UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

_________________________

Check the appropriate box:

☐	Preliminary information statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive information statement

ClearOne, Inc.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

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ClearOne, Inc.

7533 S Center View Ct., #5311

West Jordan, Utah 84084

INFORMATION STATEMENT WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT GENERAL INFORMATION

Dear Stockholders of ClearOne, Inc.:

This notice of written consent and information statement is being furnished to the stockholders of common stock, par value $0.001 per share (“Common Stock”) of ClearOne, Inc., a Nevada corporation (the “Company,” “ClearOne”, “we” or “our”), in connection with the Agreement and Plan of Merger (the “Merger Agreement”) dated July 1, 2026 by and among ClearOne, CLRO Merger Sub, Inc., a wholly-owned subsidiary of ClearOne (“Merger Sub”), Cortigent, Inc. (“Cortigent”), and Vivani Medical, Inc. (“Vivani” or “Seller”).  A summary of the Merger Agreement is provided in the accompanying information statement and a copy of the Merger Agreement is attached as Appendix A to the accompanying information statement, and each are incorporated by reference into this notice. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into Cortigent, with Cortigent surviving as a wholly-owned subsidiary of ClearOne (the “Merger”). The combined company will be renamed “Cortigent Holdings, Inc.” and is expected to trade under Nasdaq ticker symbol “CRGT”.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), ClearOne will acquire all the equity securities of Cortigent in exchange for the issuance of 12,500,000 shares of Common Stock of ClearOne (the “Consideration Shares”), subject to adjustment only as expressly set forth in the Merger Agreement.

The purpose of this letter is to inform you that on August 3, 2026, holders representing approximately 61.3% of the voting capital stock, voting as a single class, of ClearOne, and the board of directors of the Company by written consent in lieu of a meeting, approved the following corporate actions:

1.	the issuance of the Consideration Shares, being 12,500,000 shares of Common Stock, par value $0.001 per share, which will (a) represent more than 20% of the shares of Common Stock outstanding and (b) result in the change of control of ClearOne pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively (the “Issuance Proposal” or “Action No. 1”); and
2.	the adoption of ClearOne’s 2026 Omnibus Incentive Plan (the “Plan Proposal” or “Action No. 2”).

The Shareholders of ClearOne did not approve the Merger but only the issuance of the Consideration Shares and the adoption of the 2026 Omnibus Incentive Plan.

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WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF AN ANNUAL MEETING OR SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

The accompanying information statement, which we urge you to read carefully, describes the Merger, the Issuance of Proposal and the Plan Proposal in more detail, and is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, the Issuance Proposal and the Plan Proposal may not be effected until at least 20 calendar days after the mailing of the accompanying information statement to ClearOne’s stockholders.

By Order of the Board of Directors,

/s/ Derek Graham

Derek Graham
Chief Executive Officer
August 3, 2026

Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Merger or the Omnibus Incentive Plan, passed upon the merits or fairness of the Merger or the Omnibus Incentive Plan or passed upon the adequacy or accuracy of the disclosures in this notice or the accompanying information statement. Any representation to the contrary is a criminal offense.

This Information Statement is dated August 3, 2026 and is first being mailed to stockholders on or about August 11, 2026.

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CLEARONE, INC.

ClearOne, Inc.
7533 S Center View Ct., #5311
West Jordan, Utah 84084

Phone: 385-426-0565

INFORMATION STATEMENT

August 3, 2026

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF DIRECTORS OF CLEARONE, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN

This Information Statement is being furnished to the holders of shares of common stock, par value $0.001 per share (the “Common Stock”), of ClearOne, Inc., in connection with the actions by written consent of the holders of a majority of its issued and outstanding shares of Common Stock, taken without a meeting to approve the actions described in this Information Statement. In this Information Statement, all references to the “Company,” “ClearOne,” “we,” “us” or “our” refer to ClearOne, Inc., a Nevada corporation. We are mailing this Information Statement to our stockholders of record as of July 31, 2026 on or about August 11, 2026.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described herein will not become effective until at least 20 calendar days following the date on which this Information Statement is first mailed to our stockholders.

We will bear the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

RECORD DATE; VOTE REQUIRED; MAJORITY STOCKHOLDER CONSENT

Record Date

The close of business on July 31, 2026 has been fixed as the Record Date for determining stockholders entitled to receive this Information Statement.

Vote Required; Action by Written Consent

Pursuant to the Nevada Revised Statues (the “NRS”) 78.320 and ClearOne’s governing documents, action may be taken without a meeting by written consent of holders of at least the minimum number of votes required to authorize such action at a meeting. The majority stockholders of ClearOne (the “Majority Stockholders”) executed the written consent and thereby approved and/or ratified the Actions (as defined below). The record date of such action by written consent was July 31, 2026.

The names of the Majority Stockholders and their respective voting power are set forth under “Consenting Stockholders” below.

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Actions by Board of Directors and Majority Stockholders

On July 1, 2026 and July 17, 2026, respectively, in accordance with the applicable provisions of the NRS, the Board of Directors (the “ClearOne Board”), as such, adopted resolutions approving the following proposed actions (each, an “Action” and collectively, the “Actions”):

1.	to approve the issuance of 12,500,000 shares of our Common Stock, par value $0.001 per share, which will (a) represent more than 20% of the shares of Common Stock outstanding and (b) result in the change of control of ClearOne pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively; and
2.	to approve the adoption of ClearOne’s 2026 Omnibus Incentive Plan.

In order to obtain the approval of our stockholders for the Actions, we could have convened a special meeting of the stockholders for the specific purpose of voting on such matters. However, Section 78.320 of the NRS provides that unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In order to eliminate the costs and management time involved in holding a meeting and obtaining proxies and in order to effect the above Actions as early as possible in order to accomplish the purposes hereafter described, we elected to utilize the written consent of the holders of a majority of the outstanding shares of our Common Stock.

MAJORITY STOCKHOLDER CONSENT

As of the close of business on July 31, 2026 (the “Voting Record Date”), we had 2,675,412 shares of Common Stock outstanding and entitled to vote on the Actions. Each share of Common Stock outstanding as of the close of business on the Voting Record Date was entitled to one vote with respect to any and all matters presented to the shareholders of the Company for their action or consideration.

On the Voting Record Date, pursuant to Section 78.320 of the NRS, we received a written consent approving the Actions from stockholders holding an aggregate of 1,641,162 shares of our Common Stock, representing approximately 61.3% of our outstanding shares of Common Stock. Thus, your consent is not required and is not being solicited in connection with the approval of the Actions.

The following table sets forth the names of the holders of our Common Stock who consented to the Actions (the “Majority Stockholders”), the number of shares of the Common Stock beneficially owned by each Majority Stockholder as of the Voting Record Date, the total number of votes in favor of the Actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Name of Majority Stockholder	Number of Shares of Common Stock and Votes Held	Percentage of voting equity that voted in favor of the Actions
First Finance Ltd.	1,641,162	61.3%(1)

(1)    Based on 2,675,412 shares of Common Stock outstanding as of the Voting Record Date.

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 CORPORATE ACTION TO BE TAKEN

Pursuant to Rule 14c-2 under the Exchange Act, the Issuance Proposal and the Plan Proposal may not be effected until at least 20 calendar days after the mailing of the accompanying Information Statement to the Company’s stockholders.

SUMMARY OF THE APPROVED ACTIONS BY WRITTEN CONSENT

ACTION NO. 1: APPROVAL OF THE ISSUANCE OF 12,500,000 SHARES OF COMMON STOCK AND CHANGE OF CONTROL

On July 1, 2026, the Company, Merger Sub, Cortigent and Vivani entered into the Merger Agreement. Pursuant to the Merger Agreement, and subject to the terms and conditions set forth therein, Merger Sub will merge with and into Cortigent, with Cortigent continuing as the surviving corporation and becoming a wholly-owned subsidiary of ClearOne.

On July 1, 2026, the Board approved the Merger Agreement and the performance of the Company’s obligations thereunder, including the issuance of the Consideration Shares to Vivani, and the other matters contemplated by the Merger Agreement. On July 30, 2026, the Board resolved to recommend that ClearOne stockholders approve the issuance of the Consideration Shares and the adoption of the Omnibus Incentive Plan, as described in this Information Statement.

At the Effective Time, all issued and outstanding Cortigent equity securities held by Vivani immediately prior to the Effective Time will automatically be converted into the right to receive 12,500,000 Consideration Shares, subject to adjustment only as expressly set forth in the Merger Agreement, including for any stock split, stock dividend, combination, recapitalization or similar event affecting the Common Stock. No fractional shares of ClearOne Common Stock will be issued in connection with the Merger. ClearOne may also issue up to 855,000 shares of Common Stock to financial advisors, consultants and other service providers in connection with the Merger, as set forth in the Merger Agreement (the “Advisor Shares”).

Post-Merger Ownership

The ownership information set forth in the table below is based on 2,675,412 shares of Common Stock outstanding as of the date of this Information Statement and assumes no other issuances aside from the Consideration Shares and Advisor Shares, and excludes any shares of Common Stock that may be issued pursuant to the Financing (as defined herein).

	Number of Shares of Common Stock and Votes Held	Percentage of Voting Equity that Voted in Favor of the Actions
Existing ClearOne Shareholders	2,675,412	16.69%
Consideration Shares issued to Vivani	12,500,000	77.98%
Advisor Shares	855,000	5.33%
Total shares outstanding after closing	16,030,412	100%

Consideration Share Issuance and Change of Control – Nasdaq Listing Rules 5635(a) and (b)

Nasdaq Listing Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with an acquisition if the number of shares to be issued equals or exceeds 20% of the Company’s outstanding Common Stock or voting power prior to such issuance. Furthermore, Nasdaq Listing Rules 5635(b) requires stockholder approval for a change of control. The issuance of the Consideration Shares will exceed 20% of the pre-Merger Common Stock and voting power and the consummation of the Merger will result in a change of control of ClearOne. Accordingly, ClearOne obtained stockholder approval to the extent required by Nasdaq Listing Rule 5635(a) and (b).

Action No. 1 was approved by the ClearOne stockholders on August 3, 2026 by written consent. Since the Majority Stockholders have already approved Action No. 1 by written consent, no further action is required.

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ACTION NO. 2: APPROVAL OF OMNIBUS INCENTIVE PLAN

ClearOne’s current share-based incentive plan offering stock options is primarily through its 2007 Equity Incentive Plan (the “2007 Plan”). Under the 2007 Plan, one new share is issued for each stock option exercised. The 2007 Plan was restated and approved by the ClearOne stockholders on December 12, 2016. Provisions of the restated 2007 Plan include the granting of up to 2,000,000 incentive and non-qualified stock options, stock appreciation rights, restricted stock and restricted stock units. Options may be granted to employees, officers, non-employee directors and other service providers and may be granted upon such terms as the compensation committee of the board of directors determines in their sole discretion.

As of December 31, 2025, there were 19,716 options outstanding under the 2007 Plan. As of December 31, 2025, the 2007 Plan had 1,980,284 authorized unissued options.

The ClearOne Board believes that stock-based incentive awards play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors, and consultants of the Company and its affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. In addition, the ClearOne Board believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. On July 17, 2026, the ClearOne Board adopted the 2026 Omnibus Incentive Plan (the “2026 Plan”). A copy of the 2026 Plan is attached as Appendix B to this Information Statement and is incorporated herein by reference.

Action No. 2 was approved by ClearOne stockholders on August 3, 2026 by written consent. Since the Majority Stockholders have already approved Action No. 2 by written consent, no further action is required.

QUESTIONS AND ANSWERS ABOUT THE ACTIONS

Q. Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the Actions even though your vote is neither required nor requested for the Actions to become effective.

Q. What actions were approved/ratified?

A. The Majority Stockholders approved the issuance of the Consideration Shares, which will (a) represent more than 20% of the shares of Common Stock outstanding and (b) result in the change of control of ClearOne pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively and approved the adoption of the 2026 Plan pursuant to Nasdaq Listing Rule 5635(c).

Q. How many shares will be issued under the Merger Agreement?

A. ClearOne expects to issue only the Consideration Shares, equal to 12,500,000 shares of Common Stock, and the Advisor Shares, equal to 855,000 shares of Common Stock, under the Merger Agreement.

Q. What percentage/dilution does this represent?

A. Based on 2,675,412 shares of Common Stock outstanding as of the date of the Information Statement, the shares to be issued under the Merger Agreement would represent approximately 82% of the Company’s Common Stock on a pro forma basis, assuming no other issuances and excluding any Common Stock to be issued pursuant to the Financing (as defined herein). As such, the issuances under the Merger Agreement will cause substantial dilution to ClearOne Stockholders, which could reduce the value of your investment in the Common Stock.

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Q. When will the shares be issued under the Merger Agreement?

 A. Subject to the satisfaction or waiver of the closing conditions, the Consideration Shares will be issued at the closing of the Merger Agreement. The closing and issuance of the Consideration Shares will occur no earlier than 20 calendar days after this Information Statement is first mailed to stockholders, as required by Rule 14c-2 under the Exchange Act.

Q. Why am I not being asked to vote on the Actions?

A. The holders of shares comprising a majority of the issued and outstanding shares of voting capital stock have already approved the Actions pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the ClearOne Board, is sufficient under Nevada law, and no further approval by our stockholders is required.

Q. Will any of the individual stockholders hold more than 20% of the Common Stock after the issuance of the Consideration Shares under the Merger Agreement?

A. Yes, Vivani will hold more than 20% of the Common Stock after the issuance of the Consideration Shares under the Merger Agreement.

Q. Why was Nasdaq stockholder approval required?

A. The Common Stock is listed on The Nasdaq Capital Market (“Nasdaq”). The issuance of the Consideration Shares in the Merger Agreement will exceed 20% of ClearOne’s pre-transaction outstanding Common Stock and voting power. Furthermore, the transactions contemplated by the Merger Agreement will also result in a change of control of ClearOne. Accordingly, ClearOne has obtained stockholder approval of the issuance of the Consideration Shares in connection with the transactions described in this Information Statement to the extent required by Nasdaq Listing Rule 5635(a) and 5635(b).

Q. Why am I not being asked to vote on the other Actions?

A. The adoption of the Actions has been approved by written consent of holders of a majority of the outstanding shares of voting capital stock of the Company. The ClearOne Board unanimously voted, approved and recommended the adoption of the Actions and determined that the Actions are advisable to and in the best interests of the Company and its stockholders. Such approval is sufficient under Nevada law, and no further approval by our stockholders is required. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

Q. What will I receive if the Actions are completed?

A. Nothing.

Q. What do I need to do now?

A. Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

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SUMMARY SHEET

This summary highlights selected information from this Information Statement and may not contain all of the information that is important to you to understand the issuance of the Consideration Shares pursuant to the Merger Agreement and the approval of the 2026 Plan.

For a more complete description of the legal terms of the Merger, you should carefully read this entire Information Statement, the appendices attached to this Information Statement and the documents referred to or incorporated by reference in this Information Statement. Any document or agreement referred to in this Information Statement is qualified in its entirety by reference to the full text of such document or agreement. All references in this Information Statement to terms defined in the notice to which this Information Statement is attached have the meanings provided in that notice. All references to capitalized terms not defined herein or in the notice to which this Information Statement is attached have the meanings ascribed to them in the Merger Agreement.

On July 1, 2026, the Company, Merger Sub, Cortigent and Vivani entered into the Merger Agreement. Pursuant to the Merger Agreement, and subject to the terms and conditions set forth therein, Merger Sub will merge with and into Cortigent, with Cortigent continuing as the surviving corporation and becoming a wholly-owned subsidiary of ClearOne.

On July 1, 2026, the Board approved the Merger Agreement and the performance of the Company’s obligations thereunder, including the issuance of the Consideration Shares to Vivani, and the other matters contemplated by the Merger Agreement. On July 30, 2026, the Board resolved to recommend that ClearOne stockholders approve the issuance of the Consideration Shares and the adoption of the Omnibus Incentive Plan, as described in this Information Statement.

At the Effective Time, all issued and outstanding Cortigent equity securities held by Vivani immediately prior to the Effective Time will automatically be converted into the right to receive 12,500,000 Consideration Shares, subject to adjustment only as expressly set forth in the Merger Agreement, including for any stock split, stock dividend, combination, recapitalization or similar event affecting ClearOne Common Stock. No fractional shares of ClearOne Common Stock will be issued in connection with the Merger.

In connection with the Merger and as a condition to closing, ClearOne has agreed to complete a financing to raise aggregate gross proceeds of not less than $10.0 million and not more than $15.0 million through the issuance of units. Each unit is expected to consist of one share of Common Stock and one warrant to purchase one share of Common Stock (the “Financing”). The Financing may be consummated immediately prior to, or substantially concurrently with, the closing of the Merger.

The Merger Agreement does not provide for any earnout, contingent value right, contingent share issuance or share-price-based milestone consideration payable to Vivani or the holders of Cortigent equity securities in connection with the Merger. The merger consideration consists of the fixed number of Consideration Shares described above, subject only to the adjustments expressly set forth in the Merger Agreement.

Vivani is required to enter into a lock-up agreement pursuant to which 50% of the Consideration Shares will be subject to a contractual lock-up for one year following the closing date of the Merger (the “Closing Date”) and the remaining 50% of the Consideration Shares will be subject to a contractual lock-up for two years following the Closing Date.

Following completion of the Merger, ClearOne is expected to be renamed Cortigent Holdings, Inc. (d/b/a Cortigent) and to trade on the Nasdaq under the ticker symbol “CRGT,” subject to applicable approvals, requirements and the terms of the Merger Agreement. The board of directors of the combined company (the “Combined Company”) is expected to be reconstituted such that it shall consist of five members, four of whom will be designated by Vivani, including one of whom will serve as Chairperson, and one of whom will be designated by the holders of a majority of the shares of Common Stock held by the stockholders of ClearOne prior to closing of the Merger.

The Merger Agreement contains covenants of the parties, including, among others, covenants relating to access and investigation, the conduct of ClearOne’s and Cortigent’s respective businesses prior to closing, negative operating covenants, non-solicitation obligations, preparation of required SEC disclosure documents, stockholder approvals, regulatory approvals, Nasdaq listing matters, the Financing, post-closing governance arrangements, lock-up arrangements, voting arrangements, and other agreements necessary or advisable to consummate the Merger.

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The closing of the Merger is subject to customary and transaction-specific conditions, including, among others:

  absence of any law, order, injunction or other restraint prohibiting consummation of the Merger, the Financing being consummated substantially concurrently with the closing of the Merger, the accuracy of the representations and warranties of the parties, subject to the standards and exceptions set forth in the Merger Agreement, performance or compliance in all material respects by the parties with their respective covenants and agreements under the Merger Agreement, the absence of a material adverse effect with respect to ClearOne or Cortigent, as applicable, satisfaction of specified Nasdaq-related conditions and any applicable parent net cash requirement, and satisfaction or waiver of the other conditions set forth in the Merger Agreement.

The Merger Agreement contains certain termination rights for each of the parties, including, without limitation:

  by mutual written consent of ClearOne, Cortigent and Vivani, by either ClearOne, on the one hand, or Cortigent or Vivani on the other hand, if the Merger has not been consummated on or before 180 days after the date of the execution of the Merger Agreement, subject to an extension right in favor of ClearOne in certain limited circumstances, by either ClearOne, on the one hand, or Cortigent or Vivani on the other hand, if a governmental authority has issued a final, non-appealable order or taken other final action permanently restraining, enjoining or otherwise prohibiting the Merger or the other transactions contemplated by the Merger Agreement, or by a party if another party has breached its representations, warranties, covenants or agreements in a manner that would result in the failure of a closing condition, subject to certain notice, cure, materiality and other limitations as set forth in the Merger Agreement.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Appendix A to this Information Statement and incorporated by reference herein. Stockholders are encouraged to read the Merger Agreement carefully and in its entirety.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains certain statements regarding future events and future results that are based on current expectations, estimates, forecasts and projections about the business, the results of operations, the industries in which ClearOne and/or Cortigent and/or Vivani operate and the beliefs and assumptions of management, all of which are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “expect”, “forecast”, “intend”, “estimate”, “potential”, “continue” and other similar terms, and future or conditional tense verbs like “may”, “will”, “would”, “could”, “should”, “intend” and “might”, as well as variations of these words and similar expressions (or the negative versions of such words or expressions), are intended to identify those forward-looking statements. Forward-looking statements are only predictions and are subject to risks, uncertainties, assumptions and other factors that are difficult to predict. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Potential factors that might cause or contribute to such differences include, but are not limited to:

  the risk that the Merger may not be consummated if the conditions to closing are not satisfied or waived;
  the risk that the Financing may not be completed or may not be completed on anticipated terms;
  the risk that Vivani is expected to own a substantial majority of the outstanding Common Stock of the Combined Company following the Merger and Financing, which will result in a change in control and reduce the influence of existing ClearOne stockholders;
  the risk that ClearOne may be unable to satisfy Nasdaq listing requirements before or after the closing of the Merger;
  the development-stage nature of Cortigent’s business and the risk that Cortigent may not successfully develop, obtain regulatory approval for, or commercialize its product candidates;
  the risk that Cortigent and the Combined Company will require substantial additional capital and may be unable to obtain such capital on acceptable terms, or at all;
  the risk that the Combined Company will incur losses for the foreseeable future and may never achieve profitability;
  the risk that Cortigent’s product candidates, including Orion and the stroke recovery system, are investigational devices and may not receive U.S. Food and Drug Administration ("FDA") or other regulatory approvals;
  the risk that sales of shares of Common Stock after the Merger and after expiration of applicable lock-up restrictions could adversely affect the market price of the Common Stock;
  the dilution to existing ClearOne stockholders resulting from the issuance of the Consideration Shares to Vivani and the shares issued or issuable in connection with the Financing and other transaction-related issuances;
  the risks associated with integrating a development-stage medical device/neurotechnology business into a public company;
  the risks associated with litigation or regulatory review relating to the Merger or the transactions contemplated by the Merger Agreement; and
  various other risks associated with the Combined Company and the Merger, including those described in the section titled “Risk Factors.”
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The forward-looking statements are not guarantees of future performance, events or circumstances, and actual results may differ materially from those contemplated by the forward-looking statements. Forward-looking statements herein or in documents incorporated herein by reference speak only as of the date of this Information Statement or the applicable document incorporated herein by reference (or such earlier date as may be specified therein), as applicable, are based on current assumptions and expectations or assumptions and expectations as of the date of the document incorporated herein by reference, and are subject to the factors above, among other things, and involve risks, events, circumstances, uncertainties and assumptions, many of which are beyond our ability to control or predict. You should not place undue reliance on these forward-looking statements. We do not intend to, and do not undertake an obligation to, update these forward-looking statements in the future to reflect future events or circumstances, except as required by applicable securities laws and regulations. For more information, see the section entitled “Where You Can Find More Information” later in this Information Statement. The results presented for any period may not be reflective of results for any subsequent period.

You should carefully read and consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf, and all future written and oral forward-looking statements attributable to us, are expressly qualified in their entirety by the foregoing cautionary statements.

CHANGES IN CONTROL

We are not aware of any person who owns of record, or is known to own beneficially, five percent (5%) or more of our outstanding securities, other than as set forth in the section titled “Security Ownership of Certain Beneficial Owners and Management.”

Other than with respect to the Merger, there are no current definitive arrangements or agreements, which will result in a change in control.

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ACTION NO. 1
APPROVAL OF the issuance of 12,500,000 shares of our Common Stock

General

On July 1, 2026, the Company, Merger Sub, Cortigent and Vivani entered into the Merger Agreement, pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Cortigent, with Cortigent continuing as the surviving corporation and becoming a wholly owned subsidiary of the Company.

At the Effective Time, all issued and outstanding Cortigent equity securities held by Vivani immediately prior to the Effective Time will automatically be converted into 12,500,000 Consideration Shares, subject to adjustment only as expressly set forth in the Merger Agreement, including for any stock split, stock dividend, combination, recapitalization or similar event affecting the Common Stock. No fractional shares of Common Stock will be issued in connection with the Merger.

The ClearOne Board and the board of Cortigent unanimously approved the Merger Agreement and the transactions contemplated thereby.

Immediately following the closing of the Merger, the composition of the Board shall be comprised of five directors, who shall initially be Adam Mendelsohn, who is expected to serve as Chairman, Jonathan Adams, John Bowers, Linda Szyper and Eric Robinson. Eric Robinson is expected to serve as Chair of the Audit Committee. Four directors are expected to be designated by Vivani, and one director is expected to be designated by the holders of a majority of the Common Stock held by pre-closing ClearOne stockholders.

The Merger Agreement contains representations and warranties that ClearOne and Merger Sub, on the one hand, and Cortigent and Vivani, on the other hand, have made to one another as of the execution date of the Merger Agreement and the Closing Date.

Consummation of the Merger is subject to customary closing conditions, including, but not limited to:

  completion of the Financing, or the Financing being consummated substantially concurrently with the closing of the Merger;
  ClearOne’s continued listing on Nasdaq through the Closing Date and approval for listing, subject to official notice of issuance of the Consideration Shares to be issued in the Merger;
  no applicable law, order or other restraint preventing the Merger or the other transactions contemplated by the Merger Agreement;
  the accuracy of the representations and warranties of the parties, subject to the materiality standards set forth in the Merger Agreement;
  compliance by the parties with their respective covenants under the Merger Agreement;
  there being no material adverse effect on ClearOne, Cortigent or their respective businesses;
  termination, waiver or inapplicability of specified investor agreements with Cortigent and any debt owed to Vivani, in each case as provided in the Merger Agreement;
  delivery of lock-up agreements and voting agreements contemplated by the Merger Agreement;
  satisfaction of ClearOne’s minimum net cash requirement, as applicable; and
  receipt of Nasdaq approvals required under the Merger Agreement.
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Reasons for Stockholder Approval for Action No.1

Our Common Stock is listed on the Nasdaq, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market LLC, including Nasdaq Listing Rule 5635(a), which requires stockholder approval in connection with the acquisition of another company if the Nasdaq-listed company will issue more than 20% of its Common Stock as consideration for such acquisition. For purposes of Nasdaq Listing Rule 5635(a), the issuance of any Common Stock in the Merger would be aggregated together. The issuance of the Consideration Shares to Vivani represents well over 20% of ClearOne’s stock and therefore, in order to permit the issuance of the Consideration Shares, we sought and obtained stockholder approval of this issuance pursuant to Rule 5635(a).

In addition, pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities that will result in a “change of control” of a listed company. Nasdaq has not formally defined what constitutes a “change of control” but Nasdaq guidance provides that generally a change of control occurs when, as a result of the issuance of securities in such transaction, an investor or a group of investors would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position. In addition, Nasdaq will consider all facts and circumstances concerning a transaction, including whether there are any other relationships or agreements between a company and an investor. Additionally, under Nasdaq Listing Rule 5110(a), Nasdaq guidance suggests that a change of control could result based on changes to the voting power and/or share ownership, management and board of directors of the listed company and the value of the listed company and the company being acquired. Following the consummation of the Merger, and prior to the Financing, Vivani is expected to own an aggregate of approximately 77.98% of the then-issued and outstanding shares of Common Stock and current stockholders of the ClearOne are expected to own an aggregate of approximately 16.69% of the then-issued and outstanding Common Stock, with the remaining Common Stock to be held by certain advisors of ClearOne. In addition, we intend to change a majority of the ClearOne Board and our executive officers upon closing of the Merger. On a balance of factors, there was deemed to be a “change of control” by Nasdaq and therefore, in order to close the Merger, we sought and obtained stockholder approval of the change of control pursuant to Rule 5635(b).

Action No. 1 was approved by the ClearOne stockholders on August 3, 2026 by written consent. Since the Majority Stockholders have already approved Action No. 1 by written consent, no further action is required.

Details of the Merger

This section and the section titled “The Merger Agreement” in this Information Statement describe the material aspects of the Merger Agreement pursuant to which the Consideration Shares will be issued and which will result in a change of control. While we believe that this description covers the material terms of the Merger and the Merger Agreement, it may not contain all of the information that is important to stockholders. Stockholders should carefully read this entire Information Statement for a more complete understanding of the Merger and the Merger Agreement, including the Merger Agreement attached as Appendix A this Information Statement and the other documents to which stockholders are referred herein. See the section titled “Where You Can Find More Information” in this Information Statement.

Background of the Merger

During 2025 and 2026, the Board and management evaluated strategic alternatives intended to enhance stockholder value. Following the sale of certain intellectual property, product inventory and non-exclusive rights to customer data in October 2025, ClearOne’s remaining activities consisted primarily of satisfying warranty and technical support obligations on legacy products, managing residual assets and liabilities, maintaining public company compliance and evaluating strategic alternatives. ClearOne’s continuing activities were not positioned for growth.

As part of this process, we evaluated opportunities to acquire or combine with a business possessing a defined technology platform, ongoing development programs and potential long-term growth opportunities. In evaluating potential strategic alternatives, we considered the importance of identifying a target business with a defined operating strategy, a public-company pathway, and a transaction structure that could be implemented in compliance with Nasdaq and SEC requirements.

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Cortigent, through its predecessor Second Sight Medical Products, Inc. (“Second Sight”), is a pioneer in developing precision targeted neurostimulation systems to help patients recover critical body functions. Cortigent’s technology combines advanced neuroscience with proprietary microelectronics, software, and data processing capabilities to provide artificial vision and potentially restore muscle movement.

Following our discussions with Cortigent and Vivani, we, along with Cortigent and Vivani, considered a transaction in which ClearOne would acquire Cortigent, we would issue shares of Common Stock to Vivani as consideration for all of the issued and outstanding shares of Cortigent, and we would undertake a concurrent financing to provide funding for the Combined Company following the closing of the Merger.

On July 1, 2026, we entered into the Merger Agreement with Merger Sub, Cortigent and Vivani. Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into Cortigent, with Cortigent surviving the Merger as a wholly-owned subsidiary of ClearOne. Prior to the completion of the Merger, Cortigent is a wholly owned subsidiary of Vivani. Cortigent has historically relied, and may continue to rely, on Vivani and its affiliates for certain administrative, finance, accounting, legal and other support services. Following completion of the Merger, Cortigent expects to operate as a subsidiary of ClearOne pending implementation of the post-closing corporate structure contemplated by the transaction documents.

Board Approval and Reasons for the Merger

In evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, the issuance of the Consideration Shares, and the Financing (collectively, the "Contemplated Transactions"), the ClearOne board of directors (the "ClearOne Board") had dialogue, consulted with ClearOne's management and outside legal counsel, and considered a number of factors, including the material factors described below.

In view of the wide variety of factors considered, the complexity of those matters and the terms of the Merger Agreement, the ClearOne Board did not find it practicable to, and did not, quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its determination. Individual members of the ClearOne Board may have given different weight to different factors. The ClearOne Board considered the factors described below as a whole, and on balance concluded that the potentially positive factors outweighed the potentially negative factors, risks and uncertainties, and that the Merger Agreement and the Contemplated Transactions are advisable and in the best interests of ClearOne and its stockholders. This discussion of the information and factors considered by the ClearOne Board is not intended to be exhaustive, but is intended to summarize the material factors considered.

Potentially Positive Factors

The ClearOne Board considered the following factors, among others, as generally supporting its determination to approve the Merger Agreement and the Contemplated Transactions:

  Strategic alternatives and the results of the Board's review. The ClearOne Board considered that, following the sale of certain of ClearOne's assets, ClearOne's continuing operations were limited and were not positioned for growth, and that ClearOne's strategic alternatives included: (i) continuing to operate its remaining business on a standalone basis; (ii) seeking a sale of the Company or its remaining assets; (iii) a dissolution and liquidation with a distribution of remaining cash to stockholders; and (iv) the acquisition of another business or assets, including other businesses and assets other than Cortigent during its review of strategic alternatives. The ClearOne Board considered the relative risks, costs, timing and potential stockholder value of each alternative and concluded that the Merger presented the most attractive reasonably available opportunity for ClearOne's stockholders, including because it offers stockholders continued participation, through their retained equity ownership, in a clinical-stage medical device business with the potential for growth.
  Expansion into neurotechnology and medical device development. The ClearOne Board considered Cortigent's focus on precision neurostimulation technologies intended to help patients recover critical body functions, including artificial vision and potential stroke recovery applications, and the significant unmet medical needs that Cortigent's technology seeks to address.
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  Cortigent's technology portfolio and development programs. The ClearOne Board considered Cortigent's technology portfolio and regulatory history, including the Argus II retinal prosthesis system developed by its predecessor, Second Sight, which received FDA approval under a Humanitarian Device Exemption, and Cortigent's current Orion cortical visual prosthesis and stroke recovery development programs, as well as the early, pre-revenue stage of those programs and the substantial additional capital, clinical development, regulatory approvals and time that would be required before any product could be commercialized.
  Access to management and technical expertise. The ClearOne Board considered the expected post-closing management team, including the appointment of a chief executive officer designated by Vivani, and the potential benefits of Cortigent's management expertise, technical know-how and strategic development initiatives.
  Fixed merger consideration. The ClearOne Board considered that the Merger consideration consists of a fixed number of shares, 12,500,000 shares of ClearOne Common Stock, subject to equitable adjustment for stock splits, stock dividends, combinations, recapitalizations and similar events, and that the transaction does not include any earnout, collar, true-up or other contingent share consideration payable to Vivani. As a result, the number of shares issuable to Vivani will not increase if ClearOne's stock price changes prior to closing of the Merger, and existing ClearOne stockholders bear little risk of additional consideration-based dilution from the fixed share issuance to Vivani.
  Elimination of Seller Debt and related-party arrangements. The ClearOne Board considered that, as a condition to closing, all indebtedness and intercompany obligations of Cortigent owed to Vivani and its affiliates must be forgiven, cancelled or contributed to capital prior to the closing of the Merger, that Cortigent must certify at closing that it has no indebtedness for borrowed money and only ordinary-course liabilities, and that specified investor agreements must be terminated.
  Post-closing governance protections for existing ClearOne stockholders. The ClearOne Board considered the governance protections negotiated for the benefit of ClearOne's pre-closing stockholders, including: (i) a designated board seat (the "Pre-Closing Parent Stockholder Board Seat") to be filled by a director designated by the holders of a majority of the shares held by ClearOne's pre-closing stockholders for a period of twelve months following the closing of the Merger, with contractual limitations on the removal of such director and rights of such director to call board meetings, receive board materials and retain independent counsel at ClearOne's expense; (ii) an equity moratorium, exclusive of the Financing, generally restricting the Combined Company from issuing new equity securities during the equity moratorium period, subject to specified permitted issuances and override approvals; (iii) a voting agreement pursuant to which Vivani will agree to support the election of the pre-closing stockholders' board designee and the moratorium protections; and (iv) direct third-party-beneficiary enforcement rights, including specific performance, for pre-closing stockholders meeting specified ownership thresholds. The ClearOne Board also considered the significant limitations of these protections, which are described below under "Potentially Negative Factors."
  Lock-up of the Consideration Shares. The ClearOne Board considered that 50% of the Consideration Shares will be subject to a contractual lock-up for one year following the closing and the remaining 50% for two years following the closing, which aligns Vivani's interests with those of other stockholders and mitigates near-term resale pressure on the trading market.
  Capped advisory costs. The ClearOne Board considered that the cash fee payable to ThinkEquity LLC, the financial advisor to Cortigent and Vivani, is capped at $1,875,000.
  Intended tax treatment. The ClearOne Board considered that the Merger is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code, and that no cash consideration is payable by ClearOne in the Merger.
  Terms of the Merger Agreement generally. The ClearOne Board considered the terms and conditions of the Merger Agreement taken as a whole, including the parties' representations, warranties and covenants, the conditions to the parties' respective obligations, the ability of the parties to terminate the agreement in specified circumstances, and its belief that the Merger Agreement was the product of arm's-length negotiations between the parties and their respective advisors.
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Potentially Negative Factors

The ClearOne Board also considered a number of potentially negative factors, uncertainties and risks in its deliberations concerning the Merger and the other Contemplated Transactions, including the following:

  Substantial dilution and change of control. Immediately following the Effective Time, and excluding any shares of Common Stock issued pursuant to the Financing, Vivani is expected to own approximately 77.98% of the outstanding Common Stock of the Combined Company (which may vary depending on other issuances), existing ClearOne stockholders are expected to own approximately 16.69%, and Vivani will have the right to designate four of the five members of the ClearOne Board (including the Chairperson) and the chief executive officer. As a result, Vivani will control the outcome of substantially all matters submitted to stockholders, and the Combined Company is expected to qualify as a "controlled company" under Nasdaq rules, permitting it to rely on exemptions from certain corporate governance requirements. Existing stockholders will have limited ability to influence the Combined Company's affairs.
  No opinion of a financial advisor. ClearOne did not engage a financial advisor in connection with the Merger, and the ClearOne Board did not obtain an opinion from any financial advisor as to the fairness, from a financial point of view, of the merger consideration or the Contemplated Transactions to ClearOne or its stockholders. The ClearOne Board instead relied on its own review of Cortigent's business, technology, financial condition and prospects, the due diligence review conducted by management and ClearOne's advisors, and its collective experience. There can be no assurance that the consideration payable in the Merger reflects the fair value of Cortigent or that stockholders would not have received greater value from an alternative transaction or strategy.
  No post-closing recourse for breaches. The representations and warranties of Cortigent and Vivani in the Merger Agreement do not survive the closing, and the Merger Agreement provides no indemnification, escrow or holdback for the benefit of ClearOne or its stockholders (other than a limited indemnity from Vivani relating to certain prohibited equity issuances during the Equity Moratorium Period). Accordingly, if any representation or warranty of Cortigent or Vivani proves to have been inaccurate, ClearOne and its stockholders will, following the closing, have no contractual remedy absent fraud as narrowly defined in the Merger Agreement. The ClearOne Board considered this risk in light of Cortigent's recent separation from Vivani and the liquidation of Second Sight, including the risk that creditors or other parties could assert claims against Cortigent relating to legacy businesses or the separation, and considered that the Merger Agreement does not include any non-competition or non-solicitation covenant from Vivani.
  Cortigent's stage of development, going concern and capital needs. Cortigent is a clinical-stage company with no current product revenue and has a history of operating losses. Its development programs will require regulatory approvals, substantial additional capital and there is no assurance that these development programs, including clinical trials, will demonstrate safety and efficacy or will lead to commercial products. Future capital raises, if available at all, may be highly dilutive to stockholders, and failure to obtain additional capital could materially and adversely affect, or cause the failure of, the Combined Company's development programs.
  Closing conditionality; transaction costs. The Merger is subject to other conditions outside ClearOne's control, including the Nasdaq approvals, delivery of Cortigent's PCAOB-audited financial statements, delivery of the First Finance Ltd. waiver, and the absence of a material adverse effect. If the Merger is not completed, ClearOne will have incurred substantial transaction expenses, including legal, accounting, filing and insurance costs, which could materially deplete ClearOne's remaining cash resources.
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  Nasdaq initial listing requirements. Because the Merger will constitute a change of control of ClearOne under Nasdaq rules, the Combined Company must satisfy Nasdaq's initial listing standards, and Nasdaq's approval of the initial listing application is a condition to closing. There can be no assurance that the Combined Company will satisfy those standards (including the minimum bid price requirement, which may necessitate a reverse stock split) or that Nasdaq will approve the listing, and failure to obtain such approval would prevent the Merger from closing or, thereafter, could result in delisting.
  Deal-protection provisions; stockholder approval by written consent. Concurrently with the execution of the Merger Agreement, holders of at least 50.1% of ClearOne's outstanding common stock executed voting agreements and agreed to a written consent approving the contemplated Transactions. As a result, no further stockholder approval is required or will be sought, no vote of, and no proxies from, ClearOne's other stockholders will be solicited, and stockholders who did not execute the written consent will not have an opportunity to vote on the issuance of the Consideration Shares. In addition, the Merger Agreement prohibits ClearOne from soliciting alternative acquisition proposals. ClearOne stockholders are not entitled to appraisal or dissenters' rights in connection with the Merger.
  Limitations of the post-closing governance protections. The ClearOne Board considered that the governance protections described above are subject to significant limitations, including that: (i) the Pre-Closing Parent Stockholder Board Seat and equity moratorium terminate no later than twelve months after closing and terminate earlier if pre-closing stockholders' aggregate ownership falls below 5% (a threshold that, once lost, cannot be regained); (ii) the equity moratorium is subject to significant permitted-issuance exceptions, including option grants covering up to 2,500,000 shares under a new equity incentive plan during the twelve months following closing and issuances approved by specified override votes; and (iv) certain of these protections are contractual in nature, and their implementation and enforceability will depend on charter and bylaw provisions to be adopted and may be subject to legal uncertainty.
  Interim operating restrictions. The Merger Agreement imposes restrictions on the conduct of ClearOne's business prior to closing, which could delay or prevent ClearOne from pursuing business opportunities that may arise or taking other actions with respect to its business pending completion of the Merger, and requires ClearOne to bear its own transaction expenses while maintaining specified minimum net cash at closing.
  Interests of directors and officers. The ClearOne Board considered that ClearOne's directors and executive officers may have interests in the Merger that are different from, or in addition to, the interests of ClearOne stockholders generally, including rights to continuing indemnification and directors' and officers' liability insurance (including a six-year tail policy).
  Litigation risk; other risks. The ClearOne Board considered the risk of litigation challenging the Merger or the adequacy of the disclosure relating thereto, and the various other risks described under "Risk Factors" in this Information Statement.

Conclusion

After careful consideration of these and other factors, and taking into account the advice of its advisors and the totality of the information available to it, the ClearOne Board unanimously determined that the Merger Agreement and the Contemplated Transactions are advisable and in the best interests of ClearOne and its stockholders, approved the Merger Agreement and the Contemplated Transactions, and resolved to recommend that ClearOne's stockholders approve the Contemplated Transactions, which approval will be obtained by written consent of the holders of a majority of ClearOne's outstanding Common Stock.

The foregoing discussion of the factors considered by the ClearOne Board is not intended to be exhaustive, but rather summarizes the material factors considered by the ClearOne Board in its consideration of the Merger. In view of the number and variety of factors and the amount of information considered, the ClearOne Board did not find it practicable to, and did not, make specific assessments of, quantify, rank or otherwise assign relative weights to the specific factors considered in reaching its determination. The factors, potential risks and uncertainties described above are not intended to be relied upon by any stockholder as being a guarantee of, or an assurance as to, the future performance or results of ClearOne, Cortigent or the Combined Company, and should be read together with the other information included in this Information Statement, including the sections entitled "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements."

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Risk Factors Considered by the Board

In the course of its deliberations, the ClearOne Board also considered a variety of risk factors related to entering into the Merger Agreement and consummating the Merger, including the following:

  the risk that the Merger may not be consummated if the conditions to closing are not satisfied or waived;
  the risk that ClearOne stockholders may not approve the proposals required to consummate the Merger and related transactions, including the issuance of shares in connection with the Merger and the financing;
  the risk that the Financing contemplated by the Merger Agreement may not be completed or may not be completed on anticipated terms;
  the risk that Vivani is expected to own a substantial majority of the outstanding Common Stock of the Combined Company following the Merger and Financing, which will result in a change in control and reduce the influence of existing ClearOne stockholders;
  the risk that ClearOne may be unable to satisfy Nasdaq listing requirements before or after the closing of the Merger;
  the development-stage nature of Cortigent’s business and the risk that Cortigent may not successfully develop, obtain regulatory approval for, or commercialize its product candidates;
  the risk that Cortigent and the Combined Company will require substantial additional capital and may be unable to obtain such capital on acceptable terms, or at all;
  the risk that the Combined Company will incur losses for the foreseeable future and may never achieve profitability;
  the risk that Cortigent’s product candidates, including Orion and the stroke recovery system, are investigational devices and may not receive FDA or other regulatory approvals;
  the risk that sales of shares of Common Stock after the Merger and after expiration of applicable lock-up restrictions could adversely affect the market price of Common Stock;
  the dilution to existing ClearOne stockholders resulting from the issuance of the Consideration Shares to Vivani and the Common Stock issued or issuable in connection with the Financing and other transaction-related issuances;
  the regulatory, developmental, financing and other operational risks associated with integrating a development-stage medical device/neurotechnology business into ClearOne;
  the risks associated with litigation or regulatory review relating to the Merger or the transactions contemplated by the Merger Agreement; and
  various other risks associated with the Combined Company and the Merger, including those described in the section titled “Risk Factors.”

The Merger Agreement

This section describes the material terms of the Merger Agreement. The descriptions of the Merger Agreement in this section and elsewhere in this Information Statement are not complete and are qualified in their entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Appendix A and is incorporated by reference into this Information Statement. You are encouraged to read the Merger Agreement carefully and in its entirety, as it is the legal document governing the Merger. This section is not intended to provide you with any factual information about Parent, Merger Sub, Cortigent or Vivani. Such information can be found elsewhere in this Information Statement and in the public filings Parent, Cortigent and Vivani makes with the SEC, as described under the heading “Where You Can Find More Information” beginning on page 45.

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Parties to the Merger

The Merger Agreement, dated as of July 1, 2026, is entered into by and among the Parent, Merger Sub, Cortigent and Vivani. ClearOne is listed on Nasdaq under the symbol “CLRO.” Merger Sub is a wholly-owned subsidiary of ClearOne for purposes of effecting the Merger. Cortigent is a wholly-owned subsidiary of Vivani. Vivani is listed on Nasdaq under the symbol “VANI” and is the sole holder of the issued and outstanding capital stock of Cortigent.

Form of the Merger

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, upon the consummation of the transactions contemplated by the Merger Agreement, Merger Sub will merge with and into Cortigent, with Cortigent surviving the Merger as a wholly-owned subsidiary of ClearOne. At the Effective Time, the separate existence of Merger Sub will cease, and Cortigent will continue as the surviving corporation in accordance with the Merger Agreement and the applicable provisions of the Delaware General Corporation Law.

At the Effective Time, any shares of Cortigent capital stock held as treasury stock or held or owned by Cortigent, Merger Sub or any subsidiary of Cortigent immediately prior to the Effective Time will be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange therefor. Subject to the terms of the Merger Agreement, all issued and outstanding Cortigent equity securities held by Vivani immediately prior to the Effective Time will be automatically exchanged for the Consideration Shares subject to adjustment only as expressly set forth in the Merger Agreement. No fractional shares of ClearOne Common Stock will be issued in connection with the Merger.

Merger Consideration

At the Effective Time, all issued and outstanding Cortigent equity securities held by Vivani immediately prior to the Effective Time will be converted into the right to receive the Consideration Shares. The Consideration Shares will be subject to lock-up restrictions and registration rights as set forth in the Merger Agreement and related agreements.

It is anticipated that, after giving effect to the Merger but excluding the Financing, Vivani will own approximately 77.98% of the outstanding equity of the Combined Company, former ClearOne stockholders will own approximately 16.69% of the outstanding equity of the Combined Company, and certain advisors of ClearOne will own approximately 5.33% of the outstanding equity of the Combined Company. ClearOne is expected to be renamed “Cortigent Holdings, Inc.” (d/b/a Cortigent) and is expected to trade on Nasdaq under the ticker symbol “CRGT” following the closing of the Merger, subject to Nasdaq approval and the satisfaction or waiver of the conditions set forth in the Merger Agreement.

Financing

In connection with the Merger and as a condition to closing, ClearOne has agreed to complete the Financing. Each unit offered in the Financing is expected to consist of one share of Common Stock and one warrant to purchase one share of Common Stock. The Financing may be consummated immediately prior to, or substantially concurrently with, the closing of the Merger.

Exchange Procedures

At the Effective Time, the stock transfer books of Cortigent will be closed and there will be no further registration of transfers on the records of Cortigent of shares of Cortigent capital stock that were issued and outstanding immediately prior to the Effective Time. The Merger Agreement provides customary procedures for the surrender of certificates, if any, representing Cortigent capital stock and the issuance of the Consideration Shares in accordance with the terms of the Merger Agreement.

Completion and Effectiveness of the Merger

The Merger will be completed as promptly as practicable after all of the conditions to closing are satisfied or waived, unless the Merger Agreement is earlier terminated in accordance with its terms. The Merger will become effective at the time specified in the certificate of merger to be filed with the Secretary of State of the State of Nevada or at such later time as may be specified in the certificate of merger with the consent of ClearOne, Cortigent and Vivani. ClearOne, Cortigent and Vivani cannot predict the exact timing of the closing because the Merger is subject to various conditions, including those described below.

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Conditions to the Merger

The completion of the Merger is subject to customary closing conditions, including, but not limited to:

  completion of the Financing, or the Financing being consummated substantially concurrently with the closing of the Merger;
  ClearOne’s continued listing on Nasdaq through the Closing Date and approval for listing, subject to official notice of issuance, of the shares of Common Stock to be issued in the Merger;
  no applicable law, order or other restraint preventing the Merger or the other transactions contemplated by the Merger Agreement;
  the accuracy of the representations and warranties of the parties, subject to the materiality standards set forth in the Merger Agreement;
  compliance by the parties with their respective covenants under the Merger Agreement;
  there being no material adverse effect on ClearOne, Cortigent or their respective businesses;
  the termination, waiver or inapplicability of specified investor agreements with Cortigent and any debt owed to Vivani, in each case as provided in the Merger Agreement;
  delivery of lock-up agreements and voting agreements contemplated by the Merger Agreement;
  satisfaction of ClearOne’s minimum net cash requirement, as applicable;
  receipt of Nasdaq approval for ClearOne’s initial listing application for the Combined Company;
  the reconstitution of the Combined Company’s board of directors and management;
  ClearOne having net cash of at least $50,000, excluding the net proceeds of the Financing; and
  the execution of a voting agreement by Vivani whereby Vivani agrees to vote its shares of Common Stock in support of ClearOne’s director designee and the equity moratorium protections during the Equity Moratorium Period (as defined herein).

Approvals

The ClearOne Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the issuance of the Consideration Shares. The Board of Cortigent approved the Merger Agreement and determined to recommend that Cortigent’s stockholders approve the Merger Agreement and the transactions contemplated thereby. Vivani, as the sole stockholder of Cortigent, is required to approve the Merger Agreement and the Merger by written consent in accordance with the Merger Agreement. ClearOne stockholder approval is required for the Parent Stockholder Proposals (as defined in the Merger Agreement), including Issuance Proposal and the Plan Proposal, as described in this Information Statement.

Certain ClearOne stockholders collectively holding at least 50.1% of ClearOne Common Stock have agreed to enter into voting support agreements pursuant to which they will vote in favor of certain matters supported by the Vivani-designated directors and certain other specified actions. Vivani has likewise agreed to enter into a voting support agreement pursuant to which it will vote its shares of ClearOne Common Stock in support of the director designated by the ClearOne stockholders and certain related matters.

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Termination

The Merger Agreement provides for termination under certain circumstances, including:

  by mutual written consent of ClearOne, Cortigent and Vivani;
  by either ClearOne or Cortigent/Vivani if the Merger has not been consummated by the applicable outside date specified in the Merger Agreement, subject to the limitations and exceptions set forth therein;
  by either ClearOne or Cortigent/Vivani if a governmental authority has issued a final, non-appealable order or taken other final action permanently restraining, enjoining or otherwise prohibiting the Merger or the other transactions contemplated by the Merger Agreement; or
  by a party if another party has breached its representations, warranties, covenants or agreements in a manner that would result in the failure of a closing condition, subject to the notice, cure, materiality and other limitations set forth in the Merger Agreement.

If the Merger Agreement is terminated as a result of: (i) one party accepting or entering into a definitive agreement for a superior proposal from a third party, or (ii) a material breach by either party of its representations, warranties, covenants, or obligations under the Merger Agreement that results in the failure to consummate the Merger, the breaching or withdrawing party shall pay to the other party a breakup fee in the amount of 125% of the total direct verifiable third-party expenses incurred by the non-breaching or non-withdrawing party in connection with the Merger, up to a maximum of $250,000.

Treatment of Cortigent Equity Awards and Other Equity Securities

Vivani and Cortigent are required to take all actions reasonably necessary to ensure that, as of the closing of the Merger, no stock options, restricted share units, deferred share units, warrants or other equity securities of Cortigent remain outstanding, other than Cortigent Common Stock. In connection with the Merger, ClearOne has agreed to grant at closing up to 1,400,000 stock options to certain individuals affiliated with Cortigent. ClearOne may also issue up to 855,000 Advisor Shares. In addition, ClearOne agreed to adopt a new equity incentive plan, which shall be the Omnibus Incentive Plan.

Representations and Warranties

The Merger Agreement contains representations and warranties that ClearOne and Merger Sub, on the one hand, and Cortigent and Vivani, on the other hand, have made to one another as of specific dates.

The representations and warranties of Cortigent and Vivani relate, but are not limited to: subsidiaries and due organization; Certificate of Incorporation, Bylaws, Charters and Codes of Conduct; capitalization; financial statements; absence of changes; title to assets; real property and leasehold interests; intellectual property; agreements, contracts and commitments; liabilities; compliance with applicable legal requirements, permits, and restrictions; compliance with anti-corruption laws, trade control laws and sanctions; tax matters; employee benefit plans; labor and employment; environmental matters; insurance; legal proceedings and orders; authority and the binding nature of the Merger Agreement; vote required to adopt to the Merger Agreement and the Merger; non-contravention and consents; financial advisor(s); privacy; and disclosure.

The representations and warranties of Vivani relate, but are not limited to: due organization and authority; authorization and binding nature of the Merger Agreement; ownership of Cortigent’s securities; no conflicts and consents; litigation; brokers, financial advisors, and fees; and solvency and no distribution of Cortigent’s securities.

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The representations and warranties of ClearOne relate, but are not limited to: subsidiaries and due organization; Articles of Incorporation, Bylaws, Charters and Codes of Conduct; capitalization; SEC filings and financial statements; absence of changes; intellectual property; agreements, contracts and commitments; liabilities; compliance with applicable legal requirements, permits and restrictions; compliance with anti-corruption laws, trade control laws and sanctions; tax matters; employee benefit plans; labor and employment; environmental matters; insurance; legal proceedings and orders; authority, binding nature of the Merger Agreement; vote required to adopt to the Merger Agreement and the Merger; non-contravention and consents; bank accounts; financial advisor(s); title to assets; real property and leasehold interests; valid insurance; privacy financing; disclosure; and shell company status.

While ClearOne does not believe that these disclosure schedules contain information required to be publicly disclosed under applicable securities laws, other than information that has already been so disclosed, the disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, you should not rely on the representations and warranties as current characterizations of factual information about ClearOne, Merger Sub, Cortigent or Vivani, because they were made as of specific dates, may be intended merely as a risk allocation mechanism among the parties, and are modified by the disclosure schedules.

Directors Following the Merger

At the Effective Time, the Board of the Combined Company is expected to consist of five directors: Adam Mendelsohn, who is expected to serve as Chairman, Jonathan Adams, John Bowers, Linda Szyper and Eric Robinson. Eric Robinson is expected to serve as Chair of the Audit Committee. Four directors are expected to be designated by Vivani, and one director is expected to be designated by the holders of a majority of the shares of ClearOne Common Stock held by pre-closing ClearOne stockholders.

Management Following the Merger

Immediately following the Merger, the executive officers of the Combined Company are expected to include the following persons:

Name	Position with the Combined Company
Jonathan Adams	President and Chief Executive Officer
Simon Brewer	Chief Financial Officer and Principal Accounting Officer

Regulatory Approvals

The Merger is subject to compliance with applicable federal and state securities laws, the filing of a certificate of merger with the Secretary of State of the State of Delaware, Nasdaq approval and continued listing requirements, the approval for listing of the shares of Common Stock to be issued in the Merger, and the other approvals and conditions described in the Merger Agreement and this Information Statement.

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Additional Information

For a detailed description of the Merger Agreement, including representations, warranties, covenants, closing conditions, termination rights and other terms, stockholders should refer to the full text of the Merger Agreement attached as Appendix A to this Information Statement.

Lock-Up Agreements

Vivani has agreed to customary lock-up restrictions on the Consideration Shares received in the Merger. Pursuant to Vivani’s lock-up agreement, 50% of the Consideration Shares will be subject to a contractual lock-up for one year following the Closing Date, and the remaining 50% of the Consideration Shares will be subject to a contractual lock-up for two years following the Closing Date, in each case subject to the terms and conditions of the lock-up agreement.

Voting Agreements

Certain ClearOne stockholders collectively holding at least 50.1% of Common Stock have agreed to enter into voting support agreements in favor of Cortigent and Vivani in connection with the Merger. The Merger Agreement also contemplates a voting agreement pursuant to which Vivani will vote its shares of Common Stock in support of a director designated by the pre-closing ClearOne stockholders and certain related matters, and the pre-closing ClearOne stockholders will vote their shares in support of the Vivani-designated directors during the equity moratorium period.

Equity Issuance Moratorium

During the period commencing on the Closing Date and ending on the date that is the earlier of (i) the date that is 12 months after the Closing Date or (ii) the date on which the number of shares of Common Stock held by the pre-closing ClearOne stockholders is less than 5% of the then total number of outstanding shares of Common Stock, we will be subject to an equity issuance moratorium (the “Equity Moratorium”), subject to specified permitted exceptions set forth in the Merger Agreement. The equity moratorium is intended to restrict certain equity issuances by the Combined Company during the applicable period, except as expressly permitted by the Merger Agreement. Notwithstanding the above, if the gross proceeds of the Financing, including the exercise of any warrants therein, does not exceed $25,000,000 on or prior to the six months following the closing of the Financing, then the Equity Moratorium will end.

Interests of Certain Persons in Action No. 1

In considering and approving Action No. 1, the ClearOne Board considered the interests of ClearOne’s directors and executive officers. Other than their interests as stockholders of the Company, neither the Company nor any of its directors or executive officers have any material interest in the Action No.1.

To the extent any director or executive officer’s beneficial ownership of Common Stock will be diluted as a result of the issuance of the Consideration Shares, such dilution will occur on the same basis as for the Company’s other existing stockholders.

In connection with the Merger, we may issue up to 855,000 Advisor Shares and, at closing, we intend to grant up to 1,400,000 stock options to certain individuals affiliated with Cortigent, in each case as contemplated by the Merger Agreement. ThinkEquity LLC acted as financial advisor in connection with the Merger, and the Merger Agreement contains provisions for the payment of a cash fee to ThinkEquity.

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ACTION NO. 2

APPROVAL OF OMNIBUS INCENTIVE PLAN

Current Employee Stock Option Plans

The Company’s current share-based incentive plan offering stock options is primarily through its 2007 Equity Incentive Plan. Under the 2007 Plan, one new share is issued for each stock option exercised. The 2007 Plan was restated and approved by the ClearOne stockholders on December 12, 2016. Provisions of the restated 2007 Plan include the granting of up to 2,000,000 incentive and non-qualified stock options, stock appreciation rights, restricted stock and restricted stock units. Options may be granted to employees, officers, non-employee directors and other service providers and may be granted upon such terms as the compensation committee of the board of directors determines in their sole discretion.

Generally, vesting schedules for options granted are based on three or four-year vesting schedules, with either one-third or one-fourth vesting on the first anniversary and the remaining options vesting ratably over the remainder of the vesting term. Generally, directors and officers have three-year vesting schedules and all other employees have four-year vesting schedules. Additionally, in the event of a change in control or the occurrence of a corporate transaction, the ClearOne Board has the authority to elect that all unvested options shall vest and become exercisable immediately prior to the event or closing of a transaction. As of December 31, 2025, the Company had 2,769 options with contractual lives of ten years and 16,947 options with contractual lives of six years.

As of December 31, 2025, there were 19,716 options outstanding under the 2007 Plan. As of December 31, 2025, the 2007 Plan had 1,980,284 authorized unissued options.

The Company uses judgment in determining the fair value of the share-based payments on the date of grant using an option-pricing model with assumptions regarding a number of highly complex and subjective variables. These variables include, but are not limited to, the risk-free interest rate of the awards, the expected life of the awards, the expected volatility over the term of the awards, and the expected dividends of the awards. The Company uses the Black-Scholes option pricing model to determine the fair value of share-based payments granted under the guidelines of ASC Topic 718.

2026 Omnibus Incentive Plan

The ClearOne Board believes that stock-based incentive awards play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors, and consultants of the Company and its affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. In addition, the ClearOne Board believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. On July 17, 2026, the ClearOne Board adopted the 2026 Omnibus Incentive Plan and on August 3, 2026, the Majority Stockholders approved the adoption of the 2026 Plan by written consent.  A copy of the 2026 Plan is attached as Appendix B to this Information Statement and is incorporated herein by reference.

Rationale for Approving the 2026 Plan

Equity incentive awards are a key component of our compensation strategy and represent a significant element of the compensation granted to all of our employees. The compensation committee and the ClearOne Board believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success, especially given our industry and geographic location, and that the 2026 Plan is critical to our ongoing effort to build stockholder value. Without the 2026 Plan, we would not be able to offer a competitive equity compensation program to attract, retain, and motivate the talented and qualified employees necessary for our continued growth and success, especially in an industry that relies on equity compensation as a key component of overall employee compensation. In that event, we may need to increase cash compensation, which could increase our operating expenses and reduce alignment between employees and stockholders.

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The compensation committee carefully monitors our annual net burn rate, total dilution and equity expense in order to maximize stockholder value by granting only the number of equity incentive awards that it believes are necessary and appropriate to attract, reward and retain our employees. Pursuant to our compensation philosophy, we link the interests of employees with those of our stockholders and motivate our employees to act as owners of the business.

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Burn rate

The following table sets forth information regarding historical awards granted and earned for the fiscal year 2023 through 2025 period, and the corresponding burn rate, which is defined as the number of shares subject to equity-based awards granted in a year divided by the weighted average number of shares of Common Stock outstanding for that year, for each of the last three fiscal years:

Share Element	2025	2024	2023
Stock Options Granted	-	10,667	8,002
Performance-Based Full-Value Awards Granted	-	-	-
Total Awards Granted	-	10,667	8,002
Weighted average common shares outstanding during the fiscal year	1,765,654	1,598,756	1,597,212
Annual Burn Rate	0.00%	0.67%	0.50%
Three-Year Average Burn Rate (1)	0.39%	-	-

(1)	As illustrated in the table above, our three-year average burn rate for the 2023-2025 period was 0.39%, which is below the ISS industry category burn rate threshold of 8.41%.

Our compensation committee determined the size of the reserved pool under the 2026 Plan based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees and an assessment of the magnitude of increase that our institutional investors and the firms that advise them would likely find acceptable. We may reassess the size of the reserved pool from time to time.

Reasons for Stockholder Approval for Action No. 2

Our Common Stock is listed on the Nasdaq, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market LLC, including Nasdaq Listing Rule 5635(c), which requires stockholder approval prior the issuance of securities when a stock option or purchase plan is to be established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which stock may be acquired by officers, directors, employees, or consultants, with certain limited exceptions as defined in the Nasdaq Listing Rules.

Action No.2 was approved by the ClearOne stockholders on August 3, 2026 by written consent. Since the Majority Stockholders have already approved Action No.2 by written consent, no further action is required.

Summary of the 2026 Plan

The following description of certain features of the 2026 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2026 Plan, which is attached hereto as Appendix B.

Share Reserve. The maximum number of shares of Common Stock to be issued under the 2026 Plan is 2,500,000. Shares from the 2026 Plan that are forfeited, canceled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of shares or otherwise terminated (other than by exercise) will be added back to the reserved pool under the 2026 Plan.

Administration. The 2026 Plan will be administered by either the ClearOne Board or the compensation committee (the “Administrator”). The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, to modify or accelerate any award, and to determine the specific terms and conditions of each award, subject to the provisions of the 2026 Plan.

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Eligibility; 2026 Plan Limits. All full-time and part-time officers, employees, non-employee directors and consultants of the Company and its affiliates are eligible to participate in the 2026 Plan, subject to the discretion of the Administrator. As of August 3, 2026, approximately 12 individuals would have been eligible to participate in the 2026 Plan had it been effective on such date, which includes 2 executive officers, 4 employees who are not executive officers, 5 non-employee directors and 1 consultant. There are certain limits on the number of awards that may be granted under the 2026 Plan. For example, no more than 2,500,000 shares of Common Stock may be granted in the form of incentive stock options.

Director Compensation Limit. The 2026 Plan provides that the value of all awards awarded under the 2026 Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year for service as a non-employee director shall not exceed $500,000 ($750,000 for the non-employee director Board Chair); provided, however, that such amount shall be $750,000 for the calendar year in which the applicable non-employee director is initially elected or appointed to the Board.

Stock Options. The 2026 Plan permits the granting of (1) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2026 Plan will be non-qualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company or a subsidiary corporation. Non-qualified options may be granted to any persons eligible to receive incentive stock options and to non-employee directors and consultants. The option exercise price of each option will be determined by the Administrator. Except in the case of options (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) granted to individuals who are not subject to U.S. income tax on the date of grant or (iii) that are exempt from or compliant with Section 409A of the Code, the exercise price of an option may not be less than 100% of the fair market value of the Common Stock on the date of grant. In the case of an incentive stock option that is granted to a ten percent owner, the exercise price of such incentive stock option shall be not less than 110% of the fair market value on the grant date. Fair market value for this purpose will be determined by reference to the last reported sale price of the shares of Common Stock on the Nasdaq (or such other market on which our Common Stock is then principally listed). The exercise price of an option may not be reduced after the date of the grant without stockholder approval, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. In the case of an incentive stock option that is granted to a ten percent owner, the term of such incentive stock option shall be no more than five years from the date of grant. The Administrator will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Administrator only in connection with the death of a grantee, disability of a grantee, or actual or constructive discharge of a grantee following a sale event of the Company. In general, unless otherwise permitted by the Administrator, no option granted under the 2026 Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Administrator or by delivery (or attestation to the ownership) of shares of Common Stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.

To qualify as incentive stock options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Administrator may award stock appreciation rights subject to such conditions and restrictions as the Administrator may determine. Stock appreciation rights entitle the recipient to receive shares of Common Stock or cash equal to the value of the appreciation in the stock price over the exercise price. The term of a stock appreciation right may not exceed ten years. The exercise price of stock appreciation rights may not be reduced after the date of the grant without stockholder approval, other than to appropriately reflect changes in our capital structure.

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Restricted Stock. The Administrator may award shares of Common Stock to participants subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period. Upon the grant of a restricted stock award, a grantee shall have the rights of a stockholder with respect to the voting of the restricted shares but not with respect to the receipt of dividends with respect to the restricted shares (unless otherwise provided in an award agreement).

Restricted Stock Units. The Administrator may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of Common Stock or cash subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the Administrator’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Administrator and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The Administrator may also grant shares of Common Stock that are free from any restrictions under the 2026 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Cash-Based Awards. The Administrator may grant cash bonuses under the 2026 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.

Dividend Equivalent Rights. The Administrator may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of Common Stock. Dividend equivalent rights granted as a component of another award (other than a stock option or stock appreciation right) may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, shares of Common Stock or a combination thereof, in a single installment or installments, as specified in the award.

Change of Control Provisions. In the event of a “sale event,” as defined in the 2026 Plan, awards under the 2026 Plan may be assumed, continued or substituted. In the event that awards are not assumed, continued or substituted, the 2026 Plan and all outstanding awards thereunder will terminate. In such case of termination, except as otherwise provided in the applicable award agreement, upon the effective time of the sale event, all awards with time-based conditions or restrictions will become vested and exercisable or non-forfeitable, and all awards with conditions and restrictions relating to the attainment of performance goals may become vested and exercisable or nonforfeitable in connection with a sale event in the Administrator’s discretion or to the extent specified in the relevant award agreement. In addition, the Company may make or provide for payment, in cash or in kind, to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights (provided that, in the case of an option or stock appreciation right with an exercise price equal to or greater than the per share cash consideration, such option or stock appreciation right shall be cancelled for no consideration). The Company shall also have the option to make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards. All awards will terminate in connection with a sale event unless they are assumed by the successor entity.

If any payment or benefit that a plan participant would otherwise receive from the Company pursuant to an award under the 2026 Plan or otherwise would (a) constitute a “parachute payment” within the meaning of Section 280G of the Code and (b) be subject to the excise tax imposed by Section 4999 of the Code, then such payment or benefit will be cut back to either (i) the largest portion of the payment/benefit that would result in no portion of the payment/benefit (after reduction) being subject to the excise tax or (ii) the entire payment/benefit, whichever amount after taking into account all applicable federal, state and local employment taxes, income taxes, and the excise tax, results in the plan participant’s receipt, on an after‑tax basis, of the greatest amount of the payment/benefit.

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Adjustments for Changes in Stock. The 2026 Plan requires the Administrator to make appropriate and proportionate adjustments to the number of shares of Common Stock that are subject to the 2026 Plan, to certain limits in the 2026 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the 2026 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The Administrator may require that tax withholding obligations be satisfied by withholding shares of Common Stock to be issued pursuant to exercise or vesting. The Administrator may also require our tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to us in an amount that would satisfy the withholding amount due. The Company has no duty or obligation to advise any participant as to the time or manner of exercising an award or to minimize the potential tax consequences of an award.

Amendments and Termination. The ClearOne Board may at any time amend or discontinue the 2026 Plan and the ClearOne Board and the compensation committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. Without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding stock options or stock appreciation rights, effect repricing through cancellation and re-grants or cancellation of stock options or stock appreciation rights in exchange for cash or other awards or effect cash buyouts of underwater stock options or stock appreciation rights. To the extent required under the rules of Nasdaq, any amendments that materially change the terms of the 2026 Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Administrator to be required by the Code to preserve the qualified status of incentive stock options.

Effective Date of Plan. The 2026 Plan was approved by the ClearOne Board on July 17, 2026.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2026 Plan. It does not describe all federal tax consequences under the 2026 Plan, nor does it describe state or local tax consequences.

Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option exercise price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Common Stock.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the stock option is treated as a non-qualified stock option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

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Non-Qualified Stock Options. No income is realized by the optionee at the time the non-qualified stock option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the shares of Common Stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified stock option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the stock option.

Stock Appreciation Rights. No income will be recognized by a recipient upon the grant of either tandem or freestanding stock appreciation rights. For the year in which the stock appreciation right is exercised, the recipient will generally be taxed at ordinary income rates on the amount equal to the cash received plus the fair market value of any unrestricted shares received on the exercise.

Restricted Stock Awards. The recipient of a restricted stock award will generally be taxed at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the recipient for such restricted shares) at such time as the shares are no longer subject to restrictions. However, a recipient may elect under Section 83(b) of the Code (the election must be filed with the IRS within 30 days of the grant date) to be taxed at ordinary income rates on the difference between: (i) the fair market value of such shares of the Common Stock on the grant date, and (ii) the purchase price, if any, of the shares. If a Section 83(b) election has not been made, dividends received with respect to restricted shares will generally be taxed as ordinary income to the recipient. If a Section 83(b) election has been made, dividends will be taxed at dividend rates.

Restricted Stock Units. The recipient of a restricted stock unit will generally be taxed at ordinary income rates on the fair market value of the shares of the Common Stock awarded on the transfer date. The capital gains/loss holding period for such shares will also commence on such date.

Unrestricted Stock Awards. The recipient of an unrestricted stock award will generally be taxed at ordinary income rates on the difference between: (i) the fair market value of the shares of the Common Stock on the grant date, and (ii) the purchase price, if any, of the shares.

Cash-Based Awards. The recipient will generally be taxed at ordinary income rates on the amount equal to the cash received.

Dividend Equivalent Rights. There are generally no Federal income tax consequences to the recipient or the Company on the grant of a dividend equivalent right. When the dividend equivalent right is converted to cash and/or additional shares of Common Stock and distributed to the recipient of a dividend equivalent right, the cash or the fair market value of the shares of Common Stock will be taxable to the recipient as ordinary income and the Company will be entitled to a corresponding deduction for tax purposes.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Internal Revenue Code (the “Code”). Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for awards under the 2026 Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1.0 million a year.

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Equity Compensation Plan Information

The following table summarizes information, as of December 31, 2025, relating to equity compensation plans of ClearOne (including individual compensation arrangements) pursuant to which equity securities of ClearOne are authorized for issuance.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options and rights	(b) Weighted‑average exercise price of outstanding options and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity Compensation Plans Approved by Stockholders	19,716	$35.33	1,980,284
Equity Compensation Plans Not Approved by Stockholders	-	-	-
Total	19,716	$35.33	1,980,284

Interests of Certain Persons in Action No. 2

In considering and approving Action No. 2, the ClearOne Board considered the interests of the Company’s directors and executive officers. The interests of directors and officers are limited to their participation in the 2026 Plan through the issuance of equity incentive awards at ClearOne’s discretion.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Pro Forma Information

See “Appendix D” for the unaudited pro forma condensed combined financial information prepared in accordance with Article 11 of Regulation S-X under the Securities Act and Release No. 33-10786, “Amendments to Financial Disclosures about Acquired and Disposed Businesses.”

MARKET PRICE AND DIVIDEND INFORMATION

Per Share Market Price and Dividend Information

Market Prices

ClearOne Common Stock is currently quoted on Nasdaq under the symbol “CLRO”. As of July 31, 2026, the latest practicable trading day before the date of this Information Statement, there were 2,675,412 shares of ClearOne Common Stock outstanding. Additionally, as of July 31, 2026, there were approximately 288 registered holders of record of ClearOne Common Stock.

The following table presents trading information for ClearOne Common Stock on July 1, 2026, the last trading day before the public announcement of the Merger Agreement, and July 31, 2026, the latest practicable trading day before the date of this Information Statement.

	ClearOne Common Stock
Date	High	Low	Close
July 1, 2026	$3.22	$2.99	$3.22
July 31, 2026	$4.375	$3.85	$4.08

ClearOne’s expected dividend yield is zero, as it has not and does not currently intend to declare dividends in the foreseeable future. Cortigent’s expected dividend yield is zero, as it has not and does not currently intend to declare dividends in the foreseeable future.

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INFORMATION ABOUT CORTIGENT

Overview

Cortigent, through its predecessor Second Sight, is a pioneer in developing precision targeted neurostimulation systems to help patients recover critical body functions. Cortigent’s technology combines advanced neuroscience with proprietary microelectronics, software, and data processing capabilities to provide artificial vision and potentially restore muscle movement. Cortigent’s first commercial system, Argus II®, a retinal implant, was approved by the FDA under a Humanitarian Device Exemption (“HDE”) and has provided artificial vision to hundreds of profoundly blind people who were implanted with this device. Building on this neurostimulation platform, Cortigent has completed an early feasibility clinical trial to evaluate a more advanced system for artificial vision named “Orion”. Cortigent is further exploring the application of its core neurostimulation technology for accelerating the recovery of arm and hand function in patients who are partially paralyzed due to stroke. In February 2023, Cortigent held a meeting with FDA staff to commence discussions of an early feasibility clinical study in stroke victims. Cortigent believes that additional future applications of Cortigent’s platform technology may have the potential to generate substantial business growth over time. To date neither Cortigent, nor the prior operations of Second Sight Medical Products, Inc., have generated net income from sales of the now discontinued Argus II product. Cortigent will not generate revenues unless and until it completes the development of and attains the regulatory marketing approval for Orion or other neurostimulation systems under development.

Both the Argus II and Orion devices create artificial vision by using electrical stimulation. Artificial vision does not restore normal stereoscopic vision or vision with color but rather perceptions of light and shapes requiring implantees to interpret their environment through specialized training. Artificial vision can aid in supporting basic tasks such as finding a doorway, detecting another person’s presence, following a sidewalk or locating an object. For the Argus II device, the stimulation is delivered to the surviving cells of the retina which convey the activity to the brain via the optic nerve. For the Orion device, electrical stimulation is delivered directly to the visual cortex, the region of the brain responsible for vision. The pattern of electrical stimulation corresponds to the images captured by a small video camera mounted in the center of the glasses that the patient wears and is connected to the video processing unit (“VPU”). The VPU is a battery-powered device worn by the user, typically on a belt or a strap, that sends power and stimulation commands to the implant and receives diagnostic information from the implant via the external antenna of the glasses.

In November 2017, Cortigent commenced an Early Feasibility Study of Orion (the “Orion EFS”) in six subjects who enrolled at two medical sites, the Ronald Reagan UCLA Medical Center in Los Angeles (“UCLA”) and the Baylor College of Medicine in Houston (“Baylor”). Regularly scheduled visits at both sites were paused in mid-March 2020 due to the COVID-19 outbreak; visits at UCLA resumed in September 2020 and at Baylor in December 2020. Three of the six subjects were explanted after the third year of the study. The remaining three subjects completed visits through six years. The Orion EFS ended in March 2025, and one subject had the device explanted at the end of the study. Cortigent has three-year safety data for all six subjects, and six-year safety data for three subjects

Cortigent is a pre-revenue company with a history extending from 1998, including the history of its predecessor Second Sight, of recurring operating losses that are likely to continue for the foreseeable future. Cortigent will require substantial additional capital to continue development of its products and fund clinical trials. To decrease its operating expenses, Cortigent reduced its staff and currently employs five full-time persons as of August 3, 2026. As a pre-revenue company, Cortigent’s ability to generate sufficient revenues to fund operations is uncertain. For the three months ended March 31, 2026 and the fiscal years ended December 31, 2025 and 2024, Cortigent generated no revenue from operations and incurred a net loss of $0.8 million, $3.1 million and $2.2 million, respectively.

Cortigent is a development-stage medical device company. Substantially all of Cortigent’s current value proposition is dependent upon the successful development, regulatory approval and commercialization of product candidates that remain investigational and are not currently approved for commercial sale. Cortigent has incurred operating losses, expects to continue to incur losses for the foreseeable future and may never achieve profitability.

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Clinical Trials

Clinical trials are almost always required to support a PMA application and are sometimes required for 510(k) clearance. In the U.S., for significant risk devices, these trials require submission of an application for an IDE to the FDA. The IDE application must be supported by appropriate data, such as animal and laboratory testing results, showing it is safe to test the device in humans and that the testing protocol is scientifically sound. The IDE must be reviewed in advance by the FDA for a specific number of patients at specified study sites and the study may not proceed if FDA raises any objections or concerns that constitute a clinical hold, unless and until such concerns are resolved to FDA’s satisfaction. During the trial, the sponsor must comply with the FDA’s IDE requirements for investigator selection, trial monitoring, reporting and recordkeeping. The investigators must obtain patient informed consent, rigorously follow the investigational plan and study protocol, control the disposition of investigational devices and comply with all reporting and recordkeeping requirements. Clinical trials for significant risk devices may not begin until the IDE application becomes effective pursuant to FDA’s review and the appropriate IRB at the clinical trial sites are in agreement. An IRB is an appropriately constituted group that has been formally designated to review and monitor medical research involving subjects and which has the authority to approve, require modifications in, or disapprove research to protect the rights, safety, and welfare of human research subjects. A nonsignificant risk device does not require FDA approval of an IDE; however, the clinical trial must still be conducted in compliance with various requirements of FDA’s IDE regulations and be approved by an IRB at the clinical trials sites. The FDA or the IRB at each site at which a clinical trial is being performed may order a clinical trial to be suspended or terminated at any time for various reasons, including a belief that the risks to study subjects outweigh the benefits or a failure to comply with FDA or IRB requirements. Even if a trial is completed, the results of clinical testing may not demonstrate the safety and effectiveness of the device, may be equivocal or may otherwise not be sufficient to obtain approval or clearance of the product.

Sponsors of clinical trials of devices are required to register with clinicaltrials.gov, a public database of clinical trial information. Information related to the device, patient population, phase of investigation, study sites and investigators and other aspects of the clinical trial is made public as part of the registration.

Cortigent’s Market Opportunity and Competition

The medical device industry is characterized by a rapid evolution of technologies, significant competition and defensive positioning regarding intellectual property. While Cortigent believes that its platforms, technology, knowledge, experience, and scientific resources provides it with unique competitive advantages and a leadership position, Cortigent expects to face competition from major medical device companies, academic institutions, governmental agencies, and public and private research institutions, among others.

Regulation

Government authorities in the United States, at the federal, state, and local levels, and in other countries, extensively regulate, among other things, the research, development, testing, manufacture, quality control, approval, labeling, packaging, storage, record-keeping, promotion, advertising, distribution, post-approval monitoring and reporting, marketing, and export and import of products such as those that Cortigent is developing. Any medical device that Cortigent develops must be approved by the FDA before it may be legally marketed in the U.S. and marketing in other countries will require approvals by appropriate foreign regulatory agencies in such countries.

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Intellectual Property

Cortigent has amassed an extensive intellectual property estate consisting of rights (as of June 30, 2026) to 146 issued U.S. patents, 11 issued European patents (nationalized in France and Germany, or a unitary patent plus Great Britain), two pending U.S. patent applications, including a March 2023 filing covering the stroke recovery device under development, one pending European patent applications, three issued U.S. design patents and two issued European design registrations (with two corresponding issued British design registrations). Cortigent’s patent estate covers the foundational technologies invented during the development of the Argus and Orion devices with approximately 100 of Cortigent’s issued U.S. patents reaching the end of their term by the end of 2029. The remaining patent estate in the U.S. extends into 2038 and covers the core technologies of neurostimulation techniques for implantable devices and achieving implant longevity, which are integral to Cortigent’s current and future product lines, including the planned Stroke Recovery System.

Properties

Cortigent’s headquarters are in Valencia, California. Cortigent currently leases approximately 5,000 square feet of office space and storage at 27200 Tourney Road, Valencia, California 91355.

Employees

As of August 3, 2026, Cortigent had approximately five full-time employees and no part-time employees. None of Cortigent’s employees are represented by a labor union or covered by a collective bargaining agreement, and Cortigent believes that its employee relations are good. Cortigent also relies on consultants, advisors, clinical investigators, service providers and relationships with Vivani to conduct its business and advance its product development programs.

Legal Proceedings

From time to time, Cortigent may become involved in legal proceedings, claims, investigations or other disputes arising in the ordinary course of business, including matters relating to product development, clinical trials, regulatory compliance, intellectual property, commercial relationships or employment matters. As of August 3, 2026 Cortigent is not a party to any material legal proceedings that, in the opinion of its management, would reasonably be expected to have a material adverse effect on its business, financial condition or results of operations.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CORTIGENT

Unless the context otherwise requires, all references in this section to the “Company,” “Cortigent,” “we,” “us” or “our” refer to Cortigent, Inc., a Delaware corporation, together with its subsidiary. This Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) should be read in conjunction with Cortigent’s audited consolidated financial statements and the related notes thereto as of and for the years ended December 31, 2025 and 2024, and Cortigent’s unaudited interim condensed consolidated financial statements and the related notes thereto as of and for the three months ended March 31, 2026 and 2025, included elsewhere in this Information Statement.

This MD&A contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Cortigent’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such statements. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements. Cortigent undertakes no obligation to update or revise any forward-looking statements, except as required by applicable law.

Overview

Cortigent was incorporated in the state of Delaware on November 10, 2022. Cortigent is a neurotechnology and medical device company focused on developing precision targeted neurostimulation systems designed to help patients recover critical body functions. Through its predecessor, Second Sight, Cortigent has a history of developing implantable neurostimulation technologies for artificial vision. Cortigent’s technology combines advanced neuroscience with proprietary microelectronics, software and data processing capabilities to provide artificial vision and potentially restore muscle movement.

Cortigent’s first commercial system, Argus II®, was a retinal implant approved by the FDA under a Humanitarian Device Exemption and provided artificial vision to hundreds of profoundly blind individuals who were implanted with the device. Cortigent discontinued sales of Argus II in 2019 and has focused its development efforts on Orion®, a more advanced system intended to provide artificial vision through cortical stimulation. Orion is designed to deliver electrical stimulation directly to the visual cortex, the region of the brain responsible for vision.

Cortigent has completed an early feasibility clinical trial to evaluate the Orion system for artificial vision and is further exploring the application of its neurostimulation technology to accelerate the recovery of arm and hand function in patients who are partially paralyzed due to stroke. In February 2023, Cortigent held a meeting with FDA staff to commence discussions regarding an early feasibility clinical study in stroke victims.

Cortigent does not currently generate product revenue and does not expect to generate revenue unless and until it successfully develops, obtains regulatory approval for and commercializes one or more product candidates. The Orion and stroke recovery systems are investigational devices that require FDA approval before they may be marketed in the United States. Cortigent’s ability to generate revenue and achieve profitability will depend on, among other things, successful product development, clinical trial results, FDA and other regulatory approvals, manufacturing scale-up, reimbursement, physician and patient adoption, and its ability to obtain sufficient financing.

Merger and Recent Developments

Merger

On July 1, 2026, Cortigent entered into the Merger Agreement with ClearOne, Merger Sub, and Vivani. Under the Merger Agreement, Merger Sub will merge with and into Cortigent, with Cortigent surviving the merger as a wholly-owned subsidiary of ClearOne.

At the Effective Time, all issued and outstanding Cortigent equity securities held by Vivani immediately prior to the Effective Time will be converted into the right to receive the Consideration Shares, subject to adjustment only as expressly set forth in the Merger Agreement. No earnout, contingent value rights or other contingent merger consideration is payable under the Merger Agreement.

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In connection with the Merger and as a condition to closing, ClearOne has agreed to complete the Financing. The Financing may be consummated immediately prior to, or substantially concurrently with, the closing of the Merger.

The closing of the Merger is subject to customary closing conditions, including the required stockholder approvals, completion of the financing or completion of the financing substantially concurrently with closing, the continued listing of ClearOne’s Common Stock on Nasdaq through the Closing Date, approval for listing of the shares of ClearOne Common Stock to be issued in the Merger, and the other conditions set forth in the Merger Agreement.

Results of Operations

The following table summarizes Cortigent’s results of operations (in thousands) for the periods indicated. This information should be read together with Cortigent’s consolidated financial statements and related notes included elsewhere in this Information Statement:

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Three Months Ended March 31, 2026
General and Administrative Expenses, Net of Grants	$2,062	$1,752	$608
Research and Development Expenses, Net of Grants	$570	$324	$118
Net Loss	$(3,112)	$(2,232)	$(768)

General and Administrative Expenses, Net of Grants

General and administrative expenses, net of grants, consist primarily of personnel costs, professional fees, public company preparation costs, legal, accounting, insurance, consulting and other corporate expenses. General and administrative expenses, net of grants, were approximately $2.1 million for the year ended December 31, 2025, compared to approximately $1.8 million for the year ended December 31, 2024. General and administrative expenses, net of grants, were approximately $608,000 for the three months ended March 31, 2026.

Cortigent expects to incur significant general and administrative expenses as it operates as, or prepares to operate as, a public company and supports its product development programs. These expenses may include legal, accounting, insurance, investor relations, compliance, compensation and other costs associated with being a public company and advancing its business strategy.

Research and Development Expenses, Net of Grants

Research and development expenses, net of grants, consist primarily of costs related to Cortigent’s neurostimulation technology platform, including development activities for Orion and its stroke recovery program, engineering activities, clinical and regulatory development, prototype and device-related work, and related personnel, consulting and third-party costs. Research and development expenses, net of grants, were approximately $570,000 for the year ended December 31, 2025, compared to approximately $324,000 for the year ended December 31, 2024. Research and development expenses, net of grants, were approximately $118,000 for the three months ended March 31, 2026.

Cortigent expects research and development expenses to continue to represent a significant portion of its operating expenses as it advances Orion and its stroke recovery program, prepares for additional clinical development activities, and seeks required regulatory approvals. The timing and amount of Cortigent’s research and development expenses may vary significantly depending on clinical trial timing, regulatory interactions, product development activities, manufacturing activities and available capital resources.

Net Loss

Cortigent incurred a net loss of approximately $3.1 million for the year ended December 31, 2025, compared to a net loss of approximately $2.2 million for the year ended December 31, 2024. The increase in net loss was primarily attributable to higher outside services costs, lower grant offsets and an increase in other expense related to the write-off of accumulated foreign currency translation adjustments associated with the closure of a foreign subsidiary during 2025.

For the three months ended March 31, 2026, Cortigent incurred a net loss of approximately $0.8 million. Cortigent has generated no revenue from operations and expects to continue incurring operating losses for the foreseeable future as it advances development of Orion and its stroke recovery program, pursues clinical and regulatory activities and invests in the infrastructure and capabilities necessary to support future operations.

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Liquidity and Capital Resources

Cortigent’s consolidated financial statements have been prepared on a going-concern basis. Cortigent is a pre-revenue company that has incurred recurring operating losses and negative cash flows since inception and expects to continue to incur operating losses and negative operating cash flows for the foreseeable future. Cortigent does not currently generate product revenue and does not expect to generate revenue unless and until it successfully completes development of, obtains regulatory approval for and commercializes one or more product candidates.

Historically, Cortigent’s operations have been funded through support provided by Vivani Medical, Inc. Pursuant to a Transition Funding, Support and Services Agreement, Vivani advanced funds and provided services necessary to support Cortigent’s operations.

As of December 31, 2025, Cortigent had cash of approximately $467,000. As of March 31, 2026, Cortigent had cash of approximately $428,000 and a working capital deficit of approximately $3.8 million. Cortigent’s operating cash burn was approximately $2.7 million for the year ended December 31, 2025 and approximately $833,000 for the three months ended March 31, 2026.

Management has determined that Cortigent’s limited cash resources raise substantial doubt about its ability to continue as a going concern within one year after the issuance of its consolidated financial statements. Cortigent’s future operations depend on its ability to obtain additional capital through equity or debt financings, grants, collaborations, strategic partnerships or other sources of financing and, ultimately, to successfully develop and commercialize its product candidates.

There can be no assurance that Cortigent will be able to obtain additional financing on acceptable terms or at all. If sufficient capital is not available, Cortigent may be required to significantly curtail operations, delay or discontinue development programs, reduce clinical and regulatory activities, or relinquish rights to technologies, product candidates or future revenue opportunities.

Cash Used in Operating Activities

Net cash used in operating activities was approximately $2.7 million during the year ended December 31, 2025, compared to approximately $2.2 million during the year ended December 31, 2024. Cash used in operating activities during 2025 primarily reflected Cortigent’s net loss of approximately $3.1 million, partially offset by non-cash expenses.

Net cash used in operating activities was approximately $0.8 million during the three months ended March 31, 2026, compared to approximately $0.5 million during the three months ended March 31, 2025. Cash used in operating activities during the 2026 period primarily reflected Cortigent’s net loss.

Cash Provided by Financing Activities

Net cash provided by financing activities was approximately $2.4 million during the year ended December 31, 2025 and approximately $2.2 million during the year ended December 31, 2024, reflecting capital contributions and funding provided by Vivani.

Net cash provided by financing activities was approximately $0.8 million during the three months ended March 31, 2026 and approximately $0.3 million during the three months ended March 31, 2025, primarily reflecting additional funding provided by Vivani.

Critical Accounting Policies and Estimates

The preparation of Cortigent’s consolidated financial statements in conformity with U.S. GAAP requires management to make estimates, assumptions and judgments that affect the reported amounts of assets and liabilities and related disclosures, as well as the reported amounts of expenses during the reporting periods. Cortigent’s significant accounting policies are described in the notes to its financial statements included elsewhere in this Information Statement. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors believed to be reasonable under the circumstances. Actual results could differ materially from those estimates and assumptions.

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Going Concern

Management evaluates whether conditions and events raise substantial doubt about Cortigent’s ability to continue as a going concern. Cortigent’s history of operating losses, negative operating cash flows, working capital deficit and limited cash resources raise substantial doubt about its ability to continue as a going concern. Cortigent’s ability to continue as a going concern depends on its ability to obtain additional financing and successfully execute its business plan.

Research and Development Expenses

Research and development expenses, net of grants, consist primarily of personnel costs, consulting costs, engineering and product development activities, clinical and regulatory activities and other development-related expenditures, net of grant funding received to support certain programs. Research and development costs are expensed as incurred. Cortigent expects research and development expenses to increase over time as development activities for Orion and its stroke recovery program advance.

Income Taxes

Cortigent accounts for income taxes using the asset and liability method. Deferred tax assets and liabilities are recognized for temporary differences between the financial statement carrying amounts and the tax bases of assets and liabilities. Cortigent evaluates the recoverability of deferred tax assets and records valuation allowances when necessary.

Off-Balance Sheet Arrangements

Cortigent has not disclosed any off-balance sheet arrangements in the excerpts reviewed that have, or are reasonably likely to have, a material current or future effect on Cortigent’s financial condition, changes in financial condition, revenues, expenses, results of operations, liquidity, capital expenditures or capital resources.

Recent Accounting Pronouncements

See “Recent Accounting Pronouncements” described in the notes to Cortigent’s consolidated financial statements included elsewhere in this Information Statement.

Risk Factors and Uncertainties

Cortigent is subject to a number of risks and uncertainties that could significantly affect its financial condition and results of operations, including risks related to its development-stage status, history of losses, need for additional capital, dependence on the successful development of Orion and other neurostimulation systems, clinical trial and regulatory risks, manufacturing and supply-chain risks, protection of intellectual property, reliance on key personnel and consultants, potential dependence on Vivani or other third parties, and the uncertainty of market acceptance and reimbursement for any products that may receive regulatory approval.

Cortigent does not currently generate product revenue and does not expect to generate revenue unless and until it successfully develops, obtains regulatory approval for and commercializes one or more product candidates. There can be no assurance that Cortigent will successfully complete clinical development, obtain regulatory approval, commercialize its product candidates, obtain adequate financing or achieve profitability.

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INFORMATION ABOUT CLEARONE UPON THE CONSUMMATION OF THE MERGER

Directors and Executive Officers of ClearOne Upon the Consummation of the Merger

Upon the consummation of the Merger, the Board of the Combined Company is expected to consist of five directors: Adam Mendelsohn, who is expected to serve as Chairman, Jonathan Adams, John Bowers, Linda Szyper and Eric Robinson. Eric Robinson is expected to serve as Chair of the Audit Committee. Four directors are expected to be designated by Vivani, and one director is expected to be designated by the holders of a majority of the shares of Common Stock held by pre-closing ClearOne stockholders.

The following table sets forth information about ClearOne’s executive officers and directors upon consummation of the Merger, including their ages as of August 3, 2026. With respect to ClearOne’s directors, each biography includes information regarding the experience, qualifications, attributes, or skills that caused the ClearOne Board to determine that such person should serve as a director of ClearOne.

Name	Age	Position
Adam Mendelsohn	45	Chairman of the Board
Jonathan Adams	63	President, Chief Executive Officer and Director
Simon Brewer	47	Chief Financial Officer, Principal Accounting Officer, and Treasurer
John Bowers	64	Director
Linda Szyper	61	Director
Eric Robinson	59	Director

The following is a brief biography of each of the executive officers and directors of ClearOne upon the consummation of the Merger:

Executive Officers and Directors

Executive Officers

Adam Mendelsohn, PhD, has been a member of Cortigent’s Board since inception. He has been the Chief Executive Officer and member of the Board of Directors of Vivani since August 2022. Dr. Mendelsohn founded Nano Precision Medical and served as its CEO from 2009 until its acquisition by Second Sight in August 2022. Dr. Mendelsohn received his Ph.D. in bioengineering at the UC San Francisco/UC Berkeley Joint Graduate Group in Bioengineering, was awarded an NSF fellowship to perform research at Kyoto University and has published multiple peer-reviewed articles describing new treatment options for Type 1 diabetes. Dr. Mendelsohn has served as a Technical Advisor to the Alfred E. Mann Institute for Biomedical Engineering at USC, a fellow of the Startup Leadership Program, and is currently a board member of the Maestro Foundation. Dr. Mendelsohn also served as the director for the Venture Innovation Program in Life Sciences and completed his certificate in Management of Technology with the Haas School of Business. The Board believes that Dr. Mendelsohn’s educational attainments and engineering expertise, combined with his 14 years of executive management experience at Nano Precision Medical after having founded the company in 2009 and subsequently with Vivani, qualify him to serve as the Chairman of the Board.

Jonathan Adams, MBA, joined Cortigent as a consultant in November 2022, and was appointed Chief Executive Officer in March 2023. Prior to joining Cortigent, from 2007 to mid-2022, Mr. Adams served in several executive roles, including CEO, COO, and Executive Vice President, at BioVie Inc., the company he founded in 2007. He led its successful up-listing to Nasdaq that raised substantial funding for operations. In addition to founding the company, he was a co-inventor on patents and co-author on publications. He has over 30 years of biopharmaceutical and device industry experience, including corporate finance, acquisitions and licensing, marketing, and sales support. From 1994 to 2000, Mr. Adams served as Associate Director at Searle Pharmaceuticals, where he was a member of the global launch team for the arthritis drug Celebrex, which generated multi-billion dollars in sales. Mr. Adams also has extensive experience assisting companies with launching new drugs and medical devices. Mr. Adams earned a BS from Cornell University and an MBA from the Tuck School of Business at Dartmouth College. The Board believes that Mr. Adams’ senior management leadership skills, his extensive public company experience, his history of assisting companies that have launched new drugs and medical devices, and his expertise in operations, finance, strategy, and risk management qualify him to serve as a member of the Board.

Simon Brewer, CPA, CGMA has served as Chief Financial Officer of ClearOne, Inc. (Nasdaq: CLRO) since April 2024, where he leads the Company's finance, accounting, and information technology functions and has guided the Company through its strategic transformation. Mr. Brewer has more than 25 years of financial and operational leadership experience across the technology, manufacturing, biotechnology, and retail sectors as chief financial officer of multiple public and private companies. From 2021 to 2024, he served as Chief Financial Officer and Chief Operating Officer of Operation Underground Railroad, Inc., a global non-profit organization operating in more than 35 countries. From 2018 to 2021, he served as Chief Financial Officer of Predictive Technology Group, Inc. (OTCQX: PRED), a publicly traded biotechnology and life sciences company, where he led its transition to a public reporting company. Earlier in his career, Mr. Brewer served as Chief Financial Officer of Norbest LLC, as Vice President of Finance and Information Technology of Wilson Electronics, and in roles including Corporate Controller and Treasurer at Backcountry.com, then a subsidiary of Liberty Interactive (NYSE: LINTA), and began his career at KPMG LLP. Mr. Brewer is a Certified Public Accountant (Utah and Nevada) and a Chartered Global Management Accountant, and holds a Master of Accounting and a Bachelor of Arts in Accounting from the University of Utah.

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Directors

John Bowers, MBA, has more than 30 years’ experience in the medical technology field developing and commercializing products for neuromodulation, cardiovascular, surgical, and imaging specialties. Most recently, he was Chief Commercial Officer at Verathon Medical, a global leader in video laryngoscopy and bladder volume measurement and a subsidiary of Roper Technologies (NYSE: ROP). Previously he was COO at the ultrasound therapy startup Kona Medical, after serving as Senior VP at ultrasound leader SonoSite (acquired by Fujifilm for about $1B), and as CEO at NorthStar Neuroscience where he and the founder led a successful IPO that raised over $100M. Prior to NorthStar, he had leadership positions at Guidant Corporation and Eli Lilly and Company. Mr. Bowers earned a MBA with Distinction from Harvard University, and a BA with Honors in Economics-Accounting from Gonzaga University. The Board believes that Mr. Bower’s corporate leadership at several highly successful medical device companies, including developing a cortical stimulation device for stroke recovery at Northstar Neuroscience, qualifies him to serve as a member of the Board.

Linda Szyper, MBA, has served as Chief Operating Officer of McCann Health from 2018 to 2021, where she was responsible for the overall operations of its global healthcare network. From 2014 to 2017 she was the Chief Commercial Officer at Circassia Pharmaceuticals, a publicly traded biotechnology and medical device company headquartered in the United Kingdom, where she spearheaded business strategy and commercial direction. Prior to Circassia, she was Chief Development Officer of the Publicis Healthcare Communications Group, which followed executive roles at Searle Pharmaceuticals and Serono Laboratories. Ms. Szyper was a member of the Board of Directors of Neos Therapeutics Inc. and currently sits on the Board of Harmony Biosciences. She earned a BS in Biomedical Engineering from Northwestern University and an MBA from DePaul University. The Board believes that Ms. Szyper’s senior managerial experience, her abilities in spearheading strategy and commercial direction for pharma and healthcare companies and her service on the boards of Nasdaq listed health care companies qualifies her to serve as a member of the Board

Eric Robinson has served as a director of ClearOne of since July 2015 and Chairman since February 2022. Mr. Robinson spent fourteen years in private practice as a corporate attorney, including eleven years as a partner in the Salt Lake City, Utah law firm of Blackburn & Stoll, LC. Mr. Robinson's law practice focused on securities, corporate and other business transactions. For the past five years, Mr. Robinson has been principally employed by MicroPower Global Limited, a company in the semiconductor business, OUR Rescue, Inc. and as a private attorney. At MicroPower, Mr. Robinson acted as General Counsel, Chief Financial Officer and a director. At OUR Rescue, Inc. he acts as VP of Legal Affairs. Mr. Robinson also maintains a law practice and serves as counsel to a number of companies in the fields of regenerative medicine and commercial construction. Mr. Robinson previously served as chief financial officer, in-house counsel, secretary and treasurer of ActiveCare, Inc. from July 2016 until his voluntary resignation in June 2017, and subsequent to Mr. Robinson’s departure, ActiveCare filed a voluntary bankruptcy petition under Chapter 11 of the U.S. Bankruptcy Code on July 15, 2018. His legal practice included working with companies in connection with public and private offerings of securities, corporate partnering, mergers and acquisitions, licensing technology transfer, contracts and construction. He graduated from the University of Utah with honors with a B.S. degree in accounting and he subsequently passed the CPA exam (unlicensed). He graduated from Vanderbilt University with a J.D. where he graduated Order of the Coif and acted as a Managing Editor of the Law Review. Mr. Robinson has previously served as corporate and securities legal counsel to the Company and the Company's largest shareholder, E. Dallin Bagley.

Committees of the Board of Directors

Audit Committee

Upon consummation of the Merger, the Audit Committee will be composed Eric Robinson, Chairperson of the Audit Committee, Linda Szyper, and John Bowers, all of whom are considered independent. The Board has determined that all members of the Audit Committee are considered financially literate and at least one member is an “audit committee financial expert,” as defined in SEC rules. The Audit Committee acts pursuant to a written charter which is available through ClearOne’s website at www.clearone.com.

The functions of the audit committee are to review the scope of the audit procedures employed by ClearOne’s independent auditors, to review with the independent auditors ClearOne’s accounting practices and policies and recommend to whom reports should be submitted, to review with the independent auditors their final audit reports, to review with ClearOne’s internal and independent auditors ClearOne’s overall accounting and financial controls, to be available to the independent auditors during the year for consultation, to approve the audit fee charged by the independent auditors, to report to the ClearOne Board with respect to such matters and to recommend the selection of the independent auditors.

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Compensation Committee

Upon consummation of the Merger, the Compensation Committee will be composed of Linda Szyper, Chairperson of the Compensation Committee, Eric Robinson, and John Bowers, all of whom are considered independent. The Compensation Committee is responsible for overseeing, reviewing, and approving our executive compensation and benefit programs and administers the Company’s equity incentive plans for employees. Under its charter, the Compensation Committee may delegate authority to subcommittees of the Compensation Committee or to executive officers of the Company, particularly the President and CEO with respect to compensation determinations for persons who are not executive officers of the Company.

Our compensation objectives for executive officers are as follows:

  to attract and retain highly qualified individuals capable of making significant contributions to the long-term success of our company;
  to use incentive compensation to reinforce strategic performance objectives;
  to align the interest of our executives with the interests of our shareholders such that the risks and rewards of strategic decisions are shared; and
  to reflect the value of each officer’s position in the marketplace and within our company.

Nominating Committee

Upon consummation of the Merger, the Nominating Committee will be composed John Bowers, Chairperson of the Nominating Committee, Linda Szyper, and Eric Robinson, all of whom are considered independent. The Nominating Committee is responsible for overseeing the nomination of our directors. The Nominating Committee selects, evaluates, and recommends to the full ClearOne Board qualified candidates for election to the ClearOne Board.

Board Leadership Structure and Role in Risk Oversight

The ClearOne Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the current needs of ClearOne. ClearOne has no policy requiring the combination or separation of leadership roles and its governing documents do not mandate a particular structure. This permits the ClearOne Board the flexibility to establish the most appropriate structure for ClearOne as the need arises.

ClearOne’s directors are involved in the general oversight of risks that could affect ClearOne and the iteration of the ClearOne Board following the Merger will continue to evaluate the leadership structure and modify such structure as appropriate based on ClearOne’s size, resources and operations.

Code of Business Conduct and Ethics

The ClearOne Board adopted a code of ethics that applies to our Board, executive officers, and employees. The Company's Code of Ethics is posted on our website at www.clearone.com.

Insider Trading Policies and Procedures

The Company has adopted a Statement of Policy Regarding Compliance with Insider Trading Laws (the "Insider Trading Policy) that establishes policies and procedures governing the purchase, sale, and/or other dispositions of the Company's securities by directors, officers and employees. The Insider Trading Policy requires compliance with all applicable laws, rules and regulations governing the offer and sale of securities and prohibits directors, officers and employees from engaging in transactions in the Company's securities while in possession of material nonpublic information. The Insider Trading Policy establishes quarterly blackout periods during which trading in the Company's securities is prohibited. These blackout periods begin 15 days prior to the end of each fiscal quarter and ends at the opening of trading on the first business day after the public dissemination of Company's financial results for that quarter for a full trading day. In addition, the Insider Trading Policy requires senior officers and key employees to obtain pre-approval of any transactions in Company securities from the Company's Compliance Officer under the Insider Trading Policy, which currently is the Chief Financial Officer.

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EXECUTIVE COMPENSATION OF CLEARONE

The following table sets forth the compensation paid or earned by each named executive officer for the years ended December 31, 2025 and 2024.

Summary Compensation Table

Name and Principal Position	Salary	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Derek Graham, Chief Executive Officer(1)
Year ended December 31, 2025	$249,749	$-	$-	$-	$249,749
Year ended December 31, 2024	$238,621	$24,336	$-	$20,096(3)	$283,053
Simon Brewer - Chief Financial Officer(2)
Year ended December 31, 2025	$307,477	$-	$-	$-	$307,477
Year ended December 31, 2024	$193,846	$40,560	$-	$-	$234,406

(1)	Derek L. Graham was appointed as Interim CEO on May 24, 2022 and became permanent CEO on January 26, 2023.
(2)	Simon Brewer was appointed Chief Financial Officer on April 15, 2024.
(3)	Bonuses reflect achievement of specific performance metrics approved by the Compensation Committee.

Executive Separations and Rehirings (Subsequent Event)

On December 31, 2025, the Company terminated the employment of Derek Graham (Chief Executive Officer). Mr. Graham received severance of $57,500 (three months base salary), which was accrued at December 31, 2025. Mr. Graham was rehired effective January 2, 2026 under a new employment agreement. A retention bonus was granted to Mr. Graham, contingent upon finishing projects on an agreed upon timeframe.

On December 31, 2025 the Company terminated the employment of Simon Brewer (Chief Financial Officer). Mr. Brewer received no material severance. Mr. Brewer was rehired effective January 1, 2026 under a new employment agreement. Mr. Brewer received a $75,000 sign-on bonus paid on January 9, 2026. A retention bonus was granted to Mr. Brewer, contingent upon the closing of a future transaction of the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on the holdings of stock options by the named executive officers as of December 31, 2025.

Name	Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Grant Date	Option Expiration Date
	Exercisable	Unexercisable
Derek Graham	667	-	37.500	12-14-2020	12-14-2026
	1,666	334(1)	15.150	06-15-2023	06-15-2029
	4,000	-	7.350	11-27-2024	11-26-2030
Simon Brewer	6,667	-	7.350	11-27-2024	11-26-2030

(1)

One-third of the shares underlying each stock option vest on the first anniversary of the grant date and the remaining shares vest equally over a period of 24 months following the first anniversary of the grant date.

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Option Exercises and Stock Vested

There were no exercises of stock options by named executive officers during 2025.

Director Compensation

The following table summarizes the compensation paid to non-employee directors for the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash	Option Awards	Other Compensation	Total
Eric L. Robinson	$54,000	$-	$-	$54,000
Lisa B. Higley	54,000	-	-	54,000
Eric Boehnke	-	-	-	-
Bruce Whaley	33,600	-	-	33,600
Youngsun Park	17,267	-	-	17,267

All directors are reimbursed by the Company for their out-of-pocket travel and related expenses, if any, incurred in attending all Board of Directors and committee meetings. However, during 2025 no expenses were reimbursed to any director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF CLEARONE

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of August 3, 2026 prior to the issuance of the Consideration Shares for:

  each of our directors;
  each of our named executive officers;
  all of our current directors, named executive officers and executive officers as a group; and each person or group known by us to be the beneficial owner of more than 5% of our Common Stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 2,675,412 shares of our Common Stock, NIL shares of our Class A Preferred Stock and NIL shares of our Class B Preferred Stock outstanding as of August 3, 2026. We have deemed shares of our Common Stock subject to stock options that are currently exercisable or exercisable within 60 days of August 3, 2026 to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o ClearOne, Inc., 7533 S Center View Ct., #5311, West Jordan, UT 84084. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

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	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner(1)	Common Stock	% of Common Stock(2)
Directors and Executive Officers
Derek L. Graham	351	*
Eric Boehnke	-	-
Lisa B. Higley(3)	1,633	*
Youngsun Park	-	-
-Eric L. Robinson	2,006	*
Bruce Whaley	1,467	*
Simon Brewer	-	*
All current directors and executive officers as a group (seven persons)	5,457	*
Greater than 5% stockholders
First Finance Ltd.(4)	1,641,162	61.3%
Edward D. Bagley(5)	142,669	5.3%

*	Represents less than 1%.

(1)	Except as otherwise indicated, we believe that the beneficial owners of the Common Stock and the preferred stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Common stock or preferred stock subject to options, warrants or convertible securities currently exercisable or convertible or exercisable or convertible within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, warrants or convertible securities, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Percentage of Common Stock is based on 2,675,412 shares of our Common Stock issued and outstanding as of August 3, 2026. No shares of Class A Preferred Stock or Class B Preferred Stock are outstanding.

(3)	Lisa Higley, who was appointed a Director effective July 20, 2020, is the daughter of Edward D. Bagley, and each of them has previously disclaimed beneficial ownership of Common Stock beneficially owned by the other. The share amounts indicated for Ms. Higley do not include any shares held by Edward D. Bagley, 437 shares owned by her spouse, or 150,175 shares held by a trust in which she is a co-trustee.

(4)	Beneficial ownership information for First Finance Ltd. is based on a Schedule 13D/A filed November 26, 2025 and a Schedule 13D/A filed March 6, 2026. First Finance Ltd. exercises sole investment and dispositive power with respect to all such shares. By virtue of his pecuniary interest in and control of First Finance Ltd. as its controlling shareholder and director, Andrew Hromyk may be deemed to beneficially own all such shares. The principal business address of First Finance Ltd. and Mr. Hromyk is 520 Newport Center Drive, Suite 650, Newport Beach, CA 92660.

(5)	Mr. Edward D. Bagley has sole voting and dispositive power over 142,669 shares, including 2,001 shares issuable upon the exercise of options. He may be deemed to own an additional 23,684 shares owned individually by his spouse, Carolyn Bagley, but disclaims beneficial ownership of those shares, which are excluded from the table above. Based on a Schedule 13D/A filed November 26, 2025. The share amounts for Mr. Bagley do not include any shares held by E. Bryan Bagley or Lisa Higley.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, ClearOne will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which ClearOne should direct the additional copy of the Information Statement, to ClearOne at 7533 S. Center View Ct., #5311, West Jordan, Utah 84084.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer ClearOne to mail each stockholder a separate copy of future mailings, you may mail notification to, or call ClearOne at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer ClearOne to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to ClearOne’s principal executive offices.

This Information Statement is provided to the stockholders of ClearOne only for information purposes in connection with the approval of the Merger Agreement and the issuance of the Consideration Shares. Please carefully read this Information Statement.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

ClearOne is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports and other information with the SEC. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the web site is www.sec.gov.

DISSENTERS’ RIGHT OF APPRAISAL

Stockholders are not entitled to dissenters’ or appraisal rights in connection with the Actions.

INFORMATION INCORPORATED BY REFERENCE

This Information Statement incorporates by reference the documents listed below that ClearOne has previously filed with the SEC (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with SEC rules). They contain important information about ClearOne and its financial condition.

  our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 31, 2026;

  our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026, filed with the SEC on May 15, 2026; and

  our Current Reports on Form 8-K filed with the SEC on January 14, 2026, March 5, 2026, March 13, 2026, March 17, 2026, April 3, 2026, April 13, 2026, April 23, 2026, July 1, 2026 and July 6, 2026; and

  the description of our Common Stock contained in our Form 8-A filed on August 10, 2007, including any amendments or reports filed for the purpose of updating such description.

To the extent that any information contained in any report on Form 8-K, or any exhibit thereto, was furnished to, rather than filed with, the SEC by ClearOne, such information or exhibit is specifically not incorporated by reference.

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In addition, ClearOne incorporates by reference any future filings it may make with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement before the Effective Time (excluding any current reports on Form 8-K to the extent disclosure is furnished and not filed). Those documents are considered to be a part of this Information Statement, effective as of the date they are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.

ClearOne has supplied all information contained in this Information Statement relating to ClearOne, and Cortigent has supplied all information contained in this Information Statement relating to Cortigent.

If you would like to request documents from ClearOne, please send a request in writing or by telephone to ClearOne at the following addresses:

ClearOne, Inc.
7533 S Center View Ct. # 5311
West Jordan, Utah 84084
+1 (801) 975-7200

By Order of the Board of Directors,

/s/ Derek Graham

Derek Graham

Chief Executive Officer

August 3, 2026

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APPENDIX A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

CLEARONE INC.,

CLRO MERGER SUB, INC.,

Cortigent, Inc.

AND

Vivani Medical, Inc.

Dated as of July 1, 2026

i

ii

iii

Schedules:
Schedule 5.25	Pre-Existing Contractual Obligations Requiring Equity Issuances	A-92
Exhibits
Exhibit A	Definitions	A-77

iv

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of July 1, 2026, by and among CLEARONE, INC., a Nevada corporation (“Parent”), CLRO MERGER SUB, INC., a Delaware corporation incorporated as a wholly-owned subsidiary of Parent (“Merger Sub”), CORTIGENT, INC., a Delaware corporation (the “Company”) and VIVANI MEDICAL, INC., a Delaware corporation (“Seller”). Certain capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

A.Parent and the Company intend to effect a merger of Merger Sub with and into the Company (the “Merger”) in accordance with this Agreement and the DGCL. Upon consummation of the Merger, Merger Sub will cease to exist, and the Company will become a wholly-owned subsidiary of Parent.

B.The Parties intend that the Merger qualify as a “reorganization” within the meaning of Section 368(a) of the Code. By executing this Agreement, the Parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3, and intend to file the statement required by Treasury Regulations Section 1.368-3(a).

C.The Parent Board of Directors has (i) determined that the Contemplated Transactions, including the Merger, the issuance of the Consideration Shares to Seller, the Financing, and the other transactions contemplated hereby, are advisable and in the best interests of Parent and its stockholders, (ii) approved this Agreement and the transactions contemplated hereby, including the Merger, the issuance of the Consideration Shares to Seller, the Financing and the other Parent Stockholder Proposals, and (iii) resolved to recommend that Parent’s stockholders approve the Parent Stockholder Proposals in accordance with this Agreement.

D.The Board of Directors of Merger Sub (i) has determined that the Contemplated Transactions, including the Merger, are fair to and in the best interests of Merger Sub and its sole shareholder, (ii) has adopted this Agreement and approved the Merger and the other transactions contemplated by this Agreement and has deemed this Agreement advisable, and (iii) has determined to recommend that the sole shareholder of Merger Sub vote to approve this Agreement and thereby approve the Merger and such other actions as contemplated by this Agreement.

E.The Company Board of Directors (i) has determined that the Contemplated Transactions, including the Merger, are fair to and in the best interests of the Company and its shareholders, (ii) has adopted this Agreement and approved the Merger and the other transactions contemplated by this Agreement and has deemed this Agreement advisable, and (iii) has determined to recommend that the shareholders of the Company vote to approve this Agreement and thereby approve the Merger and such other actions as contemplated by this Agreement.

F.In order to induce the Company and Seller to enter into this Agreement and to cause the Merger to be consummated, the stockholders of Parent listed in Parent Disclosure Schedule, who collectively own at least 50.1% of the issued and outstanding Parent Common Stock, are executing voting agreements in favor of the Company and Seller concurrently with the execution and delivery of this Agreement in a form to be mutually agreed to by Parent and Seller (the “Parent Voting Agreements”).

G.In order to induce Parent to enter into this Agreement and to cause the Merger to be consummated, Seller is executing and delivering a lock-up agreement in favor of Parent concurrently with the execution and delivery of this Agreement, in a form to be mutually agreed to by Parent and Seller (the “Lock-up Agreement”), pursuant to which 50% of the Consideration Shares will be subject to a contractual lock-up for one (1) year following the Closing Date and 50% of the Consideration Shares will be subject to a contractual lock-up for two (2) years following the Closing Date.

A-1

H.In order to induce Parent and the Pre-Closing Parent Stockholders to enter into this Agreement and to cause the Merger to be consummated, Seller is executing and delivering a voting agreement in favor of the Pre-Closing Parent Stockholders concurrently with the Closing in a form to be mutually agreed to by Parent and Seller (the “Seller Voting Agreement”), pursuant to which Seller agrees to vote its shares of Parent Common Stock in support of the Pre-Closing Parent Stockholder Board Seat and the equity moratorium protections during the Equity Moratorium Period, and the Pre-Closing Parent Stockholders agree to vote their shares in support of the Seller Directors during the Equity Moratorium Period.

I.Seller, in its capacity as the sole holder of all of the issued and outstanding Company Capital Stock, shall approve this Agreement and the Merger by written consent in accordance with applicable Law and Section 5.2.

J.In conjunction with and as a condition to the Closing, Parent intends to consummate a financing under a registration statement on Form S-1 for aggregate gross proceeds of not less than $10,000,000 and not more than $15,000,000 through the issuance of not less than 2,500,000 and not more than 5,000,000 units (each, a “Financing Unit”), with each Financing Unit consisting of one (1) share of Parent Common Stock (each, a “Financing Share”) and one (1) warrant (each, a “Financing Warrant”) to purchase one (1) share of Parent Common Stock (the “Financing Warrant Shares”) at an exercise price of $10.00 per share, exercisable for a period of six (6) months from the date of issuance of the Financing Warrant (the “Financing”).

K.Upon the terms and subject to the conditions set forth herein, all of the issued and outstanding Company Equity Securities held by Seller immediately prior to the Effective Time will be converted into the right to receive 12,500,000 shares of Parent Common Stock, subject to such adjustments expressly set forth herein.

L.ThinkEquity LLC is acting as financial advisor to Seller and the Company in connection with the transactions contemplated hereby and shall be entitled to the fee expressly set forth herein.

M.As a condition to Seller’s obligation to consummate the Closing, First Finance Ltd. shall have waived any right to receive value in respect of any warrants held by it or its Affiliates.

The Parties to this Agreement, intending to be legally bound, agree as follows:

ARTICLE 1

DESCRIPTION OF TRANSACTION

1.1Structure of the Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company, and the separate existence of Merger Sub shall cease. The Company will continue as the surviving corporation in the Merger (the “Surviving Corporation”).

1.2Effects of the Merger. The Merger shall have the effects set forth in this Agreement, the Certificate of Merger and in the applicable provisions of the DGCL. As a result of the Merger, the Company will become a wholly owned subsidiary of Parent.

A-2

1.3Closing; Effective Time. Unless this Agreement is earlier terminated pursuant to the provisions of Section 9.1, and subject to the satisfaction or waiver of the conditions set forth in Articles 6, 7 and 8, the consummation of the Merger (the “Closing”) shall take place remotely by electronic exchange of documents and signatures, as promptly as practicable (but in no event later than the second Business Day following the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Articles 6, 7 and 8, other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of each of such conditions), or at such other time, date and place as Parent, the Company and Seller may mutually agree in writing. The date on which the Closing actually takes place is referred to as the “Closing Date.” At the Closing, the Parties hereto shall cause the Merger to be consummated by executing and filing with the Secretary of State of the State of Delaware a Certificate of Merger with respect to the Merger, satisfying the applicable requirements of the DGCL and in a form reasonably acceptable to Parent and the Company (the “Certificate of Merger”). The Merger shall become effective at the time specified in such Certificate of Merger with the Secretary of State of the State of Delaware or at such later time as may be specified in such Certificate of Merger with the consent of Parent and the Company (the time as of which the Merger becomes effective being referred to as the “Effective Time”). For the avoidance of doubt, the Financing may be consummated immediately prior to, or substantially concurrently with, the Closing.

1.4Certificate of Incorporation and Bylaws; Directors and Officers. At the Effective Time:

(a)the certificate of incorporation of the Surviving Corporation shall be amended and restated in its entirety to read identically to the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time other than the fact that the name of the Surviving Corporation shall be “Cortigent, Inc.” (or such other name as Parent and Seller may mutually agree upon), until thereafter amended as provided by the DGCL and such certificate of incorporation;

(b)the articles of incorporation of Parent shall be identical to the articles of incorporation of Parent as in effect immediately prior to the Effective Time, until thereafter amended as provided by applicable Nevada law and such articles of incorporation; provided, however, that at the Effective Time, Parent may file one or more amendments to its articles of incorporation to make such other changes as are mutually agreeable to Parent and Seller, and, if required, have been approved by the requisite holders of Parent Common Stock;

(c)the Parent Board of Directors shall include one (1) seat designated as the Pre-Closing Parent Stockholder Board Seat, which seat shall be filled exclusively by a person designated by the holders of a majority of the shares of Parent Common Stock held by Pre-Closing Parent Stockholders, voting as a separate group, and the holder of such seat may not be removed during the Equity Moratorium Period;

(d)the Pre-Closing Parent Stockholder Board Seat shall not be subject to elimination, reduction or modification by the Parent Board of Directors acting alone during the Equity Moratorium Period;

(e)the bylaws of the Surviving Corporation shall be amended and restated to be identical to the bylaws of Merger Sub as in effect immediately prior to the Effective Time, until thereafter amended as provided by the DGCL and such bylaws; and

(f)the directors and officers of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation, shall be the directors and officers as specified by the Company, after giving effect to the provisions of Section 5.13.

A-3

1.5Conversion of Company Shares.

(a)At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company, Seller or any stockholder of Parent or stockholder of the Company:

(i)any Company Capital Stock held as treasury stock or held or owned by the Company, Merger Sub or any Subsidiary of the Company immediately prior to the Effective Time shall be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor; and

(ii)subject to Section 1.5(b), all issued and outstanding Company Equity Securities of Company held by Seller immediately prior to the Effective Time shall automatically be converted into the right to receive 12,500,000 duly authorized, validly issued, fully paid and nonassessable shares of Parent Common Stock (the “Consideration Shares”), subject to adjustment only as expressly set forth in this Agreement, including pursuant to any stock split, stock dividend, combination, recapitalization or similar event affecting Parent Common Stock. For the avoidance of doubt, the Financing Warrant Shares issuable upon exercise of the Financing Warrants shall not, unless and until actually issued upon exercise thereof, be deemed outstanding for purposes of calculating the number of Consideration Shares, except as otherwise expressly provided herein.

(b)No fractional shares of Parent Common Stock shall be issued in connection with the Merger, and no certificates or scrip for any such fractional shares shall be issued. If Seller would otherwise be entitled to receive a fraction of a share of Parent Common Stock, Seller shall receive from Parent, in lieu of such fractional share: (i) one share of Parent Common Stock if the amount of fractional shares of Parent Common Stock Seller would otherwise be entitled to is equal to or exceeds 0.50; or (ii) no shares of Parent Common Stock if the amount of fractional shares of Parent Common Stock Seller would otherwise be entitled to is less than 0.50, with no cash being paid for any fractional share eliminated by such rounding.

(c)Each share of common stock, $0.0001 par value per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, $0.0001 par value per share, of the Surviving Corporation. Each stock certificate of Merger Sub evidencing ownership of any such shares shall, as of the Effective Time, evidence ownership of such shares of Common Stock of the Surviving Corporation.

(d)If, during the period between the date of this Agreement and the Effective Time, the outstanding shares of Parent Common Stock shall have been changed into a different number of shares or a different class of securities by reason of any stock split, stock dividend, reverse split, recapitalization, reclassification, combination, exchange of shares or similar transaction, then the number of Consideration Shares shall be equitably adjusted to preserve the intended economic effect of this Agreement.

1.6Closing of the Company’s Transfer Books. At the Effective Time, the stock transfer books of Company shall be closed, and no transfer of Company Equity Securities of Company outstanding immediately prior to the Effective Time shall thereafter be made on such books. If, after the Effective Time, any certificate or instrument formerly representing any such Company Equity Securities is presented to Parent or the Surviving Corporation, it shall be cancelled and exchanged only in accordance with Section 1.7.

A-4

1.7Surrender of Certificates.

(a)At or prior to the Closing, Seller shall deliver to Parent for cancellation each certificate, if any, representing any Company Capital Stock held by Seller (the “Company Share Certificates”), together with such stock powers, instruments of transfer and other customary documents as Parent may reasonably request to evidence Seller’s ownership of all of the issued and outstanding Company Capital Stock and to facilitate the cancellation and conversion thereof in accordance with this Agreement. If any Company Capital Stock is uncertificated, Seller shall deliver such customary evidence of ownership and transfer authority as Parent may reasonably request.

(b)At the Effective Time, upon surrender of the Company Share Certificates, if any, and delivery of the documents contemplated by Section 1.7(a), Parent shall issue to Seller, in book-entry form, the Consideration Shares, rounded to the nearest whole share in accordance with Section 1.5(b). From and after the Effective Time, all Company Share Certificates and all uncertificated Company Capital Stock shall represent only the right to receive the Consideration Shares pursuant to Section 1.5(a).

(c)If any Company Share Certificate shall have been lost, stolen or destroyed, Parent may, as a condition precedent to the issuance of the Consideration Shares otherwise issuable in respect thereof, require Seller to deliver to Parent an affidavit of loss and, if reasonably requested by Parent, an indemnity agreement in form and substance reasonably satisfactory to Parent; provided, however, that if Seller delivers a certificate of an executive officer confirming that Seller is the sole record and beneficial owner of all issued and outstanding Company Capital Stock and that no other Person has any right, title or interest in or to such lost, stolen or destroyed Company Share Certificate, Parent shall not unreasonably withhold, condition or delay the issuance of the Consideration Shares.

(d)Notwithstanding anything to the contrary contained in this Agreement, because Seller is the sole holder of all Company Capital Stock as of immediately prior to the Effective Time, no exchange agent, exchange fund, letter of transmittal mailing procedure or other post-Closing holder exchange procedure shall be required in connection with the issuance of the Consideration Shares, except to the extent Parent and Seller otherwise agree in writing prior to the Closing.

(e)Parent, the Surviving Corporation and Seller shall each be entitled to deduct and withhold from any consideration payable pursuant to this Agreement such amounts as are required to be deducted or withheld under the Code or any other applicable Law. Parent may request from Seller such reasonably appropriate Tax forms as Parent may determine are necessary or advisable, including an IRS Form W-9 or the appropriate IRS Form W-8, as applicable. To the extent such amounts are so deducted or withheld and remitted to the appropriate taxing authority in accordance with applicable Law, such amounts shall be treated for all purposes of this Agreement as having been paid to Seller.

(f)Following the Effective Time, there shall be no further registration of transfers on the stock transfer books of the Company of any shares of Company Capital Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Company Share Certificate is presented to Parent or the Surviving Corporation, it shall be cancelled and exchanged only in accordance with this Section 1.7.

1.8Dissenters’ Rights. The Parties acknowledge that, as of the date hereof and immediately prior to the Effective Time, all of the outstanding equity interests of the Company are owned by Seller, which is a Party to this Agreement, and no other holder of capital stock or other equity securities of the Company is entitled to appraisal rights under Section 262 of the DGCL in connection with the Merger; provided, however, that if any purported demand for appraisal is made, the Surviving Corporation shall promptly notify Parent and shall not settle, compromise or make any payment with respect to such demand without Parent’s prior written consent.

A-5

1.9Further Action. If, at any time after the Effective Time, any further action is determined by the Surviving Corporation to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of the Company, then the officers and directors of the Surviving Corporation shall be fully authorized, and shall use their commercially reasonable efforts (in the name of the Company, Merger Sub and otherwise) to take such action.

1.10Tax Consequences. For U.S. federal income Tax purposes, the Merger is intended to constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder. The Parties adopt this Agreement as a “plan of reorganization” for purposes of Section 354 and 361 of the Code and Treasury Regulations Section 1.368-2(g) and 1.368-3(a), to which Parent, Merger Sub and the Company are parties under Section 368(b) of the Code.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND SELLER

The Company and Seller represent and warrant to Parent and Merger Sub as follows, except as set forth in the written disclosure schedule delivered by the Company to Parent concurrently with the execution of this Agreement (the “Company Disclosure Schedule”). The Company Disclosure Schedule shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in this Article 2. The disclosures in any section or subsection of the Company Disclosure Schedule shall qualify other sections and subsections in this Article 2 only to the extent it is reasonably apparent on its face that such disclosure is applicable to such other sections and subsections. The inclusion of any information in the Company Disclosure Schedule shall not be deemed to be an admission or acknowledgment, in and of itself, that such information is required to be disclosed hereunder, is material, has resulted in or would reasonably be expected to result in a Company Material Adverse Effect, or is outside the Ordinary Course of Business.

2.1Subsidiaries; Due Organization; Etc.

(a)The Company has no Subsidiaries, except for the Entities identified in Part 2.1(a) of the Company Disclosure Schedule (the “Company Subsidiaries”); and neither the Company nor any of the other Entities identified in Part 2.1(a) of the Company Disclosure Schedule owns any capital stock of, or any equity interest of any nature in, any other Entity, other than the Entities identified in Part 2.1(a) of the Company Disclosure Schedule. The Company has not agreed nor is obligated to make, nor is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity. The Company has not, at any time, been a general partner of, or has otherwise been liable for any of the debts or other obligations of, any general partnership, limited partnership or other Entity. Except as set forth in Part 2.1(a) of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary owns, directly or indirectly, any equity interest in any other Person, and there are no outstanding obligations of the Company or any Company Subsidiary to contribute capital to, or guarantee the obligations of, any other Person.

(b)Each of the Company and its Subsidiaries is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all necessary power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own and use its assets in the manner in which its assets are currently owned and used; and (iii) to perform its obligations under all Contracts by which it is bound.

(c)Each of the Company and its Subsidiaries is qualified to do business as a foreign corporation or limited liability company, as applicable, and is in good standing, under the laws of all jurisdictions where the nature of its business requires such qualification other than in jurisdictions where the failure to be so qualified individually or in the aggregate would not be reasonably expected to have a Company Material Adverse Effect.

A-6

2.2Certificate of Incorporation; Bylaws; Charters and Codes of Conduct. The Company has made available to Parent accurate and complete copies of the certificate of incorporation, bylaws and other charter and organizational documents, including all amendments thereto, for the Company and each Company Subsidiary. Neither the Company nor any Company Subsidiary has taken any action in breach or violation in any material respect of any of the material provisions of its certificate of incorporation, bylaws and other charter and organizational documents nor is in breach or violation in any material respect of any of the material provisions of its certificate of incorporation, bylaws and other charter and organizational documents.

2.3Capitalization, Etc.

(a)The authorized capital stock of the Company consists of (i) 100,000,000 shares of Company Common Stock, par value $0.001 per share, of which 5,000,000 shares are issued and outstanding, all of which are owned beneficially and of record by Seller, and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share, of which no shares are issued or outstanding. Part 2.3(a) of the Company Disclosure Schedule sets forth a true, correct and complete capitalization table of the Company as of the date of this Agreement and as of immediately prior to the Effective Time, including all issued and outstanding Company Capital Stock, all shares reserved for issuance, all Company Equity Securities, all options, warrants, restricted stock units, phantom equity, convertible or exchangeable securities, preemptive rights, rights of first refusal, participation rights, anti-dilution rights, registration rights, and any commitments or understandings, whether written or oral, relating to the issuance, sale, redemption, repurchase or other acquisition of any Company Equity Securities.

(b)As or before Closing, the Company shall have terminated its 2023 Equity Incentive Plan. As of the date hereof, no options, restricted stock units, deferred stock units or other equity awards have been granted, are outstanding under the Equity Incentive Plan or any other plan or equity grant. For the avoidance of doubt, neither the Company nor any Company Subsidiary has granted, issued or committed to grant or issue any restricted stock units or deferred stock units under the Equity Incentive Plan or otherwise, and no restricted stock units or deferred stock units shall be outstanding as of the date hereof or at any time prior to the Effective Time.

(c)There are no: (i) outstanding subscription, option, call, warrant or other right, whether or not currently exercisable, to acquire any shares of capital stock or other securities of the Company or any of its Subsidiaries; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of capital stock or other securities of the Company or any of its Subsidiaries; (iii) Contract, commitment, arrangement or understanding, whether written or oral, under which the Company or any of its Subsidiaries is or may become obligated to issue, sell, redeem, repurchase or otherwise acquire any shares of capital stock or other securities of the Company or any of its Subsidiaries; or (iv) condition or circumstance that may give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of the Company or any of its Subsidiaries. There are no outstanding or authorized stock appreciation rights, phantom equity rights, profit participation rights, restricted stock units or other similar rights with respect to the Company or any of its Subsidiaries. Except for the reservation of shares under the Equity Incentive Plan, no shares of Company Capital Stock or other Company Equity Securities are reserved for issuance. Neither the Company nor any of its Subsidiaries has any obligation, whether absolute, contingent or otherwise, to issue, sell, redeem, repurchase or otherwise acquire any Company Capital Stock or other Company Equity Securities. The Company has not made any commitment, whether written or oral, to grant any option, restricted stock unit or other equity award under the Equity Incentive Plan. No Person other than Seller has any right, title or interest in or to any Company Capital Stock, other Company Equity Securities or any right to acquire the same.

(d)There are no outstanding options, warrants, stock appreciation rights, phantom equity rights, restricted stock units, convertible securities, preemptive rights, rights of first refusal, rights of participation, rights of maintenance or similar rights with respect to any Company Capital Stock or other Company Equity Securities, and neither the Company nor any Company Subsidiary has any obligation to issue, sell, redeem, repurchase or otherwise acquire any Company Capital Stock or other Company Equity Securities.

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(e)All outstanding shares of Company Capital Stock, have been issued and granted in material compliance with (i) all applicable securities laws and other applicable Legal Requirements and (ii) all requirements set forth in applicable Contracts. There are no warrants to purchase capital stock of the Company outstanding on the date of this Agreement.

(f)As of immediately prior to the Effective Time, the representations in this Section 2.3 shall remain true, correct and complete in all respects, and no Company Equity Securities shall have been issued, granted, reserved, amended, accelerated, repriced or redeemed following the date of this Agreement except as expressly permitted by this Agreement and set forth in an updated Part 2.3 of the Company Disclosure Schedule delivered no later than two (2) Business Days prior to Closing.

2.4Financial Statements.

(a)Part 2.4(a) of the Company Disclosure Schedule includes true and complete copies of the audited and unaudited financial statements of the Company and its Subsidiaries required to be delivered pursuant to this Agreement and to be included in the Registration Statement and related SEC filings in connection with the Contemplated Transactions (collectively, the “Company Financials”). The Company Financials (i) were prepared in accordance with United States generally accepted accounting principles (“GAAP”) (except as may be indicated in the footnotes to such Company Financials and that unaudited financial statements may not have notes thereto and other presentation items that may be required by GAAP and are subject to normal and recurring year-end adjustments that are not reasonably expected to be material in amount other than as may be indicated in the notes thereto) applied on a consistent basis with the Company’s past practice unless otherwise noted therein throughout the periods indicated and (ii) fairly present in all material respects the financial condition and operating results of the Company and its consolidated Subsidiaries as of the dates and for the periods indicated therein. The Company Financials include, or will include prior to the filing of the Registration Statement or such earlier date as Parent may reasonably require, such audited financial statements, interim financial statements and related disclosures as are required under Regulation S-X, the Securities Act, the Exchange Act, Nasdaq rules and any applicable accounting or auditing standards required to consummate the Contemplated Transactions. Neither the Seller nor the Company has Knowledge of any fact, circumstance or condition that would reasonably be expected to materially delay or prevent the completion of any audit, review or financial statement preparation required for the Registration Statement or the consummation of the Contemplated Transactions.

(b)Each of the Company and its Subsidiaries maintains a system of internal accounting controls designed to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and each of its Subsidiaries maintains internal control over financial reporting that provides reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP.

(c)Part 2.4(c) of the Company Disclosure Schedule lists, and the Company has made available to Parent accurate and complete copies of the documentation creating or governing, all securitization transactions and “off-balance sheet arrangements” (as defined in Item 303(c) of Regulation S-K under the Exchange Act) effected by the Company or any of its Subsidiaries since January 1, 2024.

(d)Since January 1, 2024, there have been no formal internal investigations regarding financial reporting or accounting policies and practices discussed with, reviewed by or initiated at the direction of the chief executive officer, president or general counsel of the Company, the Company, the Company Board of Directors or any committee thereof. Since January 1, 2024, the Company has not identified, nor have the Company’s independent auditors identified to the Company, (i) any significant deficiency or material weakness in the system of internal accounting controls utilized by the Company and its Subsidiaries, (ii) any fraud, whether or not material, that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Company and its Subsidiaries or (iii) any written claim or allegation regarding any of the foregoing.

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(e)Part 2.4(e) of the Company Disclosure Schedule sets forth all facts, circumstances and conditions known to the Company or Seller that have formed the basis for any going concern qualification, explanatory paragraph, substantial doubt disclosure or similar statement in the Company Financials or any registration statement, offering document or SEC filing of the Company. Since the date of the most recent balance sheet included in the Company Financials, there has not been any material deterioration in the liquidity, cash runway, working capital position or funding condition of the Company or any Company Subsidiary, except as expressly set forth in Part 2.4(e) of the Company Disclosure Schedule.

(f)Part 2.4(f) of the Company Disclosure Schedule sets forth all debt, notes payable, loans, advances, guarantees, support arrangements, services agreements, reimbursement arrangements, intercompany balances, distributions, capital contributions and other funding arrangements between or among the Company or any Company Subsidiary, on the one hand, and Seller or any Affiliate of Seller, on the other hand, including the current outstanding balance, maturity, prepayment rights, default provisions, termination rights and any change of control consequences with respect thereto. Except as set forth in Part 2.4(f), no such arrangement exists. Part 2.4(f) of the Company Disclosure Schedule shall separately identify each item of Seller Debt and, with respect to each such item, shall specify whether such Seller Debt will be irrevocably forgiven and canceled or contributed to the capital of the Company prior to the Effective Time. No Seller Debt may remain outstanding following the Effective Time.

(g)Neither Seller nor any of its Affiliates has notified the Company, orally or in writing, of any intention to terminate, not renew, accelerate, demand repayment under, or otherwise materially modify any funding, service, guarantee, support or other arrangement with the Company or any Company Subsidiary, except as set forth in Part 2.4(f) of the Company Disclosure Schedule.

2.5Absence of Changes. Except as set forth in Part 2.5 of the Company Disclosure Schedule, between January 1, 2026 and the date of this Agreement and except as otherwise expressly contemplated by this Agreement, the Company has conducted its business only in the Ordinary Course of Business (except for the execution and performance of this Agreement and the discussions, negotiations and transactions related thereto) and there has not been (a) any material loss, damage or destruction to, or any material interruption in the use of, any of the material assets or business of the Company or any Company Subsidiary (whether or not covered by insurance), (b) any Company Material Adverse Effect or an event or development that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, or (c) any event or development that would, if occurring following the execution of this Agreement, require the consent of Parent pursuant to Section 4.4(b). Since the date of the most recent balance sheet included in the Company Financials, neither the Company nor any Company Subsidiary has incurred any material Liability outside the Ordinary Course of Business, entered into any interim financing, or taken any action that would reasonably be expected to be inconsistent with the terms of the LOI or to prevent, materially delay or materially impair the consummation of the Contemplated Transactions.

2.6Title to Assets. Each of the Company and its Subsidiaries owns, and has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all material tangible properties or assets and equipment used or held for use in its business or operations or purported to be owned by it. All such assets are owned by the Company or a Company Subsidiary free and clear of any Encumbrances, except for: (i) any lien for current Taxes not yet due and payable or for Taxes that are being contested in good faith and for which adequate reserves have been made on the Company Unaudited Interim Balance Sheet; (ii) minor liens that have arisen in the Ordinary Course of Business and that do not (in any case or in the aggregate) materially detract from the value of the assets subject thereto or materially impair the operations of the Company or any Company Subsidiary; and (iii) liens listed in Part 2.6 of the Company Disclosure Schedule.

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2.7Real Property; Leasehold. Neither the Company nor any Company Subsidiary owns any real property or any interest in real property, except for the leaseholds created under the real property leases identified in Part 2.7 of the Company Disclosure Schedule which are in full force and effect and with no existing default thereunder.

2.8Intellectual Property.

(a)Part 2.8(a) of the Company Disclosure Schedule sets forth a true, correct and complete list of all Registered Intellectual Property, all material unregistered Intellectual Property owned or purported to be owned by the Company or any Company Subsidiary, and all material Intellectual Property licensed to, from or used by the Company or any Company Subsidiary, including all co-owned Intellectual Property, all university, hospital or Governmental Body-related Intellectual Property, all license agreements, royalty obligations, milestone obligations, field restrictions, sublicensing limitations, consent requirements, termination rights and expiration dates applicable thereto. The Company has taken reasonable actions to maintain and protect such Company-Owned IP Rights. As of the date hereof, all registration, maintenance and renewal fees currently due in connection with such Company Registered Intellectual Property have been paid and all documents, recordations and certificates in connection with such Company Registered Intellectual Property currently required to be filed have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of prosecuting, maintaining and perfecting such Company Registered Intellectual Property and recording the Company’s ownership interests therein.

(b)The Company and its Subsidiaries own each item of Company-Owned IP Rights, free and clear of any Encumbrances.

(c)To the Knowledge of Company and to the Knowledge of the Seller, the Company IP Rights are valid and enforceable. Company has not misrepresented, or failed to disclose, any facts or circumstances in any application for any Company Registered Intellectual Property that would constitute fraud with respect to such application.

(d)To the Knowledge of the Company and to the Knowledge of the Seller, the operation of the business of the Company and its Subsidiaries as such business is currently conducted, and as has been conducted since January 1, 2018, does not infringe, misappropriate, or violate any Third-Party IP Rights. As of the date hereof, the Company has not received any written notice, which involves a claim of infringement, misappropriation or violation of any Third-Party IP Rights.

(e)To the Knowledge of the Company and to the Knowledge of the Seller, there is no unauthorized use, unauthorized disclosure, infringement or misappropriation of any material Company-Owned IP Rights, by any third party. As of the date hereof, the Company has not instituted any Legal Proceedings for infringement or misappropriation of any Company-Owned IP Rights.

(f)Each consultant and employee involved in the creation of any material Company-Owned IP Rights for the Company has executed proprietary information, confidentiality and assignment agreements that, to extent permitted by Law, assign to the Company and/or a Company Subsidiary (or otherwise grant sufficient rights in) all Intellectual Property that are developed by the employees in the course of their employment and contain confidentiality provisions protecting confidential information of the Company, and, with respect to consultants, all Intellectual Property that are developed by such consultants in the course of performing services for the Company or any Company Subsidiaries. The Company has provided to Parent copies of all such forms currently used by the Company.

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(g)No (i) government funding or (ii) facilities of a university, college, other educational institution or research center were used in the development of the Company-Owned IP Rights or any other Company Registered Intellectual Property. To the Knowledge of the Company and to the Knowledge of the Seller, no current or former employee, consultant or independent contractor of the Company, who was involved in, or who contributed to, the creation or development of any Company-Owned IP Rights or any other Company Registered Intellectual Property, has performed services for any government, university, college or other educational institution or research center during a period of time during which such employee, consultant or independent contractor was also performing services for the Company.

(h)Neither the execution and delivery or effectiveness of this Agreement nor the performance of the Company’s obligations under this Agreement will cause (a) the forfeiture or termination of, or give rise to a right of forfeiture or termination of any material Company IP Right or any other Company-Owned IP Rights, or (b) additional payment obligations by the Company in order to use or exploit material Company IP Rights or any other Company-Owned IP Rights to the same extent as the Company was permitted before the date hereof.

(i)The Company has taken commercially reasonable efforts to protect and preserve the confidentiality of all confidential or non-public information included in the Company-Owned IP Rights that the Company intends to retain as confidential (“Company Confidential Information”). To the Knowledge of the Company and to the Knowledge of the Seller, all use and/or disclosure of Company Confidential Information by or to a third party has been pursuant to the terms of a written Contract between the Company or its Subsidiaries and such third party. To the Knowledge of the Company and to the Knowledge of the Seller, the Company has not experienced any breach of security or otherwise unauthorized access by third parties to Company Confidential Information and any Company Confidential Information in Company’s or any of its Subsidiaries’ possession, custody or control.

(j)Notwithstanding anything to the contrary contained herein, the representations and warranties contained in Section 2.8 are the only representations and warranties made by the Company that address matters relating to Intellectual Property.

(k)Except as set forth in Part 2.8(a) of the Company Disclosure Schedule, no Governmental Body, academic institution, hospital, research institution or other third party has any march-in right, shop right, nonexclusive license, consent right, ownership interest, reversion right or other claim in or to any Intellectual Property of the Company or any product candidate, regulatory filing, clinical data, software, firmware, trade secret or know-how used in the business of the Company.

(l)Neither the Company nor any Company Subsidiary, and, to the Knowledge of the Company and to the Knowledge of the Seller, no other party to any material Intellectual Property license, has breached, defaulted under or provided notice of termination, non-renewal, challenge, dispute or reservation of rights with respect to any such license, and no event has occurred that, with or without notice or lapse of time or both, would reasonably be expected to result in the loss, impairment, narrowing or termination of any material rights thereunder, except as set forth in Part 2.8 of the Company Disclosure Schedule.

(m)All material clinical data, preclinical data, software, source code, firmware, algorithms, device specifications, manufacturing know-how, quality system documentation and regulatory submissions used or held for use in the conduct of the business are owned by, or validly licensed to, the Company or a Company Subsidiary free and clear of all Encumbrances other than Permitted Encumbrances, and the Company has not granted any third party any right to access, use, disclose or exploit the same other than pursuant to written agreements listed in Part 2.8 of the Company Disclosure Schedule.

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2.9Agreements, Contracts and Commitments. Part 2.9 of the Company Disclosure Schedule identifies:

(a)each Company Contract relating to any bonus, deferred compensation, severance, incentive compensation, pension, profit-sharing or retirement plans, or any other employee benefit plans or arrangements, other than Company Contracts on the Company’s standard form offer letter entered into in the Ordinary Course of Business;

(b)each Company Contract relating to the employment of, or the performance of employment-related services by, any Person, including any employee, consultant or independent contractor, not terminable at will by the Company or its Subsidiaries, except to the extent general principles of wrongful termination law may limit the Company’s, the Company’s Subsidiaries’ or such successor’s ability to terminate employees at will;

(c)each Company Contract relating to any agreement or plan, including any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the Contemplated Transactions (either alone or in conjunction with any other event, such as termination of employment), or the value of any of the benefits of which will be calculated on the basis of any of the Contemplated Transactions;

(d)each Company Contract relating to any agreement of indemnification or guaranty not entered into in the Ordinary Course of Business other than indemnification agreements between the Company and any of its officers or directors;

(e)each Company Contract containing any covenant limiting the freedom of the Company, its Subsidiaries or the Surviving Corporation to engage in any line of business or compete with any Person;

(f)each Company Contract relating to capital expenditures and requiring payments after the date of this Agreement in excess of $50,000 and not cancelable without penalty;

(g)each Company Contract relating to the disposition or acquisition of material assets or any ownership interest in any Entity;

(h)each Company Contract relating to any mortgages, indentures, loans, notes or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit in excess of $50,000 or creating any material Encumbrances with respect to any assets of the Company or any Company Subsidiary or any loans or debt obligations with officers or directors of the Company;

(i)all material Contracts pursuant to which the Company or a Company Subsidiary grants any Person a license under any Company IP Rights, other than software licensed to customers in the Ordinary Course of Business;

(j)other than “shrink wrap” and similar generally available commercial end-user licenses to software, all Contracts pursuant to which the Company or a Company Subsidiary is licensed to use any Third-Party IP Rights outside the Ordinary Course of Business;

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(k)each Company Contract (i) appointing a third party to distribute any Company product, service or technology (identifying any that contain exclusivity provisions); (ii) for a third party to provide services or products with respect to any pre-clinical or clinical development activities of the Company; (iii) under which the Company or its Subsidiaries has continuing obligations to develop or market any product, technology or service, or any agreement pursuant to which the Company or its Subsidiaries has continuing obligations to develop any Intellectual Property that will not be owned, in whole or in part, by the Company or such Company Subsidiary; or (iv) to license any third party to manufacture or produce any Company product, service or technology or any Contract to sell, distribute or commercialize any Company products or service except agreements in the Ordinary Course of Business;

(l)each Company Contract with any financial advisor, broker, finder, investment banker or other Person providing advisory services to the Company in connection with the Contemplated Transactions;

(m)each Contract with ThinkEquity LLC or any other financial advisor, finder, placement agent, consultant or other Person that is entitled to any fee, commission, equity issuance, warrant value, reimbursement or other payment in connection with the Contemplated Transactions;

(n)each Contract pursuant to which the consummation of the Contemplated Transactions, the issuance of the Consideration Shares, the Financing, the lock-up contemplated hereby or the change in control of Parent or the Company would give rise to any payment, acceleration, vesting, consent right, termination right, penalty or similar consequence;

(o)each Contract that restricts the Company’s ability, or would reasonably be expected to restrict Parent’s ability after the Effective Time, to operate the business of the Company as currently conducted;

(p)any Contract between the Company or any Company Subsidiary, on the one hand, and Seller or any Affiliate, officer, director or other Related Party of Seller or the Company, on the other hand, including any funding arrangement, services agreement, reimbursement arrangement, lease, sublicense, indemnification agreement, separation agreement, transition services agreement, tax sharing arrangement, employee secondment arrangement, guarantee or consent right; and

(q)any other agreement, contract or commitment which is not terminable at will (with no penalty or payment) by the Company which involves payment or receipt by the Company or its Subsidiaries under any such agreement, contract or commitment of $25,000 or more in the aggregate or obligations after the date of this Agreement in excess of $25,000 in the aggregate. The Company has made available to Parent accurate and complete (except for applicable redactions thereto) copies of all Company Material Contracts, including all amendments thereto. There are no Company Material Contracts that are not in written form. Except as set forth in Part 2.9 of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has, nor to the Company’s Knowledge or to the Seller’s Knowledge, as of the date of this Agreement has any other party to a Company Material Contract, breached, violated or defaulted under, or received written notice that it has breached, violated or defaulted under, any of the terms or conditions of any of the agreements, contracts or commitments to which the Company or its Subsidiaries is a party or by which it is bound of the type described in clauses (a) through (q) above (any such agreement, contract or commitment, a “Company Material Contract”) in such manner as would permit any party to cancel or terminate any Company Material Contract, or would permit any other party to seek damages which would reasonably be expected to be material. The consummation of the Contemplated Transactions shall not (either alone or upon the occurrence of additional acts or events) result in any material payment or payments becoming due from the Company, any Company Subsidiary or the Surviving Corporation to any Person under any Company Contract.

Except as set forth in Part 2.9 of the Company Disclosure Schedule, no Contract to which the Company or any Company Subsidiary is a party grants Seller or any of its Affiliates any consent, veto, control, approval, information, economic participation, use restriction, exclusivity, non-compete, standstill or similar right that would bind, burden or restrict the Company, the Surviving Corporation or Parent following the Effective Time.

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2.10Liabilities. As of the date hereof, neither the Company nor any Company Subsidiary has any liability, indebtedness, obligation, expense, claim, deficiency, guaranty or endorsement of any kind, whether accrued, absolute, contingent, matured, unmatured or other (required to be reflected in the financial statements in accordance with GAAP) (each a “Liability”), except for: (a) Liabilities identified as such in the Company Unaudited Interim Balance Sheet; (b) normal and recurring current Liabilities that have been incurred by the Company or its Subsidiaries since the date of the Company Unaudited Interim Balance Sheet in the Ordinary Course of Business; (c) Liabilities for performance in the Ordinary Course of Business of obligations of the Company or any Company Subsidiary under Company Contracts, including the reasonably expected performance of such Company Contracts in accordance with their terms (which would not include, for example, any instances of breach or indemnification); (d) Liabilities incurred in connection with the Contemplated Transactions; and (e) Liabilities described in Part 2.10 of the Company Disclosure Schedule. Without limiting the foregoing, as of immediately prior to the Effective Time, neither the Company nor any Company Subsidiary shall have any indebtedness for borrowed money, notes payable, loans, advances or other similar obligations. As of immediately prior to the Effective Time, the only Liabilities of the Company and the Company Subsidiaries permitted to remain outstanding shall be ordinary course accounts payable and accrued operating expenses, in each case (i) incurred in the Ordinary Course of Business consistent with past practice, (ii) not owing to Seller or any Affiliate of Seller and (iii) set forth on the final Closing schedules delivered to Parent. Notwithstanding anything to the contrary in this Agreement or in any Company Disclosure Schedule, all Seller Debt shall be, at Seller’s election as set forth on Part 2.4(f) of the Company Disclosure Schedule, either (x) irrevocably forgiven, canceled and released in full without any payment by the Company, Parent, Merger Sub or the Surviving Corporation, or (y) contributed to the capital of the Company, in each case effective immediately prior to the Effective Time. From and after the Effective Time, neither Seller nor any Affiliate of Seller shall have any right to repayment, reimbursement, contribution, indemnification, setoff, subrogation or other recovery from the Company, any Company Subsidiary, Parent, Merger Sub or the Surviving Corporation in respect of any Seller Debt. Without limiting the generality of the foregoing, except as set forth in Part 2.10 of the Company Disclosure Schedule:

(i)neither the Company nor any Company Subsidiary (other than Second Sight to the extent expressly disclosed) has any Liability arising out of or relating to any business, operation, product, service, employee, contractor, license, clinical activity or regulatory matter of Second Sight or Seller prior to the separation of the Company from Seller;

(ii)all Liabilities of Second Sight have been or will be retained by, satisfied by or discharged through the liquidation of Second Sight, except as expressly set forth in Part 2.10 of the Company Disclosure Schedule;

(iii)no creditor, counterparty or other Person has asserted or, to the Knowledge of the Company or to the Knowledge of the Seller, threatened to assert that the Company or any Company Subsidiary is liable for any Liability of Second Sight;

(iv)neither the Company nor any Company Subsidiary has assumed, guaranteed or otherwise become responsible for any Liability of Second Sight, except as expressly set forth in Part 2.10 of the Company Disclosure Schedule; and

(v)there are no indemnification, contribution, reimbursement or similar obligations, whether written or oral, between the Company or any Company Subsidiary, on the one hand, and Seller or any of its Affiliates (including Second Sight), on the other hand, that would reasonably be expected to result in any Liability being imposed on the Company or any Company Subsidiary following the Effective Time, except as set forth in Part 2.10 of the Company Disclosure Schedule.

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2.11Compliance; Permits; Restrictions.

(a)The Company and each Company Subsidiary are, and since January 1, 2024 have been, in compliance in all material respects with all applicable Legal Requirements. No investigation, claim, suit, proceeding, audit, action or other Legal Proceeding by any Governmental Body is pending or, to the Knowledge of the Company or to the Knowledge of the Seller, threatened against the Company or any Company Subsidiary. There is no agreement, judgment, injunction, order or decree binding upon the Company or any Company Subsidiary which (i) has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any Company Subsidiary, any acquisition of material property by the Company or any Company Subsidiary or the conduct of business by the Company or any Company Subsidiary as currently conducted, (ii) is reasonably likely to have a material adverse effect on the Company’s ability to comply with or perform any covenant or obligation under this Agreement, or (iii) is reasonably likely to have the effect of preventing, delaying, making illegal or otherwise interfering with the Contemplated Transactions. Neither the Company nor any Company Subsidiary has received any written notice from any Governmental Body or self-regulatory organization that would reasonably be expected to prevent, materially delay or materially impair the filing or effectiveness of the Registration Statement, the listing of the Parent Common Stock to be issued in the Contemplated Transactions on Nasdaq, or the consummation of the Financing.

(b)Except for matters regarding the U.S. Food and Drug Administration (or any successor agency thereto) (“FDA”), the Company and its Subsidiaries hold all required Governmental Authorizations which are material to the operation of the business of the Company (the “Company Permits”) as currently conducted. Part 2.11(b) of the Company Disclosure Schedule identifies each Company Permit. Each of the Company and each Company Subsidiary is in material compliance with the terms of the Company Permits. No action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending or, to the Knowledge of the Company or to the Knowledge of the Seller, threatened in writing, which seeks to revoke, substantially limit, suspend, or materially modify any Company Permit. The rights and benefits of each material Company Permit will be available to the Surviving Corporation immediately after the Effective Time on terms substantially identical to those enjoyed by the Company and its Subsidiaries as of the date of this Agreement and immediately prior to the Effective Time.

(c)There are no proceedings pending or, to the Knowledge of the Company or to the Knowledge of the Seller, threatened in writing with respect to an alleged material violation by the Company or any of its Subsidiaries of the Federal Food, Drug, and Cosmetic Act (as amended, the “FDCA”), FDA regulations adopted thereunder, the Controlled Substance Act or any other similar Legal Requirements promulgated by the FDA or other comparable Governmental Body responsible for regulation of the development, clinical testing, manufacturing, sale, marketing, distribution and importation or exportation of drug or medical device products (“Drug/Device Regulatory Agency”).

(d)The Company and each of its Subsidiaries holds all required Governmental Authorizations issuable by any Drug/Device Regulatory Agency necessary for the conduct of the business of the Company or such Subsidiary as currently conducted, and, as applicable, development, clinical testing and manufacturing as currently conducted, of any of its product candidates (the “Company Product Candidates”) (collectively, the “Company Regulatory Permits”), and no such Company Regulatory Permit has been (i) revoked, withdrawn, suspended, cancelled or terminated or (ii) modified in any materially adverse manner. The Company and each Company Subsidiary is in compliance in all material respects with the Company Regulatory Permits and has not received any written notice or other communication (in writing or otherwise) from any Drug/Device Regulatory Agency regarding (A) any material violation of or failure to comply materially with any term or requirement of any Company Regulatory Permit or (B) any revocation, withdrawal, suspension, cancellation, termination or material modification of any Company Regulatory Permit.

(e)All clinical, pre-clinical and other studies and tests conducted by or on behalf of, or sponsored by, the Company or its Subsidiaries or in which the Company or its Subsidiaries or their respective current products or product candidates, including the Company Product Candidates, have participated were, and if still pending are being, conducted in all material respects in accordance with standard medical and scientific research procedures and in compliance with the applicable regulations of the Drug/Device Regulatory Agencies and other applicable Legal Requirements, including 21 C.F.R. Parts 11, 50, 54, 56, 58, 312 and 812.

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(f)Neither the Company nor any of the Company Subsidiaries is the subject of any pending, or to the Knowledge of the Company or the Company Subsidiaries or to the Knowledge of the Seller, threatened in writing investigation in respect of its business or products by the FDA pursuant to its “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto. To the Knowledge of the Company or any of the Company Subsidiaries or to the Knowledge of the Seller, neither the Company nor any of the Company Subsidiaries has committed any acts, made any statement, or failed to make any statement, in each case in respect of its business or products that would violate the FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy, and any amendments thereto. None of the Company, any of its Subsidiaries or any of their respective officers, employees or agents has been debarred or convicted of any crime or engaged in any conduct that could result in a debarment or exclusion (i) under 21 U.S.C. Section 335a or (ii) any similar applicable Legal Requirement. To the Knowledge of the Company or to the Knowledge of the Seller, no debarment or exclusionary claims, actions, proceedings or investigations in respect of their business or products are pending or threatened against the Company, any Company Subsidiary or any of their respective officers, employees or agents.

(g)Without limiting the generality of the foregoing, the Company and each Company Subsidiary are, and since January 1, 2024 have been, in material compliance with all Legal Requirements applicable to the research, design, development, manufacture, testing, storage, labeling, promotion, clinical investigation, import, export and regulatory submission of medical devices, including all requirements administered by the FDA and any comparable foreign regulatory authority. Part 2.11 of the Company Disclosure Schedule sets forth all material permits, approvals, clearances, exemptions, IDEs, IRB approvals, quality system authorizations and similar regulatory authorizations held or required by the Company and each Company Subsidiary.

(h)Part 2.11 of the Company Disclosure Schedule sets forth all material written or oral communications since January 1, 2024 between the Company or any Company Subsidiary, on the one hand, and the FDA or any other Governmental Body regulating the products or product candidates of the Company, on the other hand, including all notices of inspectional observations, warning letters, untitled letters, clinical holds, requests for information, deficiency letters, comments on trial design, refusals, denials, safety notifications and correspondence relating to Breakthrough Device designation, PMA strategy, feasibility studies, pivotal study design or manufacturing compliance.

(i)All material regulatory filings, applications, notices, reports, submissions and correspondence made by or on behalf of the Company or any Company Subsidiary to any Governmental Body, and all material clinical and preclinical data contained therein or furnished in connection therewith, were true, correct and complete in all material respects as of the date submitted, and the Company has not omitted to state any material fact necessary to make any such submission not misleading in light of the circumstances under which it was made.

2.12Anti-Corruption Compliance; Trade Control Laws and Sanctions.

(a)For the past three years, Company, and its directors, officers and employees, and, to the knowledge of Company or to the Knowledge of the Seller, its distributors, agents, representatives, sales intermediaries and or other Persons acting on behalf of Company have been in compliance in all material respects with all applicable Anti-Corruption Laws and Trade Control Laws.

(b)For the past three years, Company has had in place policies, procedures, controls and systems reasonably designed to ensure compliance with all applicable Anti-Corruption Laws and Trade Control Laws.

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(c)None of Company, or any director, officer, employee or, to Company’s Knowledge, agent of Company is a Sanctioned Person.

(d)There are no pending, or, to the knowledge of Company, threatened, actions, suits, proceedings, inquiries or investigations by any Governmental Body against Company with respect to any Anti-Corruption Laws or Trade Control Laws. In the past three years, Company has not been subject to any such actions, suits, proceedings, inquiries or investigations or made, nor, as of the date hereof, is aware of any reason to or intends to make any disclosure (voluntary or otherwise) to any Governmental Body with respect to any violation, potential violation, or Liability arising under or relating to any Anti-Corruption Laws or Trade Control Laws.

(e)For the past three years, Company has maintained and currently maintains (i) books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of Company, and (ii) internal accounting controls sufficient to provide reasonable assurances that all transactions and access to assets of Company were, have been and are executed only in accordance with management’s general or specific authorization.

2.13Tax Matters.

(a)All income and other material Tax Returns required to have been filed by the Company and each Company Subsidiary have been timely filed (taking into account any extension of time within which to file) with the applicable Governmental Body. All such Tax Returns were correct and complete in all material respects and have been prepared in material compliance with all applicable Legal Requirements. No claim has ever been made by any Governmental Body in a jurisdiction where the Company or any Company Subsidiary does not file Tax Returns that it is subject to taxation by that jurisdiction.

(b)All material Taxes due and owing by the Company or any Company Subsidiary (whether or not shown on any Tax Return) have been paid. The unpaid Taxes of the Company and any Company Subsidiary have been reserved for on the Company Unaudited Interim Balance Sheet in accordance with GAAP. Since the date of the Company Unaudited Interim Balance Sheet, neither the Company nor any Company Subsidiary has incurred any material Liability for Taxes outside the Ordinary Course of Business.

(c)The Company and each Company Subsidiary have withheld and paid all material Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, shareholder or other third party and all Forms W-2 and 1099 required with respect thereto have been properly completed and timely filed.

(d)There are no material Encumbrances for Taxes (other than Taxes not yet due and payable or Taxes that are being contested in good faith and for which adequate reserves have been made on Company’s Unaudited Interim Balance Sheet) upon any of the assets of the Company or any Company Subsidiary.

(e)No “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax Law), private letter rulings, technical advice memoranda or similar agreements or rulings have been entered into or issued by any Governmental Body with respect to the Company or any Company Subsidiary which agreement or ruling would be effective after the Closing Date.

(f)No material deficiencies for Taxes with respect to the Company or any Company Subsidiary have been claimed, proposed or assessed by any Governmental Body in writing. There are no pending (or, based on written notice, threatened) audits, assessments or other Legal Proceedings for or relating to any liability in respect of Taxes of the Company or any Company Subsidiary. Neither the Company nor any Company Subsidiary has waived any statute of limitations in respect of Taxes, agreed to any extension of time with respect to a Tax assessment or deficiency or for filing any Tax Return, or consented to extend the period in which Tax may be assessed or collected by any Tax authority.

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(g)The Company has never been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(h)Neither the Company nor any Company Subsidiary is a party to any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement, or other similar agreement or arrangement (other than customary commercial Contracts the principal subject matter of which is not Taxes).

(i)Neither the Company nor any Company Subsidiary has ever been a member of an affiliated group filing a consolidated, combined or unitary Tax Return (other than a group the common parent of which is the Company or the Seller). Neither the Company nor any Company Subsidiary has any Liability for the Taxes of any Person (other than the Company and any Company Subsidiary) under Treasury Regulations section 1.1502-6 (or any similar provision of state, local, or non-U.S. law), as a transferee or successor, by Contract, or otherwise (other than customary commercial Contracts the principal subject matter of which is not Taxes).

(j)Neither the Company nor any Company Subsidiary has distributed stock of another Person, or had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code or Section 361 of the Code (or any similar provision of state, local, or non-U.S. law).

(k)Neither the Company nor any Company Subsidiary has entered into any transaction identified as a “listed transaction” for purposes of Treasury Regulations Sections 1.6011-4(b)(2).

(l)Neither the Company nor any Company Subsidiary (i) is a “controlled foreign corporation” as defined in Section 957 of the Code, (ii) is a “passive foreign investment company” within the meaning of Section 1297 of the Code, (iii) has ever been subject to Tax in any country other than its country of incorporation or formation by virtue of having a permanent establishment (within the meaning of an applicable Tax treaty) or other place of business in such other country, or (iv) is or was a “surrogate foreign corporation” within the meaning of Section 7874(a)(2)(B) or is treated as a U.S. corporation under Section 7874(b) of the Code.

(m)Neither the Company nor any Company Subsidiary will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for Tax purposes; (ii) use of an improper method of accounting for a Tax period ending on or prior to the Closing Date; (iii) “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or foreign Law) executed on or prior to the Closing Date; (iv) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local or foreign Law) consummated on or prior to the Closing Date; (v) installment sale or open transaction disposition made on or prior to the Closing Date; (vi) prepaid amount received or deferred revenue accrued on or prior to the Closing Date; or (vii) election under Section 108(i) of the Code (or any similar provision of state, local or foreign Law). The Company has not made any election under Section 965(h) of the Code.

(n)Neither the Company nor any Company Subsidiary has taken or agreed to take any action, or has any knowledge of any fact or circumstance, that could reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(o)Neither the Company nor any Company Subsidiary has deferred the payment of any employer payroll Taxes pursuant to the CARES Act.

(p)The Company has not taken, and since the date of the LOI has not agreed to take, any action that would reasonably be expected to materially increase the risk that the Merger will fail to qualify for the intended tax treatment described in Section 1.10.

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2.14Employee Benefit Plans.

(a)Part 2.14(a) of the Company Disclosure Schedule lists all material Company Employee Plans. “Company Employee Plans” shall mean: (i) all employee benefit plans (as defined in Section 3(3) of ERISA whether or not subject to ERISA) and all bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance or other material benefit plans, programs or arrangements, and all employment, termination or severance Contracts to which the Company or any of its Subsidiaries is a party (except for offer letters or employment agreements that provide for employment that is terminable at will and without material cost or liability to the Company or its Subsidiaries), with respect to which the Company or any of its Subsidiaries has or could reasonably be expected to have any obligation or that are maintained, contributed to or sponsored by the Company or any Company Affiliate for the benefit of any current or former employee, officer or director of the Company or any Company Affiliate and (ii) any material consulting contracts, arrangements or understandings between the Company or any Company Affiliate and any natural person consultant of the Company or any Company Affiliate.

(b)The Company has made available to Parent a true and complete copy of each material Company Employee Plan and has made available to Parent a true and complete copy of each material plan document (or, for any unwritten Company Employee Plan, a written description of the material terms of such Company Employee Plan) (except for individual written Company Option agreements, in which case only forms of such agreements have been made available, unless such individual agreements materially differ from such forms), including as applicable (i) a copy of each trust or other funding arrangement, (ii) the most recent summary plan description and summary of material modifications, (iii) annual reports on IRS Form 5500 for the most recent plan year, (iv) the most recently received IRS determination letter for each such Company Employee Plan, (v) the most recently prepared actuarial report and financial statement in connection with each such Company Employee Plan for each of the prior three (3) years, and (vi) any material non-routine correspondence received or submitted to any Governmental Body within the prior three (3) years. Neither the Company nor any Company Subsidiary has any express or implied commitment (i) to create, enter into, incur liability with respect to or cause to exist any other material employee benefit plan, program or arrangement, (ii) to enter into any Contract to provide compensation or benefits to any individual other than in the Ordinary Course of Business, or (iii) to modify, change or terminate any Company Employee Plan, other than with respect to a modification, change or termination required by ERISA, the Code or other applicable law.

(c)No Company Employee Plan is, and neither the Company nor any of its Subsidiaries or Company Affiliates has ever maintained, contributed to, or had any liability or obligation to contribute to, (i) a multiemployer plan (within the meaning of Section 3(37) or 4001(a)(3) of ERISA) (a “Multiemployer Plan”), (ii) a “multiple employer plan” (within the meaning of Section 413(c) of the Code) (a “Multiple Employer Plan”), (iii) a “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA), (iv) a funded welfare benefit plan (within the meaning of Section 210 of ERISA or Section 413(c) of the Code) (a “Funded Welfare Plan”), or (v) any plan that is subject to Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA.

(d)None of the Company Employee Plans provides for or promises retiree medical, disability or life insurance benefits to any current or former employee, officer or director of the Company or any Company Subsidiary, except as required by Section 4980B of the Code, Part 6 of Title I of ERISA or similar applicable law.

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(e)Except as provided in this Agreement or as set forth in Part 2.14(e) of the Company Disclosure Schedule, the execution of this Agreement and the consummation of the Contemplated Transactions (alone or together with any other event which, standing alone, would not by itself trigger such entitlement or acceleration) will not (i) entitle any person to any payment, forgiveness of indebtedness, vesting, distribution, or increase in benefits under or with respect to any Company Employee Plan, (ii) otherwise trigger any acceleration (of vesting or payment of benefits or otherwise) under or with respect to any Company Employee Plan, (iii) trigger any obligation to fund any Company Employee Plan, (iv) limit the right to merge, amend or terminate any Company Employee Plan or (v) result in the receipt or retention by any person who is a “disqualified individual” (within the meaning of Code Section 280G) with respect to the Company and its Subsidiaries of any payment or benefit that is or could be characterized as a “parachute payment” (within the meaning of Section 280G of the Code), determined without regard to the application of Section 280G(b)(5) of the Code. Except as expressly set forth in Part 2.14(e) of the Company Disclosure Schedule and as otherwise expressly provided in this Agreement, neither Parent nor the Surviving Corporation will assume any Company Employee Plan or any Company severance, retention, bonus or change-in-control obligation.

(f)No current or former director, employee, or consultant of the Company is entitled to receive a tax gross-up or “make-whole” payment from the Company with respect to any taxes that may be imposed upon such individual pursuant to Section 409A of the Code, Section 4999 of the Code, or otherwise.

(g)Each Company Employee Plan has been established and operated in all material respects in accordance with its terms and the requirements of all applicable Laws including ERISA and the Code. The Company and Company’s Subsidiaries have performed all material obligations required to be performed by them under and are not in material default under or in material violation of, and, to the Knowledge of the Company or to the Knowledge of the Seller, there is no material default or material violation by any party to, any Company Employee Plan. No Legal Proceeding is pending or threatened with respect to any Company Employee Plan (other than routine claims for benefits in the Ordinary Course of Business), and to the Knowledge of the Company or to the Knowledge of the Seller, there is no reasonable basis for any such Legal Proceeding.

(h)Each Company Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination, notification or advisory letter with respect to such qualification, or may rely upon an opinion letter or advisory letter for a pre-approved plan, and no event or omission has occurred that would cause any Company Employee Plan to lose such qualification or require corrective action to the IRS Employee Plans Compliance Resolution System to maintain such qualification.

(i)There has not been any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code and not otherwise exempt under Section 408 of ERISA) with respect to any Company Employee Plan that would reasonably be expected to result in liability to the Company or any of its Subsidiaries. All contributions, premiums or payments required to be made with respect to any Company Employee Plan have been made on or before their due dates, except as would not result in material liability to the Company or its Subsidiaries. There are no claims pending or threatened, other than routine claims for benefits. All reports, returns and similar documents required to be filed with any Governmental Body or distributed to any participant or beneficiary in any Company Employee Plan have been timely filed or distributed.

(j)Each Company Employee Plan that is in any part a “nonqualified deferred compensation plan” (as defined for purposes of Section 409A(d)(1) of the Code) subject to Section 409A of the Code has been operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and applicable guidance thereunder. No Company Employee Plan or Company Option (whether currently outstanding or previously exercised) is, has been or would be, as applicable, subject to any tax, penalty or interest under Section 409A of the Code.

(k)No Company Employee Plan is subject to the laws of any jurisdiction outside the United States.

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2.15Labor and Employment.

(a)The Company and its Subsidiaries are in compliance in all material respects with all applicable Laws relating to the employment of labor, including but not limited to those related to wages, hours, collective bargaining, equal employment opportunity, occupational health and safety, immigration, individual and collective consultation, notice of termination, and redundancy, and are not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing. There is no charge or other Legal Proceeding pending or, to the Knowledge of the Company, threatened or reasonably anticipated before the U.S. Equal Employment Opportunity Commission (the “EEOC”), any court, or any other Governmental Authority of competent jurisdiction with respect to the employment practices of the Company or any Company Subsidiary, except as described on Part 2.15(a) of the Company Disclosure Schedule. Neither the Company nor any Company Subsidiary is a party to, or otherwise bound by, any consent decree with, or citation by, the EEOC or any other Governmental Authority of competent jurisdiction relating to employees or employment practices. Neither the Company nor any Company Subsidiary has received any notice of intent by the EEOC or any other Governmental Authority of competent jurisdiction responsible for the enforcement of labor or employment Laws to conduct an investigation or inquiry relating to the Company or any Company Subsidiary, and to the Knowledge of the Company or to the Knowledge of the Seller, no such investigation or inquiry is in progress. The employment of all employees of the Company and its Subsidiaries is terminable at will without cost or liability to the Company or its Subsidiaries, except for amounts earned prior to the time of termination and except as set forth in Part 2.15(a) of the Company Disclosure Schedule.

(b)The Company has made available to Parent a list of each employee and consultant that provides services to the Company or any Company Subsidiary and the location in which each such employee and consultant is based and primarily performs his or her duties or services. No Key Employee has advised the Company or any Company Subsidiary in writing of his or her intention to terminate his or her relationship as an employee of the Company or such Subsidiary for any reason, including because of the consummation of the Contemplated Transactions and, except as set forth in Part 2.15(b) of the Company Disclosure Schedule, the Company and the Subsidiary have no plans or intentions to terminate any such Key Employee. Part 2.15(b) of the Company Disclosure Schedule sets forth a complete and accurate list of all offers of employment that are outstanding to any person from the Company or any Company Subsidiary.

(c)To the Knowledge of the Company or to the Knowledge of the Seller, no employee, officer or director of the Company or any Company Subsidiary is a party to, or is otherwise bound by, any Contract with a former employer, including any confidentiality, non-competition or proprietary rights agreement, that affects (i) the performance of his or her duties as an employee, officer or director of the Company or the Company Subsidiary, or (ii) the ability of the Company or any Company Subsidiary to conduct its business, in each case in any manner that would have a Company Material Adverse Effect. To the Knowledge of the Company or to the Knowledge of the Seller, no employee, officer or director of the Company is in violation, in any material respect, of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, non-competition agreement or restrictive covenant to a former employer, which violation would have a Company Material Adverse Effect.

(d)There are no material controversies pending or, to the Knowledge of the Company or to the Knowledge of the Seller, threatened between the Company or any Company Subsidiary and any of their respective present or former employees or independent contractors.

(e)Neither the Company nor any Company Subsidiary is a party to any collective bargaining agreement, work council agreement, work force agreement or any other labor union Contract applicable to persons employed by the Company or any Company Subsidiary; to the Knowledge of the Company or to the Knowledge of the Seller, none of the employees or independent contractors of the Company or any Company Subsidiary is represented by any union, works council, or any other labor organization; and, to the Knowledge of the Company or to the Knowledge of the Seller, there are no activities or proceedings of any labor union to organize any such employees or independent contractors.

(f)There are no grievances filed pursuant to any collective bargaining agreement, work council agreement or other labor contract currently pending against the Company or any Company Subsidiary. There are no unfair labor practice complaints pending, or, to the Knowledge of Company or to the Knowledge of the Seller, threatened, against the Company or any Company Subsidiary before the National Labor Relations Board or any court, tribunal or other Governmental Authority of competent jurisdiction, or any current union representation questions involving employees of the Company or any Company Subsidiary. There is no strike, slowdown, work stoppage lockout, or similar labor disputes, or, to the Knowledge of the Company or to the Knowledge of the Seller, threat thereof, by or with respect to any employees of the Company or any Company Subsidiary.

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(g)Except as would not result in material liability to the Company, all individuals who are or were performing consulting or other services for the Company or any Company Subsidiary have been correctly classified by the Company or the Company Subsidiary in all material respects as either “independent contractors” or “employees” as the case may be. Except as would not result in material liability to the Company or its Subsidiaries, all individuals who are classified as exempt and are or were performing services for the Company or any Company Subsidiary have been correctly classified by the Company or the Company Subsidiary in all material respects as “exempt” from all applicable wage and hour Laws, including but not limited to Laws governing minimum wage, overtime compensation, meal periods and rest breaks.

(h)The Company and each Company Subsidiary is in compliance with all Laws applicable to employment and employment practices, including all Laws respecting terms and conditions of employment, wages, hours, equal employment opportunity, employment discrimination, worker classification (including the proper classification of workers as independent contractors and consultants and exempt or non-exempt), immigration, work authorization, occupational health and safety, workers’ compensation, the payment of social security and other employment taxes, disability rights or benefits, plant closures and layoffs, affirmative action and affirmative action plans, labor relations, employee leave issues and unemployment insurance.

2.16Environmental Matters. Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company and each Company Subsidiary is in compliance in all material respects with all applicable Environmental Laws, which compliance includes the possession by the Company of all permits and other Governmental Authorizations required under applicable Environmental Laws and compliance with the terms and conditions thereof. Neither the Company nor any Company Subsidiary has received since January 1, 2024 any written notice or other communication (in writing or otherwise), whether from a Governmental Body or employee, that alleges that the Company or any Company Subsidiary is not in compliance with any Environmental Law, and, to the Knowledge of the Company or to the Knowledge of the Seller, there are no circumstances that may prevent or interfere with the Company’s or any of its Subsidiaries’ compliance with any Environmental Law in the future. To the Knowledge of the Company or to the Knowledge of the Seller: (i) no current or prior owner of any property currently or then leased or controlled by the Company or any of its Subsidiaries has received since January 1, 2024 any written notice or other communication (in writing or otherwise) relating to property owned or leased by the Company or any of its Subsidiaries, whether from a Governmental Body or employee, that alleges that such current or prior owner or the Company or any of its Subsidiaries is not in compliance with or has violated any Environmental Law relating to such property and (ii) neither the Company nor any of its Subsidiaries has any material liability under any Environmental Law that would reasonably be expected to have a Company Material Adverse Effect.

2.17Insurance.

(a)The Company has made available to Parent accurate and complete copies of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets, liabilities and operations of the Company and each Company Subsidiary. Each of the insurance policies is in full force and effect and the Company and each Company Subsidiary are in material compliance with the terms thereof. Other than customary end of policy notifications from insurance carriers, since January 1, 2024, neither the Company nor any Company Subsidiary has received any written notice or other written communication regarding any actual or possible: (i) cancellation or invalidation of any insurance policy; (ii) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy; or (iii) material adjustment in the amount of the premiums payable with respect to any insurance policy. To the Knowledge of the Company or to the Knowledge of the Seller, there is no pending workers’ compensation or other claim under or based upon any insurance policy of the Company or any Company Subsidiary. All information provided to insurance carriers (in applications and otherwise) on behalf of the Company and each Company Subsidiary is accurate and complete in all material respects. The Company and each Company Subsidiary have provided timely written notice to the appropriate insurance carrier(s) of each Legal Proceeding pending or threatened in writing against the Company or any Company Subsidiary, and no such carrier has issued a denial of coverage or a reservation of rights with respect to any such Legal Proceeding, or, to the Knowledge of the Company or to the Knowledge of the Seller, informed the Company or any Company Subsidiary of its intent to do so.

(b)The Company has made available to Parent accurate and complete copies of the existing policies (primary and excess) of directors’ and officers’ liability insurance maintained by the Company and each Company Subsidiary as of the date of this Agreement (the “Existing Company D&O Policies”). Part 2.17(b) of the Company Disclosure Schedule accurately sets forth the most recent annual premiums paid by the Company and each Company Subsidiary with respect to the Existing Company D&O Policies.

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2.18Legal Proceedings; Orders.

(a)Except as set forth in Part 2.18(a) of the Company Disclosure Schedule, there is no pending Legal Proceeding, and, to the Knowledge of the Company or to the Knowledge of the Seller, no Person has threatened in writing to commence any Legal Proceeding: (i) that involves the Company or any of its Subsidiaries, any Company Associate (in his or her capacity as such) or any of the material assets owned or used by the Company or its Subsidiaries; or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the Contemplated Transactions, the Financing, the listing of the Parent Common Stock to be issued in connection therewith on Nasdaq, or the post-Closing governance arrangements expressly contemplated hereby. To the Knowledge of the Company or to the Knowledge of the Seller, no event has occurred, and no claim, dispute or other condition or circumstance exists, that will give rise to or serve as the basis for the commencement of any meritorious Legal Proceeding.

(b)There is no order, writ, injunction, judgment or decree to which the Company or any Company Subsidiary, or any of the material assets owned or used by the Company or any Company Subsidiary, is subject. To the Knowledge of the Company or to the Knowledge of the Seller, no officer or other Key Employee of the Company or any Company Subsidiary is subject to any order, writ, injunction, judgment or decree that prohibits such officer or other employee from engaging in or continuing any conduct, activity or practice relating to the business of the Company or any Company Subsidiary or to any material assets owned or used by the Company or any Company Subsidiary.

(c)Without limiting the foregoing, except as set forth in Part 2.18 of the Company Disclosure Schedule, there is no pending or, to the Knowledge of the Company or to the Knowledge of the Seller, threatened Action against the Company, any Company Subsidiary, or any present or former officer, director, employee or consultant thereof that would reasonably be expected to have Company Material Adverse Effect, arising out of or relating to (i) any Intellectual Property used in the business, (ii) any clinical study, regulatory submission, product candidate, adverse event or quality issue, (iii) any separation, carve-out, indemnity or related-party arrangement with Seller or any of its Affiliates, or (iv) any claim that any asset, data set, submission, license, invention, software or know-how used in the business is not owned by or validly licensed to the Company. Except as set forth in Part 2.18 of the Company Disclosure Schedule, there is no pending or, to the Knowledge of the Company or to the Knowledge of the Seller, threatened investigation, inquiry, audit, inspection, subpoena, civil investigative demand or similar proceeding by any Governmental Body relating to the Company, any Company Subsidiary, any product candidate, any clinical study or any related-party arrangement.

2.19Authority; Binding Nature of Agreement. The Company and each Company Subsidiary have all necessary corporate power and authority to enter into and to perform its obligations under this Agreement. The Company Board of Directors (at one or more meetings duly called and held) has: (a) determined that the Contemplated Transactions are advisable and fair to and in the best interests of the Company and its shareholders; (b) duly authorized and approved by all necessary corporate action, the execution, delivery and performance of this Agreement and the transactions contemplated hereby, including the Contemplated Transactions, subject to the Required Company Shareholder Vote; and (c) recommended the adoption and approval of this Agreement by the holders of Company Capital Stock. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) rules of Law governing specific performance, injunctive relief and other equitable remedies. Prior to the execution of this Agreement, the Company Board of Directors approved the execution and delivery by Seller, in its capacity as the sole holder of the outstanding Company Capital Stock, of the written consent and lock-up agreement contemplated by this Agreement.

2.20Vote Required. The approval of Seller, in its capacity as the sole holder of all of the issued and outstanding Company Capital Stock entitled to vote on the adoption of this Agreement and the approval of the Merger, is the only vote of any class or series of Company Capital Stock necessary to adopt this Agreement, approve the Merger and approve the Contemplated Transactions (the “Required Company Shareholder Vote”).

2.21Non-Contravention; Consents. Subject to Part 2.21 of the Company Disclosure Schedule, and subject to obtaining the Required Company Shareholder Vote, the filing of the Certificate of Merger required by the DGCL and any filings or notifications that may be required in connection with the Contemplated Transactions under any US or non-US antitrust, merger control, or competition laws, neither (x) the execution, delivery or performance of this Agreement by the Company, nor (y) the consummation of the Contemplated Transactions, will directly or indirectly (with or without notice or lapse of time):

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(a)contravene, conflict with or result in a violation of (i) any of the provisions of the certificate of incorporation, bylaws or other charter or organizational documents of the Company or (ii) any resolution adopted by the Company shareholders, the Company Board of Directors or any committee of the Company Board of Directors;

(b)contravene, conflict with or result in a material violation of, or give any Governmental Body or, to the Knowledge of the Company or to the Knowledge of the Seller, other Person the right to challenge the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any order, writ, injunction, judgment or decree to which the Company or its Subsidiaries, or any of the assets owned or used by the Company or its Subsidiaries, is subject;

(c)contravene, conflict with or result in a material violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by the Company or its Subsidiaries or that otherwise relates to the business of the Company or its Subsidiaries or to any of the material assets owned or used by the Company or its Subsidiaries;

(d)contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Company Contract, or give any Person the right to: (i) declare a default or exercise any remedy under any Company Contract; (ii) a rebate, chargeback, penalty or change in delivery schedule under any such Company Contract; (iii) accelerate the maturity or performance of any Company Contract; or (iv) cancel, terminate or modify any term of any Company Contract, except, in the case of any Company Material Contract, any non-material breach, default, penalty or modification and, in the case of all other Company Contracts, any breach, default, penalty or modification that would not result in a Company Material Adverse Effect;

(e)result in the imposition or creation of any Encumbrance upon or with respect to any material asset owned or used by the Company or its Subsidiaries (except for minor liens that will not, in any case or in the aggregate, materially detract from the value of the assets subject thereto or materially impair the operations of the Company); or

(f)result in the transfer of any material asset of the Company or its Subsidiaries to any Person. Except (i) for any Consent set forth in Part 2.21 of the Company Disclosure Schedule under any Company Contract, (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL, and (iii) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws, neither the Company nor any of its Subsidiaries was, is or will be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (x) the execution, delivery or performance of this Agreement or (y) the consummation of the Contemplated Transactions.

Part 2.21 of the Company Disclosure Schedule also identifies all Consents required in connection with the ThinkEquity LLC engagement, the First Finance Waiver, any Company Equity Securities outstanding immediately prior to the Effective Time, and any other matter that would reasonably be expected to prevent, materially delay or materially impair the consummation of the Contemplated Transactions.

2.22No Financial Advisor. Except as set forth in Part 2.22 of the Company Disclosure Schedule, including the engagement of ThinkEquity LLC and the fees payable to ThinkEquity LLC expressly contemplated by this Agreement, no broker, finder, investment banker, financial advisor or other Person is entitled to any brokerage fee, finder’s fee, opinion fee, success fee, transaction fee, equity issuance or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of the Company, Seller or any of their respective Affiliates.

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2.23Privacy. The Company has complied in all material respects with all Privacy Obligations and its respective internal and external privacy policies relating to the use, collection, storage, disclosure and transfer of any Personal Information collected by the Company or by third parties having authorized access to the records of the Company. The execution, delivery and performance of this Agreement will comply in all material respects with all Privacy Obligations and with the Company’s privacy policies. The Company has not received a written complaint regarding the Company’s collection, use or disclosure of Personal Information. There has been no (i) unauthorized acquisition of, access to, loss of, misuse (by any means) of any Sensitive Data, or (ii) unauthorized or unlawful processing of any Sensitive Data or Personal Information, in each case, used or held for use by or on behalf of the Company. No Person has, in the last three (3) years, threatened to bring any proceeding pursuant to any written notice, or commenced any proceeding with respect to the Company’s privacy, security or data protection practices, including any loss, damage or unauthorized access, use, disclosure, modification or other misuse of any Personal Information maintained by, or on behalf of, the Company and, to the Company’s Knowledge or to the Seller’s Knowledge, there is no reasonable basis for such proceeding.

2.24Disclosure. The information supplied by the Company and each Company Subsidiary for inclusion in the Form S-1 (or such other form as may be appropriate), the Parent Schedule 14C, and any other disclosure document required to be filed with the SEC in connection with the Contemplated Transactions (including any Company Financials and the Required Company Financials when delivered pursuant to Section 5.1(a)) will not, as of the date such information is prepared, the date the Registration Statement becomes effective or the date of the definitive Parent Schedule 14C, as applicable, (i) contain any statement that is inaccurate or misleading with respect to any material facts or (ii) omit to state any material fact necessary in order to make such information, in the light of the circumstances under which such information is provided, not false or misleading. No representation, warranty, schedule, exhibit, certificate or other document furnished by or on behalf of the Company or Seller to Parent in connection with this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

2.25No Other Representations or Warranties. Except for the representations and warranties expressly set forth in this Agreement, neither the Company nor any other Person on behalf of the Company makes any express or implied representation or warranty with respect to the Company or with respect to any other information provided to Parent or Merger Sub in connection with the Contemplated Transactions.

2.26Disclaimer of Other Representations and Warranties. The Company acknowledges and agrees that, except for the representations and warranties expressly set forth in this Agreement (a) each of Parent and Merger Sub is not making and has not made any representations or warranties relating to itself or its business or otherwise in connection with the transactions contemplated by this Agreement, including the Merger, and none of the Company or its Representatives is relying on any representation or warranty of Parent or Merger Sub except for those expressly set forth in this Agreement, (b) no Person has been authorized by Parent or Merger Sub to make any representation or warranty relating to Parent or Merger Sub or their respective businesses, and if made, such representation or warranty must not be relied upon by the Company as having been authorized by Parent or Merger Sub and (c) any estimates, projections, forecasts, predictions, data, financial information, memoranda, presentations or any other materials or information provided or addressed to the Company or any of its Representatives are not and shall not be deemed to be or include representations or warranties unless any such materials or information are the subject of any express representation or warranty set forth in this Agreement.

Article 2A

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Parent and Merger Sub as follows, except as set forth in the Company Disclosure Schedule. The Company Disclosure Schedule shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in this Article 2A. The disclosures in any section or subsection of the Company Disclosure Schedule shall qualify other sections and subsections in this Article 2A only to the extent it is reasonably apparent on its face that such disclosure is applicable to such other sections and subsections.

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2A.1Due Organization; Authority. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to own, lease and operate its assets and to carry on its business as presently conducted. Seller has all necessary corporate power and authority to execute and deliver this Agreement, the Lock-Up Agreement and each other agreement, document and instrument contemplated hereby to be executed and delivered by Seller, to perform its obligations hereunder and thereunder, and to consummate the Contemplated Transactions to which Seller is a party.

2A.2Authorization; Binding Nature of Agreement. The execution, delivery and performance by Seller of this Agreement, the Lock-Up Agreement and each other agreement, document and instrument contemplated hereby to be executed and delivered by Seller, and the consummation by Seller of the Contemplated Transactions to which Seller is a party, have been duly authorized by all necessary corporate action on the part of Seller. This Agreement has been duly executed and delivered by Seller and, assuming the due authorization, execution and delivery by Parent, Merger Sub and the Company, constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to: (a) applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights generally; and (b) general equitable principles governing the availability of specific performance, injunctive relief and other equitable remedies.

2A.3Ownership of Company Securities.

(a)As of the date of this Agreement and immediately prior to the Effective Time, Seller is the sole record and beneficial owner of all of the issued and outstanding Company Capital Stock and other Company Equity Securities set forth in Part 2A.3 of the Company Disclosure Schedule.

(b)All of the Company Capital Stock and other Company Equity Securities owned by Seller are owned by Seller free and clear of all Encumbrances, other than: (i) restrictions arising under applicable securities Laws; and (ii) such Encumbrances as are set forth in Part 2A.3 of the Company Disclosure Schedule.

(c)Except as set forth in Part 2A.3 of the Company Disclosure Schedule, no Person other than Seller has any right, title or interest in or to any Company Capital Stock, any other Company Equity Securities, or any rights to receive any portion of the Consideration Shares. Without limiting the foregoing, no Affiliate of Seller or any other Person has any economic participation right, profit-sharing right, contingent value right, royalty right or similar arrangement with respect to the Company or any Company Equity Securities, except as expressly set forth in Part 2A.3 of the Company Disclosure Schedule.

(d)Except as set forth in Part 2A.3 of the Company Disclosure Schedule, there are no voting trusts, proxies, stockholders agreements, transfer restrictions, registration rights agreements, co-sale agreements, drag-along agreements, tag-along agreements, rights of first refusal, rights of first offer, preemptive rights, rights of participation, rights of maintenance or similar Contracts to which Seller is a party or by which any Company Capital Stock or other Company Equity Securities are bound. Nor are there any side letters, oral agreements or undisclosed understandings affecting Seller’s ownership of, or right to transfer, the Company Capital Stock or to receive the Consideration Shares.

(e)Part 2A.3(e) of the Company Disclosure Schedule sets forth a true, correct and complete list of all Contracts, arrangements, liabilities, obligations and commitments, whether written or oral, between or among Seller or any of its Affiliates, on the one hand, and the Company or any Company Subsidiary, on the other hand, including any funding arrangement, note, services agreement, transition services agreement, lease, guarantee, sublicense, indemnification agreement, separation agreement, tax-sharing arrangement, employee or consultant sharing arrangement or any other related-party transaction. Except as set forth in Part 2A.3(e), no such arrangement exists.

2A.4No Conflicts; Consents. Except as set forth in Part 2A.4 of the Company Disclosure Schedule, neither the execution, delivery or performance by Seller of this Agreement, the Lock-Up Agreement or any other agreement, document or instrument contemplated hereby to which Seller is a party, nor the consummation by Seller of the Contemplated Transactions to which Seller is a party, will directly or indirectly, with or without notice or lapse of time:

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(a)contravene, conflict with or result in a violation of any provision of the certificate of incorporation, bylaws or other organizational documents of Seller;

(b)contravene, conflict with or result in a material violation of any applicable Law or any Order to which Seller or any of its material assets is subject;

(c)contravene, conflict with or result in a material breach of, or constitute a material default under, any Contract to which Seller is a party or by which Seller or any of its material assets is bound;

(d)give any Person the right to prevent, delay, impair, terminate, modify or accelerate any obligation or right of Seller under any such Contract in any manner that would reasonably be expected to prevent, materially delay or materially impair the consummation of the Contemplated Transactions; or

(e)result in the creation of any Encumbrance upon any Company Capital Stock, other Company Equity Securities or, to the Knowledge of Seller, any portion of the Consideration Shares.

Except as set forth in Part 2A.4 of the Company Disclosure Schedule, to the Knowledge of Seller, no Consent of any Governmental Body or other Person is required to be obtained by Seller in connection with the execution, delivery or performance of this Agreement, the Lock-Up Agreement or any other agreement, document or instrument contemplated hereby to which Seller is a party, or the consummation by Seller of the Contemplated Transactions to which Seller is a party.

2A.5Litigation.

(a)There is no pending Legal Proceeding, and, to the Knowledge of Seller, no Person has threatened in writing to commence any Legal Proceeding, against Seller that would reasonably be expected to: (a) prevent, materially delay or materially impair Seller’s ability to consummate the Contemplated Transactions; (b) adversely affect Seller’s ownership of the Company Capital Stock or other Company Equity Securities; or (c) challenge Seller’s right to receive the Consideration Shares. Without limiting the foregoing, there is no pending or, to the Knowledge of Seller, threatened Legal Proceeding arising out of or relating to (i) any relationship, arrangement or transaction between Seller and the Company or any Company Subsidiary, (ii) any separation, carve-out or reorganization involving the Company, (iii) any funding, indemnification or support arrangement, or (iv) any claim that any Liability of Seller or its Affiliates should be borne by the Company or any Company Subsidiary.

(b)Except as set forth in Part 2A.5(b) of the Company Disclosure Schedule, to the Knowledge of Seller, no Affiliate of Seller has any claim, cause of action, right of reimbursement, right of indemnification, right of setoff, ownership claim, license claim or other right, contingent or otherwise, against the Company, any Company Subsidiary, or any of their respective assets

2A.6Brokers; Financial Advisors; Fees. Except as set forth in Part 2A.6 of the Company Disclosure Schedule, including the engagement of ThinkEquity LLC and any fees or other compensation expressly contemplated by this Agreement, no broker, finder, investment banker, financial advisor, consultant or other Person is entitled to any brokerage fee, finder’s fee, opinion fee, success fee, transaction fee, equity issuance, warrant value, reimbursement or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of Seller or any of its Affiliates.

2A.7ThinkEquity LLC.

(a)Part 2A.7(a) of the Company Disclosure Schedule sets forth a true, correct and complete description of all Contracts, understandings and arrangements between Seller and the Company, on the one hand, and ThinkEquity LLC, on the other hand, relating to the Contemplated Transactions.

(b)Except as set forth in Part 2A.7 of the Company Disclosure Schedule, neither ThinkEquity LLC nor any of its Affiliates has any right to receive any payment, fee, reimbursement, equity interest, warrant value or other consideration in connection with the Contemplated Transactions.

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2A.8Lock-Up Agreement. Concurrently with the execution and delivery of this Agreement, Seller has executed and delivered the Lock-Up Agreement, and the Lock-Up Agreement constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to: (a) applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights generally; and (b) general equitable principles governing the availability of specific performance, injunctive relief and other equitable remedies.

2A.9Company Shareholder Approval. Seller, in its capacity as the sole holder of all of the issued and outstanding Company Capital Stock entitled to vote thereon, has approved, or will approve in accordance with Section 5.2, this Agreement, the Merger and the other Contemplated Transactions for which Company stockholder approval is required under the DGCL or the Company’s organizational documents. No vote or consent of any other holder of Company Capital Stock or other Company Equity Securities is required to adopt this Agreement, approve the Merger or approve the other Contemplated Transactions.

2A.10 Solvency; No Distribution of Company Securities.

(a)Seller is not entering into this Agreement or consummating the Contemplated Transactions with the intent to hinder, delay or defraud either present or future creditors of Seller or the Company.

(b)Except as expressly set forth in this Agreement, Seller has not distributed, and will not distribute, transfer, assign, pledge or otherwise dispose of any Company Capital Stock or other Company Equity Securities between the date of this Agreement and the Effective Time.

(c)Seller is not aware of any condition, event or circumstance that would reasonably be expected to result in the Company being insolvent, unable to pay its debts as they become due, or unable to continue as a going concern immediately following the Effective Time, except as expressly disclosed in the Company Disclosure Schedule.

(d)Neither Seller nor any of its Affiliates has provided notice to the Company of any intention to terminate, reduce or materially modify any funding, support, services, guarantee or other arrangement with the Company or any Company Subsidiary prior to the Effective Time, except as set forth in the Company Disclosure Schedule.

2A.11No Other Representations or Warranties. Except for the representations and warranties expressly set forth in this Agreement, neither Seller nor any other Person on behalf of Seller makes any express or implied representation or warranty with respect to Seller, the Company, the Company Capital Stock, the other Company Equity Securities or otherwise in connection with the Contemplated Transactions. Notwithstanding the foregoing, nothing in this Section 2A.11 shall limit or restrict the representations and warranties of Seller expressly set forth in this Article 2A or in any certificate delivered pursuant to this Agreement.

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ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub represent and warrant to the Company and Seller as follows, except as set forth in (a) the written disclosure schedule delivered by Parent to the Company (the “Parent Disclosure Schedule”) or (b) the Parent SEC Documents filed with or furnished to the SEC by Parent on or after January 1, 2024 and publicly available on the SEC’s EDGAR system on or before one (1) Business Day prior to the date of this Agreement; provided, however, that (i) disclosures contained under the heading “Risk Factors” or in any forward-looking statements disclaimer, and any other disclosures that are predictive, cautionary or forward-looking in nature, shall not be deemed to qualify any representation or warranty in this Article 3, and (ii) in the event of any inconsistency between the Parent Disclosure Schedule and the Parent SEC Documents, the Parent Disclosure Schedule shall control. The Parent Disclosure Schedule shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in this Article 3. The disclosures in any section or subsection of the Parent Disclosure Schedule shall qualify other sections and subsections in this Article 3 only to the extent it is reasonably apparent on its face that such disclosure is applicable to such other sections and subsections.

3.1Subsidiaries; Due Organization; Etc.

(a)Other than Merger Sub and the Entities identified in Part 3.1(a) of the Parent Disclosure Schedule, Parent has no Subsidiaries. Parent has not agreed nor is obligated to make, nor is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity. Parent has not, at any time, been a general partner of, or has otherwise been liable for any of the debts or other obligations of, any general partnership, limited partnership or other Entity. Merger Sub was formed solely for purposes of engaging in the transactions contemplated by this Agreement and has not engaged in any business activity other than in connection with the transactions contemplated hereby.

(b)Each of Parent and the Parent Subsidiaries is a corporation or company, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all necessary power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own and use its assets in the manner in which its assets are currently owned and used; and (iii) to perform its obligations under all Contracts by which it is bound.

(c)Each of Parent and the Parent Subsidiaries is qualified to do business as a foreign corporation or company, as applicable, and is in good standing (or the equivalent thereof, if applicable, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof), under the laws of all jurisdictions where the nature of its business requires such qualification other than in jurisdictions where the failure to be so qualified individually or in the aggregate would not be reasonably expected to have a Parent Material Adverse Effect.

3.2Articles of Incorporation; Bylaws; Charters and Codes of Conduct. Parent has made available to the Company true, correct and complete copies of the articles of incorporation, bylaws and other charter and organizational documents, including all amendments thereto, for Parent and each Parent Subsidiary. Neither Parent nor any Parent Subsidiary has taken any action in breach or violation in any material respect of any of the material provisions of its articles of incorporation, bylaws and other charter and organizational documents and is not in material breach thereof.

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3.3Capitalization, Etc.

(a)The authorized capital stock of Parent, and the issued and outstanding shares of Parent Capital Stock as of the date of this Agreement, are set forth in Part 3.3(a) of the Parent Disclosure Schedule. All of the issued and outstanding shares of Parent Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance in all material respects with applicable Law and all applicable Contracts. Parent does not hold any shares of its capital stock in treasury.

(b)Part 3.3(b) of the Parent Disclosure Schedule sets forth a true, correct and complete list of all outstanding Parent Options, Parent RSUs, Parent Warrants and other rights to acquire Parent Capital Stock, together with the holder, the number or amount outstanding, the exercise or conversion price, if any, and the treatment of each such security in connection with the Contemplated Transactions, if applicable. Except as set forth in Part 3.3(b) of the Parent Disclosure Schedule, there is no: (i) outstanding subscription, option, call, warrant, stock appreciation right, phantom equity right, restricted stock unit, convertible security, preemptive right, right of first refusal, right of participation, anti-dilution right or other right to acquire any Parent Capital Stock or other securities of Parent or any Parent Subsidiary; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any Parent Capital Stock or other securities of Parent or any Parent Subsidiary; or (iii) Contract under which Parent or any Parent Subsidiary is or may become obligated to issue, sell, redeem, repurchase or otherwise acquire any Parent Capital Stock or other securities.

(c)Part 3.3(c) of the Parent Disclosure Schedule sets forth a true, correct and complete capitalization table of Parent as of the date of this Agreement and, for illustrative purposes only, a pro forma capitalization table reflecting the issuance of the Consideration Shares, the shares to be issued in the Financing and any Advisor Shares contemplated hereby.

(d)Parent has sufficient authorized but unissued shares of Parent Common Stock, or will have such shares prior to Closing, to issue the Consideration Shares, the shares to be issued in the Financing and any Advisor Shares contemplated by this Agreement.

3.4SEC Filings; Financial Statements.

(a)Parent has made available to the Company accurate and complete copies of all registration statements, proxy statements, Certifications (as defined below) and other statements, reports, schedules, forms and other documents filed by Parent with the SEC since January 1, 2024 (collectively, and together with any exhibits and schedules thereto and other information incorporated therein, and as they have been supplemented, modified or amended since the time of filing, the “Parent SEC Documents”), other than such documents that can be obtained on the SEC’s website at www.sec.gov. Except as set forth in Part 3.4(a) of the Parent Disclosure Schedule, all material statements, reports, schedules, forms and other documents required to have been filed by Parent or its officers with the SEC have been so filed on a timely basis. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), each of the Parent SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be) and, to Parent’s Knowledge, as of the time they were filed, none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent that the information in such Parent SEC Document has been amended or superseded by a later Parent SEC Document filed prior to the date hereof. The certifications and statements required by (A) Rule 13a-14 under the Exchange Act and (B) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act) relating to the Parent SEC Documents (collectively, the “Certifications”) are accurate and complete and comply as to form and content with all applicable Legal Requirements. As used in this Article 3, the term “file” and variations thereof shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

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(b)The financial statements (including any related notes) contained or incorporated by reference in the Parent SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that are not reasonably expected to be material in amount) applied on a consistent basis unless otherwise noted therein throughout the periods indicated; and (iii) fairly present in all material respects the consolidated financial position of Parent as of the respective dates thereof and the results of operations and cash flows of Parent for the periods covered thereby. Other than as expressly disclosed in the Parent SEC Documents filed prior to the date hereof, there has been no material change in Parent’s accounting methods or principles that would be required to be disclosed in Parent’s financial statements in accordance with GAAP. The books of account and other financial records of Parent and each of its Subsidiaries are true and complete in all material respects.

(c)Parent’s auditor has at all times since the date of enactment of the Sarbanes-Oxley Act been: (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act); (ii) to the Knowledge of Parent, “independent” with respect to Parent within the meaning of Regulation S-X under the Exchange Act; and (iii) to the Knowledge of Parent, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the rules and regulations promulgated by the SEC and the Public Company Accounting Oversight Board thereunder.

(d)Except as set forth in Part 3.4(d) of the Parent Disclosure Schedule, from January 1, 2024, through the date hereof, Parent has not received any comment letter from the SEC or the staff thereof or any correspondence from Nasdaq or the staff thereof relating to the delisting or maintenance of listing of the Parent Common Stock on the Nasdaq Capital Market. Parent has not disclosed any unresolved comments in its Parent SEC Documents.

(e)Since January 1, 2024, there have been no formal internal investigations regarding financial reporting or accounting policies and practices discussed with, reviewed by or initiated at the direction of the chief executive officer or chief financial officer of Parent, the Parent Board of Directors or any committee thereof, other than ordinary course audits or reviews of accounting policies and practices or internal controls required by the Sarbanes-Oxley Act.

(f)Except as set forth in Part 3.4(f) of the Parent Disclosure Schedule, Parent is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the applicable listing and corporate governance rules of Nasdaq.

(g)Parent maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including policies and procedures sufficient to provide reasonable assurance (i) that Parent maintains records that in reasonable detail accurately and fairly reflect Parent’s transactions and dispositions of assets, (ii) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, (iii) that receipts and expenditures are made only in accordance with authorizations of management and the Parent Board of Directors, and (iv) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Parent’s assets that could have a material effect on Parent’s financial statements. Parent has evaluated the effectiveness of Parent’s internal control over financial reporting and, to the extent required by applicable law, presented in any applicable Parent SEC Document that is a report on Form 10-K or Form 10-Q (or any amendment thereto) its conclusions about the effectiveness of the internal control over financial reporting as of the end of the period covered by such report or amendment based on such evaluation. Parent has disclosed to Parent’s auditors and the Audit Committee of the Parent Board of Directors (and made available to the Company a summary of the significant aspects of such disclosure) (A) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect Parent’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in Parent’s internal control over financial reporting. Except as disclosed in the Parent SEC Documents filed prior to the date hereof, Parent has not identified any material weaknesses in the design or operation of Parent’s internal control over financial reporting. Since January 1, 2024, there have been no material changes in Parent’s internal control over financial reporting.

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(h)Parent’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by Parent in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure and to make the Certifications.

(i)Since January 1, 2024, (i) Parent has not received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Parent’s internal accounting controls relating to periods after January 1, 2024, including any material complaint, allegation, assertion or claim that Parent has engaged in questionable accounting or auditing practices (except for any of the foregoing after the date of this Agreement which have no reasonable basis), and (ii) no attorney representing Parent, whether or not employed by Parent, has reported evidence of a material violation of securities Laws, breach of fiduciary duty or similar violation, relating to periods after January 1, 2024, by Parent or agents to the Parent Board of Directors or any committee thereof or, to the Knowledge of Parent, to any director or officer of Parent.

(j)Parent has filed, or will file prior to the Closing, all SEC disclosures reasonably necessary to consummate the Financing and the issuance of the Consideration Shares in compliance with applicable securities Laws and Nasdaq rules.

3.5Absence of Changes. Except as set forth in Part 3.5 of the Parent Disclosure Schedule, between January 1, 2026 and the date of this Agreement and except as otherwise expressly contemplated by this Agreement, Parent has conducted its business only in the Ordinary Course of Business (except for the execution and performance of this Agreement and the discussions, negotiations and transactions related thereto) and there has not been (a) any material loss, damage or destruction to, or any material interruption in the use of, any of the material assets or business of Parent or any Parent Subsidiary (whether or not covered by insurance), (b) any Parent Material Adverse Effect or an event or development that would, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, or (c) any event or development that would, if occurring following the execution of this Agreement require the consent of the Company pursuant to Section 4.4(a). Since the date of the most recent balance sheet included in the Parent SEC Documents, except as expressly contemplated by this Agreement, Parent has conducted its business in the Ordinary Course of Business and has not taken any action that would reasonably be expected to prevent, materially delay or materially impair the consummation of the Contemplated Transactions or the Financing.

3.6Intellectual Property.

(a)Part 3.6(a) of the Parent Disclosure Schedule lists: (i) all Parent Registered Intellectual Property, including the jurisdictions in which each such item of Intellectual Property has been issued or registered, in which any application for such issuance and registration has been filed, or in which any other filing or recordation has been made and (ii) all actions that are required to be taken by Parent within 60 days of the date hereof with respect to such Parent-Owned IP Rights in order to avoid prejudice to, impairment or abandonment of such Parent-Owned IP Rights. Parent has taken commercially reasonable actions, in all material respects, to maintain and protect such Parent-Owned IP Rights. As of the date hereof, all registration, maintenance and renewal fees currently due in connection with such Parent Registered Intellectual Property have been paid and all documents, recordations and certificates in connection with such Parent Registered Intellectual Property currently required to be filed have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of prosecuting, maintaining and perfecting such Parent Registered Intellectual Property and recording Parent’s ownership interests therein.

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(b)Parent and the Parent Subsidiaries own each item of material Parent-Owned IP Rights, free and clear of any Encumbrances, except as set forth in the Parent Disclosure Schedule.

(c)To the Knowledge of Parent, the Parent IP Rights are valid and enforceable. Parent has not misrepresented, or failed to disclose, any facts or circumstances in any application for any Parent Registered Intellectual Property that would constitute fraud with respect to such application.

(d)To the Knowledge of Parent, the operation of the business of Parent and the Parent Subsidiaries as such business is currently conducted, as has been conducted since January 1, 2024, does not infringe, misappropriate, or violate any Third-Party IP Rights. As of the date hereof Parent has not received any written notice, which involves a claim of infringement or misappropriation or violation of any Third-Party IP Rights.

(e)To the Knowledge of Parent, there is no unauthorized use, unauthorized disclosure, infringement or misappropriation of any Parent-Owned IP Rights, by any third party. As of the date hereof, Parent has not instituted any Legal Proceedings for infringement or misappropriation of any Parent-Owned IP Rights.

(f)Each consultant and employee involved in the creation of any material Parent-Owned IP Rights for Parent has executed proprietary information, confidentiality and assignment agreements that, to extent permitted by Law, assign to Parent and/or a Parent Subsidiary (or otherwise grant sufficient rights in) all Intellectual Property that are developed by the employees in the course of their employment and contain confidentiality provisions protecting confidential information of the Parent, and, with respect to consultants, all Intellectual Property that are developed by such consultants in the course of performing services for Parent or any Parent Subsidiaries. Parent has provided to the Company copies of all such forms currently used by Parent.

(g)No (i) government funding or (ii) facilities of a university, college, other educational institution or research center were used in the development of the Parent-Owned IP Rights or any other Parent Registered Intellectual Property. To the Knowledge of Parent, no current or former employee, consultant or independent contractor of Parent, who was involved in, or who contributed to, the creation or development of any Parent-Owned IP Rights or any other Parent Registered Intellectual Property, has performed services for any government, university, college or other educational institution or research center during a period of time during which such employee, consultant or independent contractor was also performing services for Parent.

(h)Neither the execution and delivery or effectiveness of this Agreement nor the performance of Parent’s obligations under this Agreement will cause (a) the forfeiture or termination of, or give rise to a right of forfeiture or termination of any material Parent IP Right or any other Parent-Owned IP Rights or (b) additional payment obligations by Parent in order to use or exploit material Parent IP Rights or any other Parent-Owned IP Rights to the same extent as Parent was permitted before the date hereof.

(i)Parent has taken commercially reasonable actions, in all material respects, to protect and preserve the confidentiality of all confidential or non-public information included in the Parent-Owned IP Rights that Parent intends to retain as confidential (“Parent Confidential Information”). To the Knowledge of Parent, all use and/or disclosure of Parent Confidential Information by or to a third party has been pursuant to the terms of a written Contract between Parent or the Parent Subsidiaries and such third party. Parent has not experienced any breach of security or otherwise unauthorized access by third parties to Parent Confidential Information and any confidential information in Parent’s or any of its Subsidiaries’ possession, custody or control.

Notwithstanding anything to the contrary contained herein, the representations and warranties contained in Section 3.6 are the only representations and warranties made by Parent that address matters relating to Intellectual Property.

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3.7Agreements, Contracts and Commitments. Part 3.7 of the Parent Disclosure Schedule identifies:

(a)each Parent Contract relating to any bonus, deferred compensation, severance, incentive compensation, pension, profit-sharing or retirement plans, or any other employee benefit plans or arrangements, other than Parent Contracts on Parent’s standard form offer letter entered into in the Ordinary Course of Business;

(b)each Parent Contract relating to the employment of, or the performance of employment-related services by, any Person, including any employee, consultant or independent contractor, not terminable at will by Parent or its Subsidiaries, except to the extent general principles of wrongful termination law may limit Parent’s, Parent’s Subsidiaries’ or such successor’s ability to terminate employees at will;

(c)each Parent Contract relating to any agreement or plan, including any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of the Contemplated Transactions (either alone or in conjunction with any other event, such as termination of employment) or the value of any of the benefits of which will be calculated on the basis of the Contemplated Transactions;

(d)each Parent Contract relating to any agreement of indemnification or guaranty not entered into in the Ordinary Course of Business other than indemnification agreements between Parent and any of its officers or directors;

(e)each Parent Contract containing any covenant limiting the freedom of Parent or its Subsidiaries to engage in any line of business or compete with any Person;

(f)each Parent Contract relating to capital expenditures and requiring payments after the date of this Agreement in excess of $50,000 and not cancelable without penalty;

(g)each Parent Contract relating to the disposition or acquisition of material assets or any ownership interest in any Entity;

(h)each Parent Contract relating to any mortgages, indentures, loans, notes or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit in excess of $50,000 or creating any material Encumbrances with respect to any assets of Parent or any Parent Subsidiary or any loans or debt obligations with officers or directors of Parent;

(i)all Contracts pursuant to which Parent or a Parent Subsidiary grants any Person a license under any Parent IP Rights, other than software licensed to customers in the Ordinary Course of Business;

(j)other than “shrink wrap” and similar generally available commercial end-user licenses to software, all Contracts pursuant to which Parent or a Parent Subsidiary is licensed to use any Third-Party IP Rights outside the Ordinary Course of Business;

(k)each Parent Contract (i) appointing a third party to distribute any Parent product, service or technology (identifying any that contain exclusivity provisions); (ii) for a third party to provide services or products with respect to any pre-clinical or clinical development activities of Parent; (iii) under which Parent or the Parent Subsidiaries has continuing obligations to develop or market any product, technology or service, or any agreement pursuant to which Parent or the Parent Subsidiaries has continuing obligations to develop any Intellectual Property that will not be owned, in whole or in part, by Parent or such Parent Subsidiary; or (iv) to license any third party to manufacture or produce any Parent product, service or technology or any Contract to sell, distribute or commercialize any Parent products or service, except agreements in the Ordinary Course of Business;

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(l)each Parent Contract with any financial advisor, broker, finder, investment banker or other Person, providing advisory services to Parent in connection with the Contemplated Transactions;

(m)each Contract pursuant to which any financial advisor, consultant, placement agent or other Person may be entitled to any cash fee, equity issuance, reimbursement or similar compensation in connection with the Contemplated Transactions or the Financing;

(n)each Contract pursuant to which any Person may be entitled to receive any Advisor Shares or other equity-based compensation in connection with the Contemplated Transactions;

(o)each Contract that would reasonably be expected to restrict, in any material respect, Parent’s ability to consummate the Financing or to implement the board and management changes contemplated by this Agreement; and

(p)any other agreement, contract or commitment which is not terminable at will (with no penalty or payment) by Parent which involves payment or receipt by Parent or the Parent Subsidiaries under any such agreement, contract or commitment of $100,000 or more in the aggregate, or obligations after the date of this Agreement in excess of $100,000 in the aggregate. Parent has made available to the Company accurate and complete (except for applicable redactions thereto) copies of all Parent Material Contracts, including all amendments thereto. There are no Parent Material Contracts that are not in written form. Except as set forth in Part 3.7 of the Parent Disclosure Schedule, neither Parent nor any of the Parent Subsidiaries nor, to Parent’s Knowledge, as of the date of this Agreement, has any other party to a Parent Material Contract breached, violated or defaulted under, or received written notice that it has breached, violated or defaulted under, any of the terms or conditions of any of the agreements, contracts or commitments to which Parent or the Parent Subsidiaries is a party or by which it is bound of the type described in clauses (a) through (p) above (any such agreement, contract or commitment, a “Parent Material Contract”) in such manner as would permit any party to cancel or terminate any Parent Material Contract, or would permit any other party to seek damages which would reasonably be expected to be material. The consummation of the Contemplated Transactions shall not (either alone or upon the occurrence of additional acts or events) result in any material payment or payments becoming due from Parent or any Parent Subsidiary to any Person under any Parent Contract.

3.8Liabilities. Except as disclosed in the Parent SEC Documents filed prior to the date of this Agreement or in Part 3.8 of the Parent Disclosure Schedule, Parent and the Parent Subsidiaries do not have any Liabilities that, individually or in the aggregate, would reasonably be expected to have a Parent Material Adverse Effect or materially impair Parent’s ability to consummate the Contemplated Transactions.

3.9Compliance; Permits; Restrictions.

(a)Parent and each Parent Subsidiary are, and since January 1, 2024 have been, in compliance in all material respects with all applicable Legal Requirements. No investigation, claim, suit, proceeding, audit or other Legal Proceeding by any Governmental Body is pending or, to the Knowledge of Parent, threatened in writing against Parent or any Parent Subsidiary. There is no agreement, judgment, injunction, order or decree binding upon Parent or any Parent Subsidiary which (i) has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Parent or any Parent Subsidiary, any acquisition of material property by Parent or any Parent Subsidiary or the conduct of business by Parent or any Parent Subsidiary as currently conducted, (ii) is reasonably likely to have a material adverse effect on Parent’s ability to comply with or perform any covenant or obligation under this Agreement or (iii) is reasonably likely to have the effect of preventing, delaying, making illegal or otherwise interfering with the Contemplated Transactions. Parent is in compliance in all material respects with the applicable continued listing requirements of Nasdaq and has not received any written notice from Nasdaq that its common stock is subject to delisting or that would reasonably be expected to prevent the listing of the Consideration Shares or the shares to be issued in the Financing, except as disclosed in the Parent SEC Documents or the Parent Disclosure Schedule.

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(b)Except for matters regarding the FDA, Parent and the Parent Subsidiaries hold all required Governmental Authorizations which are material to the operation of the business of Parent (collectively, the “Parent Permits”) as currently conducted. Part 3.9(b) of the Parent Disclosure Schedule identifies each Parent Permit. Each of Parent and each Parent Subsidiary is in material compliance with the terms of the Parent Permits. No action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending or, to the Knowledge of Parent, threatened in writing, which seeks to revoke, substantially limit, suspend, or materially modify any Parent Permit. The rights and benefits of each material Parent Permit will be available to Parent and the Parent Subsidiaries immediately after the Effective Time on terms substantially identical to those enjoyed by Parent and the Parent Subsidiaries as of the date of this Agreement and immediately prior to the Effective Time.

(c)There are no proceedings pending or, to the Knowledge of Parent, threatened in writing with respect to an alleged material violation by Parent or any of the Parent Subsidiaries of the FDCA, FDA regulations adopted thereunder, the Controlled Substance Act or any other similar Legal Requirements promulgated by the FDA or a Drug/Device Regulatory Agency.

(d)Parent and each of the Parent Subsidiaries holds all required Governmental Authorizations issuable by any Drug/Device Regulatory Agency necessary for the conduct of the business of Parent or such Subsidiary as currently conducted, and, as applicable, development, clinical testing and manufacturing as currently conducted of any of its product candidates (the “Parent Product Candidates”) (collectively, the “Parent Regulatory Permits”), and no such Parent Regulatory Permit has been (i) revoked, withdrawn, suspended, cancelled or terminated or (ii) modified in any materially adverse manner. Parent and each Parent Subsidiary is in compliance in all material respects with the Parent Regulatory Permits and have not received any written notice or other written communication from any Drug/Device Regulatory Agency regarding (A) any material violation of or failure to comply materially with any term or requirement of any Parent Regulatory Permit or (B) any revocation, withdrawal, suspension, cancellation, termination or material modification of any Parent Regulatory Permit.

(e)All clinical, pre-clinical and other studies and tests conducted by or on behalf of, or sponsored by, Parent or the Parent Subsidiaries or in which Parent or its Subsidiaries or their respective current products or product candidates, including the Parent Product Candidates, have participated were, and if still pending are being, conducted in all material respects in accordance with standard medical and scientific research procedures and in compliance with the applicable regulations of the Drug/Device Regulatory Agencies and other applicable Legal Requirements, including 21 C.F.R. Parts 50, 54, 56, 58 and 312.

(f)Neither Parent nor any Parent Subsidiary is the subject of any pending, or to the Knowledge of Parent, threatened in writing investigation in respect of its business or products by the FDA pursuant to its “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto. To the Knowledge of Parent or any of the Parent Subsidiaries, neither Parent nor the Parent Subsidiaries has committed any acts, made any statement, or failed to make any statement, in each case in respect of its business or products that would violate the FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy, and any amendments thereto. None of Parent or any of the Parent Subsidiaries or any of their respective officers, employees or agents has been debarred or convicted of any crime or engaged in any conduct that could result in a debarment or exclusion (i) under 21 U.S.C. Section 335a or (ii) any similar applicable Legal Requirement. To the Knowledge of Parent, no debarment or exclusionary claims, actions, proceedings or investigations in respect of their business or products are pending or threatened in writing against Parent, any Parent Subsidiary or any of their respective officers, employees or agents.

3.10Anti-Corruption Compliance; Trade Control Laws and Sanctions.

(a)For the past three years, Parent and the Parent Subsidiaries, and their respective directors, officers and employees and, to the knowledge of Parent, their respective distributors, agents, representatives, sales intermediaries and other Persons acting on behalf of Parent and the Parent Subsidiaries have complied in all material respects with all applicable Anti-Corruption Laws and Trade Control Laws.

(b)For the past three years, Parent and each Parent Subsidiary had in place policies, procedures, controls and systems reasonably designed to ensure compliance with all applicable Anti-Corruption Laws and Trade Control Laws.

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(c)None of Parent or any of the Parent Subsidiaries, or any director, officer, employee or, to Parent’s Knowledge, agent of Parent or any of the Parent Subsidiaries is a Sanctioned Person.

(d)There are no pending, or, to the knowledge of Parent, threatened, actions, suits, proceedings, inquiries or investigations by any Governmental Body against Parent or any Parent Subsidiaries with respect to any Anti-Corruption Laws or Trade Control Laws. In the past five years, none of Parent or any Parent Subsidiaries have been subject to any such actions, suits, proceedings, inquiries or investigations or made, nor, as of the date hereof, is aware of any reason to or intends to make any disclosure (voluntary or otherwise) to any Governmental Body with respect to any violation, potential violation, or Liability arising under or relating to any Anti-Corruption Laws or Trade Control Laws.

(e)For the past three years, Parent and the Parent Subsidiaries have maintained and currently maintain (i) books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of Parent and the Parent Subsidiaries, and (ii) internal accounting controls sufficient to provide reasonable assurances that all transactions and access to assets of Parent and the Parent Subsidiaries were, have been and are executed only in accordance with management’s general or specific authorization.

3.11Tax Matters.

(a)All income and other material Tax Returns required to have been filed by Parent and each Parent Subsidiary have been timely filed (taking into account any extension of time within which to file) with the applicable Governmental Body. All such Tax Returns were correct and complete in all material respects and have been prepared in material compliance with all applicable Legal Requirements. No written claim has ever been made by any Governmental Body in a jurisdiction where Parent or any Parent Subsidiary does not file Tax Returns that it is subject to taxation by that jurisdiction.

(b)All material Taxes due and owing by Parent or any Parent Subsidiary (whether or not shown on any Tax Return) have been paid. The unpaid Taxes of Parent and any Parent Subsidiary have been reserved for on the Parent Unaudited Interim Balance Sheet in accordance with GAAP. Since the date of the Parent Unaudited Interim Balance Sheet, neither Parent nor any Parent Subsidiary has incurred any Liability for Taxes outside the Ordinary Course of Business.

(c)Parent and each Parent Subsidiary have withheld and paid all Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party and all Forms W-2 and 1099 required with respect thereto have been properly completed and timely filed.

(d)No “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax Law), private letter rulings, technical advice memoranda or similar agreements or rulings have been entered into or issued by any Governmental Body with respect to Parent or any Parent Subsidiary which agreement or ruling would be effective after the Closing Date.

(e)There are no material Encumbrances for Taxes (other than Taxes not yet due and payable or Taxes that are being contested in good faith and for which adequate reserves have been made on Parent Unaudited Interim Balance Sheet) upon any of the assets of Parent or any Parent Subsidiary.

(f)No material deficiencies for Taxes with respect to Parent or any Parent Subsidiary have been claimed, proposed or assessed by any Governmental Body in writing. There are no pending (or, based on written notice, threatened) audits, assessments or other Legal Proceedings for or relating to any liability in respect of Taxes of Parent or any Parent Subsidiary. Neither Parent nor any Parent Subsidiary has waived any statute of limitations in respect of Taxes, agreed to any extension of time with respect to a Tax assessment or deficiency or for filing any Tax Return outside the Ordinary Course of Business, or consented to extend the period in which Tax may be assessed or collected by any Tax authority.

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(g)Parent has never been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(h)Neither Parent nor any Parent Subsidiary is a party to any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement, or other similar agreement or arrangement, other than customary commercial Contracts the principal subject matter of which is not Taxes.

(i)Neither Parent nor any Parent Subsidiary has ever been a member of an affiliated group filing a consolidated, combined or unitary Tax Return (other than a group the common parent of which is Parent). Neither Parent nor any Parent Subsidiary has any Liability for the Taxes of any Person (other than Parent and any Parent Subsidiary) under Treasury Regulations section 1.1502-6 (or any similar provision of state, local, or non-U.S. law), as a transferee or successor, by Contract or otherwise (other than customary commercial Contracts the principal subject matter of which is not Taxes).

(j)Neither Parent nor any Parent Subsidiary has distributed stock of another Person, or had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code or Section 361 of the Code (or any similar provision of state, local, or non-U.S. law).

(k)Neither Parent nor any Parent Subsidiary has entered into any transaction identified as a “listed transaction” for purposes of Treasury Regulations section 1.6011-4(b)(2).

(l)Neither Parent nor any Parent Subsidiary (i) is a “controlled foreign corporation” as defined in Section 957 of the Code, (ii) is a “passive foreign investment company” within the meaning of Section 1297 of the Code, (iii) has ever been subject to Tax in any country other than its country of incorporation or formation by virtue of having a permanent establishment (within the meaning of an applicable Tax treaty) or other place of business in such other country, or (iv) is or was a “surrogate foreign corporation” within the meaning of Section 7874(a)(2)(B) or is treated as a U.S. corporation under Section 7874(b) of the Code.

(m)Neither Parent nor any Parent Subsidiary will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for Tax purposes; (ii) use of an improper method of accounting for a Tax period ending on or prior to the Closing Date; (iii) “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or foreign Law) executed on or prior to the Closing Date; (iv) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local or foreign Law) consummated on or prior to the Closing Date; (v) installment sale or open transaction disposition made on or prior to the Closing Date; (vi) prepaid amount received or deferred revenue accrued on or prior to the Closing Date; or (vii) election under Section 108(i) of the Code (or any similar provision of state, local or foreign Law). Parent has not made any election under Section 965(h) of the Code.

(n)Neither Parent nor any Parent Subsidiary has taken or agreed to take any action, or has any knowledge of any fact or circumstance, that could reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(o)Neither Parent nor any Parent Subsidiary has deferred the payment of any employer payroll Taxes pursuant to the CARES Act.

(p)Neither Parent nor any Parent Subsidiary has taken, and since the date of the LOI has not agreed to take, any action that would reasonably be expected to materially increase the risk that the Merger will fail to qualify for the intended tax treatment described in Section 1.10.

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3.12Employee Benefit Plans.

(a)Part 3.12(a) of the Parent Disclosure Schedule lists all material Parent Employee Plans. “Parent Employee Plans” shall mean: (i) all employee benefit plans (as defined in Section 3(3) of ERISA whether or not subject to ERISA) and all bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance or other material benefit plans, programs or arrangements, and all employment, termination or severance Contracts to which Parent or any of its Subsidiaries is a party (except for offer letters or employment agreements that provide for employment that is terminable at will and without material cost or liability to Parent or its Subsidiaries), with respect to which Parent or any Parent Affiliate has or could reasonably be expected to have any obligation or that are maintained, contributed to or sponsored by Parent or any Parent Affiliate for the benefit of any current or former employee, officer or director of Parent or any Parent Affiliate and (ii) any material consulting contracts, arrangements or understandings between Parent or any Parent Affiliate and any natural person consultant of Parent or any Parent Affiliate. Except as would not reasonably be expected to result in material liability to Parent, each Parent Employee Plan has been established and operated in all material respects in accordance with its terms and applicable Law.

(b)Parent has made available to the Company a true and complete copy of each material Parent Employee Plan and has made available to the Company a true and complete copy of each material plan document (or, for any unwritten Parent Employee Plan, a written description of the material terms of such Parent Employee Plan) (except for individual written Parent Option agreements, in which case only forms of such agreements have been made available, unless such individual agreements materially differ from such forms), including as applicable (i) a copy of each trust or other funding arrangement, (ii) the most recent summary plan description and summary of material modifications, (iii) annual reports on IRS Form 5500 for the most recent plan year, (iv) the most recently received IRS determination letter for each such Parent Employee Plan, (v) the most recently prepared actuarial report and financial statement in connection with each such Parent Employee Plan for each of the prior three (3) years, and (vi) any material non-routine correspondence received or submitted to any Governmental Body within the prior three (3) years. Neither Parent nor any Parent Affiliate has any express or implied commitment (i) to create, enter into, incur liability with respect to or cause to exist any other material employee benefit plan, program or arrangement, (ii) to enter into any Contract to provide compensation or benefits to any individual other than in the Ordinary Course of Business, or (iii) to modify, change or terminate any Parent Employee Plan, other than with respect to a modification, change or termination required by ERISA, the Code or other applicable law.

(c)No Parent Employee Plan is, and neither Parent nor any Parent Affiliate has ever maintained, contributed or had any liability or obligation to contribute to, (i) a Multiemployer Plan, (ii) a Multiple Employer Plan, (iii) a “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA), (iv) a Funded Welfare Plan, or (v) any plan that is subject to Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA.

(d)None of the Parent Employee Plans provides for or promises retiree medical, disability or life insurance benefits to any current or former employee, officer or director of Parent or any Parent Subsidiary, except as required by Section 4980B of the Code, Part 6 of Title I of ERISA or similar applicable law.

(e)Except as provided in this Agreement or as set forth in Part 3.12(e) of the Parent Disclosure Schedule, the execution of this Agreement and the consummation of the Contemplated Transactions (alone or together with any other event which, standing alone, would not by itself trigger such entitlement or acceleration) will not (i) entitle any person to any payment, forgiveness of indebtedness, vesting, distribution, or increase in benefits under or with respect to any Parent Employee Plan, (ii) otherwise trigger any acceleration (of vesting or payment of benefits or otherwise) under or with respect to any Parent Employee Plan, (iii) trigger any obligation to fund any Parent Employee Plan, (iv) limit the right to merge, amend or terminate any Parent Employee Plan or (v) result in the receipt or retention by any person who is a “disqualified individual” (within the meaning of Code Section 280G) with respect to Parent and any of its Subsidiaries of any payment or benefit that is or could be characterized as a “parachute payment” (within the meaning of Section 280G of the Code), determined without regard to the application of Section 280G(b)(5) of the Code.

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(f)No current or former director, employee, or consultant of Parent is entitled to receive a tax gross-up or “make-whole” payment from Parent with respect to any taxes that may be imposed upon such individual pursuant to Section 409A of the Code, Section 4999 of the Code, or otherwise.

(g)Each Parent Employee Plan has been established and operated in all material respects in accordance with its terms and the requirements of all applicable Laws including ERISA and the Code. Parent and Parent’s Subsidiaries have performed all material obligations required to be performed by them under and are not in material default under or in material violation of, and, to the Knowledge of Parent, there is no material default or material violation by any party to, any Parent Employee Plan. No Legal Proceeding is pending or threatened with respect to any Parent Employee Plan (other than routine claims for benefits in the Ordinary Course of Business) and to the Knowledge of Parent, there is no reasonable basis for any such Legal Proceeding.

(h)Each Parent Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination, notification or advisory letter with respect to such qualification, or may rely upon an opinion letter for a prototype plan, and no event or omission has occurred that would cause any Parent Employee Plan to lose such qualification or require corrective action to the IRS Employee Plans Compliance Resolution System to maintain such qualification.

(i)There has not been any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code and not otherwise exempt under Section 408 of ERISA) with respect to any Parent Employee Plan that would reasonably be expected to result in liability to Parent or any of its Subsidiaries. All contributions, premiums or payments required to be made with respect to any Parent Employee Plan have been made on or before their due dates, except as would not result in material liability to Parent or its Subsidiaries. There are no claims pending or threatened, other than routine claims for benefits. All reports, returns and similar documents required to be filed with any Governmental Body or distributed to any plan participant have been timely filed or distributed.

(j)Each Parent Employee Plan that is in any part a “nonqualified deferred compensation plan” (as defined for purposes of Section 409A(d)(1) of the Code) subject to Section 409A of the Code has been operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and applicable guidance thereunder. No Parent Employee Plan or Parent Option (whether currently outstanding or previously exercised) is, has been or would be, as applicable, subject to any tax, penalty or interest under Section 409A of the Code.

(k)No Parent Employee Plan is subject to the laws of any jurisdiction outside of the United States.

Nothing in this Section 3.12 shall be construed as a representation that Parent will maintain, continue or amend any Parent Employee Plan following the Closing, except as required by applicable Law or as expressly provided in this Agreement.

3.13Labor and Employment.

(a)Parent and the Parent Subsidiaries are in compliance in all material respects with all applicable Laws relating to the employment of labor, including but not limited to those related to wages, hours, collective bargaining, equal employment opportunity, occupational health and safety, immigration, individual and collective consultation, notice of termination, and redundancy, and are not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing, except as would not reasonably be expected to result in material liability to Parent. There is no charge or other Legal Proceeding pending or, to the Knowledge of Parent, threatened or reasonably anticipated before the EEOC, any court, or any other Governmental Authority of competent jurisdiction with respect to the employment practices of Parent or any Parent Subsidiary, except as described on Part 3.13(a) of the Parent Disclosure Schedule. Neither Parent nor any Parent Subsidiary is a party to, or otherwise bound by, any consent decree with, or citation by, the EEOC or any other Governmental Authority of competent jurisdiction relating to employees or employment practices. Neither Parent nor any Parent Subsidiary has received any notice of intent by the EEOC or any other Governmental Authority of competent jurisdiction responsible for the enforcement of labor or employment Laws to conduct an investigation or inquiry relating to Parent or any Parent Subsidiary, and to the knowledge of Parent, no such investigation or inquiry is in progress. The employment of all employees of Parent and the Parent Subsidiaries is terminable at will without cost or liability to Parent or its Subsidiaries, except for amounts earned prior to the time of termination and except as set forth in Part 3.13(a) of the Parent Disclosure Schedule.

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(b)Parent has made available to the Company a list of each employee and consultant that provides services to Parent or any Parent Subsidiary and the location in which each such employee and consultant is based and primarily performs his or her duties or services. No Key Employee has advised Parent or any Parent Subsidiary in writing of his or her intention to terminate his or her relationship as an employee of Parent or such Subsidiary for any reason, including because of the consummation of the Contemplated Transactions and, except as set forth in Part 3.13(b) of the Parent Disclosure Schedule, Parent and the Subsidiary have no plans or intentions to terminate any such Key Employee. Part 3.13(b) of the Parent Disclosure Schedule sets forth a complete and accurate list of all offers of employment that are outstanding to any person from Parent or any Parent Subsidiary.

(c)To the Knowledge of Parent, no employee, officer or director of Parent or any Parent Subsidiary is a party to, or is otherwise bound by, any Contract with a former employer, including any confidentiality, non-competition or proprietary rights agreement, that affects (i) the performance of his or her duties as an employee, officer or director of Parent or the Parent Subsidiary, or (ii) the ability of Parent or any Parent Subsidiary to conduct its business, in each case in any manner that would have a Parent Material Adverse Effect. To the Knowledge of Parent, no employee, officer or director of Parent is in violation, in any material respect, of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, non-competition agreement or restrictive covenant to a former employer, which violation would have a Parent Material Adverse Effect.

(d)There are no material controversies pending or, to the Knowledge of Parent, threatened between Parent or any Parent Subsidiary and any of their respective present or former employees or independent contractors.

(e)Neither Parent nor any Parent Subsidiary is a party to any collective bargaining agreement, work council agreement, work force agreement or any other labor union Contract applicable to persons employed by Parent or any Parent Subsidiary; to the Knowledge of Parent, none of the employees or independent contractors of Parent or any Parent Subsidiary is represented by any union, works council, or any other labor organization; and, to the Knowledge of Parent, there are no activities or proceedings of any labor union to organize any such employees or independent contractors.

(f)There are no grievances filed pursuant to any collective bargaining agreement, work council agreement or other labor contract currently pending against Parent or any Parent Subsidiary. There are no unfair labor practice complaints pending, or, to the Knowledge of Parent, threatened, against Parent or any Parent Subsidiary before the National Labor Relations Board or any court, tribunal or other Governmental Authority of competent jurisdiction, or any current union representation questions involving employees of Parent or any Parent Subsidiary. There is no strike, slowdown, work stoppage, lockout, or similar labor disputes or, to the Knowledge of Parent, threat thereof, by or with respect to any employees of Parent or any Parent Subsidiary.

(g)Except as would not result in material liability to Parent, all individuals who are or were performing consulting or other services for Parent or any Parent Subsidiary have been correctly classified by Parent or the Parent Subsidiary in all material respects as either “independent contractors” or “employees” as the case may be. Except as would not result in material liability to Parent or its Subsidiaries, all individuals who are classified as exempt and are or were performing services for Parent or any Parent Subsidiary have been correctly classified by Parent or the Parent Subsidiary in all material respects as “exempt” from all applicable wage and hour Laws, including but not limited to Laws governing minimum wage, overtime compensation, meal periods and rest breaks.

(h)Parent and each Parent Subsidiary is in compliance in all material respects with all Laws applicable to employment and employment practices, including all Laws respecting terms and conditions of employment, wages, hours, equal employment opportunity, employment discrimination, worker classification (including the proper classification of workers as independent contractors and consultants and exempt or non-exempt), immigration, work authorization, occupational health and safety, workers’ compensation, the payment of social security and other employment taxes, disability rights or benefits, plant closures and layoffs, affirmative action and affirmative action plans, labor relations, employee leave issues and unemployment insurance.

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3.14Environmental Matters. Except as would not reasonably be expected to have a Parent Material Adverse Effect, Parent and each Parent Subsidiary is in compliance with all applicable Environmental Laws, which compliance includes the possession by Parent of all permits and other Governmental Authorizations required under applicable Environmental Laws and compliance with the terms and conditions thereof. Neither Parent nor any Parent Subsidiary has received since January 1, 2024 any written notice or other communication (in writing or otherwise), whether from a Governmental Body or employee, that alleges that Parent or any Parent Subsidiary is not in compliance with any Environmental Law, and, to the Knowledge of Parent, there are no circumstances that may prevent or interfere with Parent’s or any Parent Subsidiary’s compliance with any Environmental Law in the future. To the Knowledge of Parent: (i) no current or prior owner of any property currently or then leased or controlled by Parent or any Parent Subsidiaries has received since January 1, 2024 any written notice or other communication (in writing or otherwise) relating to property owned or leased by Parent or any of its Subsidiaries, whether from a Governmental Body or employee, that alleges that such current or prior owner or Parent or any of the Parent Subsidiaries is not in compliance with or violated any Environmental Law relating to such property and (ii) neither Parent nor any of its Subsidiaries has any material liability under any Environmental Law that would reasonably be expected to have a Parent Material Adverse Effect.

3.15Insurance.

(a)Parent has made available to the Company true, correct and complete copies of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets, liabilities and operations of Parent and each Parent Subsidiary. Each of the material insurance policies is in full force and effect and Parent and each Parent Subsidiary is in material compliance with the terms thereof. Other than customary end of policy notifications from insurance carriers, since January 1, 2024, neither Parent nor any Parent subsidiary has received any written notice or other written communication regarding any actual or possible: (i) cancellation or invalidation of any insurance policy; (ii) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy; or (iii) material adjustment in the amount of the premiums payable with respect to any insurance policy. To the Knowledge of Parent, there is no pending workers’ compensation or other claim under or based upon any insurance policy of Parent or any Parent Subsidiary. All information provided to insurance carriers (in applications and otherwise) on behalf of Parent and each Parent Subsidiary is accurate and complete in all material respects. Parent and each Parent Subsidiary have provided timely written notice to the appropriate insurance carrier(s) of each Legal Proceeding pending or threatened in writing against Parent or any Parent Subsidiary, and no such carrier has issued a denial of coverage or a reservation of rights with respect to any such Legal Proceeding, or, to the Knowledge of the Company, informed Parent or any Parent Subsidiary of its intent to do so.

(b)Parent has made available to the Company accurate and complete copies of the existing policies (primary and excess) of directors’ and officers’ liability insurance maintained by Parent and each Parent Subsidiary as of the date of this Agreement (the “Existing Parent D&O Policies”). Part 3.15(b) of the Parent Disclosure Schedule accurately sets forth the most recent annual premiums paid by Parent and each Parent Subsidiary with respect to the Existing Parent D&O Policies.

3.16Legal Proceedings; Orders.

(a)Except as disclosed in the Parent SEC Documents or in Part 3.16 of the Parent Disclosure Schedule, there is no pending Legal Proceeding, and to Parent’s Knowledge no Person has threatened in writing to commence any Legal Proceeding, that would reasonably be expected to have a Parent Material Adverse Effect or to prevent, materially delay or materially impair the consummation of the Contemplated Transactions or the Financing. To the Knowledge of Parent, no event has occurred, and no claim, dispute or other condition or circumstance exists, that will give rise to or serve as a basis for the commencement of any meritorious Legal Proceeding.

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(b)There is no order, writ, injunction, judgment or decree to which Parent or any Parent Subsidiary, or any of the material assets owned or used by Parent or any Parent Subsidiary is subject. To the Knowledge of Parent, no officer or other Key Employee of Parent is subject to any order, writ, injunction, judgment or decree that prohibits such officer or other employee from engaging in or continuing any conduct, activity or practice relating to the business of Parent or any Parent Subsidiary or to any material assets owned or used by Parent or any Parent Subsidiary.

(c)Without limiting the foregoing, except as set forth in Part 3.16 of the Parent Disclosure Schedule, there is no pending or, to the Knowledge of the Parent or Merger Sub, threatened Action against the Parent, any Parent Subsidiary, or any present or former officer, director, employee or consultant thereof that would reasonably be expected to have Parent Material Adverse Effect, arising out of or relating to (i) any Intellectual Property used in the business, (ii) any clinical study, regulatory submission, product candidate, adverse event or quality issue, (iii) any separation, carve-out, indemnity or related-party arrangement with Seller or any of its Affiliates, or (iv) any claim that any asset, data set, submission, license, invention, software or know-how used in the business is not owned by or validly licensed to the Parent. Except as set forth in Part 3.16 of the Parent Disclosure Schedule, there is no pending or, to the Knowledge of the Parent, threatened investigation, inquiry, audit, inspection, subpoena, civil investigative demand or similar proceeding by any Governmental Body relating to the Parent, any Parent Subsidiary, any product candidate, any clinical study or any related-party arrangement.

3.17Authority; Binding Nature of Agreement. Each of Parent and Merger Sub and each Parent Subsidiary have all necessary corporate power and authority to enter into and to perform its obligations under this Agreement. The Parent Board of Directors and the Board of Directors of Merger Sub (at meetings duly called and held) has: (a) determined that the Contemplated Transactions are advisable and fair to and in the best interests of such Party and its stockholders or shareholders, as applicable; (b) duly authorized and approved by all necessary corporate action, the execution, delivery and performance of this Agreement and the transactions contemplated hereby, including the Contemplated Transactions; and (c) recommended the adoption and approval of this Agreement by the holders of Parent Common Stock and caused this Agreement, and the issuance of shares of Parent Common Stock in the Contemplated Transactions be submitted for consideration by Parent’s stockholders in connection with the Required Parent Stockholder Consent. The Parent Board of Directors has approved the issuance of the Consideration Shares, the Financing and the other Parent Stockholder Proposals contemplated hereby. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes the legal, valid and binding obligation of Parent and Merger Sub (as applicable), enforceable against Parent or Merger Sub (as applicable) in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) rules of Law governing specific performance, injunctive relief and other equitable remedies. Prior to the execution of the Parent Voting Agreements, the Parent Board of Directors approved the Parent Voting Agreements and the transactions contemplated thereby. Merger Sub was formed solely to facilitate the Merger and has no assets, liabilities or operations except in connection therewith. Merger Sub has been formed solely for purposes of the Merger and has no material liabilities or obligations other than those incurred in connection with its formation and the transactions contemplated by this Agreement.

3.18Vote Required. The only vote of the holders of Parent Capital Stock necessary to approve the Parent Stockholder Proposals is the written consent of the holders of a majority of the outstanding shares of Parent Common Stock (the “Required Parent Stockholder Consent”). Parent has delivered, or will deliver concurrently with the execution of this Agreement, Parent Voting Agreements from stockholders owning at least 50.1% of the issued and outstanding Parent Common Stock.

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3.19Non-Contravention; Consents. Subject to Part 3.19 of the Parent Disclosure Schedule, and subject to obtaining the Required Parent Stockholder Consent for the Parent Stockholder Proposals, the filing of the Certificate of Merger required by the DGCL and any filings or notifications that may be required in connection with the Contemplated Transactions under any US or non-US antitrust, merger control, or competition laws, neither (x) the execution, delivery or performance of this Agreement by Parent or Merger Sub, nor (y) the consummation of the Contemplated Transactions, will directly or indirectly (with or without notice or lapse of time):

(a)contravene, conflict with or result in a violation of (i) any of the provisions of the articles of incorporation, bylaws or other charter or organizational documents of Parent or any of its Subsidiaries, or (ii) any resolution adopted by the stockholders, the Parent Board of Directors or any committee of the Parent Board of Directors or the Board of Directors of any of its Subsidiaries;

(b)contravene, conflict with or result in a material violation of, or give any Governmental Body or, to the Knowledge of Parent, other Person the right to challenge the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any order, writ, injunction, judgment or decree to which Parent or any of its Subsidiaries or any of the assets owned or used by Parent or any of its Subsidiaries is subject;

(c)contravene, conflict with or result in a material violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by Parent or any of its Subsidiaries or that otherwise relates to the business of Parent or any of its Subsidiaries or to any of the material assets owned or used by Parent or any of its Subsidiaries;

(d)contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Parent Contract, or give any Person the right to: (i) declare a default or exercise any remedy under any Parent Contract; (ii) a rebate, chargeback, penalty or change in delivery schedule under any such Parent Contract; (iii) accelerate the maturity or performance of any Parent Contract; or (iv) cancel, terminate or modify any term of any Parent Contract; except, in the case of any Parent Material Contract, any non-material breach, default, penalty or modification and in the case of all other Parent Contracts, any breach, default, penalty or modification that would not result in a Parent Material Adverse Effect;

(e)result in the imposition or creation of any Encumbrance upon or with respect to any asset owned or used by Parent (except for minor liens that will not, in any case or in the aggregate, materially detract from the value of the material assets subject thereto or materially impair the operations of Parent); or

(f)result in the transfer of any material asset of Parent or any Parent Subsidiaries to any Person.

Except (i) for any Consent set forth in Part 3.19 of the Parent Disclosure Schedule under any Parent Contract, (ii) the approval of the Parent Stockholder Proposals and the issuance of shares of Parent Common Stock, (iii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL, and (iv) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws, Parent was not, is not, nor will be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (x) the execution, delivery or performance of this Agreement, or (y) the consummation of the Contemplated Transactions.

3.20Bank Accounts. Part 3.20 of the Parent Disclosure Schedule provides accurate information with respect to each account maintained by or for the benefit of Parent or any of its Subsidiaries at any bank or other financial institution, including the name of the bank or financial institution, the account number, the balance as of June 30, 2026 and the names of all individuals authorized to draw on or make withdrawals from such accounts.

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3.21No Financial Advisor. Except as set forth in Part 3.21 of the Parent Disclosure Schedule, no broker, finder, investment banker, financial advisor, consultant or other Person is entitled to any brokerage fee, finder’s fee, transaction fee, reimbursement or other compensation in connection with the Contemplated Transactions or the Financing based upon arrangements made by or on behalf of Parent or any of its Affiliates. Part 3.21 of the Parent Disclosure Schedule sets forth each Person to whom Parent is obligated or has agreed to issue any Advisor Shares or other equity-based compensation in connection with the Contemplated Transactions.

3.22Title to Assets. Each of Parent and the Parent Subsidiaries owns, and has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all material tangible properties or assets and equipment used or held for use in its business or operations or purported to be owned by it. All such assets are owned by Parent or a Parent Subsidiary free and clear of any Encumbrances, except for: (i) any lien for current Taxes not yet due and payable or for Taxes that are being contested in good faith and for which adequate reserves have been made on the Parent Unaudited Interim Balance Sheet; (ii) minor liens that have arisen in the Ordinary Course of Business and that do not (in any case or in the aggregate) materially detract from the value of the assets subject thereto or materially impair the operations of Parent or any Parent Subsidiary; and (iii) liens listed in Part 3.22 of the Parent Disclosure Schedule.

3.23Real Property; Leasehold. Neither Parent nor any Parent Subsidiary owns any real property or any interest in real property, except for the leaseholds created under the real property leases identified in Part 3.23 of the Parent Disclosure Schedule, which are in full force and effect and with no material default thereunder, to Parent’s Knowledge.

3.24Valid Issuance. The Consideration Shares, the Financing Units (including the Financing Shares and the Financing Warrants), the Financing Warrant Shares issuable upon exercise of the Financing Warrants, and any Advisor Shares, when issued in accordance with this Agreement and the applicable transaction documents, will be duly authorized, validly issued, fully paid and nonassessable. Parent has, or prior to Closing will have, sufficient authorized but unissued shares of Parent Common Stock to satisfy the exercise in full of all Financing Warrants.

3.25Privacy. Parent has complied in all material respects with all Privacy Obligations and its respective internal and external privacy policies relating to the use, collection, storage, disclosure and transfer of any Personal Information collected by Parent or by third parties having authorized access to the records of Parent. The execution, delivery and performance of this Agreement will comply in all material respects with all Privacy Obligations and with Parent’s privacy policies. To Parent’s Knowledge, Parent has not received a written complaint regarding Parent’s collection, use or disclosure of Personal Information. To Parent’s Knowledge, there has been no (i) unauthorized acquisition of, access to, loss of, misuse (by any means) of any Sensitive Data, or (ii) unauthorized or unlawful processing of any Sensitive Data or Personal Information, in each case, used or held for use by or on behalf of Parent. No Person has, in the last three (3) years, to Parent’s Knowledge threatened to bring any proceeding pursuant to any written notice, or commenced any proceeding with respect to Parent’s privacy, security or data protection practices, including any loss, damage or unauthorized access, use, disclosure, modification or other misuse of any Personal Information maintained by, or on behalf of, Parent and, to Parent’s Knowledge, there is no reasonable basis for such proceeding.

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3.26Financing. Parent has taken, or prior to Closing will take, all actions reasonably necessary to complete the Financing under an effective registration statement. The Financing, when consummated in accordance with this Agreement, will result in aggregate gross proceeds to Parent of not less than $10,000,000 and not more than $15,000,000 from the sale of not less than 2,500,000 and not more than 5,000,000 Financing Units, each consisting of one (1) Financing Share and one (1) Financing Warrant. The Financing Warrants shall have an exercise price of $10.00 per share, subject to adjustment only as expressly set forth in this Agreement, including pursuant to any stock split, stock dividend, combination, recapitalization or similar event affecting Parent Common Stock, and shall be exercisable for a period of six (6) months from the date of issuance (the “Financing Warrants Expiration Date”). If, during the period between the date of this Agreement and the Effective Time, the outstanding shares of Parent Common Stock shall have been changed into a different number of shares or a different class of securities by reason of any stock split, stock dividend, reverse split, recapitalization, reclassification, combination, exchange of shares or similar transaction, then the exercise price of the Financing Warrants shall be equitably adjusted to preserve the intended economic effect of this Agreement. If all Financing Warrants are exercised in full, Parent would receive additional aggregate gross proceeds of not less than $25,000,000 and not more than $50,000,000. Parent has not entered into any agreement relating to the Financing that would reasonably be expected to prevent, materially delay or materially impair the consummation of the Contemplated Transactions. Parent has not entered into any agreement relating to the Financing that would reasonably be expected to prevent, materially delay or materially impair the consummation of the Contemplated Transactions.

3.27Disclosure. The information supplied or to be supplied by Parent for inclusion in the Registration Statement on Form S-1 (or such other form as may be appropriate), the Parent Schedule 14C, and any other disclosure document required to be filed with the SEC in connection with the Contemplated Transactions, will not, as of the date such information is prepared, the date the Registration Statement becomes effective or the date of the definitive Parent Schedule 14C, as applicable, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

3.28Shell Company Status.  Parent has not been and is not currently a “shell company” as defined under Section 12b-2 of the Exchange Act.

3.29No Other Representations or Warranties. Except for the representations and warranties expressly set forth in this Agreement, neither Parent nor Merger Sub nor any other Person on behalf of Parent or Merger Sub makes any express or implied representation or warranty with respect to Parent, Merger Sub or otherwise in connection with the Contemplated Transactions.

3.30Disclaimer of Other Representations and Warranties. The Company and Seller acknowledge and agree that, except for the representations and warranties expressly set forth in this Agreement: (a) neither Parent nor Merger Sub nor any other Person on behalf of Parent or Merger Sub makes any express or implied representation or warranty relating to Parent, Merger Sub or otherwise in connection with the Contemplated Transactions; (b) no Person has been authorized by the Seller or the Company to make any representation or warranty relating to Seller or the Company or their respective businesses, and if made, such representation or warranty must not be relied upon by the Parent as having been authorized by Seller or the Company and (c) no estimates, projections, forecasts, predictions, data, financial information, memoranda, presentations or other materials or information made available to the Company, Seller or any of their respective Representatives shall be deemed to be or include representations or warranties unless expressly set forth in this Agreement.

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ARTICLE 4

CERTAIN COVENANTS OF THE PARTIES

It is understood and agreed that for purposes of this Article 4, the term “Parties” and “Party” do not include Seller.

4.1Access and Investigation. Subject to the terms of the Confidentiality Agreement which the Parties agree will continue in full force following the date of this Agreement, during the Pre-Closing Period, upon reasonable notice, each Party shall, and shall use commercially reasonable efforts to cause such Party’s Representatives to: (a) provide the other Party and such other Party’s Representatives with reasonable access during normal business hours to such Party’s Representatives, personnel and assets and to all existing books, records, Tax Returns, work papers and other documents and information relating to such Party and its Subsidiaries; (b) provide the other Party and such other Party’s Representatives with such copies of the existing books, records, Tax Returns, work papers, product data, and other documents and information relating to such Party and its Subsidiaries, and with such additional financial, operating and other data and information regarding such Party and its Subsidiaries as the other Party may reasonably request; and (c) permit the other Party’s officers and other employees to meet, upon reasonable notice and during normal business hours, with the chief financial officer and other officers and managers of such Party responsible for such Party’s financial statements and the internal controls of such Party to discuss such matters as the other Party may deem necessary or appropriate in order to enable the other Party to satisfy its obligations under the Sarbanes-Oxley Act and the rules and regulations relating thereto. Any investigation conducted by either Parent or the Company pursuant to this Section 4.1 shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the other Party. Without limiting the generality of any of the foregoing, during the Pre-Closing Period, each Party shall promptly make available to the other Party copies of:

(i) the unaudited monthly consolidated balance sheets of such Party as of the end of each calendar month and the related unaudited monthly consolidated statements of operations, statements of stockholders’ equity and statements of cash flows for such calendar month, which shall be delivered within thirty (30) days after the end of such calendar month, or such longer periods as the Parties may agree to in writing;

(ii)any written materials or communications sent by or on behalf of a Party to its stockholders or shareholders, as applicable;

(iii)any material notice, document or other communication sent by or on behalf of a Party to any party to any Parent Material Contract or Company Material Contract, as applicable, or sent to a Party by any party to any Parent Material Contract or Company Material Contract, as applicable (other than any communication that relates solely to routine commercial transactions between such Party and the other party to any such Parent Material Contract or Company Material Contract, as applicable, and that is of the type sent in the Ordinary Course of Business and consistent with past practices);

(iv)any notice, report or other document filed with or otherwise furnished, submitted or sent to any Governmental Body on behalf of a Party in connection with the Contemplated Transactions;

(v)any non-privileged notice, document or other communication sent by or on behalf of, or sent to, a Party relating to any pending or threatened in writing Legal Proceeding involving or affecting such Party; and

(vi)any material notice, report or other document received by a Party from any Governmental Body.

Notwithstanding the foregoing, any Party may restrict the foregoing access to the extent that such access would require such Party to waive the attorney-client privilege or attorney work product privilege, or violate any Legal Requirements applicable to such Party; provided, that such Party or its Subsidiary (i) shall be entitled to withhold only such information that may not be provided without causing such violation or waiver, (ii) shall provide to the other Party all related information that may be provided without causing such violation or waiver (including, to the extent permitted, redacted versions of any such information) and (iii) shall enter into such effective and appropriate joint-defense agreements or other protective arrangements as may be reasonably requested by the other Party in order that all such information may be provided to the other Party without causing such violation or waiver.

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4.2Operation of Parent’s Business.

(a)Except as set forth in Part 4.2(a) of the Parent Disclosure Schedule, as expressly contemplated by this Agreement, as required by applicable Law or unless the Company shall otherwise consent in writing (such consent not to be unreasonably withheld, delayed or conditioned), during the Pre-Closing Period: (i) each of Parent and the Parent Subsidiaries shall conduct its business and operations: (A) in the Ordinary Course of Business; and (B) in compliance with all applicable Legal Requirements and in material compliance with the requirements of all Contracts that constitute Parent Material Contracts; and (ii) promptly notify the Company of: (A) any notice or other communication from any Person alleging that the Consent of such Person is or may be required in connection with any of the Contemplated Transactions; (B) any Legal Proceeding against, relating to, involving or otherwise affecting Parent or any of its Subsidiaries that is commenced, or, to the Knowledge of Parent, threatened against, Parent or any of its Subsidiaries after the date of this Agreement; and (C) any written notice or, to the Knowledge of Parent, other communication from any Person alleging that any material payment or other material obligation is or will be owed to such Person at any time before or after the date of this Agreement, except for invoices or other communications related to agreements or dealings in the Ordinary Course of Business, payments or obligations related to the Contemplated Transactions or payments or obligations identified in this Agreement, including the Parent Disclosure Schedule.

(b)During the Pre-Closing Period, Parent shall promptly notify the Company in writing, by delivery of an updated Parent Disclosure Schedule, of: (i) the discovery by Parent of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes a material inaccuracy in any representation or warranty made by Parent in this Agreement; (ii) any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement and that would cause or constitute a material inaccuracy in any representation or warranty made by Parent in this Agreement if: (A) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance; or (B) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement; (iii) any material breach of any covenant or obligation of Parent; and (iv) any event, condition, fact or circumstance that would reasonably be expected to make the timely satisfaction of any of the conditions set forth in Articles 6, 7 or 8 impossible or materially less likely. Without limiting the generality of the foregoing, Parent shall promptly advise the Company in writing of any Legal Proceeding or material, written claim threatened, commenced or asserted against or with respect to, or otherwise affecting, Parent or its Subsidiaries or, to the Knowledge of Parent, any director, officer or Key Employee of Parent. No notification given to the Company pursuant to this Section 4.2(b) shall change, limit or otherwise affect any of the representations, warranties, covenants or obligations of Parent or any of its Subsidiaries contained in this Agreement or the Parent Disclosure Schedule for purposes of Section 8.1.

4.3Operation of the Company’s Business.

(a)Except as set forth in Part 4.3(a) of the Company Disclosure Schedule, as expressly contemplated by this Agreement, as required by applicable Law or unless Parent shall otherwise consent in writing (such consent not to be unreasonably withheld, delayed or conditioned), during the Pre-Closing Period: (i) each of the Company and its Subsidiaries shall conduct its business and operations: (A) in the Ordinary Course of Business; and (B) in compliance with all applicable Legal Requirements and in material compliance with the requirements of all Contracts that constitute Company Material Contracts; (ii) each of the Company and its Subsidiaries shall use commercially reasonable efforts to keep available the services of its current Key Employees and other employees and officers and maintain its relations and goodwill with all suppliers, customers, landlords, creditors, licensors, licensees, employees and other Persons having material business relationships with the Company or its Subsidiaries; and (iii) promptly notify Parent of: (A) any notice or other communication from any Person alleging that the Consent of such Person is or may be required in connection with any of the Contemplated Transactions; (B) any Legal Proceeding against, relating to, involving or otherwise affecting the Company or any of its Subsidiaries that is commenced, or, to the Knowledge of the Company, threatened against, the Company or any of its Subsidiaries after the date of this Agreement; and any written notice or, to the Knowledge of the Company, other communication from any Person alleging that any material payment or other material obligation is or will be owed to such Person at any time before or after the date of this Agreement, except for invoices or other communications related to agreements or dealings in the Ordinary Course of Business, payments or obligations related to the Contemplated Transactions or payments or obligations identified in this Agreement, including the Company Disclosure Schedule.

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(b)During the Pre-Closing Period, the Company shall promptly notify Parent in writing, by delivery of an updated Company Disclosure Schedule, of: (i) the discovery by the Company of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes a material inaccuracy in any representation or warranty made by the Company in this Agreement; (ii) any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement and that would cause or constitute a material inaccuracy in any representation or warranty made by the Company in this Agreement if: (A) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance; or (B) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement; (iii) any material breach of any covenant or obligation of the Company; and (iv) any event, condition, fact or circumstance that would reasonably be expected to make the timely satisfaction of any of the conditions set forth in Articles 6, 7 or 8 impossible or materially less likely. Without limiting the generality of the foregoing, the Company shall promptly advise Parent in writing of any Legal Proceeding or material, written claim threatened in writing, commenced or asserted against or with respect to, or otherwise affecting, the Company or any of its Subsidiaries or, to the Knowledge of the Company, any director, officer or Key Employee of the Company or any of its Subsidiaries. No notification given to Parent pursuant to this Section 4.3(b) shall change, limit or otherwise affect any of the representations, warranties, covenants or obligations of the Company contained in this Agreement or the Company Disclosure Schedule for purposes of Section 7.1.

4.4Negative Obligations.

(a)Except (i) as expressly contemplated or permitted by this Agreement, (ii) as set forth in Part 4.4(a) of the Parent Disclosure Schedule, (iii) as required by applicable Law, or (iv) with the prior written consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned), at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article 9 and the Effective Time, Parent shall not, nor shall it cause or permit any of its Subsidiaries to, do any of the following:

(i) declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of its capital stock other than for shares of Parent Capital Stock issuable as a dividend that have accrued pursuant to the Parent’s articles of incorporation; or repurchase, redeem or otherwise reacquire any shares of its capital stock or other securities (except for shares of Parent Common Stock from terminated employees of Parent);

(ii)amend the articles of incorporation, bylaws or other charter or organizational documents of Parent, or effect or be a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction except as related to the Contemplated Transactions;

(iii)except for contractual commitments in place at the time of this Agreement and disclosed in the Parent Disclosure Schedule, and other than in connection with the Contemplated Transactions or Parent’s at-the-market facility, sell, issue or grant, or authorize the issuance of (or make any commitments to do any of the foregoing): (i) any capital stock or other security (except for shares of Parent Common Stock issued (x) upon the valid exercise of Parent Options or Parent Warrants outstanding as of the date of this Agreement or (y) settlement of Parent RSUs and Parent RSAs outstanding as of the date of this Agreement or sales of shares of Parent Common Stock issued upon vesting and/or settlement of Parent RSUs and Parent RSAs outstanding as of the date of this Agreement to cover tax obligations upon such vesting and/or settlement); (ii) any option, warrant or right to acquire any capital stock or any other security; or (iii) any instrument convertible into or exchangeable for any capital stock or other security;

(iv)form any Subsidiary or acquire or dispose of any equity interest or other interest in any other Entity;

(v)enter into, incur, renew, extend, amend, increase, repay, satisfy, settle, compromise or otherwise modify any Parent Debt, other than the forgiveness, cancellation or contribution to capital expressly required by Section 5.17;

(vi)lend money to any Person; incur or guarantee any indebtedness for borrowed money; issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities; guarantee any debt securities of others; or make any capital expenditure or commitment in excess of $50,000;

(vii)  other than in the Ordinary Course of Business, (w) adopt, establish or enter into any Parent Employee Plan; (x) cause or permit any Parent Employee Plan to be amended other than as required by Law or in order to make amendments for the purposes of Section 409A of the Code, subject to prior review and approval (with such approval not to be unreasonably withheld, conditioned or delayed) by the Company; (y) pay any bonus or make any profit-sharing or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, employees or consultants; or (z) increase the severance or change of control benefits offered to any current or new service providers;

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(viii)enter into any material transaction outside the Ordinary Course of Business;

(ix)acquire any material asset nor sell, lease or otherwise irrevocably dispose of any of its material assets or properties, or grant any Encumbrance with respect to such assets or properties, except in the Ordinary Course of Business;

(x)make, change or revoke any material Tax election; file any material amendment to any Tax Return; adopt or change any material accounting method in respect of Taxes; change any annual Tax accounting period; enter into any Tax allocation agreement, Tax sharing agreement or Tax indemnity agreement (other than commercial Contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes); enter into any closing agreement with respect to any Tax; settle or compromise any claim, notice, audit report or assessment in respect of material Taxes; apply for or enter into any ruling from any Tax authority with respect to Taxes; surrender any right to claim a material Tax refund; or consent to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment;

(xi)enter into, amend or terminate any Parent Material Contract;

(xii)  materially change pricing or royalties or other payments set or charged by Parent or any Parent Subsidiary to its customers or licensees; agree to materially increase pricing or royalties or other payments set or charged by persons who have licensed Intellectual Property to Parent; or materially increase pricing or royalties or other payments set or charged by persons who have licensed Intellectual Property to Parent;

(xiii)take any action, or agree, resolve or commit to take any action, that would be inconsistent with, or that would reasonably be expected to impair the effectiveness of, the Equity Moratorium, or the Pre-Closing Parent Stockholder Director designation right contemplated by Section 5.13(d).

(xiv)settle any pending or threatened Legal Proceeding against Parent or any of its Subsidiaries;

(xv) terminate or modify in any material respect, or fail to exercise renewal rights with respect to, any material insurance policy;

(xvi)forgive any loans to any Person, including Parent’s employees, officers, directors or Affiliates;

(xvii)other than as required by Law or GAAP, take any action to change Parent’s accounting policies or procedures; or

(xviii)agree, resolve or commit to do any of the foregoing.

(b)Except (i) as expressly contemplated or permitted by this Agreement, (ii) as set forth in Part 4.4(b) of the Company Disclosure Schedule, (iii) as required by applicable Law, or (iv) with the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed or conditioned), at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article 9 and the Effective Time, the Company shall not, nor shall it cause or permit any of its Subsidiaries to, do any of the following:

(i) (x) declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock (other than for shares of Company Capital Stock issuable as a dividend that have accrued pursuant to the Company’s certificate of incorporation), or (y) repurchase, redeem or otherwise reacquire any shares of capital stock or other securities (except for shares of Company Common Stock from terminated employees of the Company pursuant to contracts in effect as of the date hereof and disclosed on the Company Disclosure Schedule);

(ii)amend the certificate of incorporation, bylaws or other charter or organizational documents of the Company, or effect or be a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction, except as related to the Contemplated Transactions;

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(iii)except for contractual commitments in place at the time of this Agreement and disclosed in the Company Disclosure Schedule, and other than in connection with the Contemplated Transactions, sell, issue or grant, or authorize the issuance of (or make any commitments to do any of the foregoing): (i) any capital stock or other security (except for shares of Company Common Stock issued upon the valid exercise of Company Options or Company Warrants outstanding as of the date of this Agreement); (ii) any option, warrant or right to acquire any capital stock or any other security (other than commitments to make equity grants to current or new employees in the Ordinary Course of Business (subject in each case to the approval by Parent’s compensation committee following the Closing of any such equity grants)); or (iii) any instrument convertible into or exchangeable for any capital stock or other security;

(iv)form any Subsidiary or acquire any equity interest or other interest in any other Entity;

(v)other than in the Ordinary Course of Business, (x) lend money to any Person; (y) incur or guarantee any indebtedness for borrowed money; (z) issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities; (aa) guarantee any debt securities of others; or (bb) make any capital expenditure or commitment in excess of $50,000;

(vi)other than in the Ordinary Course of Business, (x) adopt, establish or enter into any Company Employee Plan, (y) cause or permit any Company Employee Plan to be amended other than as required by law or in order to make amendments for the purposes of Section 409A of the Code, (z) pay any bonus or make any profit-sharing or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors or employees, or (aa) increase the severance or change of control benefits offered to any current or new service providers;

(vii)enter into any material transaction outside the Ordinary Course of Business;

(viii)acquire any material asset nor sell, lease or otherwise irrevocably dispose of any of its material assets or properties, or grant any Encumbrance with respect to such assets or properties, except in the Ordinary Course of Business;

(ix)make, change or revoke any material Tax election; file any material amendment to any Tax Return; adopt or change any material accounting method in respect of Taxes; change any annual Tax accounting period; enter into any Tax allocation agreement, Tax sharing agreement or Tax indemnity agreement (other than commercial Contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes); settle or compromise any claim, notice, audit report or assessment in respect of material Taxes; apply for or enter into any ruling from any Tax authority with respect to Taxes; surrender any right to claim a material Tax refund; or consent to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment;

(x)enter into, amend or terminate any Company Material Contract other than in the Ordinary Course of Business with respect to the business as currently being conducted;

(xi)other than in the Ordinary Course of Business, materially change pricing or royalties or other payments set or charged by the Company or any Company Subsidiary to its customers or licensees; agree to materially increase pricing or royalties or other payments set or charged by persons who have licensed Intellectual Property to the Company or materially increase pricing or royalties or other payments set or charged by persons who have licensed Intellectual Property to the Company; or

(xii)agree, resolve or commit to do any of the foregoing.

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4.5No Solicitation.

(a)From and after the date of this Agreement until the earlier of the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Article 9, each Party agrees that neither it nor any of its Subsidiaries shall, and each Party will use its reasonable best efforts to cause each of its officers, directors, employees, investment bankers, attorneys, accountants, Representatives, consultants or other agents retained by it or any of its Subsidiaries not to, directly or indirectly: (i) solicit, initiate, knowingly encourage, induce or knowingly facilitate the communication, making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry or take any action that could reasonably be expected to lead to an Acquisition Proposal or Acquisition Inquiry; (ii) furnish any nonpublic information regarding such Party to any Person in connection with or in response to an Acquisition Proposal or Acquisition Inquiry; (iii) engage in discussions (other than to inform any Person of the existence of the provisions contained in this Section 4.5) or negotiations with any Person with respect to any Acquisition Proposal or Acquisition Inquiry; (iv) approve, endorse or recommend any Acquisition Proposal (subject to Section 5.2 and Section 5.3); or (v) execute or enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition Transaction (other than a confidentiality agreement permitted as provided below); provided, however, that, notwithstanding anything contained in this Section 4.5(a), prior to (x) in the case of the Company, the adoption and approval of this Agreement by the Company shareholders and (y) in the case of Parent, the Required Parent Stockholder Consent, such Party may furnish nonpublic information regarding such Party to, and enter into discussions or negotiations with, any Person in response to a bona fide written Acquisition Inquiry or Acquisition Proposal, which such Party’s Board of Directors determines in good faith, after consultation with its independent financial advisor, if any, and its outside legal counsel, constitutes, or would reasonably be expected to result in, a Superior Offer (and is not withdrawn) if: (A) neither such Party nor any Representative of such Party shall have breached this Section 4.5 in any material respect with respect to such Acquisition Inquiry or Acquisition Proposal, (B) the Board of Directors of such Party concludes in good faith, after consulting with outside legal counsel, that the failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the Board of Directors of such Party under applicable Legal Requirements; (C) prior to furnishing any such nonpublic information to, or entering into discussions with, such Person, such Party gives the other Party written notice of the identity of such Person and of such Party’s intention to furnish nonpublic information to, or enter into discussions with, such Person; (D) such Party receives from such Person an executed confidentiality agreement containing provisions at least as favorable to such Party (and not less restrictive in the aggregate to the counterparty thereto) as those contained in the Confidentiality Agreement; provided that a standstill provision shall be required only to the extent that the failure to include such standstill provision is likely to be inconsistent with the fiduciary duties of the Board of Directors of such Party under applicable Legal Requirements; and (E) at least two (2) Business Days prior to furnishing any such nonpublic information to such Person, such Party furnishes such nonpublic information to the other Party (to the extent such nonpublic information has not been previously furnished by such Party to the other Party). Without limiting the generality of the foregoing, each Party acknowledges and agrees that, in the event any Representative of such Party (whether or not such Representative is purporting to act on behalf of such Party) takes any action that, if taken by such Party, would constitute a breach of this Section 4.5 by such Party, the taking of such action by such Representative shall be deemed to constitute a breach of this Section 4.5 by such Party for purposes of this Agreement.

(b)If any Party or any Representative of such Party receives an Acquisition Proposal or Acquisition Inquiry at any time during the Pre-Closing Period, then such Party shall promptly (and in no event later than 24 hours after such Party becomes aware of such Acquisition Proposal or Acquisition Inquiry) advise the other Party orally and in writing of such Acquisition Proposal or Acquisition Inquiry (including the identity of the Person making or submitting such Acquisition Proposal or Acquisition Inquiry, and the terms thereof, including copies of all documentation submitted to such Party reasonably relevant to evaluating such Acquisition Proposal or Acquisition Inquiry). Such Party shall keep the other Party reasonably informed on a timely basis in all material respects with respect to the status and material terms of any such Acquisition Proposal or Acquisition Inquiry and any material modification or proposed modification thereto.

(c)Each Party shall immediately cease and cause to be terminated any existing discussions, negotiations and communications with any Person that relate to any Acquisition Proposal or Acquisition Inquiry as of the date of this Agreement and promptly following the date of this Agreement shall cause the destruction or return of any nonpublic information provided to such Person.

4.6 Breakup Fee.

In the event that this Agreement is terminated pursuant to its terms, and such termination results from (i) either Party accepting or entering into a definitive agreement with respect to a Superior Offer from a third party, or (ii) a material breach by either Party of its representations, warranties, covenants, or obligations hereunder that results in the failure to consummate the transactions contemplated by this Agreement, the breaching or withdrawing Party (the “Paying Party”) shall pay to the other Party (the “Receiving Party”) a breakup fee in the amount of 125% of the total direct verifiable third-party expenses incurred by the Receiving Party in connection with the Merger provided that such expense is subject to a maximum amount of $250,000 (the “Breakup Fee”). The Parties acknowledge and agree that the Breakup Fee constitutes liquidated damages and not a penalty, and that such amount is a reasonable estimate of the damages that would be suffered by the Receiving Party as a result of such termination, the actual amount of which would be difficult to ascertain with precision. Payment of the Breakup Fee shall be made in immediately available funds within three business days following the effective date of such termination.

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ARTICLE 5
ADDITIONAL AGREEMENTS OF THE PARTIES

It is understood and agreed that for purposes of this Article 5, the term “Parties” and “Party” do not include Seller.

5.1Company Financial Statements; Registration Statement; Parent Schedule 14C.

(a)The Company shall use commercially reasonable efforts to deliver to Parent, as promptly as practicable after the date of this Agreement, all audited and unaudited financial statements of the Company and its Subsidiaries required to be included in the Registration Statement or otherwise required under the Securities Act, the Exchange Act, Regulation S-X, Nasdaq rules or other applicable Law to consummate the Contemplated Transactions, including, if required, PCAOB-compliant audited financial statements of the Company for the most recent two (2) fiscal years and such interim financial statements and related disclosures as are required as of the applicable filing date (collectively, the “Required Company Financials”). The Required Company Financials shall comply in form and substance with all applicable SEC requirements and, to the extent applicable, shall be audited or reviewed by an independent registered public accounting firm reasonably acceptable to Parent.

(b)As promptly as practicable after delivery of the Required Company Financials, but no later than fourteen (14) days thereafter, Parent shall prepare and file with the SEC a registration statement on Form S-1 (or such other form under the Securities Act as may be appropriate) registering the issuance of the Financing Units (including the Financing Shares and the Financing Warrants) and the Financing Warrant Shares issuable upon exercise of the Financing Warrants, the resale of the Advisor Shares and any other shares of Parent Common Stock that have registration rights (the “Registration Statement”), which shall include a prospectus meeting the requirements of the Securities Act. In addition, Parent shall prepare and file with the SEC a definitive information statement on Schedule 14C (the “Parent Schedule 14C”) in connection with the Required Parent Stockholder Consent, which shall include or incorporate by reference such information regarding the Company, Seller, the Contemplated Transactions and the Financing as is required by applicable Law, the Exchange Act and the rules and regulations of the SEC. For the avoidance of doubt, because Parent stockholder approval of the Parent Stockholder Proposals is being obtained by written consent in lieu of a meeting pursuant to Section 5.3, no proxy statement shall be required to be prepared or filed in connection with the Contemplated Transactions, and references in this Agreement to the Registration Statement shall not be deemed to require the inclusion of a proxy statement therein.

(c)Parent shall use commercially reasonable efforts to cause the Registration Statement on Form S-1 to comply in all material respects with the Securities Act and to have the Registration Statement declared effective under the Securities Act as promptly as practicable after filing. Parent shall use commercially reasonable efforts to cause the Parent Schedule 14C to comply in all material respects with applicable provisions of the Exchange Act and the rules and regulations promulgated thereunder. Parent shall use commercially reasonable efforts to keep the Registration Statement effective for so long as necessary to consummate the Contemplated Transactions. Parent makes no representation or warranty with respect to any information supplied by or on behalf of the Company or Seller specifically for inclusion in (i) the Registration Statement, or in (ii) the Parent Schedule 14C or any amendment or supplement thereto. Seller makes no representation or warranty with respect to any information contained in such filings other than for information supplied by or on behalf of the Company or Seller specifically for inclusion in (i) the Registration Statement, or in (ii) the Parent Schedule 14C or any amendment or supplement thereto.

(d)The Company and Seller shall be given a reasonable opportunity to review and comment on the portions of the Registration Statement on Form S-1, the Parent Schedule 14C and any SEC comment responses relating to either such filing that relate to the Company, Seller, the Required Company Financials or the Company’s business, and Parent shall consider such comments in good faith.

(e)Prior to the Effective Time, Parent shall use commercially reasonable efforts to obtain all material state securities Law or “blue sky” qualifications, exemptions or notices reasonably necessary in connection with the issuance of the Consideration Shares to Seller and any other permitted recipient of Consideration Shares expressly contemplated by this Agreement; provided, however, that Parent shall not be required to qualify to do business as a foreign corporation in any jurisdiction in which it is not then so qualified or to file a general consent to service of process in any jurisdiction.

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5.2Company Shareholder Written Consent.

(a)Promptly following the execution of this Agreement, and in any event no later than two (2) Business Days thereafter, Seller, in its capacity as the sole holder of all of the issued and outstanding Company Capital Stock entitled to vote thereon, shall execute and deliver a written consent adopting this Agreement, approving the Merger and approving the Contemplated Transactions to the extent required by applicable Law or the organizational documents of the Company or Seller (the “Company Shareholder Written Consent”).

(b)The Company and Seller acknowledge and agree that the Company Shareholder Written Consent shall constitute the only stockholder approval of the Company required to approve this Agreement, the Merger and the Contemplated Transactions.

(c)The Company shall not, and Seller shall not permit the Company to, withdraw, amend or rescind the Company Shareholder Written Consent once delivered, except with the prior written consent of Parent.

5.3Parent Stockholders’ Consent.

(a)Concurrent with the signing of this Agreement, Parent shall obtain the Required Parent Stockholder Consent, which shall become effective in accordance with applicable Legal Requirements. The Parent will use commercially reasonable efforts to file the Parent Schedule 14C in connection with the Required Parent Stockholder Consent with the SEC in definitive form as promptly as practicable following the signing of this Agreement, but in any event no later than July 24, 2026  (or, in the event of a full SEC review of such Parent Schedule 14C, August 31, 2026). Parent shall timely distribute the Parent Schedule 14C to non-consenting shareholders in accord with Securities Exchange Act Rule 14c-2(b) and other applicable Exchange Act Rules.

(b)Parent agrees that: (i) the Parent Board of Directors shall recommend that Parent’s stockholders vote to approve the Parent Stockholder Proposals (the recommendation of the Parent Board of Directors that Parent’s stockholders vote to approve the Parent Stockholder Proposals being referred to as the “Parent Board Recommendation”); and (ii) except as expressly permitted by Section 5.3(c), the Parent Board Recommendation shall not be withdrawn, withheld, amended or modified in a manner adverse to the Company, and no resolution by the Parent Board of Directors or any committee thereof to withdraw, withhold, amend or modify the Parent Board Recommendation in a manner adverse to the Company shall be adopted or proposed.

(c)Notwithstanding Section 5.3(b), at any time prior to the effectiveness of the Parent Stockholder Proposals by the Required Parent Stockholder Consent, the Parent Board of Directors may withdraw, withhold, amend or modify the Parent Board Recommendation in a manner adverse to the Company (a “Parent Board Adverse Recommendation Change”) solely to the extent that the Parent Board of Directors determines in good faith, after consultation with outside legal counsel, that the failure to do so would be inconsistent with the fiduciary duties of the Parent Board of Directors under applicable Legal Requirements or would be required in order to comply with Rule 14d-9, Rule 14e-2 or other applicable Legal Requirements; provided, however, that: (i) Parent shall provide the Seller and the Company prompt written notice of any such determination and the material facts and reasons supporting it; (ii) no Parent Board Adverse Recommendation Change shall, in and of itself, amend, modify, terminate or otherwise affect the obligations of any stockholder under any Parent Voting Agreement; and (iii) Parent shall not be permitted to terminate this Agreement in order to enter into, recommend or consummate any Acquisition Proposal or other alternative transaction.

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5.4Regulatory Approvals. Subject to the terms and conditions of this Agreement, each Party shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable Law to consummate the Contemplated Transactions, including using commercially reasonable efforts to: (i) make or cause to be made, as promptly as reasonably practicable, all filings, notices, reports, registrations and other submissions required to be made by such Party with or to any Governmental Body in connection with the Contemplated Transactions; (ii) respond as promptly as reasonably practicable to any inquiries, requests for information or requests for documentation from any Governmental Body in connection with the Contemplated Transactions; (iii) obtain all material consents, approvals, clearances, waivers, permits, authorizations and orders of any Governmental Body required to be obtained by such Party in connection with the Contemplated Transactions; and (iv) cooperate in good faith with the other Parties in connection with the foregoing. Without limiting the foregoing, Parent shall use commercially reasonable efforts to: (x) cause the Registration Statement on Form S-1 to become effective as promptly as reasonably practicable and to file the Parent Schedule 14C in definitive form as promptly as practicable in accordance with Section 5.3(a); (y) obtain the Nasdaq approval contemplated by Section 5.9; and (z) consummate the Financing in accordance with this Agreement. Notwithstanding anything to the contrary in this Agreement, nothing in this Section 5.4 shall require Parent, the Company or Seller or any of their respective Affiliates to agree to any undertaking, condition, restriction, divestiture, hold separate arrangement, license, conduct remedy or other obligation that would reasonably be expected to be materially burdensome to such Party or its business, taken as a whole.

5.5Options, RSAs, RSUs, DSUs and Warrants.

(a)Prior to the Effective Time, the Company and Seller shall take, or cause to be taken, all actions reasonably necessary to ensure that, as of the Effective Time, there are no outstanding Company Options, Company RSUs, Company DSUs, Company Warrants or other Company Equity Securities other than the Company Capital Stock held by Seller, except to the extent expressly set forth on in Part 5.5 of the Parent Disclosure Schedule and treated in the manner set forth therein. Without limiting the foregoing, the Company and Seller shall cause all outstanding restricted stock units, deferred stock units and any other deferred equity awards of the Company or any Company Subsidiary to be cancelled, forfeited, settled or otherwise eliminated, without any payment or issuance obligation surviving the Effective Time, in each case effective no later than immediately prior to the Effective Time.

(b)Notwithstanding anything to the contrary in this Agreement, Parent shall adopt an equity incentive plan (the “Parent Equity Incentive Plan”), in a form mutually agreed to by the Parent and the Seller, and make the option grants (the “Permitted Closing Option Grant”), effective as of or immediately following the Closing, as set forth in Part 5.5 of the Parent Disclosure Schedule on terms and conditions approved in advance by the Parent Board of Directors (including the affirmative vote or written consent of Pre-Closing Parent Stockholder Director then serving on the Parent Board of Directors) in its reasonable discretion and subject to the approval of Seller and the Company; provided, that:

(i) the aggregate number of shares of Parent Common Stock subject to the Permitted Closing Option Grant for the twelve (12) month period following the Effective Time shall not exceed the equivalent of 2,500,000 shares of Parent Common Stock;

(ii)the exercise price per share shall be not less than the fair market value of a share of Parent Common Stock (or, if applicable, the equivalent value of a share of Parent Common Stock, as determined by the Parent Board of Directors in good faith) as of the date of grant;

(iii)the Permitted Closing Option Grant shall be subject to a vesting schedule extending over a period of not less than three (3) years from the date of grant, provided that for existing management and staff of the Company there shall be vesting for 25% of options granted forty five (45) days after the date of grant, with no single-trigger acceleration upon a change of control of Parent or any Subsidiary or upon termination of employment except as expressly approved by the Parent Board of Directors (including the affirmative vote or written consent of Pre-Closing Parent Stockholder Director then serving); and

(iv)the form of option agreement evidencing the Permitted Closing Option Grant shall be in form and substance approved by the Parent Board of Directors (including the affirmative vote or written consent of Pre-Closing Parent Stockholder Director then serving) prior to the Closing.

(c)Except for the Permitted Closing Options Grants, neither the Company nor any Company Subsidiary shall, from and after the Effective Time through the last day of the Equity Moratorium Period, directly or indirectly, grant, issue, sell, pledge, dispose of or encumber, or authorize or commit to grant, issue, sell, pledge, dispose of or encumber, any Company Equity Securities, including any options, restricted stock units, deferred stock units, restricted stock awards, warrants, phantom equity, stock appreciation rights or other equity-based awards or rights, whether under the Equity Incentive Plan or otherwise, with the exception of options for which the underlying shares will be subject to a lock up period that expires no later than 12 months from the Effective Time, which shall be evidenced on the form of option agreement consistent with the one used for the Permitted Closing Option Grant.

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5.6Indemnification of Officers and Directors.

(a)From the Effective Time through the sixth anniversary of the date on which the Effective Time occurs, each of Parent and the Surviving Corporation shall, jointly and severally, indemnify and hold harmless each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, a director or officer of Parent or the Company (the “D&O Indemnified Parties”), against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements (collectively, “Costs”), incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that the D&O Indemnified Party is or was a director or officer of Parent or the Company, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent permitted under the DGCL and the Nevada Revised Statutes for directors or officers of Delaware and Nevada corporations respectively. Each D&O Indemnified Party will be entitled to advancement of reasonable and documented expenses incurred in the defense of any such claim, action, suit, proceeding or investigation from Parent and the Surviving Corporation, jointly and severally, to the same extent as such D&O Indemnified Party is entitled to advancement of expenses as of the date of this Agreement by Parent or the Company pursuant to the articles of incorporation and bylaws of Parent and certificate of incorporation and bylaws of the Company in effect on the date of this Agreement or any applicable indemnification agreement, upon receipt by Parent or the Surviving Corporation from the D&O Indemnified Party of a request therefor; provided, that any person to whom expenses are advanced provides a written undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification.

(b)The articles of incorporation and bylaws of Parent and the certificate of incorporation and bylaws of the Surviving Corporation shall contain, and Parent shall cause the certificate of incorporation and bylaws of the Surviving Corporation to so contain, provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of each of Parent and the Company than are presently set forth in the articles of incorporation and bylaws of Parent and the certificate of incorporation and bylaws of the Company, which provisions shall not be amended, modified or repealed for a period of six (6) years’ time from the Effective Time in a manner that would adversely affect the rights thereunder of individuals who, at or prior to the Effective Time, were officers or directors of Parent and the Company, as applicable.

(c)Parent shall, immediately prior to the Closing Date, obtain and maintain in full force and effect for a period of six (6) years after the Effective Time a tail insurance policy (the “Tail Policy”) covering the directors, officers, and other fiduciaries of the Parent and of the Company (the “Covered Parties”) for acts or omissions occurring on or prior to the Effective Time. The Tail Policy shall be on terms no less favorable than the Parent’s existing directors’ and officers’ liability insurance policy, including with respect to coverage limits, policy terms, and insurer rating, and shall be issued by Parent’s current primary insurer or an insurer with the same or higher A.M. Best rating as the current primary insurer. Parent shall provide written evidence to Seller and to the Company and the other parties hereto of the purchase or endorsement of the Tail Policy, including proof of payment and policy terms. The Tail Policy shall be maintained without interruption for the full 6‑year period, and the Parent shall not terminate or modify it in a manner that would adversely affect any Covered Party. Nothing in this Agreement shall be construed to release, waive, or impair any rights to indemnification or claims under any existing or future D&O insurance policy covering the Covered Parties. The indemnification provided under this covenant is in addition to, and not in substitution for, any such claims.

(d)Parent shall pay all reasonable, itemized expenses, including reasonable attorneys’ fees, that are incurred by the persons referred to in this Section 5.6 in connection with their successful enforcement of their rights provided in this Section 5.6.

(e)The provisions of this Section 5.6 are intended to be in addition to the rights otherwise available to the current and former officers and directors of Parent and the Company, as applicable, by law, charter, statute, bylaw or agreement, and shall operate for the benefit of, and shall be enforceable by, each of the D&O Indemnified Parties, their heirs and their Representatives. In addition to the rights provided by this Agreement, to the extent that current and former officers and directors of Parent and the Company have existing rights under any agreement between such officer or director and Parent or the Company, as applicable, with respect to indemnification, Parent shall cause the Surviving Corporation to honor such agreement in accordance with its terms and to indemnify such officer or director to the maximum extent possible under this Agreement as well as such other agreement.

(f)In the event Parent or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall succeed to the obligations set forth in this Section 5.6.

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5.7Additional Agreements.

(a)The Parties shall use commercially reasonable efforts to cause to be taken all actions necessary to consummate the Contemplated Transactions. Without limiting the generality of the foregoing, each Party to this Agreement: (i) shall make all filings and other submissions (if any) and give all notices (if any) required to be made and given by such Party in connection with the Contemplated Transactions; (ii) shall use commercially reasonable efforts to obtain each Consent (if any) reasonably required to be obtained (pursuant to any applicable Legal Requirement or Contract, or otherwise) by such Party in connection with the Contemplated Transactions or for such Contract to remain in full force and effect; (iii) shall use commercially reasonable efforts to lift any injunction prohibiting, or any other legal bar to, the Contemplated Transactions; and (iv) shall use commercially reasonable efforts to satisfy the conditions precedent to the consummation of this Agreement.

(b)Notwithstanding anything to the contrary contained in this Agreement, no Party shall have any obligation under this Agreement: (i) to dispose of or transfer or cause any of its Subsidiaries to dispose of or transfer any assets; (ii) to discontinue or cause any of its Subsidiaries to discontinue offering any product or service; (iii) to license or otherwise make available, or cause any of its Subsidiaries to license or otherwise make available to any Person any Intellectual Property; (iv) to hold separate or cause any of its Subsidiaries to hold separate any assets or operations (either before or after the Closing Date); (v) to make or cause any of its Subsidiaries to make any commitment (to any Governmental Authority or otherwise) regarding its future operations; or (vi) to contest any Legal Proceeding or any order relating to the Merger or any of the other Contemplated Transactions if such Party determines in good faith that contesting such Legal Proceeding or order might not be advisable. For the avoidance of doubt, nothing in this Section 5.7 shall require Parent to consummate the Financing on terms other than those determined by Parent in good faith and in a manner consistent with this Agreement.

5.8Disclosure. Without limiting any of either Party’s obligations under the Confidentiality Agreement, each Party shall not, and shall not permit any of its Subsidiaries or any Representative of such Party to, issue any press release or make any disclosure (to any customers or employees of such Party, to the public or otherwise) regarding the Contemplated Transactions unless: (a) the other Party shall have approved such press release or disclosure in writing, such approval not to be unreasonably conditioned, withheld or delayed; or (b) such Party shall have determined in good faith, upon the advice of outside legal counsel, that such disclosure is required by applicable Legal Requirements and, to the extent practicable and legally permitted, before such press release or disclosure is issued or made, such Party advises the other Party of, and consults with the other Party regarding, the text of such press release or disclosure; provided, however, that each of the Company and Parent may make any public statement in response to specific questions by the press, analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are consistent with previous press releases, public disclosures or public statements made by the Company or Parent in compliance with this Section 5.8. Notwithstanding the foregoing, Parent may make such disclosures, filings, press releases and communications as Parent reasonably determines are necessary or advisable in connection with the Registration Statement on Form S-1, the Parent Schedule 14C, the Required Parent Stockholder Consent, Nasdaq compliance, the Financing, any securities Law or stock exchange requirement, or any financing marketing process, subject to consultation with the Company and Seller to the extent reasonably practicable and legally permitted. Notwithstanding the foregoing, a Party need not consult with any other Parties in connection with such portion of any press release, public statement or filing to be issued or made (i) with respect to any Acquisition Proposal or Parent Board Adverse Recommendation Change, as applicable, and (ii) with respect to Parent only, pursuant to Section 5.3(c).

5.9Listing. Prior to the Effective Time, Parent shall use commercially reasonable efforts to: (a) cause the Consideration Shares, the Financing Shares, the Financing Warrants (if listed), the Financing Warrant Shares, and any Advisor Shares to be issued at or prior to Closing, to be approved for listing on Nasdaq, subject only to official notice of issuance; and (b) maintain the listing of Parent Common Stock on Nasdaq through the Effective Time and, to the extent required by the rules and regulations of Nasdaq, obtain approval of the listing of the Continuing Corporation on Nasdaq. The Company and Seller shall cooperate with Parent as reasonably requested by Parent with respect to any Nasdaq listing application, including as may be required by Nasdaq Marketplace Rule 5110, including by promptly furnishing all information concerning the Company, Seller and their respective equity holders as Parent may reasonably request in connection therewith.

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5.10Tax Matters.

Parent, Merger Sub and the Company shall use their respective commercially reasonable efforts to cause the Merger to qualify, and agree not to, and not to permit or cause any Affiliate or any Subsidiary to, take any actions or cause any action to be taken which would reasonably be expected to prevent the Merger from qualifying, as a “reorganization” under Section 368(a) of the Code.

(a)This Agreement is intended to constitute, and the Parties hereby adopt this Agreement as, a “plan of reorganization” within the meaning of Treasury Regulations section 1.368-2(g). Each of the Parties intends that the Merger shall qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The Parties shall treat and shall not take (and shall cause their respective Affiliates to treat and not take) any Tax reporting position inconsistent with the treatment of the Merger as a reorganization within the meaning of Section 368(a) of the Code for U.S. federal, state and other relevant Tax purposes, unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code. The Company and Parent will reasonably cooperate with each other to document and support the intentions of the Parties that the Merger qualify as a “reorganization” within the meaning of Section 368(a) of the Code, including providing to each other on or prior to the Closing customary representation letters typically provided as the basis for a legal opinion with respect thereto.

(b)Parent (or the Company, to the extent required by law) will prepare and file, or cause to be prepared and filed, all income Tax Returns of Parent or any of its Subsidiaries to be filed for any Tax period ending on or before the Closing Date and the portion of any Straddle Period through the Closing Date the due date of which (taking into account extensions) is after the Closing Date.

5.11Legends. Parent shall be entitled to place appropriate legends and stop transfer instructions on any certificated or uncertificated book-entry shares of Parent Common Stock issued pursuant to this Agreement to reflect: (a) any restrictions arising under applicable securities Laws; (b) any restrictions applicable to any Person who may be considered an affiliate of Parent for purposes of Rules 144 and 145 under the Securities Act; and (c) the restrictions contained in the Lock-Up Agreement.

5.12Cooperation. Each Party shall cooperate reasonably with the other Party and shall provide the other Party with such assistance as may be reasonably requested for the purpose of facilitating the performance by each Party of its respective obligations under this Agreement, to cause the Closing to occur as promptly as reasonably possible and to enable the combined entity to continue to meet its obligations following the Closing. Without limiting the foregoing, the Parties shall reasonably cooperate with one another in connection with (i) the prompt preparation and filing of the Registration Statement on Form S-1, (ii) the prompt preparation and filing of the Parent Schedule 14C, (iii) the timely completion of the Required Company Financials, (iv) the timely consummation of the Financing and (v) the timely preparation and submission of any Nasdaq listing application.

5.13Directors and Officers.

(a)Prior to the Effective Time, but effective as of the Effective Time, the Parent Board of Directors shall take all actions necessary to appoint or elect the board designees identified by Seller in accordance with this Section 5.13 and set forth in Company Disclosure Schedule. Immediately after the Effective Time, the Parent Board of Directors shall consist of five (5) members, four (4) of whom shall be designated by Seller (each, a “Seller Director”), one (1) of whom shall serve as Chairperson of the board of directors of Parent, and one (1) of whom shall be designated by the holders of a majority of the shares of Parent Common Stock held by Pre-Closing Parent Stockholders (the “Pre-Closing Parent Stockholder Director”).

(b)One of the Seller Directors designated pursuant to Section 5.13(a)(i) shall serve as Chairperson of the Parent Board of Directors.

(c)Subject to the terms and conditions of an employment agreement in form and substance satisfactory to the Parties (acting reasonably), one of the Seller Directors designated pursuant to Section 5.13(a) shall serve as Chief Executive Officer of Parent.

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(d)For a period of twelve (12) months after the Closing, for so long as the Pre-Closing Parent Stockholders collectively hold at least five percent (5%) of the total issued and outstanding Parent Common Stock (the “Stockholder Director Ownership Threshold”), the Pre-Closing Parent Stockholders shall have the exclusive right to designate one (1) member of the Parent Board of Directors to hold the Pre-Closing Parent Stockholder Board Seat. The Pre-Closing Parent Stockholder Director shall be designated by the holders of a majority of the shares of Parent Common Stock held by Pre-Closing Parent Stockholders. Any vacancy in the Pre-Closing Parent Stockholder Board Seat shall be filled only by a nominee designated by the holders of a majority of the shares of Parent Common Stock held by Pre-Closing Parent Stockholders. During any period in which the Pre-Closing Parent Stockholder Board Seat is vacant and a replacement has not yet been appointed: (A) the Parent shall not issue any New Equity Securities (each, a “Prohibited Issuance”) (other than Permitted Equity Issuances under clauses (i), (iii) and (iv) of Section 5.23(a)); and (B) any Pre-Closing Parent Stockholder or group of Pre-Closing Parent Stockholders holding at least five percent (5%) of the outstanding shares of Parent Common Stock shall have standing to seek injunctive relief from any court of competent jurisdiction to prevent any Prohibited Issuance pending the appointment of a replacement. Parent shall include the Pre-Closing Parent Stockholder Director nominee on the Parent Board of Directors’ slate of nominees for election at each annual meeting of stockholders and shall recommend such nominee for election. This Section 5.13(d) shall survive the Closing and shall not be amended, modified or waived without the prior written consent of the holders of a majority of the shares of Parent Common Stock held by Pre-Closing Parent Stockholders. For clarity, if the Pre-Closing Parent Stockholders ownership at any time falls below the Stockholder Director Ownership Threshold, this right shall expire and will not be reinstated if the Pre-Closing Parent Stockholders increase their ownership above the Stockholder Director Ownership Threshold thereafter.

(e)During the Equity Moratorium Period, the Pre-Closing Parent Stockholder Director may not be removed from the Parent Board of Directors except: (i) by the affirmative vote of a majority of the shares of Parent Common Stock held by Pre-Closing Parent Stockholders, voting as a separate group (and not by any other stockholders), at a meeting duly called for such purpose or by written consent; or (ii) for Cause, by the affirmative vote of not less than sixty-six and two-thirds percent (66⅔%) of the total voting power of all outstanding shares of Parent Common Stock entitled to vote thereon. Seller shall not, and shall cause its Affiliates not to, vote any shares of Parent Capital Stock in favor of the removal of the Pre-Closing Parent Stockholder Director except as permitted by clause (ii) of this Section 5.13(e). For purposes of this Section 5.13(e), “Cause” means (A) a conviction of, or plea of guilty or nolo contendere to, a felony or a crime involving fraud, dishonesty or moral turpitude, (B) willful misconduct or gross negligence in the performance of duties as a director of Parent, as determined by a final, non-appealable order of a court of competent jurisdiction, or (C) a material breach of fiduciary duty to Parent or its stockholders, as determined by a final, non-appealable order of a court of competent jurisdiction.

(f)  During the Equity Moratorium Period, Seller agrees to vote, and to cause its Affiliates to vote, all shares of Parent Capital Stock held by Seller and its Affiliates: (i) in favor of the election and re-election of the Pre-Closing Parent Stockholder Director designated by the Pre-Closing Parent Stockholders pursuant to this Section 5.13; (ii) against the removal of the Pre-Closing Parent Stockholder Director except as permitted by Section 5.13(e)(ii); and (iii) in compliance with the terms and conditions of the Seller Voting Agreement. The Pre-Closing Parent Stockholders executing the Seller Voting Agreement, agree to vote, and to cause their respective Affiliates to vote, all shares of Parent Capital Stock held by them and their Affiliates in favor of the election and re-election of each Seller Director designated by Seller pursuant to this Section 5.13 during the Equity Moratorium Period. This voting commitment is a material inducement to Parent’s willingness to enter into this Agreement and shall be specifically enforceable by the Pre-Closing Parent Stockholders directly in accordance with Section 5.23(d). Seller’s voting commitments under this Section 5.13(f) shall also be set forth in the Seller Voting Agreement and shall be enforceable thereunder as an independent obligation.

(g)During the Equity Moratorium Period, the holder of the Pre-Closing Parent Stockholder Board Seat shall have the right to: (i) call meetings of the Parent Board of Directors upon not less than forty-eight (48) hours’ notice to all directors; (ii) receive all materials, reports, financial statements, capitalization tables, board packages and other information distributed to any member of the Parent Board of Directors or any committee thereof, contemporaneously with such distribution; (iii) retain independent legal counsel at the expense of Parent; and (iv) place items on the agenda of any meeting of the Parent Board of Directors to the extent such items relate to any matter within the scope of Section 5.23 or this Section 5.13.

(h)The provisions of Sections 5.13(d) through 5.13(g) shall expire automatically upon the later of (A) the expiration of the Equity Moratorium Period and (B) the date on which the Pre-Closing Parent Stockholders cease to satisfy the Stockholder Director Ownership Threshold. Following such expiration, the composition, governance and removal provisions applicable to the Parent Board of Directors shall be governed by Parent’s constating documents and applicable Law.

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5.14Section 16 Matters. Prior to the Effective Time, Parent shall take all such steps as may be required to cause any acquisitions of Parent Common Stock and any options to purchase Parent Common Stock resulting from the Merger, by each individual who is reasonably expected to become subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Parent, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

5.15Reverse Split. Parent may, with Company and Seller’s consent which is not to be unreasonably withheld, conditioned, or delayed, determine to seek stockholder approval of a reverse stock split of Parent Common Stock if Parent reasonably determines that such reverse stock split is necessary or advisable in connection with Nasdaq compliance, the Financing or the Contemplated Transactions.

5.16Covenants Regarding Financing.

(a)Parent shall use commercially reasonable efforts to consummate the Financing, on or before the Closing Date.

(b)Parent and Seller shall agree over the structure, marketing, pricing, allocation, timing, definitive documentation and other terms of the Financing, subject to the terms of this Agreement and applicable Law. Notwithstanding the foregoing, each Financing Unit sold in the Financing must convert at or before the Closing into one (1) Financing Share and no more than one (1) Financing Warrant with an exercise duration of no greater than six (6) months and featuring an exercise price of ten dollars ($10) per Financing Warrant Share, such Financing Warrant being exercisable for cash only.  Each Financing Unit must be sold at a price of at least three dollars ($3) per Financing Unit, and shall not include any anti-dilution price protection or other provisions that have the effect of increasing the number of shares issuable upon exercise thereof (e.g., exploding share feature) other than for standard mathematical adjustments due to share combinations or share dividends or splits.

(c)Parent shall keep the Company and Seller reasonably informed of the status of the Financing and shall promptly notify the Company and Seller of any event or circumstance that would reasonably be expected to prevent, materially delay or materially impair the consummation of the Financing.

(d)Parent shall not amend, waive, modify or terminate the Financing in a manner that would reduce the gross proceeds of the Financing below $10,000,000 or increase the number of shares of Parent Common Stock comprising the share component of the Financing Units issued in the Financing above 5,000,000 without the prior written consent of Seller, such consent not to be unreasonably withheld, conditioned or delayed. No proceeds of the Financing, and no other cash of Parent, the Company, Merger Sub or the Surviving Corporation, shall be used, directly or indirectly, to repay, satisfy or settle any Seller Debt.

5.17Termination of Certain Agreements and Seller Debt. The Company shall use its commercially reasonable efforts to terminate at or prior to the Effective Time those agreements set forth in Company Disclosure Schedule (collectively, the “Investor Agreements”). Without limiting the foregoing, at least one (1) Business Day prior to the Closing, Seller shall cause all Seller Debt to be, as elected by Seller and set forth on Part 2.4(f) of the Company Disclosure Schedule, either (a) irrevocably forgiven, canceled and released in full without any payment by the Company, Parent, Merger Sub or the Surviving Corporation, or (b) contributed to the capital of the Company, in each case effective immediately prior to the Effective Time. Seller shall deliver to Parent, prior to the Closing, executed cancellation, release and/or capital contribution documentation, in form and substance reasonably satisfactory to Parent, evidencing the same, together with copies of any cancelled promissory notes or other instruments evidencing such Seller Debt. Seller and the Company shall cause all notes and other instruments evidencing Seller Debt to be cancelled at or prior to the Effective Time. Parent shall deliver to Seller, at least one (1) Business Day prior to the Closing, the First Finance Waiver, duly executed by First Finance Ltd., in form and substance reasonably satisfactory to Seller.

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5.18Certificates.

(a)At least two (2) Business Days prior to the anticipated Closing Date, the Company shall deliver to Parent a certificate signed by the Chief Executive Officer of the Company, on behalf of the Company and not in his or her personal capacity, certifying: (i) that Seller is the sole record and beneficial owner of all of the issued and outstanding Company Capital Stock; (ii) the number of shares of Company Capital Stock outstanding immediately prior to the Effective Time; and (iii) the absence of any outstanding Company Options, Company RSUs, Company Warrants or other Company Equity Securities.

(b)At least two (2) Business Days prior to the anticipated Closing Date, Parent shall deliver to the Company and Seller a certificate signed by the Chief Executive Officer or Chief Financial Officer of Parent, on behalf of Parent and not in his or her personal capacity, certifying that Parent has, or upon substantially concurrent consummation of the Financing, will have Parent Net Cash that meets or exceeds the Parent Net Cash Requirement of at least $50,000, excluding the net proceeds of the Financing.

(c)At least two (2) Business Days prior to the anticipated Closing Date, the Company shall deliver to Parent a certificate signed by the Chief Executive Officer of the Company, on behalf of the Company and not in his or her personal capacity, certifying that, as of the anticipated Closing Date and after giving effect to the transactions contemplated by Section 5.17, (i) neither the Company nor any Company Subsidiary has any indebtedness for borrowed money, notes payable, loans, advances or other similar obligations, (ii) no Seller Debt remains outstanding and (iii) the only Liabilities of the Company and the Company Subsidiaries are ordinary course accounts payable and accrued operating expenses incurred in the Ordinary Course of Business consistent with past practice and not owing to Seller or any Affiliate of Seller.

5.19Litigation. From and after the date of this Agreement until the earlier of the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Article 9, Parent shall as promptly as reasonably practicable (but no later than within two (2) Business Days of receipt of learning about potential Transaction Litigation) notify the Company and Seller in writing of, shall keep the Company and Seller informed on a reasonably prompt basis regarding any such Transaction Litigation, and shall give the Company and Seller the opportunity to participate in the defense and settlement of, any Transaction Litigation (including by allowing the Company and Seller to offer comments or suggestions with respect to such Transaction Litigation, which Parent shall consider in good faith). Parent shall give the Company and Seller the opportunity to consult with counsel to Parent regarding the defense and settlement of any such Transaction Litigation, and in any event Parent shall not settle or compromise any Transaction Litigation without the prior written consent of the Company and Seller, which consent shall not be unreasonably withheld, conditioned or delayed, if such settlement or compromise would: (i) enjoin or otherwise materially impair the consummation of the Contemplated Transactions; (ii) impose any material non-monetary obligation on the Company, Seller or the Surviving Corporation; or (iii) contain any admission of wrongdoing by the Company, Seller or any D&O Indemnified Party. Without otherwise limiting the D&O Indemnified Parties’ rights with regard to the right to counsel, and notwithstanding anything to the contrary in any indemnification agreements Parent has entered into, following the Effective Time, the D&O Indemnified Parties shall be entitled to continue to retain Goodwin Procter LLP or such other counsel selected by such D&O Indemnified Parties prior to the Effective Time to defend any Transaction Litigation on behalf of, and to the extent such Transaction Litigation is against, the D&O Indemnified Parties.

5.20Information Rights. For so long as Seller or any of its Affiliates holds any equity interest in Parent, Parent shall promptly provide to Seller such customary public-company information regarding Parent and its Subsidiaries as Seller may reasonably request to enable Seller to comply with its applicable SEC disclosure obligations, subject to applicable Law and customary confidentiality protections.

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5.21ThinkEquity Fee. At the Closing, Parent shall cause to be paid, from the proceeds of the Contemplated Transactions, as applicable and as agreed by the Parties, to ThinkEquity LLC a cash fee equal to five percent (5%) of the product of (a) the aggregate number of Consideration Shares issued to Seller and any other recipients of Consideration Shares pursuant to this Agreement and (b) the per-share price of Parent Common Stock sold in the Financing, in each case in accordance with the terms of the ThinkEquity engagement letter set forth in the Company Disclosure Schedule provided that the cash fee payable to ThinkEquity LLC shall not exceed $1,875,000. This fee shall include any fee that may be payable by CLRO to ThinkEquity LLC in conjunction with the Financing and no additional fee shall be provided for the financing.

5.22Advisor Shares. At or prior to the Closing, Parent may issue Advisor Shares to the Persons identified in Part 3.21 of the Parent Disclosure Schedule, provided, however, that the aggregate number of Advisor Shares issued pursuant to this Agreement shall not exceed 855,000 shares of Parent Common Stock immediately following the Effective Time, calculated in a manner consistent with Part 5.22 of the Parent Disclosure Schedule. For the avoidance of doubt, the First Finance Waiver shall apply solely to any right of First Finance Ltd. or its Affiliates to receive value in respect of warrants held by it or them and shall not impair any right to receive Advisor Shares expressly provided for in this Agreement or the Parent Disclosure Schedule.

5.23Equity Moratorium.

(a)During the period commencing on the Closing Date and ending on the date that is the earlier of (i) the date that is 12 months after the Closing Date or (ii) the date on which the number of shares owned by the Pre-Closing Parent Stockholders is less than five percent (5%) of the then total number of outstanding shares of Parent Common Stock (the “Equity Moratorium Period”), provided that if the gross proceeds of the Financing, including the exercise of any Financing Warrants, does not exceed $25,000,000 as of the Financing Warrants Expiration Date, then the Equity Moratorium Period will end on the Financing Warrants Expiration Date, Parent shall not, and shall not permit any of its Subsidiaries (including the Surviving Corporation) to, directly or indirectly, issue, sell, grant, pledge, transfer or otherwise dispose of, or authorize the issuance, sale, grant, pledge, transfer or other disposition of, any shares of Parent Common Stock or other equity securities of Parent, or any options, warrants, restricted stock units, deferred stock units, convertible securities, stock appreciation rights, phantom equity or other rights to acquire any equity securities of Parent or any Subsidiary (collectively, “New Equity Securities”), except for the following (collectively, “Permitted Equity Issuances”):

(i)   shares of Parent Common Stock issuable upon the valid exercise of Parent Options or Parent Warrants, including the Financing Warrants issued as part of the Financing Units in the Financing, or the valid settlement or vesting of Parent RSUs or Parent RSAs, in each case outstanding as of the Effective Time and in accordance with their terms as in effect on the Closing Date, and the issuance of shares in connection with cashless exercises thereof and sales of shares solely to satisfy tax withholding obligations; provided, that the aggregate number of shares of Parent Common Stock issuable upon exercise of the Financing Warrants shall not exceed the number of Financing Units issued in the Financing;

(ii)the Permitted Closing Option Grant expressly permitted by Section 5.5(b), on the terms and conditions set forth therein and in Part 5.5 of the Parent Disclosure Schedule;

(iii)shares of Parent Common Stock issued in connection with a stock split, stock dividend, recapitalization, reclassification or similar event affecting all holders of Parent Common Stock on a pro rata basis without exception, approved by the Parent Board of Directors (including the affirmative vote of the Pre-Closing Parent Stockholder Director);

(iv)shares of Parent Common Stock issued as direct consideration in a bona fide arm’s-length merger, acquisition, business combination, joint venture, strategic alliance or similar transaction (and not as compensation to employees, consultants or service providers of Parent or any of its Subsidiaries) approved by the Parent Board of Directors (including the affirmative vote of the Pre-Closing Parent Stockholder Director), provided that (A) the aggregate number of shares so issued during the Equity Moratorium Period shall not exceed 10% of the total issued and outstanding Parent Common Stock as of the Effective Time, and (B) to the extent any such transaction involves Seller or any Affiliate of Seller as a counterparty, such transaction shall require the prior written approval of the holders of a majority of the shares of Parent Common Stock held by the Pre-Closing Parent Stockholders, voting as a separate group, and the terms of such transaction shall be no less favorable to Parent than would be obtained in an arm’s-length transaction with an unaffiliated third party;

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(v)shares of Parent Common Stock or other securities required to be issued by applicable Law, any Order of a court of competent jurisdiction or any Governmental Body, or any binding contractual obligation of Parent existing as of the Closing Date and disclosed on Schedule 5.23; and

(vi)such other issuances as may be approved by the affirmative vote of the holders of a majority of the outstanding shares of Parent Common Stock held by the Pre-Closing Parent Stockholders, voting as a separate group, after such holders have determined in good faith that such issuance is in the best interests of Parent and the Pre-Closing Parent Stockholders.

(b)Any issuance of New Equity Securities during the Equity Moratorium Period that is not a Permitted Equity Issuance shall require the prior approval of (i) the Parent Board of Directors (including the affirmative vote of the Pre-Closing Parent Stockholder Director) and (ii) the holders of not less than sixty-six and two-thirds percent (66⅔%) of the total voting power of all outstanding shares of Parent Common Stock entitled to vote thereon, voting together as a single class.

(c)Equity Plan Restrictions. During the Equity Moratorium Period:

(i)   neither Parent nor any of its Subsidiaries (including the Surviving Corporation) shall adopt any new equity incentive plan, stock option plan, stock purchase plan, profit-sharing plan, phantom equity plan, stock appreciation rights plan or any other plan, program or arrangement providing for equity-based or equity-linked compensation (collectively, “Equity Plans”);

(ii)neither Parent nor any of its Subsidiaries shall amend, supplement or modify any existing Equity Plan to (A) increase the number of shares reserved for issuance thereunder, (B) expand the class of persons eligible to receive awards thereunder, (C) permit the repricing, exchange or cash buyout of outstanding awards, or (D) extend the term or modify the vesting schedule of any outstanding award in a manner that would be more favorable to the holder thereof than the terms in effect as of the Closing Date; and

(iii)the restrictions in clauses (i) and (ii) of this Section 5.23(c) may not be waived or modified except with the prior written consent of the holders of a majority of the outstanding shares of Parent Common Stock held by the Pre-Closing Parent Stockholders, voting as a separate group.

(d)Third-Party Beneficiary Rights; Enforcement.

(i)The provisions of this Section 5.23 and Sections 5.13(d) through 5.13(g) are intended for the benefit of, and shall be enforceable by, the Pre-Closing Parent Stockholders as express third-party beneficiaries of this Agreement. The rights of the Pre-Closing Parent Stockholders under this Section 5.23 and Sections 5.13(d) through 5.13(g) shall not be modified, amended or waived without the prior written consent of the holders of a majority of the outstanding shares of Parent Common Stock held by the Pre-Closing Parent Stockholders, and any purported modification, amendment or waiver without such consent shall be void and of no force or effect.

(ii)Any Pre-Closing Parent Stockholder holding, individually or together with other Pre-Closing Parent Stockholders acting in concert, not less than five percent (5%) of the outstanding shares of Parent Common Stock in the aggregate as of the date of enforcement (the “Enforcement Threshold”), shall have the right to enforce the provisions of this Section 5.23 and Sections 5.13(d) through 5.13(g) directly against Parent, Seller or any other party to this Agreement, including by seeking specific performance, injunctive relief, damages or any other remedy available at Law or in equity, provided that once the Pre-Closing Parent Stockholders collectively own less than five percent (5%) of the outstanding shares of Parent Common Stock this Enforcement Threshold cannot be regained by purchasing new shares.

(iii)Any Pre-Closing Parent Stockholder or group of Pre-Closing Parent Stockholders meeting the Enforcement Threshold may enforce the provisions of this Section 5.23 and Sections 5.13(d) through 5.13(g) directly, without the need for prior notice to, or approval by, any committee, director or other intermediary.

(iv)(iv) Parent shall reimburse the reasonable and documented out-of-pocket legal fees and expenses incurred by any Pre-Closing Parent Stockholder in successfully enforcing the provisions of this Section 5.23 and Sections 5.13(d) through 5.13(g), as determined by a court of competent jurisdiction in a final, non-appealable order.

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(e)Remedies.

(i)The Parties acknowledge and agree that the Pre-Closing Parent Stockholders would be irreparably harmed by any breach of this Section 5.23 or Sections 5.13(d) through 5.13(g), that monetary damages alone would not be an adequate remedy for such breach, and that specific performance and injunctive relief are appropriate remedies to enforce such provisions. Accordingly, in the event of any actual or threatened breach of this Section 5.23 or Sections 5.13(d) through 5.13(g), the Pre-Closing Parent Stockholders meeting the Enforcement Threshold shall be entitled to seek and obtain specific performance and temporary, preliminary and permanent injunctive relief from any court of competent jurisdiction, without the necessity of proving actual damages or posting any bond or other security.

(ii)Any issuance of New Equity Securities made in violation of this Section 5.23 shall be voidable at the election of the holders of a majority of the outstanding shares of Parent Common Stock held by the Pre-Closing Parent Stockholders, voting as a separate group, as against the recipient(s) thereof; provided that this clause (ii) shall not apply to the extent the recipient is a bona fide third-party purchaser for value who acquired the applicable securities in an open market transaction or a registered public offering without actual knowledge of the violation.

(iii)In addition to the remedies set forth in clauses (i) and (ii) of this Section 5.23(e), in the event of any Prohibited Issuance, Seller shall indemnify and hold harmless each Pre-Closing Parent Stockholder for any and all damages, losses and diminution in value suffered by such Pre-Closing Parent Stockholder as a direct result of the dilution caused by such Prohibited Issuance, calculated as the difference between (A) the value of such Pre-Closing Parent Stockholder’s shares of Parent Common Stock immediately prior to the Prohibited Issuance (based on the closing price of Parent Common Stock on the trading day immediately preceding the Prohibited Issuance) and (B) the value of such Pre-Closing Parent Stockholder’s shares of Parent Common Stock immediately following the Prohibited Issuance (based on the closing price of Parent Common Stock on the first full trading day following public disclosure of the Prohibited Issuance), multiplied by the number of shares of Parent Common Stock held by such Pre-Closing Parent Stockholder as of immediately prior to the Prohibited Issuance.

(iv)The remedies set forth in this Section 5.23(e) are cumulative and not exclusive of any other remedies available at Law or in equity.

(f)  This Section 5.23 shall survive the Closing and shall remain in full force and effect until the expiration of the Equity Moratorium Period. For the avoidance of doubt, the provisions of Section 10.1 (Non-Survival) shall not limit the survival of this Section 5.23 during the Equity Moratorium Period.

(g)The restrictions set forth in this Section 5.23 shall be binding on Parent and the Surviving Corporation and shall not be amended, modified or waived without the prior written consent of the holders of a majority of the shares of Parent Common Stock held by Pre-Closing Parent Stockholders.

(h)For the avoidance of doubt, the Equity Moratorium shall not restrict the ability of any stockholder of Parent, including Seller, to sell, transfer or otherwise dispose of shares of Parent Common Stock held by such stockholder, subject to the Lock-Up Agreement and applicable securities Laws.

(i)Parent shall include in each annual and quarterly report filed with the SEC during the Equity Moratorium Period a disclosure of the number of shares of Parent Common Stock issued during such period, the basis for each such issuance, and whether each such issuance constituted a Permitted Equity Issuance. Parent shall, within five (5) Business Days following any Permitted Equity Issuance (other than issuances under clauses (i), (ii) and (iii) of Section 5.23(a)), file a Current Report on Form 8-K (or equivalent public disclosure) disclosing the material terms of such issuance, including the number of shares issued, the price per share, the identity of the recipient(s) (unless confidential treatment is required by applicable Law), and the specific clause of Section 5.23(a) pursuant to which such issuance was made. Parent shall simultaneously provide a copy of such disclosure to the holder of the Pre-Closing Parent Stockholder Board Seat and, to the extent reasonably practicable, to each Pre-Closing Parent Stockholder of record.

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5.24Seller Voting Agreement.

(a)As a condition to the Closing, Seller shall execute and deliver to Parent, concurrently with the Closing, a Seller Voting Agreement, in form and substance reasonably satisfactory to Parent and Seller, pursuant to which Seller shall agree, for so long as Seller and its controlled Affiliates collectively hold shares of Parent Common Stock representing more than fifty percent (50%) of the total voting power of all outstanding shares of Parent Common Stock (the “Seller Voting Agreement Period”), as follows:

(i)Seller shall vote, and shall cause its controlled Affiliates to vote, all shares of Parent Common Stock held by Seller and its controlled Affiliates in favor of the election of the Pre-Closing Parent Stockholder Director nominee designated by the holders of a majority of the shares of Parent Common Stock held by Pre-Closing Parent Stockholders, at each annual or special meeting of stockholders at which directors are to be elected, and in connection with any written consent of stockholders relating to the election of directors;

(ii)Seller shall not vote, and shall cause its controlled Affiliates not to vote, any shares of Parent Common Stock held by Seller or its controlled Affiliates in favor of the removal of the Pre-Closing Parent Stockholder Director, except for Cause as defined in Section 5.13(e);

(iii)Seller shall vote, and shall cause its controlled Affiliates to vote, all shares of Parent Common Stock held by Seller and its controlled Affiliates against any amendment, alteration or repeal of any provision of the articles of incorporation or bylaws of Parent that would eliminate, reduce or materially impair (A) the right of the Pre-Closing Parent Stockholders to designate or nominate the Pre-Closing Parent Stockholder Director, (B) the Equity Moratorium, or (C) any other governance protection expressly established for the benefit of the Pre-Closing Parent Stockholders pursuant to this Agreement;

(iv)Seller shall not vote, and shall cause its controlled Affiliates not to vote, any shares of Parent Common Stock held by Seller or its controlled Affiliates in favor of any issuance of New Equity Securities during the Equity Moratorium Period that is not a Permitted Equity Issuance, unless such issuance has been approved by the Pre-Closing Parent Stockholder Director; and

(v)Seller shall not enter into any voting trust, proxy, stockholders agreement or other arrangement or understanding with respect to the voting of any shares of Parent Common Stock that would be inconsistent with the obligations set forth in this Section 5.24.

(b)The Seller Voting Agreement shall be a Transaction Document and shall be in a form mutually agreed to by Parent and Seller. The obligations of Seller under the Seller Voting Agreement shall be binding on Seller’s successors and permitted assigns and on any transferee of shares of Parent Common Stock from Seller or its Affiliates during the Seller Voting Agreement Period, and Seller shall cause any such transferee to execute a joinder to the Seller Voting Agreement as a condition to any such transfer.

(c)The Seller Voting Agreement shall terminate automatically and be of no further effect whatsoever upon the earlier of (i) the date on which Seller and its controlled Affiliates collectively cease to hold shares of Parent Common Stock representing more than fifty percent (50%) of the total voting power of all outstanding shares of Parent Common Stock, (ii) the Financing Warrants Expiration Date and (iii) the date on which the Pre-Closing Parent Stockholders collectively cease to hold five percent (5%) of all outstanding shares of Parent Common Stock.

(d)For the avoidance of doubt, nothing in this Section 5.24 or the Seller Voting Agreement shall restrict Seller’s right to vote on any matter not expressly addressed in this Section 5.24, or Seller’s right to sell, transfer or otherwise dispose of shares of Parent Common Stock, subject to the Lock-Up Agreement and applicable securities Laws.

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ARTICLE 6

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PARTY

The respective obligations of each Party to effect the Contemplated Transactions and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or, to the extent permitted by applicable Law and the terms of this Agreement, the written waiver by each of the Parties, at or prior to the Closing, of each of the following conditions:

6.1Effectiveness of Registration Statement. The Registration Statement on Form S-1 shall have become effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and remain in effect, and no proceeding for that purpose shall have been initiated or threatened by the SEC. The Parent Schedule 14C shall have been filed with the SEC in definitive form and the applicable waiting period under Rule 14c-2 of the Exchange Act shall have expired or been terminated. For the avoidance of doubt, this Section 6.1 shall be deemed satisfied if the registration statement or registration statements required to consummate the issuance of the Consideration Shares and the Financing have become effective and the Parent Schedule 14C waiting period has expired or been terminated.

6.2 No Restraints. No temporary restraining order, preliminary or permanent injunction, judgment, decree or other Order issued by any court of competent jurisdiction or other Governmental Body of competent jurisdiction preventing the consummation of the Contemplated Transactions shall be in effect, and there shall be no applicable Legal Requirement making the consummation of the Contemplated Transactions illegal.

6.3 Stockholder Approval. This Agreement, the Merger and the other transactions contemplated by this Agreement shall have been duly approved by Seller, in its capacity as the sole holder of all of the issued and outstanding Company Capital Stock entitled to vote thereon, and the Parent Stockholder Proposals shall have been duly approved by the Required Parent Stockholder Consent. For the avoidance of doubt, the Parent Voting Agreements required by this Agreement shall have been duly executed and delivered and shall remain in full force and effect as of the Closing.

6.4 Listing. Parent Common Stock shall have remained listed on Nasdaq from the date of this Agreement through the Closing Date, and Nasdaq shall have approved the listing of the Consideration Shares and the shares of Parent Common Stock to be issued in the Financing, and any Advisor Shares to be issued at or prior to Closing, in each case subject only to official notice of issuance.

6.5 Financing. The Financing shall have been consummated, or shall be consummated substantially concurrently with the Closing, and the aggregate gross proceeds of the Financing shall be not less than $10,000,000 and not more than $15,000,000. The aggregate number of shares of Parent Common Stock comprising the share component of the Financing Units issued in the Financing shall be not less than 2,500,000 and not more than 5,000,000.

ARTICLE 7
ADDITIONAL CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT AND MERGER SUB

The obligations of Parent and Merger Sub to consummate the Merger and the other Contemplated Transactions are subject to the satisfaction or written waiver by Parent, at or prior to the Closing, of each of the following conditions:

7.1 Accuracy of Representations. The representations and warranties of the Company and Seller contained in this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, except: (a) where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or to prevent, materially delay or materially impair the consummation of the Contemplated Transactions; (b) that the representations and warranties set forth in Sections 2.3, 2A.1, 2A.2 and 2.20 shall be true and correct in all respects, except for any de minimis inaccuracies; and (c) for those representations and warranties that address matters only as of a particular date, which shall be true and correct as of such date, subject to clauses (a) and (b). For purposes of determining the accuracy of such representations and warranties, any update of or modification to the Company Disclosure Schedule made or purported to have been made after the date of this Agreement shall be disregarded.

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7.2 Performance of Covenants. Each of the covenants and obligations in this Agreement that the Company or Seller is required to comply with or perform at or prior to the Closing shall have been complied with and performed in all material respects.

7.3 Documents. Parent shall have received the following agreements and other documents, each of which shall be in full force and effect where applicable:

(a) a certificate executed by the Chief Executive Officer of the Company, on behalf of the Company and not in his or her personal capacity, certifying that the conditions set forth in Sections 7.1, 7.2 and 7.4 have been satisfied;

(b) certified copies of the certificate of incorporation, bylaws and good standing certificate of the Company, together with a certificate of incumbency and certified resolutions of the Company Board of Directors approving this Agreement and the Contemplated Transactions;

(c) the Company Shareholder Written Consent, duly executed by Seller in its capacity as the sole holder of all of the issued and outstanding Company Capital Stock;

(d) written resignations, effective as of the Effective Time, from each officer and director of the Company who will not continue as an officer or director of the Surviving Corporation following the Effective Time;

(e) a certificate executed by the Chief Executive Officer of the Company, on behalf of the Company and not in his or her personal capacity, certifying that, as of immediately prior to the Effective Time and after giving effect to Section 5.17, (i) neither the Company nor any Company Subsidiary has any indebtedness for borrowed money, notes payable, loans, advances or other similar obligations, (ii) no Seller Debt remains outstanding and (iii) the only Liabilities of the Company and the Company Subsidiaries are ordinary course accounts payable and accrued operating expenses incurred in the Ordinary Course of Business consistent with past practice and not owing to Seller or any Affiliate of Seller;

(f) copies of all agreements, instruments and other documents evidencing the forgiveness, cancellation, release or contribution to capital of all Seller Debt pursuant to Section 5.17, together with evidence of the cancellation of any promissory notes or other instruments evidencing such Seller Debt, in each case in form and substance reasonably satisfactory to Parent;

(g) the Lock-Up Agreement executed by Seller, which shall remain in full force and effect as of immediately following the Effective Time;

(h) (i) an original signed statement from the Company that the Company is not, and has not been at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code, a “United States real property holding corporation,” as defined in Section 897(c)(2) of the Code, conforming to the requirements of Treasury Regulations Sections 1.1445-2(c)(3) and 1.897-2(h), and (ii) an original signed notice to be delivered to the IRS in accordance with Treasury Regulations Section 1.897-2(h)(2), together with written authorization for Parent to deliver such notice to the IRS on behalf of the Company following the Closing, each dated as of the Closing Date and duly executed by an authorized officer of the Company;

(i) evidence reasonably satisfactory to Parent that (i) the Parent Board of Directors has been duly reconstituted in accordance with Section 5.13(a), and (ii) the Pre-Closing Parent Stockholder Director has been confirmed and appointed, in each case effective as of the Closing;

(j) the Seller Voting Agreement, duly executed by Seller, in a form to be mutually agreed to by Parent and Seller; and

(k) a certificate executed by the Chief Executive Officer of the Company, on behalf of the Company and not in his or her personal capacity, certifying that, as of immediately prior to the Effective Time: (i) there are no outstanding Company RSUs, Company DSUs, or other deferred equity awards of the Company or any Company Subsidiary; (ii) all such awards, if any previously existed, have been cancelled, forfeited, settled or otherwise eliminated without any surviving payment or issuance obligation; (iii) except for the Permitted Closing Option Grant (if to be made effective as of the Closing), no commitment, whether written or oral, has been made by the Company or any Company Subsidiary to grant any option, restricted stock unit, deferred stock unit or other equity-based award or security following the Effective Time; and (iv) there are no Company Equity Securities outstanding other than those owned by the Seller.

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7.4 No Company Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any Company Material Adverse Effect that is continuing as of the Closing Date.

7.5 Termination of Investor Agreements and Seller Debt. The Investor Agreements listed in Company Disclosure Schedule shall have been terminated, waived or otherwise made inapplicable as of the Effective Time, in each case in a manner reasonably satisfactory to Parent. In addition, all Seller Debt shall have been irrevocably forgiven, canceled and released in full, or contributed to the capital of the Company, in each case in accordance with Section 5.17 and effective immediately prior to the Effective Time, and no Seller Debt shall remain outstanding as of immediately prior to the Effective Time.

7.6 Lock-Up Agreements. The Lock-Up Agreement executed by Seller shall be in full force and effect as of immediately following the Effective Time.

7.7 Nasdaq Approval. The initial listing application for the Continuing Corporation as the successor of the change in control resulting from the Contemplated Transactions shall have been approved by Nasdaq.

7.8 Seller Voting Agreement. The Seller Voting Agreement shall have been duly executed and delivered by Seller and shall be in full force and effect as of the Closing.

ARTICLE 8
ADDITIONAL CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY
The obligations of the Company and Seller to consummate the Merger and the other Contemplated Transactions are subject to the satisfaction or written waiver by the Company and Seller, at or prior to the Closing, of each of the following conditions:

8.1 Accuracy of Representations. The representations and warranties of Parent and Merger Sub contained in this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, except: (a) where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect or to prevent, materially delay or materially impair the consummation of the Contemplated Transactions; (b) that the representations and warranties set forth in Sections 3.3, 3.17 and 3.18 shall be true and correct in all respects, except for any de minimis inaccuracies; and (c) for those representations and warranties that address matters only as of a particular date, which shall be true and correct as of such date, subject to clauses (a) and (b). For purposes of determining the accuracy of such representations and warranties, any update of or modification to the Parent Disclosure Schedule made or purported to have been made after the date of this Agreement shall be disregarded.

8.2 Performance of Covenants. All of the covenants and obligations in this Agreement that Parent or Merger Sub is required to comply with or perform at or prior to the Closing shall have been complied with and performed in all material respects.

8.3 Documents. The Company and Seller shall have received the following documents, each of which shall be in full force and effect where applicable:

(a) a certificate executed by the Chief Executive Officer or Chief Financial Officer of Parent, on behalf of Parent and not in his or her personal capacity, certifying that the conditions set forth in Sections 8.1, 8.2 and 8.5 have been satisfied;

(b) certificates of good standing of Parent and Merger Sub in their jurisdictions of organization, certified charter documents, certificates as to the incumbency of officers and the adoption of resolutions of the board of directors of Parent and Merger Sub authorizing the execution of this Agreement and the consummation of the Contemplated Transactions;

(c) evidence reasonably satisfactory to the Company and Seller that the Financing has been consummated or will be consummated substantially concurrently with the Closing;

(d) the Parent Voting Agreements from holders of at least 50.1% of the issued and outstanding Parent Common Stock, if not previously delivered;

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(e) the First Finance Waiver, duly executed and delivered in accordance with this Agreement;

(f) evidence reasonably satisfactory to the Company and Seller that the board and officer changes contemplated by Section 5.13 will be effective as of the Effective Time, including the resignation of Parent’s then-current Chief Executive Officer and the appointment of Seller’s designee as Chief Executive Officer;

(g) the Required Parent Stockholder Consent shall become effective in accordance with applicable Legal Requirements; and

(h) such other customary closing certificates and documents as the Company or Seller may reasonably request to evidence the satisfaction of the conditions set forth in this Article 8.

8.4 Board of Directors. Parent shall have taken all actions necessary so that, effective as of the Effective Time, the board of directors and executive officers of Parent are constituted as set forth in Section 5.13.

8.5 No Parent Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any Parent Material Adverse Effect that is continuing as of the Closing Date.

8.6 Parent Net Cash Requirement. As of immediately prior to the Closing, Parent Net Cash shall meet or exceed the Parent Net Cash Requirement of at least Fifty Thousand Dollars ($50,000), excluding the net proceeds of the Financing.

8.7 Nasdaq Approval. The shares of Parent Common Stock to be issued as Consideration Shares and as the share component of the Financing Units issued in the Financing, the Financing Warrants comprising the warrant component of the Units issued in the Financing, the shares of Parent Common Stock issuable upon exercise of the Financing Warrants, and any Advisor Shares to be issued at or prior to the Closing pursuant to this Agreement, shall have been approved for listing on Nasdaq, subject only to official notice of issuance.

8.8 Seller Voting Agreement. The Seller Voting Agreement shall have been duly executed and delivered by Seller and shall be in full force and effect as of the Closing.

ARTICLE 9
TERMINATION

9.1 Termination. This Agreement may be terminated prior to the Effective Time (whether before or after approval of the Parent Stockholder Proposals by the Required Parent Stockholder Consent or before or after approval of this Agreement and the Merger by Seller, in its capacity as the sole holder of the Company Capital Stock, unless otherwise specified below):

(a) by mutual written consent duly authorized by Parent, the Company and Seller;

(b) by either Parent, on the one hand, or the Company or Seller, on the other hand, if the Closing shall not have occurred on or before one hundred eighty (180) days after the date of this Agreement (the “End Date”); provided, however, that if, as of the End Date, all of the conditions set forth in Articles 6, 7 and 8 shall have been satisfied or waived other than the effectiveness of the Registration Statement, the expiration of the Parent Schedule 14C waiting period or Nasdaq approval contemplated by Section 6.4, then Parent may extend the End Date one time for an additional thirty (30) days by written notice to the Company and Seller delivered on or prior to the original End Date; provided, further, that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not be available to any Party whose material breach of this Agreement or whose failure to perform has been the principal cause of, or resulted in, the failure of the Closing to occur on or before the End Date.

(c) by either Parent, on the one hand, or the Company or Seller, on the other hand, if any court of competent jurisdiction or other Governmental Body shall have issued a final and nonappealable Order permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger or the other Contemplated Transactions;

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(d) by the Company or Seller if Parent or Merger Sub shall have breached any representation, warranty, covenant or agreement contained in this Agreement, or if any representation or warranty of Parent or Merger Sub shall have become inaccurate, in either case such that the conditions set forth in Section 8.1 or Section 8.2 would not be satisfied as of the time of such breach or inaccuracy; provided, however, that neither the Company nor Seller may terminate this Agreement pursuant to this Section 9.1(d) if the Company or Seller, as applicable, is then in material breach of this Agreement such that any of the conditions set forth in Section 7.1 or Section 7.2 would not be satisfied; and provided, further, that if such breach or inaccuracy is curable by Parent or Merger Sub, then this Agreement shall not terminate pursuant to this Section 9.1(d) until the earlier of: (i) the expiration of thirty (30) days after written notice thereof is given by the Company or Seller to Parent; and (ii) Parent or Merger Sub ceasing to exercise commercially reasonable efforts to cure such breach or inaccuracy; it being understood that this Agreement shall not terminate pursuant to this Section 9.1(d) if such breach or inaccuracy is cured prior to such termination becoming effective;

(e) by Parent if the Company or Seller shall have breached any representation, warranty, covenant or agreement contained in this Agreement, or if any representation or warranty of the Company or Seller shall have become inaccurate, in either case such that the conditions set forth in Section 7.1 or Section 7.2 would not be satisfied as of the time of such breach or inaccuracy; provided, however, that Parent may not terminate this Agreement pursuant to this Section 9.1(e) if Parent is then in material breach of this Agreement such that any of the conditions set forth in Section 8.1 or Section 8.2 would not be satisfied; and provided, further, that if such breach or inaccuracy is curable by the Company or Seller, then this Agreement shall not terminate pursuant to this Section 9.1(e) until the earlier of: (i) the expiration of thirty (30) days after written notice thereof is given by Parent to the Company and Seller; and (ii) the Company or Seller ceasing to exercise commercially reasonable efforts to cure such breach or inaccuracy; it being understood that this Agreement shall not terminate pursuant to this Section 9.1(e) if such breach or inaccuracy is cured prior to such termination becoming effective; or

(f) by Parent if the Company Shareholder Written Consent shall not have been duly executed and delivered by Seller within two (2) Business Days after the execution of this Agreement.

The Party desiring to terminate this Agreement pursuant to this Section 9.1 (other than pursuant to Section 9.1(a)) shall give written notice of such termination to the other Parties, specifying the provision of this Agreement pursuant to which such termination is made and the basis therefor in reasonable detail.

9.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 9.1, this Agreement shall be of no further force or effect; provided, however, that (i) Section 5.8, this Section 9.2, Section 9.3, Article 10 and the Confidentiality Agreement shall survive the termination of this Agreement and shall remain in full force and effect, and (ii) the termination of this Agreement shall not relieve any Party for its fraud or from any liability for any Willful Breach of any representation, warranty, covenant, obligation or other provision contained in this Agreement. “Willful Breach” means a deliberate act or a deliberate failure to act, taken with actual knowledge that such act or failure to act would constitute or result in a material breach of this Agreement.

9.3 Expenses. Except as otherwise expressly set forth in this Agreement, each Party shall bear its own costs and expenses, including all legal, accounting, financial advisory, consulting and other professional fees and expenses, incurred in connection with the negotiation, execution and performance of this Agreement and the consummation of the Contemplated Transactions. For the avoidance of doubt, except in the case of Fraud or Willful Breach as provided in Section 9.2 or as otherwise set out in this Agreement, no Party shall be entitled to any termination fee, reverse termination fee, expense reimbursement or other payment from any other Party as a result of the termination of this Agreement.

ARTICLE 10
MISCELLANEOUS PROVISIONS

10.1 Non-Survival of Representations and Warranties. The representations and warranties of the Company, Seller, Merger Sub and Parent contained in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall terminate at the Effective Time, and only those covenants and agreements that by their terms survive the Effective Time and this Article 10 shall survive the Effective Time. For the avoidance of doubt, Sections 5.13(d) through 5.13(h) (Pre-Closing Parent Stockholder Director), Section 5.23 (Equity Moratorium) and Section 5.24 (Seller Voting Agreement) shall each survive the Effective Time in accordance with their respective terms.

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10.2 Amendment. This Agreement may be amended only by an instrument in writing signed on behalf of Parent, Merger Sub, the Company and Seller; provided, however, that after the Parent Stockholder Proposals have been approved by the Required Parent Stockholder Consent, no amendment shall be made that by applicable Law or Nasdaq rule requires further approval of Parent’s stockholders without such further approval. Notwithstanding the foregoing, no amendment, modification or waiver of Section 5.13(d) through 5.13(h), Section 5.23 or Section 5.24 shall be effective unless approved by the affirmative written consent of the holders of a majority of the outstanding shares of Parent Common Stock held by the Pre-Closing Parent Stockholders. Any purported amendment, modification or waiver of such provisions without such consent shall be void ab initio and of no force or effect. The rights of the Pre-Closing Parent Stockholders as third-party beneficiaries under Section 5.23(d) may not be modified, limited or eliminated by any amendment to this Agreement without the prior written consent of the holders of a majority of the outstanding shares of Parent Common Stock held by the Pre-Closing Parent Stockholders.

10.3 Waiver.

(a) No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

(b) Any provision of this Agreement may be waived, and the time for performance of any obligation may be extended, only by the Party entitled to the benefit of such provision or obligation, and only on such Party’s own behalf, without the consent of any other Party except to the extent otherwise expressly provided herein. No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

10.4 Entire Agreement; Counterparts; Electronic Delivery. This Agreement, the Confidentiality Agreement and the other agreements expressly contemplated hereby constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements, letters of intent, term sheets, memoranda of understanding and other understandings, whether written or oral, among or between any of the Parties with respect to the subject matter hereof, including the LOI; provided, however, that the Confidentiality Agreement shall survive in accordance with its terms except to the extent expressly superseded by this Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. The exchange of this Agreement by electronic transmission in portable document format (.pdf), by electronic signature platform, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document shall be sufficient to bind the Parties to the terms and conditions of this Agreement.

10.5 Applicable Law; Jurisdiction. This Agreement, and all disputes, claims or controversies arising out of or relating to this Agreement or the Contemplated Transactions, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any conflicts of laws principles that would require the application of the laws of any other jurisdiction. The Merger shall be governed by the DGCL. In any Action arising out of or relating to this Agreement or any of the Contemplated Transactions: (a) each of the Parties (i) irrevocably submits itself to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, (ii) to the extent such court does not have jurisdiction, the United States District Court of the District of Delaware, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, in any suit, action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated herein, (b) agrees that every such suit, action or proceeding shall be brought, heard and determined exclusively in such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, (d) agrees not to bring any suit, action or proceeding arising out of or relating to this Agreement or the Contemplated Transactions in any other court, and (e) waives any defense of inconvenient forum to the maintenance of any suit, action or proceeding so brought.

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EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE DOCUMENTS RELATED HERETO IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING ANY CONTROVERSY INVOLVING ANY REPRESENTATIVE OF PARENT OR THE COMPANY UNDER THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.5.

10.6 Assignability; No Third-Party Beneficiaries. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties hereto and their respective successors and permitted assigns; provided, however, that no Party may assign or delegate any of its rights or obligations hereunder without the prior written consent of the other Parties, except that Parent may assign this Agreement or any of its rights hereunder, in whole or in part, to any direct or indirect wholly owned Subsidiary of Parent or to any financing source collateral agent as security for obligations in connection with the Financing, so long as no such assignment shall relieve Parent of any of its obligations hereunder. Any attempted assignment or delegation in violation of this Section 10.6 shall be void and of no effect. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the Parties hereto, the D&O Indemnified Parties, to the extent of their respective rights pursuant to Section 5.6, and the Pre-Closing Parent Stockholders, to the extent of their respective rights pursuant to Sections 5.13(d) through 5.13(h), 5.21, 5.23 and 5.24, any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Each Pre-Closing Parent Stockholder is an intended third-party beneficiary of Sections 5.13(d) through 5.13(h), 5.21, 5.23 and 5.24 and shall be entitled to enforce such provisions directly, including by seeking specific performance or injunctive relief pursuant to Section 10.10.

10.7 Notices. Any notice or other communication required or permitted to be delivered to any Party under this Agreement shall be in writing and shall be deemed properly delivered, given and received: (a) when delivered by hand; (b) when sent by nationally recognized overnight courier service; or (c) when sent by electronic mail if sent prior to 6:00 p.m. New York City time on a Business Day, otherwise on the next succeeding Business Day, in each case to the address or electronic mail address set forth below (or to such other address or electronic mail address as such Party may specify by written notice to the other Parties in accordance with this Section 10.7):

if to Parent or Merger Sub:

ClearOne, Inc.
7533 S Center View Ct #5311
West Jordan, UT 84048
Attention: Simon Brewer
Email: simon.brewer@clearone.com

with a copy (which shall not constitute notice) to:

Cozen O’Connor LLP
550 Burrard Street, Suite 2501
Vancouver, BC V6C 2B5
Attention: Virgil Hlus
Email: vhlus@cozen.com

if to the Company:

Cortigent, Inc.
27200 Tourney Road, Suite 315, Valencia, CA 91355
Attention: Jonathan Adams, CEO
Email: jadams@cortigent.com

with a copy (which shall not constitute notice) to:

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Law Offices of Aaron A. Grunfeld & Associates
9454 Wilshire Blvd., Suite 400
Beverly Hills, California 90212
Attention: Aaron Grunfeld
Email: agrunfeld@grunfeldlaw.com

if to Seller:

Vivani Medical, Inc.
1350 S. Loop Rd, Alameda, CA 94502
Attention: Adam Mendelsohn, CEO
Email: adam.mendelsohn@vivani.com

with a copy (which shall not constitute notice) to:

Goodwin Procter LLP
525 Market St. 32nd Floor, San Francisco, CA 94105
Attention: Marianne Sarrazin
Email: msarrazin@goodwinlaw.com

10.8 Cooperation. Subject to the terms and conditions of this Agreement, each Party shall reasonably cooperate with the other Parties and shall execute and deliver such further documents, certificates, agreements and instruments and take such further actions as may be reasonably requested by another Party and are reasonably necessary to evidence or effectuate the Contemplated Transactions and to carry out the intent and purposes of this Agreement; provided, however, that no Party shall be obligated pursuant to this Section 10.8 to incur any out-of-pocket cost or expense, assume any additional obligation, waive any right or privilege, or commence, defend or settle any Legal Proceeding, except as otherwise expressly provided in this Agreement or to the extent such Party is reimbursed therefor by the requesting Party.

10.9 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic and business purposes of such invalid or unenforceable term or provision.

10.10 Other Remedies; Specific Performance. Subject to Section 9.2 and Section 9.3, and except as otherwise expressly provided herein, any and all remedies herein expressly conferred upon a Party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity upon such Party, and the exercise by a Party of any one remedy shall not preclude the exercise of any other remedy. The Parties acknowledge and agree that irreparable harm would occur and that money damages would not be an adequate remedy in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties and the Pre-Closing Parent Stockholders (to the extent of their rights as third-party beneficiaries under Section 10.6) shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at Law or in equity, and each of the Parties hereto waives any bond, surety or other security that might be required of any other Party with respect thereto.

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10.11Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b) The Parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits and Schedules to this Agreement, respectively.

(e) The bold-faced headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

(f) Each of “delivered” or “made available” means, with respect to any documentation, that prior to 11:59 p.m. New York City time on the date that is one (1) Business Day prior to the date of this Agreement: (i) a copy of such material has been posted to and made available in the electronic data room maintained by the disclosing Party and made accessible to the receiving Parties and their Representatives; or (ii) in the case of Parent only, such material is publicly disclosed in the Parent SEC Documents filed with or furnished to the SEC and publicly available on the SEC’s EDGAR system.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

CLEARONE, INC.
By:	/s/ Simon Brewer
Name:	Simon Brewer
Title:	Chief Financial Officer

CLRO MERGER SUB, INC.
By:	/s/ Simon Brewer
Name:	Simon Brewer
Title:	Chief Financial Officer

[Signature Page to Merger Agreement]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

CORTIGENT, INC.
By:	/s/ Jonathan Adams
Name:	Jonathan Adams
Title:	Chief Executive Officer

VIVANI MEDICAL, INC.
By:	/s/ Adam Mendelsohn
Name:	Adam Mendelsohn
Title:	Chief Executive Officer

[Signature Page to Merger Agreement]

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EXHIBIT A

CERTAIN DEFINITIONS

For purposes of this Agreement, all capitalized terms used but not otherwise defined in the body of this Agreement shall have the meanings set forth in this Exhibit A, and correlative terms used in singular or plural form shall have the corresponding meanings.

“Acquisition Inquiry” shall mean, with respect to a Party, an inquiry, indication of interest or request for nonpublic information (other than an inquiry, indication of interest or request for information made or submitted by the Company, on the one hand, or Parent, on the other hand, to the other Party) that would reasonably be expected to lead to an Acquisition Proposal with such Party.

“Acquisition Proposal” means, with respect to a Party, any bona fide written offer or proposal made by any Person or “group” (as defined in Section 13(d) of the Exchange Act), other than the Contemplated Transactions or the Financing, contemplating an Acquisition Transaction involving such Party.

“Acquisition Transaction” means any transaction or series of related transactions involving: (a) any merger, consolidation, amalgamation, share exchange, business combination, recapitalization, tender offer, exchange offer or other similar transaction involving a Party or any of its Subsidiaries pursuant to which any Person or “group” (as defined in Section 13(d) of the Exchange Act) would directly or indirectly acquire beneficial ownership of securities representing more than fifty percent (50%) of the outstanding voting power of such Party or any of its Subsidiaries; (b) any direct or indirect acquisition by any Person or group of beneficial ownership of securities representing more than fifty percent (50%) of the outstanding voting power of a Party or any of its Subsidiaries; or (c) any sale, lease, exchange, transfer or other disposition of assets, businesses or operations of a Party and its Subsidiaries, taken as a whole, representing more than fifty percent (50%) of the consolidated assets, revenues or earning power of such Party and its Subsidiaries, taken as a whole; in each case, other than the Contemplated Transactions.

“Action” means any claim, action, suit, arbitration, mediation, audit, hearing, charge, complaint, demand, litigation, proceeding, examination, investigation or inquiry, whether civil, criminal, administrative, regulatory or otherwise, at Law or in equity, by or before any Governmental Body or arbitrator.

“Advisor Shares” means shares of Parent Common Stock issued at or prior to the Closing to certain consultants and advisors designated by Parent, including First Finance Ltd. and/or its designees, in an aggregate amount not to exceed five percent (5%) of the total issued and outstanding Parent Common Stock immediately following the Effective Time, calculated in a manner consistent with Part 5.22 of the Parent Disclosure Schedule.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such first Person. For purposes of this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by Contract or otherwise.

“Agreement” shall mean the Agreement and Plan of Merger to which this Exhibit A is attached, as it may be amended from time to time.

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“Anti-Corruption Laws” means mean any applicable Law relating to anti-bribery or anti-corruption (governmental or commercial), including: (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended (15 U.S.C. §§ 78dd-1 et seq.); (b) the U.K. Bribery Act 2010; (c) the anti-bribery provisions of the United Nations Convention Against Corruption; and (d) all other applicable Laws of any jurisdiction in which any Party or any of its Subsidiaries conducts business or has conducted business that prohibit the corrupt payment, offer, promise or authorization of the payment or transfer of anything of value (including gifts, entertainment, travel or other business courtesies), directly or indirectly, to any officer, employee or representative of any Governmental Body or any political party, party official or candidate for political office, or to any other Person, for the purpose of: (i) influencing any act or decision of such Person in his or her official capacity; (ii) inducing such Person to do or omit to do any act in violation of the lawful duty of such Person; (iii) securing any improper advantage; or (iv) inducing such Person to use his or her influence with a Governmental Body to affect or influence any act or decision of such Governmental Body, in each case in order to obtain or retain business for, or direct business to, any Person.

“Breakthrough Device” means a device that has been designated by the FDA as a “breakthrough device” pursuant to Section 515B of the FDCA, and any comparable designation, status or classification granted by any foreign Governmental Body having jurisdiction over the regulation of medical devices.

“Breakup Fee” shall have the meaning set forth in Section 4.6.

“Business Day” shall mean any day other than a day on which banks in the State of New York are authorized or obligated to be closed.

“CARES Act” shall mean the Coronavirus Aid, Relief, and Economic Security Act (Public Law 116-136) and all rules, any regulations and guidance issued by any Governmental Authority with respect thereto, in each case as in effect from time to time.

“Cause” shall have the meaning set forth in Section 5.13(e).

“Certificate of Merger” shall have the meaning set forth in Section 1.3.

“Certifications” shall have the meaning set forth in Section 3.4(a).

“Closing” shall have the meaning set forth in Section 1.3.

“Closing Date” shall have the meaning set forth in Section 1.3.

“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, as set forth in Section 4980B of the Code and Part 6 of Title I of ERISA.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Company” shall have the meaning set forth in the Preamble.

“Company Affiliate” shall mean any Person that is (or at any relevant time was) under common control with the Company within the meaning of Sections 414(b), (c), (m) and (o) of the Code, and the regulations issued thereunder.

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“Company Associate” shall mean any current or former employee, independent contractor, officer or director of the Company or any Company Affiliate.

“Company Board of Directors” shall mean the Board of Directors of the Company.

“Company Capital Stock” means the Company Common Stock and any preferred stock of the Company.

“Company Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company Confidential Information” shall have the meaning set forth in Section 2.8(i).

“Company Contract” shall mean any Contract: (a) to which the Company or any of its Subsidiaries is a Party; (b) by which the Company or any Company Subsidiary or any Company IP Rights or any other asset of Company or its Subsidiaries is or may become bound or under which the Company or any Company Subsidiary has, or may become subject to, any obligation; or (c) under which the Company or Company Subsidiary has or may acquire any right or interest.

“Company Disclosure Schedule” shall have the meaning set forth in Article 2.

“Company DSU” means a deferred stock unit of the Company, whether granted under the Equity Incentive Plan or otherwise, including any right to receive shares of Company Common Stock or cash settled by reference to the value of Company Common Stock on a deferred basis.

“Company Employee Plan” shall have the meaning set forth in Section 2.14(a).

“Company Equity Securities” means all shares of Company Capital Stock and any options, warrants, restricted stock units, deferred stock units, stock appreciation rights, phantom equity, convertible securities or other rights, agreements, arrangements or commitments of any kind relating to the issuance, sale, redemption, repurchase or acquisition of Company Capital Stock or other equity interests in the Company.

“Company Financials” shall have the meaning set forth in Section 2.4(a).

“Company IP Rights” shall mean (A) any and all Intellectual Property used in the conduct of the business of Company; and (B) any and all Company-Owned IP Rights.

“Company Material Adverse Effect” means any change, effect, event, occurrence, state of facts or development that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, assets, liabilities, financial condition or results of operations of the Company and the Company Subsidiaries, taken as a whole; provided, however, that none of the following, alone or in combination, shall be deemed to constitute, and none of the following shall be taken into account in determining whether there has been, a Company Material Adverse Effect: (a) changes in general economic, regulatory, political or market conditions; (b) changes generally affecting the industries in which the Company operates; (c) changes in Law or GAAP; (d) acts of war, terrorism, cyberattack, sabotage, civil unrest, force majeure events, epidemics, pandemics or natural disasters; (e) changes in the trading price or trading volume of Parent Common Stock or any failure by the Company or Parent to meet projections, forecasts or estimates, in and of themselves; (f) the execution, announcement or pendency of this Agreement or the Contemplated Transactions, including the impact thereof on relationships with employees, customers, suppliers or regulators; and (g) any action taken by the Company at Parent’s express written request or with Parent’s prior written consent; except, in the case of clauses (a), (b), (c) and (d), to the extent the Company and the Company Subsidiaries, taken as a whole, are disproportionately adversely affected relative to other similarly situated participants in the industries in which they operate.

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“Company Material Contract” shall have the meaning set forth in Section 2.9(q).

“Company Options” shall mean options to purchase shares of Company Common Stock issued or granted by the Company.

“Company-Owned IP Rights” shall mean any and all Intellectual Property owned (or purported to be owned) by the Company or any of its Subsidiaries.

“Company Permits” shall have the meaning set forth in Section 2.11(b).

“Company Product Candidates” shall have the meaning set forth in Section 2.11(d).

“Company Registered Intellectual Property” shall mean all United States, international and foreign: (A) patents and patent applications (including provisional applications), (B) registered trademarks, applications to register trademarks, intent-to-use applications, or other registrations or applications related to trademarks, (C) registered Internet domain names, (D) registered copyrights and applications for copyright registration and (E) any other Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any governmental authority owned by, registered or filed in the name of, Company or any of its Subsidiaries.

“Company Regulatory Permits” shall have the meaning set forth in Section 2.11(d).

“Company RSU” shall mean a restricted stock unit of Company.

“Company Share Certificate” shall have the meaning set forth in Section 1.7(a).

“Company Shareholder Written Consent” shall have the meaning set forth in Section 5.2(a).

“Company Subsidiaries” shall have the meaning set forth in Section 2.1(a).

“Company Unaudited Interim Balance Sheet” means the most recent unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries included in the Company Financials.

“Company Warrants” shall mean all warrants, whether or not currently exercisable, to purchase or otherwise acquire shares of Company Common Stock or other Company Capital Stock, including all warrants identified in Part 2.3(c) of the Company Disclosure Schedule, together with all rights, privileges and obligations attaching thereto pursuant to the terms of the instruments or agreements evidencing such warrants. For the avoidance of doubt, “Company Warrants” shall include any warrant or similar right to acquire Company Capital Stock or other Company Equity Securities that is outstanding as of the date of this Agreement or that is issued after the date of this Agreement in accordance with the terms of this Agreement, and shall include any warrant held by any Person, whether or not such Person is a party to this Agreement. As contemplated by Section 2.3(c), the Company has made available to Parent accurate and complete copies of all Company Warrants, and except as identified on Part 2.3(c) of the Company Disclosure Schedule, there are no warrants to purchase capital stock of the Company outstanding on the date of this Agreement.

“Confidentiality Agreement” shall mean the Confidentiality Agreement between the Company and Parent.

“Consent” shall mean any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

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“Consideration Shares” shall have the meaning set forth in Section 1.5(a)(ii).

“Contemplated Transactions” means the Merger, the issuance of the Consideration Shares to Seller, the Financing, the Parent Stockholder Proposals, the execution and delivery of the Parent Voting Agreements, the execution and delivery of the Seller Voting Agreement, the Company Shareholder Written Consent, the Lock-up Agreement, the Reverse Split, if effected in accordance with this Agreement, and the other transactions expressly contemplated by this Agreement and the other Transaction Documents.

“Continuing Corporation” means collectively, Parent and each of its Subsidiaries immediately following the Effective Time.

“Contract” shall, with respect to any Person, mean any written agreement, contract, subcontract, lease (whether real or personal property), mortgage, understanding, arrangement, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking of any nature that is currently in force and to which such Person is a party or by which such Person or any of its assets are bound or affected under applicable Law.

“Costs” shall have the meaning set forth in Section 5.6(a).

“Covered Parties” shall have the meaning set forth in Section 5.6(c).

“D&O Indemnified Parties” shall have the meaning set forth in Section 5.6(a).

“Deferred Payroll Taxes” shall mean any payroll Taxes with respect to any Pre-Closing Period deferred to any taxable period beginning on or after the date immediately following the Closing Date under the CARES Act, the Families First Coronavirus Response Act, the Coronavirus Preparedness and Response Supplemental Appropriations Act or any similar Law enacted or promulgated in response to or in connection with COVID-19.

“DGCL” shall mean the General Corporation Law of the State of Delaware.

“Drug/Device Regulatory Agency” shall have the meaning set forth in Section 2.11(c).

“EEOC” shall have the meaning set forth in Section 2.15(a).

“Effect” shall mean any effect, change, condition, event, circumstance, occurrence, result, state of facts, or development.

“Effective Time” shall have the meaning set forth in Section 1.3.

“Encumbrance” shall mean any lien, pledge, hypothecation, charge, mortgage, security interest, lease, license, easement, reservation, servitude, adverse title, encumbrance, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

“End Date” shall have the meaning set forth in Section 9.1(b).

“Enforcement Threshold” shall have the meaning set forth in Section 5.23(d)(ii).

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“Entity” shall mean any corporation (including any non-profit corporation), partnership (including any general partnership, limited partnership or limited liability partnership), joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity, and each of its successors.

“Environmental Law” means any federal, state, local or foreign Legal Requirement relating to pollution or protection of human health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any Law or regulation relating to emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

“Equity Incentive Plan” shall have the meaning set forth in Section 2.3(b).

“Equity Moratorium” means the restrictions on the issuance of New Equity Securities during the Equity Moratorium Period set forth in Section 5.23 which restrictions shall terminate in their entirety upon the Financing Warrants Expiration Date.

“Equity Moratorium Period” has the meaning set forth in Section 5.23(a).

“Equity Plans” has the meaning set forth in Section 5.23(c)(i).

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Existing Company D&O Policies” shall have the meaning set forth in Section 2.17(b).

“Existing Parent D&O Policies” shall have the meaning set forth in Section 3.15(b).

“FDA” shall have the meaning set forth in Section 2.11(b).

“FDCA” shall have the meaning set forth in Section 2.11(c).

“Filing Fees” means all filing, registration, application and similar fees payable to the SEC, Nasdaq or any other Governmental Body or securities exchange in connection with the filing of the Registration Statement, the Parent Schedule 14C, the Nasdaq listing application and the listing of the shares of Parent Common Stock to be issued pursuant to this Agreement.

“Financing” shall have the meaning set forth in the Recitals.

“Financing Unit” shall have the meaning set forth in the Recitals.

“Financing Warrant” shall have the meaning set forth in the Recitals.

“Financing Warrant Shares” shall have the meaning set forth in the Recitals.

“Financing Warrants Expiration Date” shall have the meaning set forth in Section 3.26.

“First Finance Waiver” means the written waiver by First Finance Ltd. of any right to receive value in respect of any warrants held by it or its Affiliates, in form and substance reasonably satisfactory to Seller.

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“Fraud” means common law fraud under Delaware law with respect to the making of the representations and warranties expressly set forth in this Agreement or in any certificate delivered pursuant to this Agreement, and shall require: (a) a false representation of a material fact; (b) actual knowledge that such representation was false when made; (c) an intent to induce the other Party to act or refrain from acting; (d) justifiable reliance by the other Party on such representation; and (e) resulting damages. For the avoidance of doubt, “Fraud” shall not include constructive fraud, equitable fraud, promissory fraud, unfair dealing fraud, negligent misrepresentation, recklessness, or any claim based on a representation or warranty not expressly set forth in this Agreement or in any certificate delivered pursuant to this Agreement.

“Funded Welfare Plan” shall have the meaning set forth in Section 2.14(c).

“GAAP” shall have the meaning set forth in Section 2.4(a).

“Governmental Authority” shall mean any court or tribunal, governmental, quasi-governmental or regulatory body, administrative agency or bureau, commission or authority or other body entitled to exercise similar powers or authority.

“Governmental Authorization” shall mean any: (a) permit, license, certificate, franchise, permission, variance, exceptions, orders, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement; or (b) right under any Contract with any Governmental Body.

“Governmental Body” shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-Governmental Authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Taxing authority); or (d) self-regulatory organization (including Nasdaq).

“Hazardous Materials” shall mean any pollutant, chemical, substance and any toxic, infectious, carcinogenic, reactive, corrosive, ignitable or flammable chemical, or chemical compound, or hazardous substance, material or waste, whether solid, liquid or gas, that is subject to regulation, control or remediation under any Environmental Law, including crude oil or any fraction thereof, and petroleum products or by-products.

“IDEs” means investigational device exemptions granted or deemed granted by the FDA under 21 C.F.R. Part 812, and any comparable approvals, authorizations or exemptions issued by any foreign Governmental Body, in each case that are required to permit the clinical investigation of a medical device.

“Intellectual Property” shall mean any and all industrial and intellectual property rights and other similar proprietary rights, and all rights associated therewith, throughout the world, including all patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof, all inventions (whether patentable or not), all rights in invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data, proprietary processes and formulae, algorithms, specifications, customer lists and supplier lists, all designs and any registrations and applications therefor, all trade names, logos, trade dress, trademarks and service marks, trademark and service mark registrations, trademark and service mark applications, and any and all goodwill associated with and symbolized by the foregoing items, Internet domain name registrations, all copyrights, copyright registrations and applications therefor (including copyrights in computer software, source code, object code, firmware, development tools, files, records, data, schematics and reports), and all other rights corresponding thereto, all rights in databases and data collections, all moral rights of authors and inventors, however denominated, and any similar or equivalent rights to any of the foregoing and, including in each case any and all (1) rights of action arising from the foregoing, including all claims for damages by reason of present, past and future infringement, misappropriation, violation misuse or breach of contract in respect of the foregoing, and present, past and future rights to sue and collect damages or seek injunctive relief for any such infringement, misappropriation, violation, misuse or breach; and (2) income, royalties and any other payments now and hereafter due and/or payable in respect of the foregoing.

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“Investor Agreements” shall have the meaning set forth in Section 5.17(a).

“IRB” means an institutional review board, independent ethics committee or other similar committee or board responsible for reviewing and approving the conduct of clinical investigations involving human subjects under applicable Law.

“IRS” shall mean the United States Internal Revenue Service.

“Key Employee” shall mean, with respect to the Company or Parent, an executive officer or any employee that reports directly to the Board of Directors or Chief Executive Officer or Chief Operating Officer, as applicable.

“Knowledge” of the Company, Seller, Parent or any other Person means the actual knowledge of the executive officers of such Person identified on the Parent Disclosure Schedule, after reasonable inquiry of their respective direct reports who would reasonably be expected to have responsibility for the relevant subject matter, and without any duty to conduct any independent investigation, forensic review or review of archived materials except as expressly required by this Agreement.

“Laws” means all laws, statutes, by-laws, rules, regulations, orders, ordinances, protocols, codes, treaties, policies, notices, directions, decrees, judgements, awards or requirements, in each case of any Governmental Authority.

“Legal Proceeding” shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

“Legal Requirement” shall mean any federal, state, foreign, material local or municipal or other treaty, law, statute, constitution, resolution, ordinance, code, edict, decree, rule, regulation, code, ordinance, ruling or other requirement having the force of Law issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of Nasdaq or the Financial Industry Regulatory Authority).

“Liability” shall have the meaning set forth in Section 2.10.

“Lock-up Agreement” shall have the meaning set forth in the Recitals and refers to the agreement in a form to be mutually agreed to by Parent and Seller.

“LOI” means that certain Letter of Intent dated as of May 20, 2026, by and between Parent and Seller, setting forth the principal terms of the transactions contemplated by this Agreement, as the same may have been amended, supplemented or otherwise modified in writing prior to the date of this Agreement; provided, however, that from and after the execution of this Agreement, the LOI shall be of no further force or effect except to the extent expressly referenced in this Agreement.

“Merger” shall have the meaning set forth in the Recitals.

“Merger Sub” shall have the meaning set forth in the Preamble.

“Multiemployer Plan” shall have the meaning set forth in Section 2.14(c).

“Multiple Employer Plan” shall have the meaning set forth in Section 2.14(c).

“Nasdaq” means The Nasdaq Stock Market LLC.

“New Equity Securities” has the meaning set forth in Section 5.23(a).

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“Order” means any order, judgment, injunction, decree, ruling, writ, award, assessment, determination or directive entered, issued, made or rendered by any Governmental Body or arbitrator.

“Ordinary Course of Business” means, with respect to any Person, the ordinary course of business of such Person consistent with its past practice in all material respects, including with respect to nature, scope and frequency, and excluding any action taken in contemplation of the transactions contemplated by this Agreement, except as expressly required or permitted by this Agreement.

“Organizational Documents” means, with respect to any Entity, such Entity’s certificate or articles of incorporation, formation or organization, bylaws, limited liability company agreement, operating agreement, partnership agreement, limited partnership agreement, certificate of limited partnership, memorandum and articles of association, and any other charter, constitutional or similar organizational or governing documents of such Entity, in each case as amended, restated, supplemented or otherwise modified from time to time.

“Parent” shall have the meaning set forth in the Preamble.

“Parent Affiliate” shall mean any Person that is (or at any relevant time was) under common control with Parent within the meaning of Sections 414(b), (c), (m) and (o) of the Code, and the regulations issued thereunder.

“Parent Board Adverse Recommendation Change” shall have the meaning set forth in Section 5.3(c).

“Parent Board of Directors” shall mean the board of directors of Parent.

“Parent Board Recommendation” shall have the meaning set forth in Section 5.3(b).

“Parent Capital Stock” shall mean the Parent Common Stock.

“Parent Closing Financial Certificate” means a certificate executed by the Chief Executive Officer of Parent, on behalf of Parent and not in his personal capacity, dated as of the Closing Date, certifying (A) (i) an itemized list of each element of Parent’s consolidated current assets and (ii) an itemized list of each element of Parent’s consolidated total current liabilities, (B) the amount of Parent Transaction Expenses incurred but unpaid as of the Closing Date (including an itemized list of each Parent Transaction Expense and the Person to whom such expense is owed), (C) the amount of Parent Debt as of the Closing Date (including an itemized list of each Parent Debt and the Person to whom such Parent Debt is owed) and (D) the amount of Parent Net Cash as of the Closing Date. The Parent Closing Financial Certificate shall include a representation of Parent, certified by the Chief Executive Officer of Parent, that such certificate includes an accurate and correct accounting and calculation of (i) all of the Parent Transaction Expenses paid or payable at any time prior to, at or following the Closing Date, (ii) all of the Parent Debt outstanding as of the Closing Date and (iii) the amount of Parent Net Cash as of the Closing Date.

“Parent Common Stock” shall mean the Common Stock, $0.001 par value per share, of Parent.

“Parent Confidential Information” shall have the meaning set forth in Section 3.6(i).

“Parent Contract” shall mean any Contract: (a) to which Parent or any of its Subsidiaries is a party; (b) by which Parent or any of its Subsidiaries or any Parent IP Rights or any other asset of Parent or any of its Subsidiaries is or may become bound or under which Parent has, or may become subject to, any obligation; or (c) under which Parent or any of its Subsidiaries has or may acquire any right or interest.

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“Parent Debt” means with respect to Parent and the Parent Subsidiaries, any of the following and, in each case, including all accrued and unpaid interest thereon and any premiums, prepayment penalties, breakage costs and other fees and expenses arising as a result of the payment of any such amount owed: (i) any indebtedness evidenced by any note, bond, debenture or other debt security, (ii) any indebtedness to any lender or creditor under credit facilities of Parent, (iii) any indebtedness for the deferred purchase price of property with respect to which Parent is liable, contingently or otherwise, as obligor or otherwise, (iv) any drawn amounts under letter of credit arrangements, (v) any cash overdrafts, (vi) any capitalized leases, (vii) any indebtedness under any financial instrument classified as debt, (viii) any notes payable to any of Parent’s equity holders or Parent’s vendors, customers or third parties, (ix) any accrued and unpaid Taxes of Parent for any Pre-Closing Period, whether due before, on or after the Closing Date, (x) any Deferred Payroll Taxes and (xi) any Liability of other Persons of the type described in the preceding clauses (i)-(x) that Parent has guaranteed, that is recourse to Parent or any of its assets, or that is otherwise the legal Liability of Parent. Notwithstanding the foregoing, in no case shall Parent Debt include any costs or expenses, including attorney’s fees or settlement costs, incurred in connection with any Transaction Litigation. For purposes of clarity, any liabilities or obligations that reduce the calculation of Parent Net Cash as of the Closing Date shall not also be included in the definition of Parent Debt as of the Closing Date.

“Parent Disclosure Schedule” shall have the meaning set forth in Article 3.

“Parent Employee Plan” shall have the meaning set forth in Section 3.12(a).

“Parent Equity Incentive Plan” shall have the meaning set forth in Section 5.5(b).

“Parent IP Rights” shall mean (A) any and all Intellectual Property used in the conduct of the business of Parent; and (B) any and all Parent-Owned IP Rights.

“Parent Material Adverse Effect” means any change, effect, event, occurrence, state of facts or development that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on (a) the business, assets, liabilities, financial condition or results of operations of Parent and the Parent Subsidiaries, taken as a whole, or (b) Parent’s ability to consummate the Contemplated Transactions, including the effectiveness of the Registration Statement, the listing of the shares issuable in the Contemplated Transactions on Nasdaq and the valid issuance of the Consideration Shares and any Financing shares; provided, however, that the exclusions and disproportionate impact exception applicable to Company Material Adverse Effect shall apply mutatis mutandis to this definition.

“Parent Material Contract” shall have the meaning set forth in Section 3.7(p).

“Parent Net Cash” means, as of the Closing, an amount equal to (a) the consolidated cash and cash equivalents of Parent and the Parent Subsidiaries, determined in accordance with GAAP, minus (b) Parent Debt and Parent Transaction Expenses, in each case as of immediately prior to the Closing and calculated without duplication. For the avoidance of doubt, no item shall be counted more than once in calculating Parent Net Cash.

“Parent Net Cash Requirement” means that Parent Net Cash, determined immediately prior to the Closing and excluding the net proceeds of the Financing, shall be not less than $50,000.

“Parent Options” shall mean options to purchase shares of Parent Common Stock issued or granted by Parent.

“Parent-Owned IP Rights” shall mean any and all Intellectual Property owned (or purported to be owned) by Parent or any of its Subsidiaries.

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“Parent Permits” shall have the meaning set forth in Section 3.9(b).

“Parent Product Candidates” shall have the meaning set forth in Section 3.9(d).

“Parent Registered Intellectual Property” shall mean all United States, international and foreign: (A) patents and patent applications (including provisional applications), (B) registered trademarks, applications to register trademarks, intent-to-use applications, or other registrations or applications related to trademarks, (C) registered Internet domain names, (D) registered copyrights and applications for copyright registration and (E) any other Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any governmental authority owned by, registered or filed in the name of, Parent or any of its Subsidiaries.

“Parent Regulatory Permits” shall have the meaning set forth in Section 3.9(d).

“Parent RSA” shall mean a restricted stock award of Parent.

“Parent RSU” shall mean a restricted stock unit of Parent.

“Parent Schedule 14C” shall have the meaning set forth in Section 5.1(b).

“Parent SEC Documents” shall have the meaning set forth in Section 3.4(a).

“Parent Stockholder Proposals” means the proposals required to be submitted to Parent’s stockholders for approval in connection with the Contemplated Transactions, including (a) the approval of the issuance of the Consideration Shares to Seller, (b) the approval of the Financing and any shares of Parent Common Stock issuable in connection therewith to the extent required by applicable Law, Nasdaq rules or Parent’s Organizational Documents, (c) the approval of the Reverse Split, if submitted pursuant to this Agreement, (d) the approval of the Equity Moratorium provisions set forth in Section 5.23, (e) if required, approval of the Parent Equity Incentive Plan and the Permitted Option Closing Grant, and (f) any other proposal expressly required by this Agreement, applicable Law, Nasdaq rules or Parent’s Organizational Documents to consummate the Contemplated Transactions.

“Parent Subsidiaries” means any Subsidiary of Parent.

“Parent Transaction Expenses” means all fees and expenses incurred by Parent in connection with the Contemplated Transactions and this Agreement and the transactions contemplated by this Agreement, including as set forth in Section 9.3 and including the Filing Fees, whether or not billed or accrued (including any documented fees and expenses of legal counsel and accountants, the maximum amount of fees and expenses payable to financial advisors, investment bankers, brokers, consultants and other advisors of Parent and the Parent Subsidiaries notwithstanding any contingencies for earn outs or escrows and any unpaid amounts payable by Parent in satisfaction of its obligations under Section 5.6(c) for the period after the Closing).

“Parent Unaudited Interim Balance Sheet” means the most recent unaudited consolidated balance sheet of Parent included in Parent’s SEC Documents.

“Parent Voting Agreements” shall have the meaning set forth in the recitals.

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“Parent Warrants” shall mean all warrants, whether or not currently exercisable, to purchase or otherwise acquire shares of Parent Common Stock or other Parent Capital Stock, including all warrants identified in Part 3.3(b) of the Parent Disclosure Schedule, together with all rights, privileges and obligations attaching thereto pursuant to the terms of the instruments or agreements evidencing such warrants. For the avoidance of doubt, “Parent Warrants” shall include any warrant or similar right to acquire Parent Capital Stock or other securities of Parent or any Parent Subsidiary that is outstanding as of the date of this Agreement or that is issued after the date of this Agreement in accordance with the terms of this Agreement. As contemplated by Section 3.3(b), Part 3.3(b) of the Parent Disclosure Schedule sets forth a true, correct and complete list of all outstanding Parent Warrants, together with the holder, the number or amount outstanding, the exercise or conversion price, if any, and the treatment of each such security in connection with the Contemplated Transactions, if applicable. For the avoidance of doubt, Financing Warrants are “Parent Warrants” for purposes of this Agreement and the shares of Parent Common Stock issuable upon exercise thereof are “Permitted Equity Issuances” under Section 5.23(a).

“Party” or “Parties” shall mean the Company, Merger Sub, Seller and Parent, except where so indicated.

“Paying Party” shall have the meaning set forth in Section 4.6.

“Permitted Closing Option Grant” has the meaning set forth in Section 5.5.

“Permitted Encumbrances” means (a) statutory liens for current Taxes not yet due and payable or being contested in good faith and for which adequate reserves have been established in accordance with GAAP, (b) mechanics’, carriers’, warehousemen’s, landlords’ and similar statutory liens arising in the Ordinary Course of Business for amounts not yet due and payable or being contested in good faith, (c) zoning, entitlement, conservation restriction and other land use and similar restrictions that do not materially impair current use, (d) non-exclusive licenses of Intellectual Property granted in the Ordinary Course of Business, and (e) such other Encumbrances as do not, individually or in the aggregate, materially impair the value, use or operation of the applicable asset.

“Permitted Equity Issuances” has the meaning set forth in Section 5.23(a).

“Person” shall mean any individual, Entity or Governmental Body.

“Personal Information” means any data or information that identifies, relates to, describes, is capable of being associated with, or could reasonably be linked, directly or indirectly, with a particular natural person or household or any other data or information that constitutes “personal data”, “personal information,” “protected health information,” or “personally identifiable information” under any Privacy Obligation.

“Pre-Closing Parent Stockholders” means First Finance ltd., Andrew Hromyk and those holders of Parent Common Stock who acquire Parent Common Stock in the Financing.

“Pre-Closing Parent Stockholder Board Seat” means the seat on the Parent Board of Directors reserved for the Pre-Closing Parent Stockholder Director (or any successor thereto designated in accordance with Section 5.13), and may not be eliminated, reduced or modified during the Equity Moratorium Period except (i) with the affirmative vote of the holders of at least sixty-six and two-thirds percent (66⅔%) of the outstanding shares of Parent Common Stock held by the Pre-Closing Parent Stockholders, voting as a separate group or (ii) upon the Pre-Closing Parent Stockholders owning less than five percent (5%) of the then outstanding shares of Parent Common Stock.

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“Pre-Closing Parent Stockholder Director” has the meaning set forth in Section 5.13(a).

“Pre-Closing Period” means the period beginning on the date of this Agreement and ending at the Effective Time.

“Privacy Obligation” means any applicable Law, contractual obligation, self-regulatory standard, industry standard, or any consent obtained that is related to privacy, security, data protection, transfer, or other processing of Personal Information.

“Prohibited Issuance” has the meaning set forth in Section 5.13(d).

“Receiving Party” shall have the meaning set forth in Section 4.6.

“Registered Intellectual Property” means all Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any Governmental Body, domain name registrar or other public authority, including: (a) issued patents and pending patent applications; (b) registered trademarks, service marks, trade names, logos and pending applications therefor; (c) registered copyrights and pending applications therefor; (d) registered domain names; and (e) any other Intellectual Property that is the subject of a registration, application or similar filing.

“Registration Statement” shall have the meaning set forth in Section 5.1(b).

“Related Party” means, with respect to any Person, (a) such Person’s Affiliates, (b) such Person’s directors, managers, officers, and employees, (c) the holders of any equity or voting interest in such Person, (d) any immediate family member of any of the Persons described in clauses (b) or (c), and (e) any trust, partnership, corporation, limited liability company or other Entity that is directly or indirectly controlled by, controls, or is under common control with, any of the Persons described in clauses (b), (c) or (d).

“Representatives” shall mean directors, officers, other employees, agents, attorneys, accountants, advisors, consultants and representatives.

“Required Company Financials” shall have the meaning set forth in Section 5.1(a).

“Required Company Shareholder Vote” shall have the meaning set forth in Section 2.20.

“Required Parent Stockholder Consent” shall have the meaning set forth in Section 3.18.

“Reverse Split” means the reverse stock split of Parent Common Stock contemplated by Section 5.15 of this Agreement, if effected in accordance with this Agreement and approved to the extent required by applicable Law and Parent’s Organizational Documents.

“Sanctioned Person” means any Person that is the target of Sanctions, including, without limitation, (i) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, by the United Nations Security Council, Her Majesty’s Treasury of the United Kingdom, the European Union, or any EU member state, (ii) any Person operating, organized or resident in a Sanctioned Territory, or (iii) any Person owned or controlled by any such Person or Persons.

“Sanctioned Territory” means, at any time, any country or territory that is itself the subject of comprehensive trade, investment or financial sanctions administered or enforced by OFAC, including any country or territory with respect to which substantially all dealings by U.S. persons are prohibited absent authorization from OFAC (which, as of the date of this Agreement, includes Cuba, Iran, North Korea, the Crimea region of Ukraine, and the covered regions of Donetsk and Luhansk in Ukraine).

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“Sanctions” means any trade, economic or financial sanctions, restrictive measures, embargoes, asset-freezing measures, anti-boycott measures, export or reexport controls, import restrictions, prohibitions, or related laws, regulations, rules or orders enacted, administered, imposed or enforced from time to time by or under the authority of: (a) the United States, including the U.S. Department of the Treasury (including OFAC), the U.S. Department of Commerce (including BIS), and the U.S. Department of State (including DDTC); (b) the United Nations Security Council; (c) the European Union or any of its member states; or (d) HM Treasury or the United Kingdom.

“Sarbanes-Oxley Act” shall mean the Sarbanes-Oxley Act of 2002, as it may be amended from time to time.

“SEC” shall mean the United States Securities and Exchange Commission.

“Second Sight” means SECOND SIGHT MEDICAL PRODUCTS (SWITZERLAND) SARL en liquidation, a Swiss société à responsabilité limitée in liquidation.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Seller Debt” means any indebtedness, liability or obligation of the Company or any Company Subsidiary owing to Seller or any Affiliate of Seller, whether direct or indirect, absolute or contingent, matured or unmatured, secured or unsecured, including any note payable, loan, advance, accrued interest, reimbursement obligation, intercompany balance or other funding arrangement.

“Seller Director” shall have the meaning set forth in Section 5.13(a).

“Seller Voting Agreement” has the meaning set forth in the recitals.

“Seller Voting Agreement Period” has the meaning set forth in Section 5.24(a).

“Sensitive Data” means any: (a) Personal Information or (b) trade secret or confidential or proprietary business information.

“Straddle Period” shall mean any taxable period that begins on or before and ends after the Closing Date.

An entity shall be deemed to be a “Subsidiary” of another Person if such Person directly or indirectly owns or purports to own, beneficially or of record, (a) an amount of voting securities or other interests in such entity that is sufficient to enable such Person to elect at least a majority of the members of such entity’s board of directors or other governing body, or (b) at least 50% of the outstanding equity, voting, beneficial or financial interests in such Entity.

“Superior Offer” means, with respect to a Party, a bona fide written Acquisition Proposal made by a third party that did not result from such Party’s material breach of this Agreement and that the board of directors of such Party determines in good faith, after consultation with its outside legal counsel and outside financial advisor, is more favorable, from a financial point of view, to the holders of such Party’s voting securities than the Contemplated Transactions, taking into account all legal, financial, regulatory, timing and other aspects of such Acquisition Proposal and this Agreement, and that is reasonably capable of being consummated in accordance with its terms; provided, however, that no Acquisition Proposal shall constitute a Superior Offer unless it involves: (a) the direct or indirect acquisition of more than fifty percent (50%) of the outstanding voting power of such Party or any successor thereto; or (b) the sale, lease, exchange, transfer, exclusive license or other disposition of assets, businesses or operations representing more than fifty percent (50%) of the consolidated assets, revenues or earning power of such Party and its Subsidiaries, taken as a whole.

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“Surviving Corporation” shall have the meaning set forth in Section 1.1.

“Tail Policy” shall have the meaning set forth in Section 5.6(c).

“Tax” (and with correlative meaning, “Taxes”) shall mean federal, state, local, non-U.S. or other tax, including any income, capital gain, gross receipts, capital stock, profits, transfer, estimated, registration, stamp, premium, escheat, unclaimed property, customs duty, ad valorem, occupancy, occupation, alternative, add-on, windfall profits, value added, severance, property, business, production, sales, use, license, excise, franchise, employment, payroll, social security, disability, unemployment, workers’ compensation, national health insurance, withholding or other taxes, duties, fees, assessments or governmental charges, surtaxes or deficiencies thereof of any kind whatsoever, however denominated, and including any fine, penalty, addition to tax or interest imposed by a Governmental Body with respect thereto.

“Tax Return” shall mean any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information, and any amendment or supplement to any of the foregoing, filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

“Third-Party IP Rights” shall mean any Intellectual Property owned by a third party.

“Trade Control Laws” means any Laws regulating the export, reexport, transfer, release, disclosure, import, provision or brokering of commodities, software, technology, defense articles or defense services, or otherwise imposing trade control restrictions or prohibitions on countries, territories, Persons or transactions, including: (a) the Export Control Reform Act of 2018, as amended (50 U.S.C. §§ 4801-4852); (b) the Export Administration Regulations (15 C.F.R. Parts 730-774); (c) Laws authorizing or implementing Sanctions, including the International Emergency Economic Powers Act (50 U.S.C. §§ 1701-1708), the Trading with the Enemy Act (50 U.S.C. §§ 4301 et seq.), and regulations administered by OFAC in 31 C.F.R. Chapter V; (d) the Arms Export Control Act, as amended (22 U.S.C. § 2751 et seq.); (e) the International Traffic in Arms Regulations (22 C.F.R. Parts 120-130); (f) import control Laws and regulations administered by the Bureau of Alcohol, Tobacco, Firearms and Explosives, including 27 C.F.R. Part 447; (g) the Foreign Trade Regulations (15 C.F.R. Part 30); (h) U.S. customs Laws and regulations; and (i) any similar export controls, import controls, customs Laws, anti-boycott Laws or trade restrictions administered or enforced by any other applicable Governmental Body, in each case to the extent compliance therewith is not prohibited by applicable U.S. Law.

“Transaction Documents” means this Agreement, the Parent Voting Agreements, the Seller Voting Agreement, the Lock-up Agreement, the Certificate of Merger, and each other agreement, certificate, instrument or document executed or delivered by any of the parties hereto in connection with the consummation of the Contemplated Transactions.

“Transaction Litigation” means any Legal Proceeding (including any class action or derivative litigation) asserted, threatened in writing or commenced by, on behalf of or in the name of, against or otherwise involving Parent, the Board of Directors of Parent, any committee thereof or any of Parent’s directors or officers, in each case to the extent relating directly or indirectly to this Agreement, the Merger or any of the Contemplated Transactions or disclosures of a party relating to the Contemplated Transactions (including any such Legal Proceeding based on allegations that Parent’s entry into this Agreement or the terms and conditions of this Agreement or any of the Contemplated Transactions constituted a breach of the fiduciary duties of any member of the Board of Directors of Parent or any officer of Parent).

“Treasury Regulations” shall mean the United States Treasury regulations promulgated under the Code.

“Willful Breach” shall have the meaning set forth in Section 9.2.

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SCHEDULE 5.25
PRE-EXISTING CONTRACTUAL OBLIGATIONS REQUIRING EQUITY ISSUANCES

None other than options grants will be made other than as set forth in Part 5.5 of the Parent Disclosure Schedule.

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APPENDIX B

CLEARONE, INC.

2026 OMNIBUS INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the ClearOne, Inc. 2026 Omnibus Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, directors, Non-Employee Directors and Consultants of ClearOne, Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.

“Award Agreement” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the compensation committee of the Board responsible for overseeing, reviewing, and approving the Company’s executive compensation and benefit programs and for administering the Company’s equity incentive plans.

“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on ordinary cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares of stock had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

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“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“Nasdaq”), The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of Stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company. Notwithstanding the foregoing, if the term “Sale Event” is being used in a context where it is required to meet the definition of “change in control” under Section 409A of the Code, then a “Sale Event” shall not be deemed to have occurred under the foregoing definition unless the transaction or occurrence constitutes a change in control for purposes of Section 409A of the Code.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Service Relationship” means any relationship as an employee, officer, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Stock” means the Common Stock of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Agreement) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

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“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

2.1 Administration of Plan.

The Plan shall be administered by the Administrator.

2.2 Powers of Administrator.

The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(a)  to select the individuals to whom Awards may from time to time be granted;

(b)  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(c)  to determine the number of shares of Stock to be covered by any Award;

(d)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Agreements;

(e)  to accelerate the exercisability or vesting of all or any portion of any Award in connection with the death of a grantee, disability of a grantee, or actual or constructive discharge of a grantee following a Sale Event;

(f)  subject to the provisions of Section 5.3, to extend at any time the period in which Stock Options and Stock Appreciation Rights may be exercised;

(g)  at any time, to alter any performance goals upon which grant, vesting, exercise, settlement or payment of any Award is contingent, to reflect material changes in circumstances, as determined by the Administrator in its discretion; and

(h)  at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

2.3 Award Agreement.

Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

2.4 Indemnification.

Neither the Board nor the Administrator, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

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2.5 Foreign Award Recipients.

Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3.1 hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN

3.1 Stock Issuable.

The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,500,000 shares of Stock shall be reserved and available for issuance under the Plan (if applicable, the “Limit”). The Limit is subject to adjustment as provided in this Section 3. The maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Limit, subject to adjustment as provided in Section 3.2. For purposes of this limitation, the shares of Stock underlying any awards under the Plan that are forfeited, canceled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

3.2 Changes in Stock.

Subject to Section 3.3 hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, extraordinary cash dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding, and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

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3.3 Mergers and Other Transactions.

In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Agreement, all Awards with time-based vesting, conditions or restrictions shall become fully vested and exercisable or nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and exercisable or nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Agreement. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.

3.4 Maximum Awards to Non-Employee Directors.

Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year for service as a Non-Employee Director shall not exceed $500,000, provided, however that such amount shall be $750,000 for the calendar year in which the applicable Non-Employee Director is initially elected or appointed to the Board, and $750,000 for any Non-Employee Director who serves as Board chair (should one be appointed). For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with FASB ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions. Notwithstanding the forgoing, the independent members of the Board may make exceptions to this limit in extraordinary circumstances, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such employees, officers, directors, Non-Employee Directors and Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, officers, directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company, in consultation with its legal counsel, has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 5. STOCK OPTIONS

5.1 Award of Stock Options.

The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any parent that is a “parent corporation” or Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

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Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.

5.2 Exercise Price.

The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

5.3 Option Term.

The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

5.4 Exercisability; Rights of a Stockholder.

Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

5.5 Method of Exercise.

Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods, as permitted in the sole discretion of the Administrator, except to the extent otherwise provided in the Option Award Agreement:

(a) in cash, by certified or bank check or other instrument acceptable to the Administrator;

(b) through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

(c) by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

5.6 Annual Limit on Incentive Stock Options.

To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

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SECTION 6. STOCK APPRECIATION RIGHTS

6.1 Award of Stock Appreciation Rights.

The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Agreement) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

6.2 Exercise Price of Stock Appreciation Rights.

The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

6.3 Grant and Exercise of Stock Appreciation Rights.

Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

6.4 Terms and Conditions of Stock Appreciation Rights.

Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees..

SECTION 7. RESTRICTED STOCK AWARDS

7.1 Nature of Restricted Stock Awards.

The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.

7.2 Rights as a Stockholder.

Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares but not with respect to the receipt of dividends with respect the Restricted Shares (unless otherwise provided in an Award Agreement). Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7.4 below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7.4 below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

7.3 Restrictions.

Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at their original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

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7.4 Vesting of Restricted Shares.

The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8. RESTRICTED STOCK UNITS

8.1 Nature of Restricted Stock Units.

The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Agreement) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock or cash in the sole discretion of the Company. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

8.2 Election to Receive Restricted Stock Units in Lieu of Compensation.

The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Agreement.

8.3 Rights as a Stockholder.

A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his or her Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

8.4 Termination.

Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

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SECTION 10. CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11. DIVIDEND EQUIVALENT RIGHTS

11.1 Dividend Equivalent Rights.

The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

11.2 Termination.

Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 12. TRANSFERABILITY OF AWARDS

12.1 Transferability.

Except as provided in Section 12.2 below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

12.2 Administrator Action.

Notwithstanding Section 12.1, the Administrator, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

12.3 Family Member.

For purposes of Section 12.2, “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

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12.4 Designation of Beneficiary.

To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 13. TAX WITHHOLDING

13.1 Payment by Grantee.

Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amount received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

13.2 Payment in Stock.

The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantees. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

SECTION 14. SECTION 409A AWARDS; SECTION 280G CUTBACK

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A. The Company makes no representation that any or all of the payments or benefits described in the Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

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Notwithstanding any provision of this Plan to the contrary, if any payment or benefit that a Participant would otherwise receive from the Company pursuant to an Award under the Plan or otherwise (a “Payment”) would (a) constitute a “parachute payment” within the meaning of Section 280G of the Code and (b) but for this paragraph, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment will be equal to the Reduced Amount (as defined below). The “Reduced Amount” will be either (1) the largest portion of the Payment that would result in no portion of the Payment (after reduction) being subject to the Excise Tax or (2) the entire Payment, whichever amount after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate, net of the maximum reduction in federal income taxes which could be obtained from a deduction of such state and local taxes), results in Participant’s receipt, on an after-tax basis, of the greatest amount of the Payment. If a reduction is to be made, the Payment or Payments to which reduction will apply will based on the date as of which the Payment is due, starting with the Payment due latest. In no event will the Company be liable to a Participant for any amounts not paid as a result of the operation of this paragraph (other than for the Company’s obligations to pay the Reduced Amount or the entire Payment, as applicable). The Company makes no representation that any or all of the payments or benefits described in the Plan will be exempt from the Excise Tax, and the Participant shall be responsible for payment of any Excise Tax (if applicable).

SECTION 15. TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.

If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.

For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:

(a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by agreement or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 16. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3.2 or 3.3, without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3.2 or 3.3.

SECTION 17. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

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SECTION 18. GENERAL PROVISIONS

18.1 No Distribution.

The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

18.2 Issuance of Stock.

To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

18.3 Stockholder Rights.

Until Stock is deemed delivered in accordance with Section 18.2, no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

18.4 Other Compensation Arrangements; No Employment Rights.

Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

18.5 Trading Policy Restrictions.

Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

18.6 Clawback/Repayment.

All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or Committee and as in effect from time to time; and (ii) applicable law. Further, to the extent that the grantee receives any amount in excess of the amount that the grantee should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the grantee may be required to repay any such excess amount to the Company at the discretion of the Board or Committee.

B-12

18.7 Fractional Shares.

No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

SECTION 19. EFFECTIVE DATE OF PLAN

This Plan shall become effective immediately following approval by stockholder in accordance with applicable law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 20. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Nevada, applied without regard to conflict of law principles, except to the extent preempted by federal law.

DATE APPROVED BY BOARD OF DIRECTORS: July 17, 2026

DATE APPROVED BY STOCKHOLDER: August 3, 2026

B-13

APPENDIX C

CORTIGENT, INC.

AND SUBSIDIARY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Annual Consolidated Financial Statements for the Years Ended December 31, 2025 and 2024

Unaudited Interim Condensed Consolidated Financial Statements as of and for the three months ended March 31, 2026 and 2025

C-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Cortigent, Inc. and Subsidiary

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Cortigent, Inc. and Subsidiary (the “Company”) as of December 31, 2025 and 2024, and the related consolidated statements of operations, comprehensive loss, net parent investment (deficit), and cash flows, for the each of the two years in the period ended December 31, 2025, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses from operations and negative operating cash flows that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Formation of Company

Cortigent, Inc. was formed in 2022 by Vivani Medical, Inc. (“Vivani”) as further discussed in Note 1. These consolidated financial statements have been prepared assuming the operating activities of the Neuromodulation business of Vivani were a part of Cortigent as of January 1, 2022 and the shares issued to Vivani upon formation have been outstanding since such date.

/s/ BPM LLP

We have served as the Company’s auditor since 2022.

Walnut Creek, California

March 3, 2026

C-2

CORTIGENT, INC.

AND SUBSIDIARY

Consolidated Balance Sheets

(In thousands)

	December 31,	December 31,
	2025	2024
ASSETS
Current assets:
Cash	$467	$797
Prepaid expenses and other current assets	49	105
Total current assets	516	902

Property and equipment, net	—	14
Right-of-use asset	—	107
Deposits and other assets	2	3

Total assets	$518	$1,026
LIABILITIES AND NET PARENT DEFICIT
Current liabilities:
Accounts payable	$91	$111
Accrued expenses	335	371
Accrued compensation expense	365	343
Current operating lease liabilities	—	107
Due to Parent	3,500	3,500
Total current liabilities	4,291	4,432

Total liabilities	4,291	4,432

Commitments and contingencies (Note 8)

Net parent deficit	(3,773)	(3,406)

Total liabilities and net parent deficit	$518	$1,026

See accompanying notes to consolidated financial statements.

C-3

 CORTIGENT, INC.

 AND SUBSIDIARY

Consolidated Statements of Operations

 (In thousands, except per share data)

	Year Ended
	December 31,
	2025	2024
Operating expenses:
Research and development, net of grants	$570	$324
General and administrative, net of grants	2,062	1,752
Total operating expenses	2,632	2,076
Loss from operations	(2,632)	(2,076)
Interest and other expense	(480)	(156)
Net loss	$(3,112)	$(2,232)
Net loss per common share	$(0.62)	$(0.45)
Weighted average common shares outstanding – basic and diluted	5,000	5,000

See accompanying notes to consolidated financial statements.

C-4

CORTIGENT, INC.

AND SUBSIDIARY

Consolidated Statements of Comprehensive Loss

 (In thousands)

	Year Ended
	December 31,
	2025	2024
Net loss	$(3,112)	$(2,232)
Other comprehensive loss:
Foreign currency translation adjustments	53	(79)
Reclassification of foreign currency translation adjustments	310	—
Comprehensive loss	$(2,802)	$(2,311)

See accompanying notes to consolidated financial statements.

C-5

CORTIGENT, INC.

AND SUBSIDIARY

Consolidated Statements of Net Parent Investment (Deficit)

 (In thousands)

				Accumulated
	Common			Other	Net Parent
	Stock	Parent	Accumulated	Comprehensive	Investment
	Shares	Investment	Deficit	Loss	(Deficit)
Balance, January 1, 2024	5,000	$2,483	$(5,492)	$(284)	$(3,293)
Net loss	—	—	(2,232)	—	(2,232)
Investment by parent	—	2,198	—	—	2,198
Foreign currency translation adjustment	—	—	—	(79)	(79)
Balance, December 31, 2024	5,000	$4,681	$(7,724)	$(363)	$(3,406)

				Accumulated
	Common			Other	Net Parent
	Stock	Parent	Accumulated	Comprehensive	Investment
	Shares	Investment	Deficit	Loss	(Deficit)
Balance, January 1, 2025	5,000	$4,681	$(7,724)	$(363)	$(3,406)
Net loss	—	—	(3,112)	—	(3,112)
Investment by parent	—	2,382	—	—	2,382
Foreign currency translation adjustment	—	—	—	53	53
Reclassification of Foreign currency translation adjustment	—	—	—	310	310
Balance, December 31, 2025	5,000	$7,063	$(10,836)	$—	$(3,773)

See accompanying notes to consolidated financial statements.

C-6

 CORTIGENT, INC.

AND SUBSIDIARY

Consolidated Statements of Cash Flows

 (In thousands)

	Year Ended December 31,
	2025	2024
Cash flows from operating activities:
Net loss	$(3,112)	$(2,232)
Adjustments to reconcile net loss to net cash used in operating activities:
Reclassification of foreign currency translation adjustments	310	—
Depreciation of property and equipment	14	31
Changes in operating assets and liabilities:
Prepaid expenses and other assets	56	47
Accounts payable	34	62
Accrued expenses	(36)	(30)
Accrued compensation expenses	22	(53)
Net cash used in operating activities	(2,712)	(2,175)
Cash flows from financing activities:
Net investment of parent	2,382	2,198
Net cash provided by financing activities	2,382	2,198

Cash
Net (decrease) increase	(330)	23
Balance at beginning of period	797	774
Balance at end of period	$467	$797

See accompanying notes to consolidated financial statements.

C-7

CORTIGENT, INC.

 AND SUBSIDIARY

Notes to Consolidated Financial Statements

1. Organization and Business Operations

These consolidated financial statements represent the financial position and results of operations of the Neuromodulation business segment of Vivani Medical, Inc. (“Vivani”). On August 30, 2022, Second Sight Medical Products, Inc., (“Second Sight”) changed its name to Vivani Medical, Inc. and merged with Nano Precision Medical Products, Inc. (”NPM”) (the “Merger”). On December 28, 2022, the assets and liabilities of the segment were contributed to Cortigent, Inc. (“Cortigent” or the “Company”) a newly formed wholly owned subsidiary of Vivani, in exchange for five million shares of common stock of Cortigent. For convenience, the Neuromodulation business segment is referred to hereafter as “Cortigent.”

Cortigent is a leader in developing targeted neurostimulation systems that enable patients to recover critical body functions including vision and muscle movement. Our technology combines advanced neuroscience with proprietary microelectronics, software, and data processing capabilities. The first-generation system of our predecessor Second Sight, Argus II, was approved by the FDA under a Humanitarian Device Exemption (“HDE”) and has successfully restored partial vision to hundreds of profoundly blind people. Building on this achievement, we completed a six-year Early Feasibility Study in March 2025 for a more advanced artificial vision system we call the Orion® Visual Cortical Prosthesis System. Our next planned application is to accelerate the recovery of arm and hand movement in patients who are partially paralyzed due to stroke by our Stroke Recovery System. Additional applications of our platform technology have the potential to generate substantial business growth over time.

Cortigent includes the personnel, technologies, and other assets that formerly comprised Second Sight and, since the Merger, has continued as the Neuromodulation business segment of Vivani. Consolidated financial statements prior to the Merger have been derived from Second Sight’s historical accounting records and have been presented as if Cortigent had been formed as of January 1, 2022.

Financial transactions between Cortigent and its parent are included in the consolidated balance sheets and statements of net parent investment (deficit) under Net Parent Investment (Deficit). Net Parent Investment (Deficit) represents Vivani’s interest in the recorded net assets of Cortigent and the net effect of transactions between the two entities.

Liquidity and Going Concern

The Company’s consolidated financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company’s technologies are currently in development and have not generated revenues.

The Company has financed operations through support received from Vivani. The Company has an accumulated deficit of $10.8 million as of December 31, 2025, and has incurred losses of $3.1 million and $2.2 million in the years ended December 31, 2025 and 2024, respectively, and expects to experience operating losses and negative cash flows for the foreseeable future. In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 205-40, management has determined that the limited amounts of cash raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the accompanying consolidated financial statements are issued.

Management believes that the successful growth and operation of the Company’s business is dependent upon its ability to obtain adequate sources of funding through equity or debt financing to adequately support the Company research and development programs and provide for working capital and general corporate purposes. The Company has and will continue to receive short-term liquidity support from Vivani. See Footnote 9 for discussion of the Transition Funding and Services Agreement between the Company and Vivani.

C-8

 No assurance can be given that the Company will be successful in achieving its long-term plans as set forth above, or that such plans, if consummated, will result in profitable operations or enable the Company to continue in the long-term as a going concern. Management’s plans also include managing the Company’s cash burn by controlling expenditures. Failure to generate sufficient cash flows from operations, raise additional capital and reduce discretionary spending could have a material adverse effect on the Company’s ability to achieve its intended business objectives.

2.  Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally acceptable in the United States of America (“GAAP”) and include the consolidated financial statements of Cortigent and its wholly owned subsidiary, Second Sight Switzerland. Intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of expenses during the reporting period. We base our estimates on historical experience and on various assumptions that are believed to be reasonable in relation to the consolidated financial statements, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Management regularly evaluates the key factors and assumptions used to develop the estimates utilizing currently available information, changes in facts and circumstances, historical experience, and reasonable assumptions. After such evaluations, if deemed appropriate, those estimates are adjusted accordingly. Actual results could differ from those estimates. Significant estimates include those related to assumptions used in accruals for potential liabilities. Actual results could differ from those estimates.

Cash and Cash Equivalents

We consider all highly liquid investments with a maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are carried at fair value. We generally invest funds that are in excess of current needs in high credit quality instruments such as money market funds. There were no cash equivalents as of December 31, 2025 or December 31, 2024.

Property and Equipment

Property and equipment are recorded at historical cost less accumulated depreciation and amortization. Improvements are capitalized, while expenditures for maintenance and repairs are charged to expense as incurred. Upon disposal of depreciable property, the appropriate property accounts are reduced by the related costs and accumulated depreciation. The resulting gains and losses are reflected in the consolidated statement of operations.

Depreciation is provided for using the straight-line method in amounts sufficient to relate the cost of assets to operations over their estimated service lives. Leasehold improvements are amortized over the shorter of the life of the asset or the related lease term. Estimated useful lives of the principal classes of assets are as follows:

Lab equipment	5 – 7 years
Computer hardware and software	3 – 7 years
Leasehold improvements	2 – 5 years or the term of the lease, if shorter
Furniture, fixtures, and equipment	5 – 10 years

C-9

We review our property and equipment for impairment annually or whenever events or changes in circumstances indicate that the carrying value of such assets may not be recoverable.

Depreciation and amortization of property and equipment amounted to $14,000 and $31,000 for the years ended December 31, 2025 and 2024, respectively.

Research and Development

Research and development costs are charged to operations in the period incurred and amounted to $570,000, net of grants, for the year ended December 31, 2025, and $324,000, net of grants, for the year ended December 31, 2024. Research and development expenses consist primarily of employee compensation and consulting costs related to the design, development, and enhancements of our current and potential future products. Research and development also consist of salaries, travel and related expenses for personnel engaged in clinical and regulatory functions, as well as internal and external costs associated with conducting clinical trials and maintaining relationships with regulatory agencies.

Patent Costs

Due to the uncertainty associated with the successful development of one or more commercially viable products based on our research efforts and any related patent applications, all patent costs, including patent-related legal, filing fees and other costs, including internally generated costs, are expensed as incurred. Patent costs for the years ended December 31, 2025 and 2024, were $131,000 and $108,000, respectively, and are included in general and administrative expenses in the consolidated statements of operations.

NIH Grant and other Grants

From time-to-time, we apply for and may receive grants that help fund specific development programs. Any amounts received pursuant to grants are offset against the related operating expenses as the costs are incurred. Grants offset against operating expenses were $35,000 during the year ended December 31, 2025, and were $225,000 during the year ended December 31, 2024.

Concentration of Risk

Credit Risk

Financial instruments that subject us to concentrations of credit risk consist primarily of cash and money market funds. We maintain cash and money market funds with financial institutions that management deems credit worthy, and at times, cash balances may be in excess of FDIC and SIPC insurance limits of $250,000 and $500,000 (including cash of $250,000), respectively.

We also maintain cash at a bank in Switzerland. Accounts at said bank are insured up to an amount specified by the deposit insurance agency of Switzerland.

Foreign Operations

We effectively closed our financial operations in Switzerland in the fourth quarter of 2025. We still maintain a small cash balance so we are able to finalize any tax or other considerations that may arise with this closure. As such we have charged the foreign exchange impact of the assets and liabilities of these operations which is included in accumulated comprehensive loss totaling $310,000 to interest and other expense line in the statement of net loss for the year ended December 31, 2025.

C-10

Fair Value of Financial Instruments

The authoritative guidance with respect to fair value establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels and requires that assets and liabilities carried at fair value be classified and disclosed in one of three categories, as presented below. Disclosure as to transfers in and out of Levels 1 and 2, and activity in Level 3 fair value measurements, is also required.

Level 1. Observable inputs such as quoted prices in active markets for an identical asset or liability that we can access as of the measurement date. Financial assets and liabilities utilizing Level 1 inputs include active-exchange traded securities and exchange-based derivatives.

Level 2. Inputs, other than quoted prices included within Level 1, which are directly observable for the asset or liability or indirectly observable through corroboration with observable market data. Financial assets and liabilities utilizing Level 2 inputs include fixed income securities, non-exchange-based derivatives, mutual funds, and fair-value hedges.

Level 3. Unobservable inputs in which there is little or no market data for the asset or liability which requires the reporting entity to develop its own assumptions. Financial assets and liabilities utilizing Level 3 inputs include infrequently traded non-exchange-based derivatives and commingled investment funds, and are measured using present value pricing models.

We determine the level in the fair value hierarchy within which each fair value measurement falls in its entirety, based on the lowest level input that is significant to the fair value measurement in its entirety. In determining the appropriate levels, we perform an analysis of the assets and liabilities at each reporting period end. As of December 31, 2025 and December 31, 2024, the Company does not have any assets or liabilities that are remeasured to fair value on a recurring basis.

Comprehensive Loss

We comply with provisions of FASB ASC 220, Comprehensive Income, which requires companies to report all changes in equity during a period, except those resulting from investment by owners and distributions to owners, for the period in which they are recognized. Comprehensive income is defined as the change in equity during a period from transactions and other events from non-owner sources.

Comprehensive income (loss) is reported on the face of the consolidated financial statements. For the years ended December 31, 2025, and 2024, comprehensive loss is the total of net loss and other comprehensive income (loss) which consists entirely of foreign currency translation adjustments. In the fourth quarter of 2025, we booked the accumulated comprehensive loss of $310,000 to interest and other expense in the consolidated statement of operations.

Foreign Currency Translation and Transactions

The consolidated financial statements and transactions of the subsidiary’s operations are reported in the local (functional) currency of Swiss francs (CHF) and translated into U.S. dollars in accordance with GAAP. Assets and liabilities of those operations are translated at exchange rates in effect at the balance sheet date. The resulting gains and losses from translating foreign currency consolidated financial statements are recorded as accumulated other comprehensive income (loss). Revenues and expenses are translated at the average exchange rate for the reporting period. Foreign currency transaction gains (losses) resulting from exchange rate fluctuations on transactions denominated in a currency other than the foreign operations’ functional currencies are included in expenses in the consolidated statements of operations.

Income Taxes

The amount of current and deferred tax expense of Cortigent’s parent included in its consolidated tax returns is allocated to Cortigent as if Cortigent filed a separate return with any current and deferred taxes recorded in the parent’s net investment. Any future tax benefit from net operating loss and similar carry forwards is not pushed down to the subsidiaries. Through December 31, 2025, no net current or deferred taxes have been recognized by the parent due to cumulative net losses as any such deferred amounts have been fully offset by a valuation allowance.

C-11

Loss per Share

Loss per share has been presented in these consolidated financial statements based upon the shares issued in exchange for assets of Cortigent.

Recently Issued Accounting Pronouncements

In November 2024, the FASB issued Accounting Standards Update No. 2024-03 Income Statement–Reporting Comprehensive Income–Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses (“ASU 2024-03”), which will improve the disclosures about a public business entity’s expenses and requires detailed disclosures about specified categories of expenses (including employee compensation, depreciation, and amortization) included in certain expense captions such as cost of sales, selling, general and administrative, and research and development on the face of the income statement. ASU 2024-03 is effective for the Company or fiscal years beginning on January 1, 2027, and for interim periods within fiscal years beginning on January 1, 2028. Early adoption is permitted. The guidance may be applied either (1) prospectively to financial statements issued for reporting periods after the effective date of ASU 2024-03 or (2) retrospectively to all prior periods presented in the financial statements. The Company does not expect the adoption of this guidance to have a material effect on its consolidated financial statements and continues to evaluate disclosure presentation alternatives.

In December 2025, the FASB issued ASU No. 2025-10, Government Grants (Topic 832): Accounting for Government Grants Received by Business Entities. This ASU provides authoritative guidance for the recognition, measurement and presentation of government grants received by a business entity. This ASU is effective for annual reporting periods beginning after December 15, 2028 and interim periods within those annual periods. The guidance can be applied on a modified prospective, modified retrospective, or retrospective approach; early adoption is permitted. The Company is currently evaluating the impact of this ASU on its consolidated financial statements and related disclosures.

In December 2025, the FASB issued ASU 2025-11, Interim Reporting (Topic 270) - Narrow-Scope Improvements. This ASU clarifies interim disclosure requirements; it does not attempt to expand or reduce disclosures. ASU 2025-11 also includes a disclosure principle to help entities determine which events since the end of the last annual reporting period are material for disclosure. This ASU is effective for interim reporting periods within annual reporting periods beginning after December 15, 2027. The guidance can be applied on a prospective basis, or a retrospective basis for all or any prior periods, and early adoption is permitted. The Company is currently evaluating the impact of this ASU; however, it is not anticipated to have a material impact on its consolidated financial statements.

In December 2023, the FASB issued ASU No. 2023-09, Improvements to Income Tax Disclosures (Topic 740). The ASU requires disaggregated information about a reporting entity’s effective tax rate reconciliation as well as additional information on income taxes paid. The Company adopted this ASU on a prospective basis effective January 1, 2025. The adoption of this ASU did not have a significant impact on the Company’s consolidated financial statements.

3. Selected Balance Sheet Detail

Property and equipment, net of accumulated depreciation and amortization

Property and equipment consisted of the following as of December 31, 2025, and December 31, 2024

(in thousands):

	December 31,	December 31,
	2025	2024
Laboratory equipment	$597	$597
Computer hardware and software	107	107
Total property and equipment	704	704
Accumulated depreciation and amortization	(704)	(690)
Property and equipment, net	$—	$14

Contract Liabilities

Contract liabilities amounted to $335,000 as of December 31, 2025 and December 31, 2024 and are included in accrued expenses on the balance sheet.

C-12

4. Grants

We received an award for $1.6 million grant (with the intent to fund $6.4 million over five years subject to annual review and approval) from the National Institutes of Health (NIH) to fund the “Early Feasibility Clinical Trial of a Visual Cortical Prosthesis” that commenced in January 2018. The final year of the grant ended in March 2024. The NIH grant funds ongoing and planned clinical activities and are being used to conduct and support clinical testing of six patients implanted with the Orion® Cortical Visual Prosthesis System and submit and obtain Investigational Device Exemption approval from the FDA. During the years ended December 31, 2025 and 2024, grants offset against operating expenses were $35,000 and $225,000, respectively. In the year ended December 31, 2025, grants offsetting research and development totaled $35,000. In the year ended December 31, 2024, grants totaling $209,000 and $16,000 were used to offset research and development and general and administrative expenses, respectively.

5. Employee Benefit Plans

We have a 401(k) Savings Retirement Plan (the “Plan”) that covers substantially all full-time employees who meet the Plan’s eligibility requirements and provides for employee elective contribution and employer matching contributions. Employer contributions are discretionary and determined annually by the Board. No contributions were made in the years ended December 31, 2025 and 2024.

6. Income Taxes

The amount of current and deferred tax expense of Cortigent’s parent included in its consolidated tax returns is allocated to Cortigent as if Cortigent filed a separate return with any current and deferred taxes recorded in Net Parent Investment.

Through December 31, 2025, no net current or deferred taxes have been recognized by the parent due to cumulative net losses and a full valuation allowance. Any future tax benefit from net operating loss and similar carry forwards is not pushed down to the subsidiaries.

7. Right-of-use Assets and Operating Lease Liabilities

We lease certain office space and equipment for our use. Leases with an initial term of 12 months or less are not recorded on the balance sheet. Lease costs are recognized in the income statement over the lease term on a straight-line basis. Depreciation is computed using the straight-line method over the estimated useful life of the respective assets. The depreciable life of assets and leasehold improvements are limited by the expected lease term. Our lease agreements do not contain any material residual value guarantees or restrictive covenants. As most of our leases do not provide an implicit rate, we used our estimated incremental borrowing rate of 10% based on the information available at commencement date in determining the present value of lease payments.

On February 1, 2023 we entered into a sublease agreement, effective March 1, 2023, to sublease office space to replace the Company’s existing headquarters. Our rental payments amounted to $22,158 per month plus operating expenses, to lease 14,823 square feet of office space at 27200 Tourney Road, Valencia, California 91355. The lease had a term of two years and two months. We also entered into a lease for storage space on January 25, 2023 in the same building at a cost of $6,775 per month for a term of two years and one month. We are not affiliates of, are not related to, or otherwise have any other relationship with, the other parties, other than the lease.

In November 2025 we extended a short-term lease at our current lease location. The short-term obligation totals approximately $10,000 per month.

Assets	Classification	December 31, 2025 (in thousands)	December 31, 2024 (in thousands)
Non-current assets	Right-of-use assets	$--	$107
Liabilities
Current	Current operating lease liabilities	$--	$107

C-13

	For the year ended December 31, 2025	For the year ended December 31, 2024
(in thousands):
Cash paid for operating lease liabilities	$107	$347

Rent expense, including common area maintenance charges and short-term lease costs, was $191,000 for the year ended December 31, 2025 and $394,000 for the year ended December 31, 2024.

8. Commitments and Contingencies

License Agreements

We have exclusive licensing agreements to utilize certain patents, related to the technology for visual prostheses. The Cost Reimbursement Consortium Agreement with Doheny Eye Institute (“DEI”) license is the only material license to our Business. We do not currently use, and have no plan to use, the technology covered in the other licensing agreements. The DEI agreement requires that we pay a 0.5% royalty on net sales of devices covered under the license. There are no further maintenance or milestone payments. No royalties have been incurred under the DEI agreement since 2019.

In the past, we have paid royalties under a license agreement with the Johns Hopkins University (“JHU”). The JHU agreement expired, along with significant underlying patents, in 2018. Pursuant to the foregoing agreements with DEI and JHU, we did not incur any costs in the periods presented.

Indemnification Agreements

We maintain indemnification agreements with our directors and officers that may require us to indemnify them against liabilities that arise by reason of their status or service as directors or officers, except as prohibited by applicable law.

Clinical Trial Agreements

Based upon FDA approval of Argus II, which was obtained in February 2013, we, as Second Sight, were required to collect follow-up data from patients enrolled in our pre-approval trial for a period of up to ten years post-implant, which was extended through the year 2019. This requirement to collect follow-up data was halted in 2020 with FDA approval. In addition, we conducted three post-market studies to comply with U.S. FDA, French, and European post-market surveillance regulations and requirements and conducted an Early Feasibility Study of Orion, which was completed in March 2025. We contracted with various universities, hospitals, and medical practices to provide these services. Payments are based on procedures performed for each patient and are charged to research and development expense as incurred. Total amounts charged to expense for the twelve months ended December 31, 2025, and 2024 were $29,000 and $13,000, respectively.

Litigation, Claims and Assessments

As of the date of these consolidated financial statements, Vivani has chosen to indemnify us for certain claims from the former business. However, the results of litigation and claims are inherently unpredictable. Regardless of their outcome, litigation can have an adverse impact on us because of defense and settlement costs, diversion of management resources and other factors.

We are party to litigation arising in the ordinary course of business. It is our opinion that the outcome of such matters will not have a material effect on our consolidated financial statements, however the results of litigation and claims are inherently unpredictable. Regardless of outcome, litigation may have an adverse impact on us because of defense and settlement costs, diversion of management resources and other factors.

C-14

9. Transition Funding, Support and Services Agreement

In March 2023, Cortigent and Vivani entered into a Transition Funding, Support and Services Agreement (the “Agreement”) by which Vivani will advance funds and provide or cause to be provided to Cortigent the services and funding that will cover salaries and related costs, rent and other overhead in order to permit Cortigent to operate in substantially the same manner in which business operations of Cortigent were previously operated by Second Sight, prior to the formation of Cortigent, which obligations continued, in the case of the funding obligations, through December 31, 2024. By that Agreement, Cortigent was required to pay all amounts advanced to the Company by Vivani from the proceeds of our proposed initial public offering of shares (“IPO”). In August 2023, the Company and Vivani amended this Agreement to provide for (i) repayment of $1.5 million from proceeds of an anticipated offering and (ii) issuance of a five-year promissory note requiring repayment of $2 million at five percent per year upon maturity of the promissory note. By this amendment, Vivani also agreed that the Company shall not be obligated to repay any additional funding support payments, whereas funding support payments made to date exceed $3.5 million.

Vivani has also agreed, by this Agreement, to provide the services of its Chief Operating Officer, Truc Le, on an interim basis to consult on operations matters, such as manufacturing planning and interactions with contract manufacturers, and the services of its Chief Business Officer, Donald Dwyer, on an interim basis to consult on business development matters, such as strategic partnering and commercial readiness. See “Management—Vivani Advisors to the Company”. The Company will also be providing to Vivani the services of Edward Sedo, our chief financial officer. The Company and Vivani have acknowledged that any such services, which are provided to the other before the completion of the Company’s proposed IPO, are deemed to be equivalent in value and shall offset the value of the services provided to the other. As a result, the Company and Vivani each have acknowledged to the other that neither of entity shall accrue any service fees or expenses to the other before completion of this offering and that no invoices from one to the other shall be required to be submitted. After December 31, 2024, Vivani continued to provide funds to maintain the Company’s operations after expiration of the Agreement and has agreed to continue to provide such funds until completion of the proposed IPO. As of December 31, 2025, Vivani has provided $3.5 million in funding to Cortigent under the terms of the Agreement, which is reported as debt due to parent on the Consolidated Balance Sheets. Funding in excess of $3.5 million has been recorded as a contribution and included in Net Parent Investment on the consolidated balance sheets.

Nothing in the Agreement shall grant Vivani or its employees or agents who are providing services the right directly or indirectly to control or direct the operations of the Company. By this Agreement, the Company and Vivani have agreed to indemnify and hold each other harmless from certain matters relating to, arising out of or resulting from the operations of Second Sight’s business before August 30, 2022.

10. Segments

Operating segments are defined as components of an enterprise for which separate financial information is available for evaluation by the chief operating decision maker (“CODM”) in deciding how to allocate resources and assess performance. The Company has one operating and reporting segment. The Company’s CODM is its Chief Executive Officer who reviews the Company operations. The measure of segment loss is reported on the consolidated statements of operations as Net loss. The measure of segment assets is reported on the consolidated balance sheets as Total assets. Expense information regularly provided by the CODM is limited to the expense classifications included in the Company’s consolidated statement of operations. Therefore, the Company’s significant segment expenses are the expense items presented in the consolidated statements of operations, and there are no other segment items.

11. Subsequent Events

The Company evaluated subsequent events that occurred after the balance sheet date through March 3, 2026, the date that these consolidated financial statements were available to be issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment to or disclosure in the consolidated financial statements.

C-15

CORTIGENT, INC.

 AND SUBSIDIARY

Condensed Consolidated Balance Sheets

(In thousands)
(Unaudited)

	March 31,	December 31,
	2026	2025
ASSETS
Current assets:
Cash	$428	$467
Prepaid expenses and other current assets	49	49
Total current assets	477	516

Deposits and other assets	6	2

Total assets	$483	$518
LIABILITIES AND NET PARENT DEFICIT
Current liabilities:
Accounts payable	$46	$91
Accrued expenses	335	335
Accrued compensation expense	349	365
Due to Parent	3,500	3,500
Total current liabilities	4,230	4,291

Total liabilities	4,230	4,291

Commitments and contingencies (Note 8)

Net parent investment (deficit)	(3,747)	(3,773)

Total liabilities and net parent deficit	$483	$518

See accompanying notes to unaudited condensed consolidated financial statements.

C-16

CORTIGENT, INC.

 AND SUBSIDIARY

Condensed Consolidated Statements of Operations

 (In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,
	2026	2025
Operating expenses:
Research and development, net of grants	$118	$62
General and administrative, net of grants	608	554
Total operating expenses, net	726	616
Loss from operations	(726)	(616)
Interest and other expense	(42)	(41)
Net loss	$(768)	$(657)
Net loss per common share	$(0.15)	$(0.13)
Weighted average common shares outstanding – basic and diluted	5,000	5,000

See accompanying notes to unaudited condensed consolidated financial statements.

C-17

CORTIGENT, INC.

AND SUBSIDIARY

Condensed Consolidated Statements of Comprehensive Loss

 (In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2026	2025
Net loss	$(768)	$(657)
Other comprehensive loss:
Foreign currency translation adjustments	—	—
Comprehensive loss	$(768)	$(657)

See accompanying notes to unaudited condensed consolidated financial statements.

C-18

CORTIGENT, INC.

AND SUBSIDIARY

Condensed Consolidated Statements of Net Parent Investment (Deficit)

 (In thousands)
(Unaudited)

				Accumulated
	Common			Other	Net Parent
	Stock	Parent	Accumulated	Comprehensive	Investment
	Shares	Investment	Deficit	Loss	(Deficit)
Balance, January 1, 2025	5,000	$4,681	$(7,724)	$(363)	$(3,406)
Net loss	—	—	(657)	—	(657)
Investment by parent	—	315	—	—	315
Foreign currency translation adjustment	—	—	—	—	—
Balance, March 31, 2025	5,000	$4,996	$(8,381)	$(363)	$(3,748)

	Common			Net Parent
	Stock	Parent	Accumulated	Investment
	Shares	Investment	Deficit	(Deficit)
Balance, January 1, 2026	5,000	$7,063	$(10,836)	$(3,773)
Net loss	—	—	(768)	(768)
Investment by parent	—	794	—	794
Balance, March 31, 2026	5,000	$7,857	$(11,604)	$(3,747)

See accompanying notes to unaudited condensed consolidated financial statements.

C-19

 CORTIGENT, INC.

AND SUBSIDIARY

Condensed Consolidated Statements of Cash Flows

 (In thousands)
(Unaudited)

	Three Months Ended March 31,
	2026	2025
Cash flows from operating activities:
Net loss	$(768)	$(657)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of property and equipment	—	4
Changes in operating assets and liabilities:
Prepaid expenses and other assets	(4)	21
Accounts payable	(45)	113
Accrued expenses	—	(36)
Accrued compensation expenses	(16)	7
Net cash used in operating activities	(833)	(548)
Cash flows from financing activities:
Net investment of parent	794	315
Net cash provided by financing activities	794	315

Cash
Net decrease	(39)	(233)
Balance at beginning of period	467	797
Balance at end of period	$428	$564

See accompanying notes to unaudited condensed consolidated financial statements.

C-20

CORTIGENT, INC.

 AND SUBSIDIARY

Notes to Unaudited Condensed Consolidated Financial Statements

1. Organization and Business Operations

These unaudited condensed consolidated financial statements represent the financial position and results of operations of the Neuromodulation business segment of Vivani Medical, Inc. (“Vivani”). On August 30, 2022, Second Sight Medical Products, Inc., (“Second Sight”) changed its name to Vivani Medical, Inc. and merged with Nano Precision Medical Products, Inc. (“NPM”) (the “Merger”). On December 28, 2022, the assets and liabilities of the segment were contributed to Cortigent, Inc. (“Cortigent” or the “Company”) a newly formed wholly owned subsidiary of Vivani, in exchange for five million shares of common stock of Cortigent. For convenience, the Neuromodulation business segment is referred to hereafter as “Cortigent.”

Cortigent is a leader in developing targeted neurostimulation systems that enable patients to recover critical body functions including vision and muscle movement. Our technology combines advanced neuroscience with proprietary microelectronics, software, and data processing capabilities. The first-generation system of our predecessor Second Sight, Argus II, was approved by the FDA under a Humanitarian Device Exemption (“HDE”) and has successfully restored partial vision to hundreds of profoundly blind people. Building on this achievement, we completed a six-year Early Feasibility Study in March 2025 for a more advanced artificial vision system we call the Orion® Visual Cortical Prosthesis System. Our next planned application is to accelerate the recovery of arm and hand movement in patients who are partially paralyzed due to stroke by our Stroke Recovery System. Additional applications of our platform technology have the potential to generate substantial business growth over time.

Cortigent includes the personnel, technologies, and other assets that formerly comprised Second Sight and, since the Merger, has continued as the Neuromodulation business segment of Vivani.

Financial transactions between Cortigent and its parent are included in the condensed consolidated balance sheets and statements of net parent investment (deficit) under Net Parent Investment (Deficit). Net Parent Investment (Deficit) represents Vivani’s interest in the recorded net assets of Cortigent and the net effect of transactions between the two entities.

Liquidity and Going Concern

The Company’s condensed consolidated financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company’s technologies are currently in development and have not generated revenues.

The Company has financed operations through support received from Vivani. The Company has an accumulated deficit of $11.6 million as of March 31, 2026, and has incurred net losses of $0.8 million and $3.1 million in the three months ended March 31, 2026 and year ended December 31, 2025, respectively, and expects to experience operating losses and negative cash flows for the foreseeable future. In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 205-40, management has determined that the limited amounts of cash raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the accompanying consolidated financial statements are issued.

Management believes that the successful growth and operation of the Company’s business is dependent upon its ability to obtain adequate sources of funding through equity or debt financing to adequately support the Company research and development programs and provide for working capital and general corporate purposes. The Company has and will continue to receive short-term liquidity support from Vivani. See Footnote 9 for discussion of the Transition Funding and Services Agreement between the Company and Vivani.

C-21

 No assurance can be given that the Company will be successful in achieving its long-term plans as set forth above, or that such plans, if consummated, will result in profitable operations or enable the Company to continue in the long-term as a going concern. Management’s plans also include managing the Company’s cash burn by controlling expenditures. Failure to generate sufficient cash flows from operations, raise additional capital and reduce discretionary spending could have a material adverse effect on the Company’s ability to achieve its intended business objectives.

2. Summary of Significant Accounting Policies

Basis of Presentation and Principles of Consolidation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally acceptable in the United States of America (“GAAP”) and include the unaudited interim consolidated financial statements of Cortigent and its wholly owned subsidiary, Second Sight Switzerland. Intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of unaudited interim consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of expenses during the reporting period. We base our estimates on historical experience and on various assumptions that are believed to be reasonable in relation to the consolidated financial statements, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Management regularly evaluates the key factors and assumptions used to develop the estimates utilizing currently available information, changes in facts and circumstances, historical experience, and reasonable assumptions. After such evaluations, if deemed appropriate, those estimates are adjusted accordingly. Actual results could differ from those estimates.

Cash and Cash Equivalents

We consider all highly liquid investments with a maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are carried at fair value. We generally invest funds that are in excess of current needs in high credit quality instruments such as money market funds. There were no cash equivalents as of March 31, 2026 or December 31, 2025.

Property and Equipment

Property and equipment are recorded at historical cost less accumulated depreciation and amortization. Improvements are capitalized, while expenditures for maintenance and repairs are charged to expense as incurred. Upon disposal of depreciable property, the appropriate property accounts are reduced by the related costs and accumulated depreciation. The resulting gains and losses are reflected in the consolidated statement of operations.

Depreciation is provided for using the straight-line method in amounts sufficient to relate the cost of assets to operations over their estimated service lives. Leasehold improvements are amortized over the shorter of the life of the asset or the related lease term. Estimated useful lives of the principal classes of assets are as follows:

Lab equipment	5 – 7 years
Computer hardware and software	3 – 7 years
Leasehold improvements	2 – 5 years or the term of the lease, if shorter
Furniture, fixtures, and equipment	5 – 10 years

C-22

We review our property and equipment for impairment annually or whenever events or changes in circumstances indicate that the carrying value of such assets may not be recoverable.

Depreciation and amortization of property and equipment amounted to zero and $4,000 for the three months ended March 31, 2026 and 2025, respectively.

Research and Development

Research and development costs are charged to operations in the period incurred and amounted to $118,000 for the three months ended March 31, 2026, and $62,000, net of grants, for the three months ended March 31, 2025. Research and development expenses consist primarily of employee compensation and consulting costs related to the design, development, and enhancements of our current and potential future products. Research and development also consist of salaries, travel and related expenses for personnel engaged in clinical and regulatory functions, as well as internal and external costs associated with conducting clinical trials and maintaining relationships with regulatory agencies.

Patent Costs

Due to the uncertainty associated with the successful development of one or more commercially viable products based on our research efforts and any related patent applications, all patent costs, including patent-related legal, filing fees and other costs, including internally generated costs, are expensed as incurred. Patent costs for the three months ended March 31, 2026 and 2025, were $8,000 and $24,000, respectively, and are included in general and administrative expenses in the consolidated statements of operations.

NIH Grant and other Grants

From time-to-time, we apply for and may receive grants that help fund specific development programs. Any amounts received pursuant to grants are offset against the related operating expenses as the costs are incurred. Grants offset against operating expenses were zero during the three months ended March 31, 2026, and were $35,000 during the three months ended March 31, 2025.

Concentration of Risk

Credit Risk

Financial instruments that subject us to concentrations of credit risk consist primarily of cash and money market funds. We maintain cash and money market funds with financial institutions that management deems credit worthy, and at times, cash balances may be in excess of FDIC and SIPC insurance limits of $250,000 and $500,000 (including cash of $250,000), respectively.

We also maintain cash at a bank in Switzerland. Accounts at said bank are insured up to an amount specified by the deposit insurance agency of Switzerland.

Foreign Operations

We effectively closed our financial operations in Switzerland in the fourth quarter of 2025. We still maintain a small cash balance so we are able to finalize any tax or other considerations that may arise with this closure. As such we have charged the foreign exchange impact of the assets and liabilities of these operations which was included in accumulated comprehensive loss totaling $310,000 to interest and other expense line in the statement of operations for the year ended December 31, 2025.

C-23

Fair Value of Financial Instruments

The authoritative guidance with respect to fair value establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels and requires that assets and liabilities carried at fair value be classified and disclosed in one of three categories, as presented below. Disclosure as to transfers in and out of Levels 1 and 2, and activity in Level 3 fair value measurements, is also required.

Level 1. Observable inputs such as quoted prices in active markets for an identical asset or liability that we can access as of the measurement date. Financial assets and liabilities utilizing Level 1 inputs include active-exchange traded securities and exchange-based derivatives.

Level 2. Inputs, other than quoted prices included within Level 1, which are directly observable for the asset or liability or indirectly observable through corroboration with observable market data. Financial assets and liabilities utilizing Level 2 inputs include fixed income securities, non-exchange-based derivatives, mutual funds, and fair-value hedges.

Level 3. Unobservable inputs in which there is little or no market data for the asset or liability which requires the reporting entity to develop its own assumptions. Financial assets and liabilities utilizing Level 3 inputs include infrequently traded non-exchange-based derivatives and commingled investment funds, and are measured using present value pricing models.

We determine the level in the fair value hierarchy within which each fair value measurement falls in its entirety, based on the lowest level input that is significant to the fair value measurement in its entirety. In determining the appropriate levels, we perform an analysis of the assets and liabilities at each reporting period end. As of March 31, 2026 and December 31, 2025, the Company does not have any assets or liabilities that are remeasured to fair value on a recurring basis.

Comprehensive Loss

We comply with provisions of FASB ASC 220, Comprehensive Income, which requires companies to report all changes in equity during a period, except those resulting from investment by owners and distributions to owners, for the period in which they are recognized. Comprehensive income is defined as the change in equity during a period from transactions and other events from non-owner sources.

Comprehensive income (loss) is reported on the face of the unaudited interim consolidated financial statements. For the three months ended March 31, 2026, and 2025, comprehensive loss is the total of net loss and other comprehensive loss which consists entirely of foreign currency translation adjustments. We effectively closed our financial operations in Switzerland in the fourth quarter of 2025. We still maintain a small cash balance so we are able to finalize any tax or other considerations that may arise with this closure.

Foreign Currency Translation and Transactions

The unaudited interim consolidated financial statements and transactions of the subsidiary’s operations are reported in the local (functional) currency of Swiss francs (CHF) and translated into U.S. dollars in accordance with GAAP. Assets and liabilities of those operations are translated at exchange rates in effect at the balance sheet date. The resulting gains and losses from translating foreign currency consolidated financial statements were recorded as accumulated other comprehensive loss. Revenues and expenses are translated at the average exchange rate for the reporting period. Foreign currency transaction gains (losses) resulting from exchange rate fluctuations on transactions denominated in a currency other than the foreign operations’ functional currencies are included in expenses in the condensed consolidated statement of operations.

Income Taxes

The amount of current and deferred tax expense of Cortigent’s parent included in its consolidated tax returns is allocated to Cortigent as if Cortigent filed a separate return with any current and deferred taxes recorded in the parent’s net investment. Any future tax benefit from net operating loss and similar carry forwards is not pushed down to the subsidiaries. Through March 31, 2026, no net current or deferred taxes have been recognized by the parent due to cumulative net losses as any such deferred amounts have been fully offset by a valuation allowance.

C-24

Net Loss per Common Share

Net loss per Common Share has been presented in these unaudited condensed consolidated financial statements based upon the shares issued in exchange for assets of Cortigent.

Recently Issued Accounting Pronouncements

In November 2024, the FASB issued Accounting Standards Update No. 2024-03 Income Statement–Reporting Comprehensive Income–Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses (“ASU 2024-03”), which will improve the disclosures about a public business entity’s expenses and requires detailed disclosures about specified categories of expenses (including employee compensation, depreciation, and amortization) included in certain expense captions such as cost of sales, selling, general and administrative, and research and development on the face of the income statement. ASU 2024-03 is effective for the Company or fiscal years beginning on January 1, 2027, and for interim periods within fiscal years beginning on January 1, 2028. Early adoption is permitted. The guidance may be applied either (1) prospectively to financial statements issued for reporting periods after the effective date of ASU 2024-03 or (2) retrospectively to all prior periods presented in the financial statements. The Company does not expect the adoption of this guidance to have a material effect on its consolidated financial statements and continues to evaluate disclosure presentation alternatives.

In December 2025, the FASB issued ASU No. 2025-10, Government Grants (Topic 832): Accounting for Government Grants Received by Business Entities. This ASU provides authoritative guidance for the recognition, measurement and presentation of government grants received by a business entity. This ASU is effective for annual reporting periods beginning after December 15, 2028 and interim periods within those annual periods. The guidance can be applied on a modified prospective, modified retrospective, or retrospective approach; early adoption is permitted. The Company is currently evaluating the impact of this ASU on its condensed consolidated financial statements and related disclosures.

In December 2025, the FASB issued ASU 2025-11, Interim Reporting (Topic 270) - Narrow-Scope Improvements. This ASU clarifies interim disclosure requirements; it does not attempt to expand or reduce disclosures. ASU 2025-11 also includes a disclosure principle to help entities determine which events since the end of the last annual reporting period are material for disclosure. This ASU is effective for interim reporting periods within annual reporting periods beginning after December 15, 2027. The guidance can be applied on a prospective basis, or a retrospective basis for all or any prior periods, and early adoption is permitted. The Company is currently evaluating the impact of this ASU; however, it is not anticipated to have a material impact on its condensed consolidated financial statements.

3. Selected Balance Sheet Detail

Property and equipment, net of accumulated depreciation and amortization

Property and equipment, net consisted of the following as of March 31, 2026, and December 31, 2025

(in thousands):

	March 31,	December 31,
	2026	2025
Laboratory equipment	$597	$597
Computer hardware and software	107	107
Total property and equipment	704	704
Accumulated depreciation and amortization	(704)	(704)
Property and equipment, net	$—	$—

Contract Liabilities

Contract liabilities amounted to $335,000 as of March 31, 2026 and December 31, 2025 and are included in accrued expenses on the condensed consolidated balance sheet.

C-25

4. Grants

We received an award for a $1.6 million grant (with the intent to fund $6.4 million over five years subject to annual review and approval) from the National Institutes of Health (NIH) to fund the “Early Feasibility Clinical Trial of a Visual Cortical Prosthesis” that commenced in January 2018. The final year of the grant ended in March 2024. The NIH grant funds ongoing and planned clinical activities and are being used to conduct and support clinical testing of six patients implanted with the Orion® Cortical Visual Prosthesis System and submit and obtain Investigational Device Exemption approval from the FDA. During the three months ended March 31, 2026 and 2025, grants offsetting research and development totaled zero and $35,000, respectively.

5. Employee Benefit Plans

We have a 401(k) Savings Retirement Plan (the “Plan”) that covers substantially all full-time employees who meet the Plan’s eligibility requirements and provides for employee elective contribution and employer matching contributions. Employer contributions are discretionary and determined annually by the Board. No contributions were made in the three months ended March 31, 2026 and 2025.

6. Income Taxes

The amount of current and deferred tax expense of Cortigent’s parent included in its consolidated tax returns is allocated to Cortigent as if Cortigent filed a separate return with any current and deferred taxes recorded in Net Parent Investment.

Through March 31, 2026, no net current or deferred taxes have been recognized by the parent due to cumulative net losses adjusted for permanent differences and the recognition of a full valuation allowance. Any future tax benefit from net operating loss and similar carry forwards is not pushed down to the subsidiaries.

7. Right-of-use Assets and Operating Lease Liabilities

We lease certain office space and equipment for our use. Leases with an initial term of 12 months or less are not recorded on the condensed consolidated balance sheet. Lease costs are recognized in the condensed consolidated statements of operations over the lease term on a straight-line basis. Depreciation of leasehold improvements is computed using the straight-line method over the lesser of the estimated useful life of the respective assets or the term of the lease. As most of our leases do not provide an implicit rate, we used our estimated incremental borrowing rate of 10% based on the information available at commencement date in determining the present value of lease payments.

On February 1, 2023 we entered into a sublease agreement, effective March 1, 2023, to sublease office space to replace the Company’s existing headquarters. Our rental payments amounted to $22,158 per month plus operating expenses, to lease 14,823 square feet of office space at 27200 Tourney Road, Valencia, California 91355. The lease had a term of two years and two months. We also entered into a lease for storage space on January 25, 2023 in the same building at a cost of $6,775 per month for a term of two years and one month. We are not affiliates of, are not related to, or otherwise have any other relationship with, the other parties, other than the lease.

In April 2026 we extended our short-term lease agreement for another six months. The short-term obligation totals approximately $10,000 per month. All leases were short-term and thus expensed as incurred and not recorded as ROU assets or lease liabilities.

C-26

	For the three months ended March 31, 2026 (in thousands)	For the three ended months March 31, 2025 (in thousands)
Cash paid for short term operating leases	$30	$87

Rent expense, including common area maintenance charges and short-term lease costs, was $30,000 and $87,000 for the three months ended March 31, 2026 and March 31, 2025, respectively.

8. Commitments and Contingencies

License Agreements

We have exclusive licensing agreements to utilize certain patents, related to the technology for visual prostheses. The Cost Reimbursement Consortium Agreement with Doheny Eye Institute (“DEI”) license is the only material license to our Business. We do not currently use, and have no plan to use, the technology covered in the other licensing agreements. The DEI agreement requires that we pay a 0.5% royalty on net sales of devices covered under the license. There are no further maintenance or milestone payments. No royalties have been incurred under the DEI agreement since 2019.

In the past, we have paid royalties under a license agreement with the Johns Hopkins University (“JHU”). The JHU agreement expired, along with significant underlying patents, in 2018. Pursuant to the foregoing agreements with DEI and JHU, we did not incur any costs in the periods presented.

Indemnification Agreements

We maintain indemnification agreements with our directors and officers that may require us to indemnify them against liabilities that arise by reason of their status or service as directors or officers, except as prohibited by applicable law.

Clinical Trial Agreements

Based upon FDA approval of Argus II, which was obtained in February 2013, we, as Second Sight, were required to collect follow-up data from patients enrolled in our pre-approval trial for a period of up to ten years post-implant, which was extended through the year 2019. This requirement to collect follow-up data was halted in 2020 with FDA approval. In addition, we conducted three post-market studies to comply with U.S. FDA, French, and European post-market surveillance regulations and requirements and conducted an Early Feasibility Study of Orion, which was completed in March 2025. We contracted with various universities, hospitals, and medical practices to provide these services. Payments are based on procedures performed for each patient and are charged to research and development expense as incurred. Total amounts charged to expense for the three months ended March 31, 2026, and 2025 were zero and $29,000, respectively.

Litigation, Claims and Assessments

As of the date of these consolidated financial statements, Vivani has chosen to indemnify us for certain claims from the former business. However, the results of litigation and claims are inherently unpredictable. Regardless of their outcome, litigation can have an adverse impact on us because of defense and settlement costs, diversion of management resources and other factors.

We are party to litigation arising in the ordinary course of business. It is our opinion that the outcome of such matters will not have a material effect on our consolidated condensed financial statements, however the results of litigation and claims are inherently unpredictable. Regardless of outcome, litigation may have an adverse impact on us because of defense and settlement costs, diversion of management resources and other factors.

C-27

9. Transition Funding, Support and Services Agreement

In March 2023, Cortigent and Vivani entered into a Transition Funding, Support and Services Agreement (the “Agreement”) by which Vivani will advance funds and provide or cause to be provided to Cortigent the services and funding that will cover salaries and related costs, rent and other overhead in order to permit Cortigent to operate in substantially the same manner in which business operations of Cortigent were previously operated by Second Sight, prior to the formation of Cortigent, which obligations continued, in the case of the funding obligations, through December 31, 2024. By that Agreement, Cortigent was required to pay all amounts advanced to the Company by Vivani from the proceeds of our proposed initial public offering of shares (“IPO”). In August 2023, the Company and Vivani amended this Agreement to provide for (i) repayment of $1.5 million from proceeds of an anticipated offering and (ii) issuance of a five-year promissory note requiring repayment of $2 million at five percent per year upon maturity of the promissory note. By this amendment, Vivani also agreed that the Company shall not be obligated to repay any additional funding support payments, whereas funding support payments made to date exceed $3.5 million.

Vivani has also agreed, by this Agreement, to provide the services of its Chief Operating Officer, Truc Le, on an interim basis to consult on operations matters, such as manufacturing planning and interactions with contract manufacturers, and the services of its Chief Business Officer, Donald Dwyer, on an interim basis to consult on business development matters, such as strategic partnering and commercial readiness. See “Management—Vivani Advisors to the Company”. The Company will also be providing to Vivani the services of Edward Sedo, our chief financial officer. The Company and Vivani have acknowledged that any such services, which are provided to the other before the completion of the Company’s proposed IPO, are deemed to be equivalent in value and shall offset the value of the services provided to the other. As a result, the Company and Vivani each have acknowledged to the other that neither of entity shall accrue any service fees or expenses to the other before completion of this offering and that no invoices from one to the other shall be required to be submitted. After December 31, 2024, Vivani continued to provide funds to maintain the Company’s operations after expiration of the Agreement and has agreed to continue to provide such funds until completion of the proposed IPO. As of March 31, 2026 and December 31, 2025, Vivani has provided $3.5 million in funding to Cortigent under the terms of the Agreement, which is reported as debt due to parent on the condensed consolidated balance sheets. Funding in excess of $3.5 million has been recorded as a contribution and included in Net Parent Investment on the condensed consolidated balance sheets.

Nothing in the Agreement shall grant Vivani or its employees or agents who are providing services the right directly or indirectly to control or direct the operations of the Company. By this Agreement, the Company and Vivani have agreed to indemnify and hold each other harmless from certain matters relating to, arising out of or resulting from the operations of Second Sight’s business before August 30, 2022.

10. Segments

Operating segments are defined as components of an enterprise for which separate financial information is available for evaluation by the chief operating decision maker (“CODM”) in deciding how to allocate resources and assess performance. The Company has one operating and reporting segment. The Company’s CODM is its Chief Executive Officer who reviews the Company operations. The measure of segment loss is reported on the consolidated statements of operations as net loss. The measure of segment assets is reported on the condensed consolidated balance sheets as total assets. Expense information regularly provided by the CODM is limited to the expense classifications included in the Company’s condensed consolidated statements of operations. Therefore, the Company’s significant segment expenses are the expense items presented in the condensed consolidated statements of operations, and there are no other segment items.

11. Subsequent Events

The Company evaluated subsequent events that occurred after the condensed consolidated balance sheet date through May 13, 2026, the date that these unaudited interim consolidated financial statements were available to be issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment to or disclosure in the condensed consolidated financial statements.

C-28

APPENDIX D

PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Condensed Combined Financial information

D-1

CLEARONE, INC. AND CORTIGENT, INC.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of March 31, 2026
(Dollar amounts in $000s except per-share data; share counts in whole shares)

	ClearOne Historical	Cortigent Historical	Transaction Adjustments (Minimum)	Pro Forma Combined (Minimum)	Transaction Adjustments (Maximum)	Pro Forma Combined (Maximum)
ASSETS
Current assets:
Cash and cash equivalents	$756	$428	7,625	$8,809	12,625	$13,809
Restricted cash	297	—		297		297
Inventories, net	333	—		333		333
Prepaid expenses and other current assets	10	49		59		59
Current assets related to discontinued operations	276	—		276		276
Total current assets	1,672	477	7,625	9,774	12,625	14,774
Operating lease right-of-use assets, net	321	—		321		321
Long-term assets related to discontinued operations	24	—		24		24
Deposits and other assets	—	6		6		6
Goodwill — none recognized (recapitalization)	—	—	—	—	—	—
TOTAL ASSETS	$2,017	$483	7,625	$10,125	12,625	$15,125
LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable	64	46		110		110
Accrued liabilities	415	—		415		415
Accrued expenses (Cortigent)	—	335		335		335
Accrued compensation (Cortigent)	—	349		349		349
Current operating lease liability	168	—		168		168
Current liabilities related to discontinued operations	228	—		228		228
Due to Parent	—	3,500	(3,500)	—	(3,500)	—
Total current liabilities	875	4,230	(3,500)	1,605	(3,500)	1,605
Long-term operating lease liability	169	—		169		169
Long-term liabilities related to discontinued operations	441	—		441		441
TOTAL LIABILITIES	1,485	4,230	(3,500)	2,215	(3,500)	2,215
Shareholders' Equity (Deficit):
Common stock, $0.001 par value	3	—	16	19	17	20
Additional paid-in capital	37,500	—	(15,662)	21,838	(10,663)	26,837
Net Parent Investment (Deficit)	—	(3,747)	3,747	—	3,747	—
Accumulated other comprehensive loss	(341)	—	341	—	341	—
Accumulated deficit	(36,630)	—	22,683	(13,947)	22,683	(13,947)
TOTAL SHAREHOLDERS’ EQUITY (DEFICIT)	$532	$(3,747)	11,125	$7,910	16,125	$12,910
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)	$2,017	$483	7,625	$10,125	12,625	$15,125

Balance check (Total assets − (Total liabilities + equity)): $0 (Minimum) / $0 (Maximum). Pro forma combined shares outstanding (basic): 18,887,555 (Min) / 20,316,126 (Max). Pro forma book value per share: $0.42 (Min) / $0.64 (Max).

D-2

CLEARONE, INC. AND CORTIGENT, INC.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2025
(Dollar amounts in $000s except per-share data; share counts in whole shares)

	ClearOne Historical	Cortigent Historical	Transaction Adjustments	Note	Pro Forma Combined
Revenue	$—	$—			$—
Cost of goods sold	328	—			328
Gross loss	(328)	—	—		(328)
Operating expenses:
Research and development, net of grants	—	570			570
General and administrative	2,453	2,062			4,515
Legal expense	247	—			247
Professional fees	1,368	—			1,368
Total operating expenses	4,068	2,632	—		6,700
Operating loss	(4,396)	(2,632)	—		(7,028)
Interest and other income (expense), net	(145)	(480)			(625)
Pro forma adjustment – interest/other expense related to Due to Parent	—	—	—		—
Incremental stock compensation – new option grants (illustrative)	—	—	(997)	(e)	(997)
Transaction costs – ThinkEquity advisory fee (nonrecurring)			(1,875)	(a)	(1,875)
Listing/service charge – reverse recapitalization (nonrecurring, non-cash)			(8,832)	(h)	(8,832)
Loss before income taxes	(4,541)	(3,112)	(11,704)		(19,357)
Provision for income taxes	83	—			83
Loss from continuing operations	(4,624)	(3,112)	(11,704)		(19,440)
Loss from discontinued operations, net of tax	(21,460)	—			(21,460)
NET LOSS	$(26,084)	$(3,112)	(11,704)		$(40,900)

Pro forma net loss per share — Minimum and Maximum offering scenarios

	Minimum ($10.0MM)	Maximum ($15.0MM)
Historical CLRO weighted average shares outstanding	1,765,654	1,765,654
Add: shares issued in the Transaction (assumed outstanding since beginning of period)	16,212,143	17,640,714
Pro forma weighted average shares outstanding	17,977,797	19,406,368
Pro forma net loss per share – basic and diluted	(2.28)	(2.11)

D-3

CLEARONE, INC. AND CORTIGENT, INC.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended March 31, 2026
(Dollar amounts in $000s except per-share data; share counts in whole shares)

	ClearOne Historical	Cortigent Historical	Transaction Adjustments	Note	Pro Forma Combined
Revenue	$—	$—			$—
Cost of goods sold	70	—			70
Gross loss	(70)	—	—		(70)
Operating expenses:
Research and development, net of grants	—	118			118
General and administrative	780	608			1,388
Total operating expenses	780	726	—		1,506
Operating loss	(850)	(726)	—		(1,576)
Interest and other income (expense), net	—	(42)			(42)
Pro forma adjustment – interest/other expense related to Due to Parent	—	—			—
Incremental stock compensation – new option grants (illustrative)	—	—	(249)	(e)	(249)
Transaction costs – ThinkEquity advisory fee (nonrecurring)			(1,875)	(a)	(1,875)
Listing/service charge – reverse recapitalization (nonrecurring, non-cash)			(8,832)	(h)	(8,832)
Loss before income taxes	(850)	(768)	(10,956)		(12,574)
Provision for income taxes	—	—			—
Loss from continuing operations	(850)	(768)	(10,956)		(12,574)
Income from discontinued operations, net of tax	363	—			363
NET LOSS	$(487)	$(768)	(10,956)		$(12,211)

Pro forma net loss per share — Minimum and Maximum offering scenarios

	Minimum ($10.0MM)	Maximum ($15.0MM)
Historical CLRO weighted average shares outstanding	2,383,745	2,383,745
Add: shares issued in the Transaction (assumed outstanding since beginning of period)	16,212,143	17,640,714
Pro forma weighted average shares outstanding	18,595,888	20,024,459
Pro forma net loss per share – basic and diluted	(0.66)	(0.61)

D-4

CLEARONE, INC. AND CORTIGENT, INC.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(Dollar amounts in $000s except per-share/per-unit data; share counts in whole shares)

1.  BASIS OF PRESENTATION

The unaudited pro forma condensed combined financial statements give effect to the merger (the "Merger") of CLRO Merger Sub, Inc. ("Merger Sub"), a wholly-owned subsidiary of ClearOne, Inc. ("ClearOne" or "CLRO"), with and into Cortigent, Inc. ("Cortigent"), with Cortigent surviving as a wholly-owned subsidiary of ClearOne, pursuant to the Agreement and Plan of Merger dated July 1, 2026 by and among ClearOne, Merger Sub, Cortigent and Vivani Medical, Inc. ("Vivani"), together with the concurrent equity financing described in Note 3 (the "Financing" and, together with the Merger, the "Transactions").

The unaudited pro forma condensed combined balance sheet as of March 31, 2026 gives effect to the Transactions as if they had occurred on that date, combining the historical unaudited condensed consolidated balance sheets of ClearOne and Cortigent. Consistent with the Financing's disclosed range, the unaudited pro forma condensed combined balance sheet is presented for both a Minimum Offering ($10,000) and a Maximum Offering ($15,000); no single point estimate is presented.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025 and for the three months ended March 31, 2026 give effect to the Transactions as if they had occurred on January 1, 2025 and January 1, 2026, respectively, and combine the historical results of ClearOne and Cortigent for those periods. The dollar amounts on the unaudited pro forma condensed combined statements of operations do not vary between the Minimum and Maximum Offering scenarios. Because each period is presented as if the Transactions had occurred at the beginning of that period, both of the $1,875 ThinkEquity advisory fee (Note (a)) and the $8,832 listing / service charge (Note (h)) — nonrecurring charges directly attributable to the Transactions — are reflected as transaction accounting adjustments in each unaudited pro forma condensed combined statement of operations, as well as in the unaudited pro forma condensed combined balance sheet, and are not expected to recur beyond twelve months following the Closing. The non-cash Advisor Share charge (Note (c)), being settled in equity, is reflected in the unaudited pro forma condensed combined balance sheet only; other offering costs are charged to additional paid-in capital. Only the number of Financing Shares deemed outstanding varies by scenario, so each unaudited pro forma condensed combined statement of operations presents pro forma weighted average shares and pro forma net loss per share for both the Minimum and Maximum scenarios.

These unaudited pro forma condensed combined financial statements are presented for informational purposes only and do not purport to represent what the actual combined results of operations or financial position of ClearOne and Cortigent would have been had the Transactions occurred on the dates indicated, nor are they necessarily indicative of future combined results. No pro forma adjustments have been made for anticipated cost savings, synergies, or other integration effects.

2.  THE MERGER AND ACCOUNTING TREATMENT

Under the terms of the Merger Agreement, Vivani will receive 12,500,000 shares of ClearOne common stock (the “Consideration Shares”) in exchange for all outstanding shares of Cortigent. Because Vivani obtains a majority (approximately 62%–66%) of the combined company’s voting interests, the Merger is accounted for as a reverse recapitalization, with Cortigent as the accounting acquirer and predecessor and ClearOne as the accounting acquiree, notwithstanding that ClearOne is the surviving legal registrant.

As of the Closing, and following the October 2025 sale of substantially all of ClearOne’s operating assets and intellectual property to Biamp, the net assets of ClearOne acquired in the Merger do not meet the definition of a business under ASC 805. Accordingly, the transaction is not a business combination; it is accounted for as a reverse recapitalization, ClearOne’s identifiable net assets are recognized at carrying value (which approximates fair value, as they are predominantly monetary), and no goodwill is recognized. This accounting determination is separate from, and not inconsistent with, the Company’s Nasdaq continued-listing position.

D-5

3.  PRO FORMA ADJUSTMENTS

(a)  Financing. Reflects the assumed issuance of Financing Units at the Closing. Per the Merger Agreement, the Financing will raise a minimum of $10,000 (2,857,143 shares) and a maximum of $15,000 (4,285,714 shares) at an assumed price of $3.50 per Unit, each Unit including one warrant exercisable at $10.00 per share for six months, for cash only. Cash proceeds in each scenario are reduced by $2,375 of fees and offering costs: the $1,875 cash fee payable to ThinkEquity LLC (capped per the Merger Agreement, fixed regardless of the amount raised) and $500 of other estimated offering costs (legal, accounting, printing, filing — ESTIMATE ONLY). The entire $1,875 ThinkEquity fee is treated as a transaction/advisory expense of the Merger — none is allocated to Financing issuance costs — and is reflected as a non-recurring charge in each unaudited pro forma condensed combined statement of operations and as a corresponding reduction of accumulated deficit in the unaudited pro forma condensed combined balance sheet. The $500 of other offering costs, being directly attributable to the Financing, are charged to additional paid-in capital as equity issuance costs. The Financing Warrants are assumed to be equity-classified (fixed-for-fixed, cash exercise only, fixed six-month term, no down-round features), and will be confirmed once final warrant terms are determined.

(b)  Goodwill. No goodwill is recognized. Because ClearOne’s net assets do not meet the ASC 805 definition of a business, the Merger is not a business combination; it is a reverse recapitalization in which ClearOne’s identifiable net assets are recognized at fair value (≈ carrying value). See Note (h) for the listing/service charge arising on the excess of the deemed consideration over those net assets.

(c)  Advisor Shares.  Reflects the assumed issuance of the maximum 855,000 Advisor Shares permitted under the Merger Agreement at an assumed fair value of $3.50 per share ($2,993), recorded as a non-recurring, non-cash charge at the assumed Closing date. Because this charge is non-cash and settled in equity, it is reflected as a charge to accumulated deficit in the unaudited pro forma condensed combined balance sheet only and is not reflected in the unaudited pro forma condensed combined statements of operations.

(d)  Recapitalization. Reflects the elimination of ClearOne's historical common stock, additional paid-in capital and accumulated other comprehensive loss and the issuance of the Consideration Shares to Vivani, the Financing Shares, and the Advisor Shares, resulting in pro forma combined shares outstanding of 18,887,555 (Minimum) to 20,316,126 (Maximum). Cortigent's historical Net Parent Investment (Deficit), as adjusted for the debt forgiveness in Note (f), the ThinkEquity fee in Note (a) and the Advisor Share charge in Note (c), is carried forward as the combined company's accumulated deficit, consistent with reverse recapitalization accounting. Additional paid-in capital is presented as a balancing amount and will change with final terms based on the actual Transactions.

(e)  Option Grants. Reflects an estimate of incremental recurring stock compensation expense for the 1,400,000 stock options to be granted at Closing to Cortigent-affiliated individuals, at an assumed exercise price of $3.50, increasing the pro forma net loss in each period. Grant-date fair value was estimated using the Black-Scholes model with assumptions for volatility (80%), risk-free interest rate (4.37%), expected term (7 years) and a 3.7 year ratable vesting period. Actual terms, and expense amounts, will likely differ from the estimate.

(f)  Debt Forgiveness. Reflects the forgiveness/contribution to capital, immediately prior to the Effective Time, of Cortigent's $3,500 'Due to Parent' balance owed to Vivani, a condition of Closing under Merger Agreement Section 5.17.

(g) Listing / service charge. In the reverse recapitalization, Cortigent is deemed to issue equity to ClearOne’s continuing shareholders in exchange for ClearOne’s net assets and ClearOne’s public listing. The excess of the fair value of that deemed consideration (2,675,412 shares × an assumed $3.50 per share = $9,364) over the fair value of ClearOne’s identifiable net assets ($532) — approximately $8,832 — is recognized as a one-time, non-cash listing/service charge in each unaudited pro forma condensed combined statement of operations, with an offsetting increase in additional paid-in capital (no effect on total stockholders’ equity or cash). The charge is supported by analogy to IFRS 2 (paragraph 13A and the related IFRS Interpretations Committee agenda decision) and is consistent with SEC staff practice; the per-share input will change based on ClearOne’s quoted market price at the Closing.

4.  SHARE CAPITAL

Pro forma combined shares outstanding (18,887,555 Minimum to 20,316,126 Maximum) do not include: (i) the Financing Warrants (2,857,143 to 4,285,714 shares, $10.00 exercise price, 6-month term); (ii) the 1,400,000 stock options discussed in Note (e); or (iii) any other outstanding ClearOne equity awards not separately identified in these proforma financial statements.

D-6